UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSRS/A


                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


                  Investment Company Act File Number: 811-07883


                                   ICON FUNDS
               (Exact name of registrant as specified in charter)

                           5299 DTC Blvd., Suite 1200
                           Greenwood Village, CO 80111
                    (Address of principal executive offices)


                                 Andra C. Ozols
                           5299 DTC Blvd., Suite 1200
                           Greenwood Village, CO 80111
                     (Name and Address of Agent for Service)


Registrant's telephone number, including area code: 303-790-1600

Date of fiscal year end:  09/30

Date of reporting period:  03/31/2004

Item 1 - Reports to Stockholders



                                 March 31, 2004

                                Investment Update
                                ICON SECTOR FUNDS

                                Semiannual Report

                                [ICON FUNDS LOGO]

Table of Contents

ABOUT THIS REPORT                           ......................................2

MESSAGE FROM ICON FUNDS                     ......................................4

MANAGEMENT OVERVIEW
AND SCHEDULE OF INVESTMENTS                 ......................................6
     ICON Consumer Discretionary Fund       ......................................6
     ICON Energy Fund                       .....................................11
     ICON Financial Fund                    .....................................16
     ICON Healthcare Fund                   .....................................21
     ICON Industrials Fund                  .....................................26
     ICON Information Technology Fund       .....................................31
     ICON Leisure and Consumer Staples Fund .....................................36
     ICON Materials Fund                    .....................................41
     ICON Telecommunication & Utilities
     Fund                                   .....................................45
     ICON Short-Term Fixed Income Fund      .....................................49

FINANCIAL STATEMENTS                        .....................................52

FINANCIAL HIGHLIGHTS                        .....................................60

NOTES TO FINANCIAL STATEMENTS               .....................................70

About This Report

--------------------------------------------------------------------------------
HISTORICAL RETURNS
--------------------------------------------------------------------------------

All total returns mentioned in this report account for the change in a Fund's per-share price and the reinvestment of any dividends, capital gain distributions, and tax return of capital. If your account is set up to receive Fund distributions in cash rather than to reinvest them, your actual return may differ from these figures. The Funds' performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

     Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results represent past performance, and current performance may be higher or lower. Please call 1-800-764-0442 or visit www.iconfunds.com for performance results current to the most recent month-end.

--------------------------------------------------------------------------------
PORTFOLIO DATA
--------------------------------------------------------------------------------

Opinions and forecasts regarding industries, companies and/or themes, and portfolio composition and holdings, are subject to change at any time based on market and other conditions, and should not be construed as a recommendation of any specific security. Each Fund's percentage holdings as of March 31, 2004 are included in each Fund's Schedule of Investments.

     Certain companies' stock performance during the period is mentioned throughout the Management Overviews. While ICON's quantitative investment methodology does not consider company-specific factors beyond financial data, they may impact a stock's performance, and therefore, Fund performance.

     There are risks associated with mutual fund investing, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. An investment in a sector fund may involve greater risk and volatility than a diversified fund, and the technology sector has been among the most volatile sectors in the market. Investments in foreign securities may entail unique risks, including political, market and currency risks. There are also risks associated with small- and mid-cap investing, including limited product lines, less liquidity and small market share.

--------------------------------------------------------------------------------
COMPARATIVE INDEXES
--------------------------------------------------------------------------------

The comparative indexes discussed in this report are meant to provide a basis for judging a Fund's performance against specific securities indexes. Each index shown accounts for both change in security price and reinvestment of dividends and distributions (except as noted), but does not reflect the costs of managing a mutual fund. The Funds' portfolios may significantly differ in holdings and composition from the indexes. Individuals cannot invest directly in an index.

-    The  unmanaged  Standard  &  Poor's  (S&P)  1500  Index  is  a  broad-based
     capitalization-weighted   index   comprising  1,500  stocks  of  large-cap,
     mid-cap, and small-cap U.S. companies.

- The capitalization-weighted S&P 1500 Sector and Industry Indexes are based on specific classifications determined by Standard & Poor's.

-    The  unmanaged   NASDAQ   Composite   ("NASDAQ")  Index  is  a  broad-based
     capitalization-weighted index of all NASDAQ National Market and Small-Cap stocks.

- The unmanaged Merrill Lynch 1-Year U.S. Treasury Bill Index consists of a single issue with the longest maturity. The issue is replaced on a monthly basis to maintain the characteristics of the index.

     Index returns and statistical data included in this report are provided by Bloomberg and FactSet.

Message from ICON Funds

--------------------------------------------------------------------------------
DEAR SHAREHOLDER:
[PHOTO]
--------------------------------------------------------------------------------

Last November, I found myself in a somewhat heated TV debate in which I contended that the then eight-month rally in stock prices still had further upside. In taking this decidedly bullish stance, I based my position on the fact that the stocks in the ICON domestic database were priced on average about 15% below our estimate of fair value, and that we expected them to continue in their upward march.

     Meanwhile my opponent, a respected money manager, voiced a more pessimistic outlook. Armed with a host of fear-based objections, including overheated price/earnings ratios, rising interest rates and sluggish job growth, his intuitive arguments supporting a precipitous decline undoubtedly proved convincing to many investors. Except that he was wrong.

THE PRODUCT OF FAULTY REASONING

Through mid-March 2004, stocks did in fact continue their move toward fair value, despite these and other concerns. Although Wall Street has been known to climb a wall of worry, the skepticism and doubt expressed by some investors during the advance was likely the product of faulty reasoning. Let's explore some common investor misperceptions:

- STOCKS ARE OVERPRICED BASED ON P/E. Price/earnings ratio is a simplistic measure that fails to consider the impact of interest rates, a key component in calculating the present value of any asset. Value, of course, is not stagnant and can increase or decrease depending on the current interest rate environment. In the current low interest rate setting, we believe it makes sense that stock prices would be higher relative to earnings. Our valuation model considers earnings estimates, but expands beyond this one-dimensional statistic.

- INTEREST RATES WILL HAVE TO RISE. There appears to be a consensus among market observers that short-term interest rates will move higher as the economic recovery gains traction, pressuring earnings and consequently stock prices. The fact is short-term rates play a limited role in our system, which emphasizes the AAA long-term bond yield in its assessment of valuation. With long-term rates experiencing a 20-year secular decline, we find it counterproductive to predict the impact of an increase. That being said, we do not currently see any force capable of reversing this downward trend.

[SIDENOTE]
Intuitive arguments supporting a decline undoubtedly proved convincing. Except that they were wrong.

[SIDENOTE]
We remain bullish and believe stock prices are positioned to resume their value-driven advance.

- SLUGGISH JOB GROWTH WILL SLOW CONSUMER SPENDING. While unemployment is near its historical average, investors have sold stocks on the belief that disappointing job growth will slow consumer spending. Having examined various measures of consumer spending going back to the 1960s, I have found no evidence of a direct link between employment and spending. Interestingly enough, the data would seem to suggest that spending has triggered employment, not the other way around.

FAVORING CYCLICAL INDUSTRIES

Naturally, as evidenced by the market dip in mid-March 2004, it is quite normal for news events to distract investors and interrupt the path back toward fair value. Nevertheless, we remain bullish and believe stock prices are positioned to resume their value-driven advance. Our valuation model suggests that stocks continue to be priced at discounts relative to intrinsic value, and that market action late in the period was merely a temporary setback.

     This interruption, however, was not without its impact. Since late January 2004, market leadership has lacked a common theme, as top-performing cyclical and economically sensitive sectors such as technology, consumer discretionary, industrials, and materials turned increasingly volatile. At the same time, defensive groups such as healthcare, utilities and consumer staples demonstrated strength amid market pullbacks.

     We don't expect an economic boom; we think the economic environment is healthy. Nor do we believe the market needs a big news event to be propelled forward. Despite these seemingly short-lived theme reversals, we think it best to continue favoring underpriced cyclical industries, and ride through the occasional turbulence.

A NEW NAME

Effective January 2004, Meridian Investment Management Corporation, adviser to the ICON Funds, changed its name to ICON Advisers, Inc. More than just a name change, we believe it represents an opportunity for our advisory firm to introduce our story to a wider audience. The name involves many strategic marketing and communications initiatives, including a new website for shareholders like you and financial advisers, which we plan to launch this summer.

     In closing, we once again experienced a market that defies conventional wisdom. ICON thanks you for the opportunity to help guide you through it.

Yours truly,

/s/ Craig T. Callahan

Craig T. Callahan, DBA
Chairman of the Board of Trustees and
Chief Investment Officer of the Adviser

[SIDENOTE]
Despite short-lived theme reversals and temporary setbacks, our valuation model suggests stocks are still priced below intrinsic value.

Management Overview

ICON CONSUMER DISCRETIONARY FUND

A discussion with Robert Straus, CMT, Portfolio Manager

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

The ICON Consumer Discretionary Fund appreciated 17.47% for the six-month period ended March 31, 2004, keeping pace with the 17.39% return for its sector-specific benchmark, the S&P 1500 Consumer Discretionary Index, and outperforming the 14.75% return of its broad benchmark, the S&P 1500 Index. Total returns for other periods as of March 31, 2004 are listed on page 8.

Although the Fund was able to maintain its edge over both benchmarks, the second half of the period was marred by a sharp, short-term market pullback, which detracted from returns of economically sensitive sectors such as Consumer Discretionary. While the Fund surrendered some gains during this downdraft, our valuation and relative strength readings suggested that market leadership remained concentrated in cyclical industries. As a result, the Fund used the retreat as an opportunity to fortify selected positions.

The Fund is managed using an all-cap strategy, meaning we invest in securities we believe are undervalued, regardless of their location on the traditional style grid. Our investment approach is not limited by restrictions on market capitalization; the ICON system searches for potential industry leadership regardless of where it emerges.

Even though our approach views investment style as irrelevant, the Fund benefited from a value bias during the period, as measured on a price-to-earnings (P/E) basis. Whereas short-lived theme reversals lifted more defensive issues during the two-month pullback, underpriced stocks encountered less resistance than more richly valued shares.

For the record, the Fund does not utilize P/E ratio as a valuation measure, regarding it as a static proxy. Instead, we calculate a value-to-price ratio (V/P) for each industry and security. This is viewed as more meaningful since it considers the effects of earnings, projected growth, risk, and interest rates (opportunity cost).

WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE PAST SIX MONTHS?

Although the Fund's valuation and relative strength readings supported an upward move during the period, pervasive fear continued to dominate the equity landscape. Most prominent was the fear of terrorism, which heightened following several overseas incidents. These events produced harsh sell-offs, and the underlying uncertainty weighed heavily on the markets.

Also contributing to investors' anxiety were worries surrounding overheated valuations, stagnant job creation, and the near-term possibility of higher interest rates. Although we do not factor these measures into our investment process, they affected the investment environment the Fund faced. While these perceived concerns fueled skepticism over the sustainability of the economic recovery, the market seemingly refused to acknowledge that a recovery was not only taking place, but was actually gaining traction.

HOW DID INDIVIDUAL INDUSTRIES AND COMPANIES AFFECT THE FUND'S PERFORMANCE?

With respect to major industry moves during the period, the Fund sold its holdings in the general merchandise stores and computer & electronics retail industries, neither of which showed strong relative performance. Subsequently, value and relative strength were detected in industries such as auto parts & equipment, which was increased significantly, and apparel, accessories & luxury goods. In addition, the Fund trimmed an overweight position in specialty stores, taking the opportunity to lock in profits.

[SIDENOTE]

PORTFOLIO PROFILE

March 31, 2004
(unaudited)

Equities                                                                  100.2%

Top 10 Equity Holdings                                                     26.1%

Number of Stocks                                                              61

Cash Equivalents                                                            0.8%
Percentages are based upon net assets.

[SIDENOTE]

TOP 10 EQUITY HOLDINGS

March 31, 2004
(unaudited)

Helen of Troy Limited                                                       3.3%

Winnebago Industries, Inc.                                                  2.8%

Aftermarket Technology Corp.                                                2.8%

Monaco Coach Corporation                                                    2.8%

Lear Corporation                                                            2.7%

West Marine, Inc.                                                           2.4%

Keystone Automotive Industries, Inc.                                        2.4%

BorgWarner, Inc.                                                            2.4%

Kenneth Cole Productions, Inc.                                              2.3%

DaimlerChrysler AG                                                          2.2%
Percentages are based upon net assets.

Several individual Fund holdings contributed significantly to performance during the period, including recreational vehicle manufacturer Monaco Coach Corp. and motor home maker Winnebago Industries, Inc. Both benefited from favorable demand trends and rising order backlog. Elsewhere, automotive original equipment manufacturers (OEM) business, particularly in high-end audio and infotainment systems, continued to drive growth for Harman International Industries, Inc., which added to the Fund's return during the period. When Harman's value/price ratio fell during the period, the company met our sell criteria.

In contrast, among the Fund's poorest-performing stocks was video game retailer Electronics Boutique Holdings Corp., which fell on lower hardware sales and was sold from the Fund when the computer & electronics retail industry position was replaced. Structural component manufacturer Tower Automotive, Inc. also declined when the company announced an earnings-per-share loss related to a joint venture. Meanwhile, men's apparel retailer Jos. A. Bank Clothiers, Inc. slid on concerns ranging from inventory and debt levels to negative publicity.

WHAT IS THE INVESTMENT OUTLOOK FOR THE CONSUMER DISCRETIONARY SECTOR?

Our outlook for the Consumer Discretionary sector is positive, based on the belief that the cyclical theme remains firmly in place. The sector continues to be priced at a discount to its intrinsic worth based on our valuation methodology, suggesting that further upside potential still exists.

Given the sector's cyclical orientation, the Fund also stands to benefit from the economic expansion that appears to be taking hold in the U.S. This combination of cyclically oriented, underpriced industries and an expanding domestic economy provides the sector with both the opportunity and the catalyst to outperform the broader market for the foreseeable future.

--------------------------------------------------------------------------------
PERFORMANCE HIGHLIGHTS
March 31, 2004
(unaudited)
--------------------------------------------------------------------------------

- Our valuation methods led us to overweight small- and mid-capitalization companies, which added to relative performance as large-cap securities underperformed.

- Among the Fund's strongest-performing holdings during the period were Monaco Coach Corp. and Winnebago Industries, Inc.

- Our methodology led us to hold a significant position in specialty stores, and the Fund's holdings in this industry performed strongly relative to the sector-specific Index.

- Conversely, the worst industry performer in the Fund was computer & electronics retail.

- Our stockpicking in the apparel & accessories industry, an overweight position, added to returns.

ICON CONSUMER DISCRETIONARY FUND

--------------------------------------------------------------------------------
TOP 10 INDUSTRIES
March 31, 2004
(unaudited)
--------------------------------------------------------------------------------

       Specialty Stores                                                   17.0%

       Automobile Manufacturers                                           13.4%

       Apparel Retail                                                     13.3%

       Homebuilding                                                       11.8%

       Auto Parts & Equipment                                             11.3%

       Apparel, Accessories & Luxury Goods                                 8.2%

       Home Furnishings                                                    5.3%

       Household Appliances                                                5.3%

       Department Stores                                                   4.3%

       Tobacco                                                             3.9%

Percentages are based upon net assets.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
as of March 31, 2004
(unaudited)
--------------------------------------------------------------------------------

                                             SIX MONTHS                          SINCE
                                                ENDED        ONE      FIVE      INCEPTION
                                              3/31/04*      YEAR     YEARS      7/9/97
------------------------------------------------------------------------------------------
ICON Consumer Discretionary Fund                17.47%      56.14%    7.16%       5.33%
------------------------------------------------------------------------------------------
S&P 1500 Consumer Discretionary Index           17.39%      44.87%   -0.41%       7.27%
------------------------------------------------------------------------------------------
S&P 1500 Index                                  14.75%      36.92%    0.09%       5.43%
------------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The performance of the S&P 1500 Consumer Discretionary Index includes the reinvestment of dividends and capital gain distributions beginning on January 1, 2002. Additional information about these performance results and the comparative indexes can be found on pages 2 and 3.

* Not annualized.

--------------------------------------------------------------------------------
VALUE OF A
$10,000 INVESTMENT
through March 31, 2004
--------------------------------------------------------------------------------

[LINE GRAPH]

                                                      ICON CONSUMER             S&P 1500 CONSUMER
                                                   DISCRETIONARY FUND          DISCRETIONARY INDEX           S&P 1500 INDEX
                                                   ------------------          -------------------           --------------
7/9/97                                                    10000                       10000                       10000
3/31/98                                                   11140                       13276                       12321
3/31/99                                                   10832                       16371                       14207
3/31/00                                                   10503                       17620                       16994
3/31/01                                                    9756                       13937                       13550
3/31/02                                                   13379                       14959                       13837
3/31/03                                                    9080                       11069                       10425
3/31/04                                                   14178                       16036                       14275

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund on its inception date of 7/9/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Schedule of Investments

(unaudited)

ICON CONSUMER DISCRETIONARY FUND

SCHEDULE OF INVESTMENTS

March 31, 2004

SHARES OR PRINCIPAL AMOUNT             MARKET VALUE
---------------------------------------------------
COMMON STOCKS 100.2%

CONSUMER DISCRETIONARY 94.6%
APPAREL, ACCESSORIES & LUXURY GOODS 8.2%
   262,000   DHB Industries, Inc.(a)   $  1,930,940
   116,100   Fossil, Inc.(a)              3,871,935
   133,300   Kenneth Cole
             Productions, Inc.            4,545,530
    58,000   Polo Ralph Lauren
             Corporation                  1,988,240
   169,600   Quiksilver, Inc.(a)          3,705,760
---------------------------------------------------
                                         16,042,405

APPAREL RETAIL 13.3%
    55,000   Abercrombie & Fitch Co.      1,861,200
    56,300   Aeropostale, Inc.(a)         2,041,438
    94,100   Cache, Inc.(a)               3,102,477
    73,400   Chico's FAS, Inc.(a)         3,405,760
    86,100   The Gap, Inc.                1,887,312
   100,000   Hot Topic, Inc.(a)           2,645,000
   103,100   Jos. A. Bank Clothiers,
             Inc.(a)                      3,711,600
    70,300   Mothers Work, Inc.(a)        1,873,495
   124,400   Ross Stores, Inc.            3,807,884
    74,000   The TJX Companies, Inc.      1,817,440
---------------------------------------------------
                                         26,153,606
AUTO PARTS & EQUIPMENT 11.3%
   368,000   Aftermarket Technology
             Corp.(a)                     5,405,920
    54,900   BorgWarner, Inc.             4,657,167
   171,500   Keystone Automotive
             Industries, Inc.(a)          4,692,240
    86,000   Lear Corporation             5,328,560
   407,000   Tower Automotive,
             Inc.(a)                      2,051,280
---------------------------------------------------
                                         22,135,167

AUTOMOBILE MANUFACTURERS 13.4%
   105,100   DaimlerChrysler AG(a)f)      4,386,874
   251,000   Ford Motor Company           3,406,070
    72,600   General Motors
             Corporation                  3,419,460
   201,500   Monaco Coach Corporation     5,400,200
   159,400   Thor Industries, Inc.        4,281,484
   177,600   Winnebago Industries,
             Inc.                         5,535,792
---------------------------------------------------
                                         26,429,880

DEPARTMENT STORES 4.3%
    79,300   Federated Department
             Stores, Inc.                 4,286,165
    76,600   The Neiman Marcus Group,
             Inc.                         4,131,804
---------------------------------------------------
                                          8,417,969

---------------------------------------------------
SHARES OR PRINCIPAL AMOUNT             MARKET VALUE

HOMEBUILDING 11.8%
    68,200   Centex Corporation        $  3,686,892
    98,700   D.R. Horton, Inc.            3,496,941
    89,600   Hovnanian Enterprises,
             Inc.(a)                      3,866,240
    38,100   Meritage Corporation(a)      2,828,925
    49,800   Pulte Homes, Inc.            2,768,880
    29,300   The Ryland Group, Inc.       2,602,719
    85,000   Toll Brothers, Inc.(a)       3,861,550
---------------------------------------------------
                                         23,112,147

HOME FURNISHINGS 5.3%
    62,500   Ethan Allen Interiors
             Inc.                         2,578,750
   133,900   Furniture Brands
             International, Inc.          4,311,580
    39,500   Hooker Furniture
             Corporation                    917,980
    31,100   Mohawk Industries,
             Inc.(a)                      2,561,085
---------------------------------------------------
                                         10,369,395

HOME IMPROVEMENT RETAIL 0.6%
    21,300   Lowe's Companies, Inc.       1,195,569

HOUSEHOLD APPLIANCES 5.3%
   146,900   Craftmade International,
             Inc.                         3,975,114
   210,300   Helen of Troy
             Limited(a)f)                 6,521,403
---------------------------------------------------
                                         10,496,517

INTERNET RETAIL 2.6%
   242,000   1-800-FLOWERS.COM,
             Inc.(a)                      2,315,940
    39,300   eBay Inc.(a)                 2,724,669
---------------------------------------------------
                                          5,040,609

SPECIALTY STORES 17.0%
    50,100   Advance Auto Parts,
             Inc.(a)                      2,037,567
   127,700   Barnes & Noble, Inc.(a)      4,163,020
   138,900   Big 5 Sporting Goods
             Corporation(a)               3,507,225
    37,700   Dick's Sporting Goods,
             Inc.(a)                      2,191,878
    50,100   O'Reilly Automotive,
             Inc.(a)                      2,006,004
   125,100   PETsMART, Inc.               3,410,226
    86,200   The Sports Authority,
             Inc.(a)                      3,454,896
    66,300   Staples, Inc.                1,683,357
   110,200   United Auto Group, Inc.      3,015,072
   149,300   West Marine, Inc.(a)         4,755,205
    49,600   Zale Corporation(a)          3,052,880
---------------------------------------------------
                                         33,277,330

TIRE & RUBBER 1.5%
   146,000   Cooper Tire & Rubber
             Company                      2,941,900
---------------------------------------------------
TOTAL CONSUMER DISCRETIONARY            185,612,494

INFORMATION TECHNOLOGY 1.5%
HOME ENTERTAINMENT SOFTWARE 1.5%
    77,800   Take-Two Interactive
             Software, Inc.(a)            2,861,484
---------------------------------------------------
TOTAL INFORMATION TECHNOLOGY              2,861,484

(unaudited)

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
March 31, 2004
--------------------------------------------------------------------------------

SHARES OR PRINCIPAL AMOUNT             MARKET VALUE
---------------------------------------------------
LEISURE AND CONSUMER STAPLES 3.9%
TOBACCO 3.9%
    69,000   Altria Group, Inc.        $  3,757,050
    63,000   R.J. Reynolds Tobacco
             Holdings, Inc.               3,811,500
---------------------------------------------------
TOTAL LEISURE AND CONSUMER STAPLES        7,568,550

MATERIALS 0.2%
CONSTRUCTION MATERIALS 0.2%
     1,511   Eagle Materials Inc.            88,922
     5,081   Eagle Materials Inc.,
             Class B                        296,731
---------------------------------------------------
TOTAL MATERIALS                             385,653
---------------------------------------------------
TOTAL COMMON STOCKS
             (COST $153,768,277)        196,428,181

SHORT-TERM INVESTMENTS 0.8%
U.S. GOVERNMENT AGENCIES 0.7%
$1,441,000   FHLB Discount Note,
             0.7500%, 4-1-04              1,441,000
---------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCIES            1,441,000

VARIABLE RATE DEMAND NOTE 0.1%
   191,471   American Family Demand
             Note, 0.6908%#                 191,471
---------------------------------------------------
TOTAL VARIABLE RATE DEMAND NOTE             191,471
---------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
             (COST $1,632,471)            1,632,471
---------------------------------------------------
TOTAL INVESTMENTS 101.0%
             (COST $155,400,748)        198,060,652
---------------------------------------------------
LIABILITIES LESS OTHER ASSETS (1.0%)     (1,918,818)
---------------------------------------------------
NET ASSETS 100.0%                      $196,141,834
---------------------------------------------------

The accompanying notes are an integral part of the financial statements.

(a)  Non-income producing security

 # Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of March 31, 2004.

 f   Foreign security

Dates shown on securities are the due dates of the obligation.

Management Overview

ICON ENERGY FUND

A discussion with J.C. Waller III, Portfolio Manager

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

The ICON Energy Fund appreciated 32.77% for the six-month period ended March 31, 2004, outpacing the 21.94% return for its sector-specific benchmark, the S&P 1500 Energy Index. The Fund also surpassed its broad benchmark, the S&P 1500 Index, which returned 14.75%. Total returns for other periods as of March 31, 2004 are listed on page 13.

Our independent analysis worked in the Fund's favor during the period, as valuation and relative strength readings led us to construct a portfolio that differed considerably from the S&P 1500 Energy Index. Whereas the index emphasized holdings in the integrated oil & gas industry, the Fund was more heavily weighted in industries that led the sector's advance, such as oil & gas refining & marketing & transportation, oil & gas exploration & production, and oil & gas equipment & services. Stock selection also proved rewarding in that the Fund's top performers more than offset its laggards.

The Fund is managed using an all-cap strategy, meaning we invest in securities we believe are undervalued, regardless of their location on the traditional style grid. Our investment approach is not limited by restrictions on market capitalization; the ICON system searches for potential industry leadership regardless of where it emerges.

Even though our approach considers investment style irrelevant, the Fund benefited from a value bias during the period, as measured on a traditional price-to-earnings (P/E) basis. Although richly valued shares suffered amid winter's two-month cyclical downdraft, underpriced stocks were better positioned to withstand the pullback.

For the record, the Fund does not utilize P/E ratio as a valuation measure, regarding it as a static proxy. Instead, we calculate a proprietary value-to-price ratio (V/P) for each industry and security. This is viewed as more meaningful since it considers the effects of earnings, projected growth, risk, and interest rates (opportunity cost).

WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE PAST SIX MONTHS?

Broadly speaking, rising prices, favorable supply/demand dynamics, and an improving global economy bolstered the Energy sector during the period. However, given its sweeping global significance, the resurfacing of geopolitical tensions gave rise to supply concerns, which led to several pronounced market sell-offs. Fear was undeniable in the wake of overseas terrorist events.

Closer to home, stocks recorded solid gains despite several interruptions. Patience was at a premium as investors were quick to take profits, whether motivated by perceptions of overheated valuations, rising interest rates, or lackluster job growth. While most industries remained underpriced based on our estimate of fair value, market psychology remained decidedly negative even as economic fundamentals and corporate earnings demonstrated incremental improvements.

HOW DID INDIVIDUAL INDUSTRIES AND COMPANIES AFFECT FUND PERFORMANCE?

During the period, the Fund maintained overweight positions in leading industries such as oil & gas refining & marketing & transportation, oil & gas exploration & production, and oil & gas equipment & services. Much of the Fund's exposure to integrated oil & gas was in the form of ADRs or American depository receipts. Having begun the period at relatively deeper discounts to U.S. stocks, these U.S. dollar-denominated shares of foreign companies generally closed a much wider valuation gap.

[SIDENOTE]

PORTFOLIO PROFILE

March 31, 2004
(unaudited)

Equities                                                                   95.0%

Top 10 Equity Holdings                                                     36.5%

Number of Stocks                                                              51

Cash Equivalents                                                            8.2%

Percentages are based upon net assets.

[SIDENOTE]

TOP 10 EQUITY HOLDINGS

March 31, 2004
(unaudited)

Ultra Petroleum Corp.                                                       4.6%

Patina Oil & Gas Corporation                                                4.5%

Ashland Inc.                                                                3.9%

Sunoco, Inc.                                                                3.9%

Petroleo Brasileiro S.A.                                                    3.8%

National-Oilwell, Inc.                                                      3.5%

Cal Dive International, Inc.                                                3.2%

Headwaters Incorporated                                                     3.1%

Repsol YPF, S.A.                                                            3.0%

Eni S.p.A.                                                                  3.0%

Percentages are based upon net assets.

ICON ENERGY FUND

The Fund held a higher-than-normal cash position due to lagging relative strength measures early in the period. While our goal is to keep the Fund fully invested, we are prepared to hold cash if our valuation system is unable to detect opportunities that meet our strict valuation criteria.

Among the Fund's individual holdings, companies that generated the greatest contributions to returns during the period were Ultra Petroleum Corp., which soared when analysts upgraded this emerging exploration and production company, and Patina Oil & Gas Corp., which advanced as production gains translated into higher revenues.

On the other hand, Fund performance was negatively impacted by equipment manufacturer Hydril, which slumped when an anticipated upturn in drilling failed to materialize. Oil States International, which provides specialty products and services to oil and gas drilling and production companies, had a sharp sell-off after announcing that projected offshore sales would be down sequentially in 2004.

WHAT IS THE INVESTMENT OUTLOOK FOR THE ENERGY SECTOR?

Although our system continues to indicate leadership in the refining & marketing & transportation and exploration & production industries, overall we believe the sector is fairly valued. Therefore, we do not anticipate significant shifts in industry allocations, and in light of lowered 2005 earnings forecasts, we are hesitant to put excess cash to work. That said, we continue to monitor the situation closely, looking for industries that are exhibiting relative strength and trading below our estimates of fair value.

--------------------------------------------------------------------------------
PERFORMANCE HIGHLIGHTS
March 31, 2004
(unaudited)
--------------------------------------------------------------------------------

- The Fund's holdings in small- and mid-cap stocks, determined through our valuation model, contributed to relative performance as they outpaced large-cap securities.

- Among the Fund's strongest-performing holdings during the period were Ultra Petroleum Corp. and Patina Oil & Gas Corp.

- Our methodology led us to hold a significant position in the oil & gas exploration & production industry, and the Fund's holdings in this area performed strongly relative to the sector-specific Index.

-    All industry positions in the Fund performed positively in the period.

- Oil States International, Inc. and Hydril negatively impacted performance during the period.

--------------------------------------------------------------------------------
TOP INDUSTRIES
March 31, 2004
(unaudited)
--------------------------------------------------------------------------------

       Oil & Gas Exploration & Production                                 25.3%

       Oil & Gas Equipment & Services                                     23.7%

       Integrated Oil & Gas                                               21.9%

       Oil & Gas Refining & Marketing & Transportation                    15.5%

       Commodity Chemicals                                                 3.1%

       Construction & Engineering                                          2.8%

       Oil & Gas Drilling                                                  1.6%

       Industrial Machinery                                                1.1%

Percentages are based upon net assets.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
as of March 31, 2004
(unaudited)
--------------------------------------------------------------------------------

                                             SIX MONTHS                          SINCE
                                                ENDED        ONE      FIVE      INCEPTION
                                               3/31/04*      YEAR     YEARS      11/5/97
------------------------------------------------------------------------------------------
ICON Energy Fund                                32.77%      48.85%   24.54%      11.57%
------------------------------------------------------------------------------------------
S&P 1500 Energy Index                           21.94%      31.58%    7.32%       4.75%
------------------------------------------------------------------------------------------
S&P 1500 Index                                  14.75%      36.92%    0.09%       4.84%
------------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative indexes can be found on pages 2 and 3.

*    Not annualized.

--------------------------------------------------------------------------------
VALUE OF A
$10,000 INVESTMENT
through March 31, 2004
--------------------------------------------------------------------------------

[LINE GRAPH]

                                                    ICON ENERGY FUND          S&P 1500 ENERGY INDEX          S&P 1500 INDEX
                                                    ----------------          ---------------------          --------------
11/5/97                                                   10000                       10000                       10000
3/31/98                                                    9330                        9872                       11683
3/31/99                                                    6725                        9455                       13472
3/31/00                                                   11090                       11203                       16115
3/31/01                                                   15007                       11875                       12849
3/31/02                                                   16381                       12350                       13121
3/31/03                                                   13535                       10230                        9886
3/31/04                                                   20147                       13460                       13536

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund on its inception date of 11/5/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Schedule of Investments
(unaudited)

ICON ENERGY FUND

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
March 31, 2004
--------------------------------------------------------------------------------

SHARES OR PRINCIPAL AMOUNT             MARKET VALUE
---------------------------------------------------
COMMON STOCKS 95.0%

ENERGY 88.0%

INTEGRATED OIL & GAS 21.9%
    30,900   China Petroleum and
             Chemical Corporation --
             ADR                       $  1,183,470
    15,800   ConocoPhillips               1,102,998
    34,400   Eni S.p.A. -- ADR            3,472,680
    50,000   Marathon Oil Corporation     1,683,500
    35,900   Occidental Petroleum
             Corporation                  1,653,195
    43,100   Petro-Canada (f)             1,889,935
    15,100   PetroChina Company
             Limited -- ADR                 771,610
   121,100   PetroKazakhstan Inc. (f)     3,411,387
   134,000   Petroleo Brasileiro
             S.A.(a) -- ADR               4,489,000
   167,400   Repsol YPF, S.A. -- ADR      3,483,594
    85,400   Suncor Energy, Inc. (f)      2,335,690
---------------------------------------------------
                                         25,477,059

OIL & GAS DRILLING 1.6%
    19,100   Helmerich & Payne, Inc.        547,215
    15,600   Noble Corporation(a) (f)       599,352
    25,100   Unit Corporation(a)            688,242
---------------------------------------------------
                                          1,834,809

OIL & GAS EQUIPMENT & SERVICES 23.7%
   142,400   Cal Dive International,
             Inc.(a)                      3,678,192
    81,600   Core Laboratories
             N.V.(a) (f)                  1,729,920
    63,500   FMC Technologies,
             Inc.(a)                      1,716,405
    51,800   Hydril(a)                    1,357,160
   117,000   Maverick Tube
             Corporation(a)               2,755,350
   145,200   National-Oilwell,
             Inc.(a)                      4,106,256
    88,700   Oceaneering
             International, Inc.(a)       2,700,915
    35,100   Offshore Logistics,
             Inc.(a)                        809,055
   152,100   Oil States
             International, Inc.(a)       2,044,224
    34,200   SEACOR Holdings Inc.(a)      1,404,936
   109,100   Superior Energy
             Services, Inc.(a)            1,099,728
    77,400   TETRA Technologies,
             Inc.(a)                      2,022,462
    34,900   Tidewater Inc.                 981,737
    69,000   Varco International,
             Inc.(a)                      1,242,690
---------------------------------------------------
                                         27,649,030

---------------------------------------------------
SHARES OR PRINCIPAL AMOUNT             MARKET VALUE
OIL & GAS EXPLORATION & PRODUCTION 25.3%
    24,200   Anadarko Petroleum
             Corporation               $  1,255,012
   112,800   Chesapeake Energy
             Corporation                  1,511,520
   103,714   Cimarex Energy Co.(a)        2,997,335
   119,300   Comstock Resources,
             Inc.(a)                      2,370,491
   108,000   Denbury Resources
             Inc.(a)                      1,820,880
    50,200   Evergreen Resources,
             Inc.(a)                      1,724,370
    48,900   Newfield Exploration
             Company(a)                   2,343,777
    21,200   Noble Energy, Inc.             998,520
   198,836   Patina Oil & Gas
             Corporation                  5,219,445
    42,700   Prima Energy
             Corporation(a)               1,475,285
    56,600   Remington Oil & Gas
             Corporation(a)               1,117,850
   176,800   Ultra Petroleum
             Corp.(a)(f)                  5,305,768
    50,875   XTO Energy, Inc.             1,284,085
---------------------------------------------------
                                         29,424,338

OIL & GAS REFINING & MARKETING &
TRANSPORTATION 15.5%
    97,400   Ashland Inc.                 4,528,126
   119,500   Frontier Oil Corporation     2,315,910
    79,000   Overseas Shipholding
             Group, Inc.                  2,883,500
    30,400   Sunoco, Inc.                 1,896,352
    65,500   Teekay Shipping
             Corporation (f)              4,512,950
    32,500   Valero Energy
             Corporation                  1,948,700
---------------------------------------------------
                                         18,085,538
---------------------------------------------------
TOTAL ENERGY                            102,470,774

INDUSTRIALS 3.9%
CONSTRUCTION & ENGINEERING 2.8%
    48,000   Chicago Bridge & Iron
             Company N.V. -- ADR          1,335,840
    68,100   URS Corporation(a)           1,959,918
---------------------------------------------------
                                          3,295,758

INDUSTRIAL MACHINERY 1.1%
    60,300   Flowserve Corporation(a)     1,263,285
---------------------------------------------------
TOTAL INDUSTRIALS                         4,559,043

MATERIALS 3.1%
COMMODITY CHEMICALS 3.1%
   142,700   Headwaters
             Incorporated(a)              3,655,974
---------------------------------------------------
TOTAL MATERIALS                           3,655,974
---------------------------------------------------
TOTAL COMMON STOCKS
             (COST $83,452,927)         110,685,791

SHORT-TERM INVESTMENTS 8.2%
U.S. GOVERNMENT AGENCIES 7.0%
$8,152,000   FHLB Discount Note,
             0.7500%, 4-1-04              8,152,000
---------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCIES            8,152,000

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
March 31, 2004
--------------------------------------------------------------------------------

SHARES OR PRINCIPAL AMOUNT             MARKET VALUE
---------------------------------------------------
VARIABLE RATE DEMAND NOTE 1.2%
 1,351,345   American Family Demand
             Note, 0.6908%#            $  1,351,345
---------------------------------------------------
TOTAL VARIABLE RATE DEMAND NOTE           1,351,345
---------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
             (COST $9,503,345)            9,503,345
---------------------------------------------------
TOTAL INVESTMENTS 103.2%
             (COST $92,956,272)         120,189,136
---------------------------------------------------
LIABILITIES LESS OTHER ASSETS (3.2%)     (3,708,290)
---------------------------------------------------
NET ASSETS 100.0%                      $116,480,846
---------------------------------------------------

The accompanying notes are an integral part of the financial statements.

(a)  Non-income producing security

 # Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of March 31, 2004.

ADR -- American Depositary Receipt

 f   Foreign security

Dates shown on securities are the due dates of the obligation.

Management Overview

ICON FINANCIAL FUND

A discussion with Derek Rollingson, Portfolio Manager

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

The ICON Financial Fund appreciated 24.53% for the six-month period ended March 31, 2004, outpacing the 17.78% return of its sector-specific benchmark, the S&P 1500 Financials Index, and also surpassing the 14.75% return for its broad benchmark, the S&P 1500 Index. Total returns for other periods as of March 31, 2004 are listed on page 18.

In focusing on underpriced industries demonstrating relative market strength, the Fund was able to avert the pressures that came to bear on more economically sensitive sectors. Although our overall readings indicated that a recovery-based theme remained in place, a two-month cyclical downdraft in early 2004 and subsequent theme reversals lifted more defensive-oriented industries.

Improving credit quality also played a key role as a recovering economy alleviated concerns linked to perceived default rates. With short-term interest rates still at 45-year lows, and longer-term rates slowly moderating to historical levels, the absence of undue effects benefited the Fund.

The Fund is managed using an all-cap strategy, meaning we invest in securities we believe are undervalued, regardless of their location on the traditional style grid. Our investment approach is not limited by restrictions on market capitalization; the ICON system searches for potential industry leadership regardless of where it emerges.

Even though our approach views investment style as irrelevant, the Fund profited from a value bias during the period, as measured on a traditional price-to-earnings (P/E) basis. While short-lived theme reversals boosted defensive issues during the winter correction, underpriced shares encountered less resistance than those viewed to be more richly valued.

The Fund does not utilize P/E ratio as a valuation measure, regarding it as a static proxy. Instead, we calculate a proprietary value-to-price ratio (V/P) for each industry and security. We believe this to be more meaningful since it considers the effects of earnings, projected growth, risk, and interest rates (opportunity cost).

WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE PAST SIX MONTHS?

Stocks recorded solid gains during the period even as investor sentiment remained noticeably pessimistic. Amid steady advances in economic and company fundamentals, markets were often driven by misperceptions of overheated valuations, rising interest rates and lackluster job growth. Nevertheless, the Fund's valuation and relative strength readings continued to support an upward trend, particularly as the recovery demonstrated signs of sustainability.

What our system could not account for was the reigniting of tensions surrounding terrorism and world unrest. While economically sensitive sectors bore the brunt of sharp downturns in the wake of overseas terrorist events, so-called all-weather sectors such as Financials were better positioned to withstand these event-driven sell-offs.

HOW DID INDIVIDUAL INDUSTRIES AND COMPANIES AFFECT FUND PERFORMANCE?

The Fund's relative outperformance can be attributed to its sizable exposure to consumer finance, its largest industry weighting, as well as to contributions from the real estate investment trust and life & health insurance industries. Consumer finance, in particular, benefited as lower-than-anticipated default rates eased credit concerns.

The investment banking & brokerage industry was significantly reduced when it exceeded fair value following a run-up earlier in the period. At

[SIDENOTE]

PORTFOLIO PROFILE

March 31, 2004
(unaudited)

Equities                                                                  100.2%

Top 10 Equity Holdings                                                     29.1%

Number of Stocks                                                              49

Cash Equivalents                                                            0.0%

Percentages are based upon net assets.

[SIDENOTE]

TOP 10 EQUITY HOLDINGS

March 31, 2004
(unaudited)

J.P. Morgan Chase & Co.                                                     3.9%

American International Group, Inc.                                          3.3%

Investors Financial Services Corp.                                          3.0%

Loews Corporation                                                           2.8%

First Cash Financial Services, Inc.                                         2.8%

AmeriCredit Corp.                                                           2.8%

Novastar Financial, Inc.                                                    2.7%

IndyMac Bancorp, Inc.                                                       2.6%

Bank One Corporation                                                        2.6%

Allmerica Financial Corporation                                             2.6%

Percentages are based upon net assets.

the same time, declining relative strength limited the Fund's exposure to regional banks, while lack of leadership led us to trim asset management & custody banks by half.

Among the Fund's leading individual performance contributors, auto finance company AmeriCredit Corp. posted better-than-expected earnings as credit quality improvements allowed the company to shave its loan loss reserves. Subprime mortgage lender NovaStar Financial Inc., which operates as a real estate investment trust, also reported strong earnings-per-share gains in addition to announcing a 2-for-1 stock split. Pawnshop operator First Cash Financial Services Inc. also added significantly to Fund returns as it capitalized on its retail orientation to boost earnings.

Fund performance was negatively impacted by title insurance provider Stewart Information Services Corp., whose stock price retreated as higher mortgage rates curbed refinancing activity. A decline in loan originations also hurt mortgage banker Washington Mutual, Inc., which warned of contracting margins. Transaction services provider Investment Technology Group Inc. fell on reports of lower trading volumes. All were ultimately sold as their relative strength declined.

WHAT IS THE INVESTMENT OUTLOOK FOR THE FINANCIALS SECTOR?

Looking ahead, our system indicates notable value and prospective leadership across the entire insurance group, including multi-line insurance, life & health insurance and property & casualty insurance. Based on our readings, we have increased each of these weightings, with multi-line insurance, which had little representation at the beginning of the period, rising to 12.8% of the Fund at period-end.

At the same time, we continue to detect weakness in regional banks and diversified banks, prompting us to limit the Fund's exposure to these industries. Nevertheless, regional banks may be close to turning a corner and for that reason, we will continue to watch the industry closely.

--------------------------------------------------------------------------------
PERFORMANCE HIGHLIGHTS
March 31, 2004
(unaudited)
--------------------------------------------------------------------------------

- The Fund favored small- and mid-cap stocks, which contributed to relative performance as they outperformed large-cap securities.

- Among the Fund's strongest-performing holdings during the period were AmeriCredit Corp. and NovaStar Financial, Inc.

- Our methodology led us to hold an overweight position in the consumer finance industry, and the Fund's holdings in this industry performed strongly relative to the sector-specific Index.

- Though slightly underweight vs. the Index, real estate investment trusts contributed significantly to returns.

- The industry holdings indicated by our valuation readings all performed positively for the period.

ICON FINANCIAL FUND

--------------------------------------------------------------------------------
TOP 10 INDUSTRIES
March 31, 2004
(unaudited)
--------------------------------------------------------------------------------

       Consumer Finance                                                   17.2%

       Multi-Line Insurance                                               12.8%

       Thrift & Mortgage Finance                                          11.6%

       Property & Casualty Insurance                                       8.7%

       Diversified Banks                                                   7.3%

       Life & Health Insurance                                             6.8%

       Regional Banks                                                      6.3%

       Insurance Brokers                                                   6.1%

       Reinsurance                                                         5.2%

       Asset Management & Custody Banks                                    4.7%

Percentages are based upon net assets.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
as of March 31, 2004
(unaudited)
--------------------------------------------------------------------------------

                                             SIX MONTHS                          SINCE
                                                ENDED        ONE      FIVE      INCEPTION
                                              3/31/04*      YEAR     YEARS      7/1/97
------------------------------------------------------------------------------------------
ICON Financial Fund                             24.53%      61.74%   12.12%      11.66%
------------------------------------------------------------------------------------------
S&P 1500 Financials Index                       17.78%      45.54%    5.96%       9.94%
------------------------------------------------------------------------------------------
S&P 1500 Index                                  14.75%      36.92%    0.09%       5.71%
------------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative indexes can be found on pages 2 and 3.

*    Not annualized.

--------------------------------------------------------------------------------
VALUE OF A
$10,000 INVESTMENT
through March 31, 2004
--------------------------------------------------------------------------------

[LINE GRAPH]

                                                   ICON FINANCIAL FUND      S&P 1500 FINANCIALS INDEX        S&P 1500 INDEX
                                                   -------------------      -------------------------        --------------
7/1/97                                                    10000                       10000                       10000
3/31/98                                                   12002                       13426                       12552
3/31/99                                                   11877                       14190                       14474
3/31/00                                                   11343                       13923                       17314
3/31/01                                                   15598                       15435                       13804
3/31/02                                                   17626                       16526                       14097
3/31/03                                                   13012                       13027                       10621
3/31/04                                                   21045                       18958                       14543

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund on its inception date of 7/1/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Schedule of Investments
(unaudited)

ICON FINANCIAL FUND

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
March 31, 2004
--------------------------------------------------------------------------------

SHARES OR PRINCIPAL AMOUNT            MARKET VALUE
--------------------------------------------------
COMMON STOCKS 100.2%

FINANCIAL 100.2%
ASSET MANAGEMENT & CUSTODY BANKS 4.7%
  98,700   The Bank of New York
           Company, Inc.              $  3,109,050
 129,600   Investors Financial
           Services Corp.                5,355,072
--------------------------------------------------
                                         8,464,122

CONSUMER FINANCE 17.2%
 296,000   AmeriCredit Corp.(a)          5,040,880
  40,300   Capital One Financial
           Corporation                   3,039,829
 172,300   Cash America
           International, Inc.           3,971,515
  85,100   CompuCredit
           Corporation(a)                1,799,014
 151,000   First Cash Financial
           Services, Inc.(a)             5,078,130
 158,000   MBNA Corporation              4,365,540
 383,300   Metris Companies Inc.(a)      3,081,732
 225,200   Providian Financial
           Corporation(a)                2,950,120
  92,600   World Acceptance
           Corporation(a)                1,806,626
--------------------------------------------------
                                        31,133,386

DIVERSIFIED BANKS 7.3%
  87,500   Bank One Corporation          4,770,500
  77,200   Comerica Incorporated         4,193,504
  91,200   Wachovia Corporation          4,286,400
--------------------------------------------------
                                        13,250,404

DIVERSIFIED CAPITAL MARKETS 3.9%
 169,500   J.P. Morgan Chase & Co.       7,110,525
INSURANCE BROKERS 6.1%
 144,800   Aon Corporation               4,041,368
  81,400   Arthur J. Gallagher & Co.     2,651,198
 115,000   Hilb, Rogal and Hamilton
           Company                       4,381,500
--------------------------------------------------
                                        11,074,066

INVESTMENT BANKING & BROKERAGE 1.7%
  30,100   The Goldman Sachs Group,
           Inc.                          3,140,935

LIFE & HEALTH INSURANCE 6.8%
  98,400   AmerUs Group Co.              3,970,440
  97,950   Delphi Financial Group,
           Inc.                          4,115,859
  91,400   Lincoln National
           Corporation                   4,325,048
--------------------------------------------------
                                        12,411,347

--------------------------------------------------
SHARES OR PRINCIPAL AMOUNT            MARKET VALUE
MULTI-LINE INSURANCE 12.8%
 134,400   Allmerica Financial
           Corporation(a)             $  4,643,520
 135,000   American Financial Group,
           Inc.                          4,027,050
  82,700   American International
           Group, Inc.                   5,900,645
  54,700   Hartford Financial
           Services Group, Inc.          3,484,390
  86,000   Loews Corporation             5,079,160
--------------------------------------------------
                                        23,134,765

OTHER DIVERSIFIED FINANCIAL SERVICES 3.6%
  52,100   Citigroup Inc.                2,693,570
 170,500   ING Groep N.V. -- ADR         3,759,525
--------------------------------------------------
                                         6,453,095

PROPERTY & CASUALTY INSURANCE 8.7%
  79,500   ACE Limited(f)                3,391,470
  38,500   The Allstate Corporation      1,750,210
 115,510   Fidelity National
           Financial, Inc.               4,574,196
  53,900   MBIA Inc.                     3,379,530
  63,500   SAFECO Corporation            2,741,295
--------------------------------------------------
                                        15,836,701

REAL ESTATE INVESTMENT TRUSTS 2.7%
  74,400   Novastar Financial, Inc.      4,906,680

REGIONAL BANKS 6.3%
 190,500   The Colonial BancGroup,
           Inc.                          3,524,250
  67,700   FirstMerit Corporation        1,763,585
  61,800   Irwin Financial
           Corporation                   1,667,364
 111,200   UCBH Holdings, Inc.           4,452,448
--------------------------------------------------
                                        11,407,647

REINSURANCE 5.2%
  39,800   Everest Re Group, Ltd.(f)     3,400,512
  73,200   Scottish Re Group
           Limited(f)                    1,770,708
  48,600   Transatlantic Holdings,
           Inc.                          4,238,406
--------------------------------------------------
                                         9,409,626

SPECIALIZED FINANCE 1.6%
  76,300   CIT Group Inc.                2,903,215

THRIFTS & MORTGAGE FINANCE 11.6%
  71,000   Astoria Financial
           Corporation                   2,700,130
  45,700   Countrywide Financial
           Corporation                   4,382,630
  35,700   Freddie Mac                   2,108,442
 132,200   IndyMac Bancorp, Inc.         4,797,538
  94,700   New Century Financial
           Corporation                   4,598,632
  66,600   The PMI Group, Inc.           2,488,176
--------------------------------------------------
                                        21,075,548
--------------------------------------------------
TOTAL FINANCIAL                        181,712,062
--------------------------------------------------
TOTAL COMMON STOCKS
           (COST $151,780,814)         181,712,062

(unaudited)

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
March 31, 2004
--------------------------------------------------------------------------------

SHARES OR PRINCIPAL AMOUNT            MARKET VALUE
--------------------------------------------------
SHORT-TERM INVESTMENT 0.0%
VARIABLE RATE DEMAND NOTE
$  8,263   American Family Demand
           Note, 0.6908%#             $      8,263
--------------------------------------------------
TOTAL SHORT-TERM INVESTMENT
           (COST $8,263)                     8,263
--------------------------------------------------
TOTAL INVESTMENTS 100.2%
           (COST $151,789,077)         181,720,325
--------------------------------------------------
LIABILITIES LESS OTHER ASSETS (0.2%)      (356,398)
--------------------------------------------------
NET ASSETS 100.0%                     $181,363,927
--------------------------------------------------

The accompanying notes are an integral part of the financial statements.

(a)  Non-income producing security

 # Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of March 31, 2004.

ADR  -- American Depositary Receipt

 f   Foreign security

Management Overview

ICON HEALTHCARE FUND

A discussion with J.C. Waller III, Portfolio Manager

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

The ICON Healthcare Fund appreciated 14.82% for the six-month period ended March 31, 2004, beating the 8.94% return of its sector-specific benchmark, the S&P 1500 Healthcare Index, and keeping pace with its broad benchmark, the S&P 1500 Index, which gained 14.75%. Total returns for other periods as of March 31, 2004 are listed on page 23.

The Fund's flexibility and our focus on underpriced industries demonstrating market strength worked in the Fund's favor during the period. Although our overall valuation and relative strength readings during the period led us to believe that a recovery-based theme remained in place, a two-month cyclical pullback in early 2004 and subsequent theme reversals lifted more defensive-minded areas. By charting a less volatile path than its cyclical counterparts, the Fund benefited.

The Fund is managed using an all-cap strategy, meaning we invest in securities we believe are undervalued, regardless of their location on the traditional style grid. Our investment approach is not limited by restrictions on market capitalization; the ICON system searches for potential industry leadership regardless of where it emerges.

Even though our approach does not consider investment style, the Fund's balance between growth and value mirrored the broader market during the period, as measured on a price-to-earnings (P/E) basis. Nevertheless, the Fund detected a higher level of pricing discrepancy than was evident by means of traditional metrics. It is important to note that the Fund does not utilize P/E ratio as a valuation measure, regarding it as a static proxy. Instead, we calculate a proprietary value-to-price ratio (V/P) for each industry and security. We view this as more meaningful since it considers the effects of earnings, projected growth, risk, and interest rates (opportunity cost).

WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE PAST SIX MONTHS?

Solid gains during the period did little to counter a market psychology that had turned decidedly pessimistic. Fundamentals aside, profit taking was fast and furious, often driven by dubious perceptions of overheated valuations, rising interest rates, and lackluster job growth. However, even as investors chose to overlook compelling signs to the contrary, the fact remained that the economy, in our view, had not only stabilized, but was now beginning to accelerate.

Adding to the uncertainty, though, was the underpinning of terrorism, which re-emerged in the wake of overseas terrorist events. While economically sensitive industries bore the brunt of the cyclical downturn, so-called all-weather sectors such as Healthcare relied upon defensive tendencies as insulation against event-driven sell-offs.

HOW DID INDIVIDUAL INDUSTRIES AND COMPANIES AFFECT FUND PERFORMANCE?

The Fund's significant outperformance relative to its sector-specific benchmark can be attributed to overweight positions in managed health care and health care services, in addition to judicious exposure to selected biotechnology stocks. Gains in managed health care reflected improved execution and mounting consolidation, while health care services benefited from revenue growth and favorable demographic trends.

Avoidance  of  large-cap  pharmaceuticals,   a  core  component  of  the  Fund's
sector-specific index, also worked to the Fund's advantage given

[SIDENOTE]

PORTFOLIO PROFILE

March 31, 2004
(unaudited)

Equities                                                                   97.8%

Top 10 Equity Holdings                                                     22.3%

Number of Stocks                                                              72

Cash Equivalents                                                            5.6%

Percentages are based upon net assets.

[SIDENOTE]

TOP 10 EQUITY HOLDINGS

March 31, 2004
(unaudited)

Aetna Inc.                                                                  2.5%

DaVita, Inc.                                                                2.4%

Community Health Systems, Inc.                                              2.3%

LifePoint Hospitals, Inc.                                                   2.2%

Renal Care Group, Inc.                                                      2.2%

Province Healthcare Company                                                 2.2%

United Surgical Partners International, Inc.                                2.2%

Sierra Health Services, Inc.                                                2.2%

UnitedHealth Group Incorporated                                             2.1%

NDCHealth Corporation                                                       2.0%

Percentages are based upon net assets.

ICON HEALTHCARE FUND

concerns surrounding patent expirations, generic competition and Medicare reimbursement.

Meanwhile, health care facilities came under intense pressure as hospital operators faced a growing number of challenges ranging from case management demands to unpaid bills. In light of weakening relative strength, the group was slightly trimmed with the proceeds going toward managed health care and health care distributors.

The top contributors to Fund performance during the period included managed health care providers Sierra Health Services, which provides workers compensation insurance, and Aetna Inc. and PacifiCare Health Systems, Inc., both of which reported strong enrollment and earning-per-share trends.

Returns suffered most from companies including hospital operator Dynacq Healthcare Inc., which faced regulatory scrutiny over its accounting practices and was subsequently sold when its relative strength weakened. Drug delivery holding Biovail Corp. fared no better, facing a regulator inquiry of its own while posting disappointing financial results. Its downdraft led us to sell the Fund's shares. Lincare Holdings Inc, a leading provider of respiratory therapy services, also declined, as expectations of lower Medicare reimbursement rates pressured the stock. These stocks, except for Lincare Holdings, were sold as relative strength weakened. We continued to own Lincare as it remains attractively valued and appears to have overcome its recent weakness.

WHAT IS THE INVESTMENT OUTLOOK FOR THE HEALTHCARE SECTOR?

We anticipate that the Healthcare sector will continue in its move toward fair value, driven by current leaders managed health care and health care services, as well as emerging leaders health care distributors and health care equipment. Although current valuation and relative strength measures bode well for these industries, we are less optimistic about large-cap pharmaceuticals and large-cap biotechnology, both of which appear either fairly valued or overpriced, while lagging the broader market.

--------------------------------------------------------------------------------
PERFORMANCE HIGHLIGHTS
March 31, 2004
(unaudited)
--------------------------------------------------------------------------------

- Valuation directed us to smaller capitalization companies, which aided relative performance as they outperformed large-cap securities.

- Among the Fund's strongest-performing holdings during the period were Sierra Health Services Inc. and PacifiCare Health Systems, Inc.

-    Our   methodology   led  us  to  hold  a   significant   position   in  the
     best-performing managed health care industry, and this overweighting contributed to returns.

- The Fund benefited from not owning large-cap pharmaceutical companies, which lagged.

--------------------------------------------------------------------------------
TOP INDUSTRIES
March 31, 2004
(unaudited)
--------------------------------------------------------------------------------

       Health Care Services                                             23.8%

       Managed Health Care                                              18.2%

       Health Care Facilities                                           13.1%

       Pharmaceuticals                                                  11.8%

       Health Care Equipment                                            10.3%

       Biotechnology                                                     8.2%

       Health Care Distributors                                          6.3%

       Health Care Supplies                                              6.1%

Percentages are based upon net assets.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
as of March 31, 2004
(unaudited)
--------------------------------------------------------------------------------

                                           SIX MONTHS                           SINCE
                                             ENDED         ONE      FIVE      INCEPTION
                                            3/31/04*      YEAR      YEARS      2/24/97
------------------------------------------------------------------------------------------
ICON Healthcare Fund                         14.82%       37.83%   12.10%      13.06%
------------------------------------------------------------------------------------------
S&P 1500 Healthcare Index                     8.94%       16.52%    1.09%       9.01%
------------------------------------------------------------------------------------------
S&P 1500 Index                               14.75%       36.92%    0.09%       6.92%
------------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative indexes can be found on pages 2 and 3.

*    Not annualized.

--------------------------------------------------------------------------------
VALUE OF A
$10,000 INVESTMENT
through March 31, 2004
--------------------------------------------------------------------------------

[LINE GRAPH]

                                                                               S&P 1500 HEALTHCARE
                                                  ICON HEALTHCARE FUND                INDEX                  S&P 1500 INDEX
                                                  --------------------         -------------------           --------------
2/24/97                                                   10000                       10000                       10000
3/31/97                                                    9460                        8940                        9368
3/31/98                                                   13319                       14014                       13874
3/31/99                                                   13500                       17464                       15999
3/31/00                                                   15234                       16050                       19137
3/31/01                                                   18730                       18405                       15258
3/31/02                                                   19844                       19189                       15582
3/31/03                                                   17336                       15824                       11740
3/31/04                                                   23894                       18439                       16075

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund on its inception date of 2/24/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Schedule of Investments
(unaudited)

ICON HEALTHCARE FUND

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
March 31, 2004
--------------------------------------------------------------------------------

SHARES OR PRINCIPAL AMOUNT           MARKET VALUE
-------------------------------------------------
COMMON STOCKS 97.8%

HEALTH CARE 97.8%
BIOTECHNOLOGY 8.2%
    118,600   Affymetrix, Inc.(a)    $  4,002,750
     85,200   Cephalon, Inc.(a)         4,882,812
     56,000   Genencor
              International Inc.(a)       745,360
     34,000   IDEXX Laboratories,
              Inc.(a)                   1,933,580
    151,200   QLT Inc.(a)f)             3,861,648
    172,500   Serologicals
              Corporation(a)            3,519,000
    107,100   Serono SA -- ADR          1,648,269
-------------------------------------------------
                                       20,593,419

HEALTH CARE DISTRIBUTORS 6.3%
     36,200   Cardinal Health, Inc.     2,494,180
     64,400   Henry Schein, Inc.(a)     4,599,448
    106,300   Omnicare, Inc.            4,712,279
    184,500   Priority Healthcare
              Corporation(a)            3,928,005
-------------------------------------------------
                                       15,733,912

HEALTH CARE EQUIPMENT 10.3%
     48,600   Becton, Dickinson and
              Company                   2,356,128
     79,200   Biosite
              Incorporated(a)           2,532,024
     88,800   CONMED Corporation(a)     2,623,152
     54,400   Hillenbrand
              Industries, Inc.          3,693,216
     47,600   Invacare Corporation      2,148,664
     69,700   Mentor Corporation        2,097,970
     81,300   ResMed Inc.(a)            3,673,947
     81,100   Respironics, Inc.(a)      4,381,022
     27,600   Stryker Corporation       2,443,428
-------------------------------------------------
                                       25,949,551

HEALTH CARE FACILITIES 13.1%
    113,700   AmSurg Corp.(a)           2,582,127
    206,500   Community Health
              Systems Inc.(a)           5,746,895
    174,900   LifePoint Hospitals,
              Inc.(a)                   5,656,266
     92,700   Manor Care, Inc.          3,271,383
    347,300   Province Healthcare
              Company(a)                5,522,070
     77,600   Triad Hospitals,
              Inc.(a)                   2,391,632
    161,100   United Surgical
              Partners
              International,
              Inc.(a)                   5,467,734
     53,100   Universal Health
              Services, Inc.            2,446,317
-------------------------------------------------
                                       33,084,424

-------------------------------------------------
SHARES OR PRINCIPAL AMOUNT           MARKET VALUE

HEALTH CARE SERVICES 23.8%
    171,600   American Healthways,
              Inc.(a)                $  4,190,472
     54,500   Cerner Corporation(a)     2,462,855
    120,500   Cross Country
              Healthcare, Inc.(a)       2,006,325
    127,000   DaVita, Inc.(a)           6,064,250
    124,500   Dendrite
              International,
              Inc.(a)                   1,992,000
     58,500   eResearch Technology,
              Inc.(a)                   1,640,925
     67,900   Express Scripts,
              Inc.(a)                   5,064,661
     81,000   ICON plc(a) -- ADR        2,861,730
    130,200   Laboratory
              Corporation of
              America Holdings(a)       5,110,350
     97,700   Lincare Holdings
              Inc.(a)                   3,069,734
    189,300   NDCHealth Corporation     5,139,495
     65,100   Pediatrix Medical
              Group, Inc.(a)            4,101,300
    118,000   Pharmaceutical
              Product Development,
              Inc.(a)                   3,515,220
     59,100   Quest Diagnostics
              Incorporated              4,895,253
    121,100   Renal Care Group,
              Inc.(a)                   5,541,536
     73,000   SFBC International,
              Inc.(a)                   2,172,480
-------------------------------------------------
                                       59,828,586

HEALTH CARE SUPPLIES 6.1%
     88,600   Arrow International,
              Inc.                      2,648,254
     89,100   The Cooper Companies,
              Inc.                      4,811,400
     74,100   ICU Medical, Inc.(a)      2,250,417
    155,400   Immucor, Inc.(a)          2,815,848
     31,000   Ocular Sciences,
              Inc.(a)                     903,650
     26,900   Osteotech, Inc.(a)          173,505
     66,500   Sybron Dental
              Specialties, Inc.(a)      1,812,125
-------------------------------------------------
                                       15,415,199

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
March 31, 2004
--------------------------------------------------------------------------------

SHARES OR PRINCIPAL AMOUNT           MARKET VALUE
-------------------------------------------------
MANAGED HEALTH CARE 18.2%
     70,100   Aetna Inc.             $  6,289,372
     41,200   Anthem, Inc.(a)           3,734,368
     77,000   Centene
              Corporation(a)            2,355,430
     63,900   CIGNA Corporation         3,771,378
    108,700   Coventry Health Care,
              Inc.(a)                   4,601,271
     58,100   Humana Inc.(a)            1,105,062
    104,000   Oxford Health Plans,
              Inc.                      5,080,400
    126,600   PacifiCare Health
              Systems, Inc.(a)          5,007,030
    149,600   Sierra Health
              Services, Inc.(a)         5,445,440
     80,900   UnitedHealth Group
              Incorporated              5,213,196
     27,400   WellPoint Health
              Networks Inc.(a)()        3,115,928
-------------------------------------------------
                                       45,718,875

PHARMACEUTICALS 11.8%
     32,400   Abbott Laboratories       1,331,640
     63,600   American
              Pharmaceutical
              Partners, Inc.(a)         2,985,384
     96,825   Barr Pharmaceuticals,
              Inc.(a)                   4,444,267
     90,500   Bristol-Myers Squibb
              Company                   2,192,815
     63,600   Forest Laboratories,
              Inc.(a)                   4,555,032
     21,200   Galen Holdings PLC --
              ADR                       1,300,620
    153,075   Mylan Laboratories
              Inc.                      3,479,395
    157,600   Shire Pharmaceuticals
              Group PLC(a) -- ADR       4,638,168
     39,700   Taro Pharmaceutical
              Industries Ltd.(a)f)      2,302,203
     39,000   Teva Pharmaceutical
              Industries
              Ltd. -- ADR               2,472,990
-------------------------------------------------
                                       29,702,514
-------------------------------------------------
TOTAL HEALTH CARE                     246,026,480
-------------------------------------------------
TOTAL COMMON STOCKS
              (COST $200,580,100)     246,026,480

-------------------------------------------------
SHARES OR PRINCIPAL AMOUNT           MARKET VALUE

SHORT-TERM INVESTMENTS 5.6%
U.S. GOVERNMENT AGENCIES 4.8%
$12,017,000   FHLB Discount Note,
              0.7500%, 4-1-04        $ 12,017,000
-------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCIES         12,017,000
-------------------------------------------------
VARIABLE RATE DEMAND NOTE 0.8%
  2,017,623   American Family
              Demand Note, 0.6908%#     2,017,623
-------------------------------------------------
TOTAL VARIABLE RATE DEMAND NOTE         2,017,623
-------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
              (COST $14,034,623)       14,034,623
-------------------------------------------------
TOTAL INVESTMENTS 103.4%
              (COST $214,614,723)     260,061,103
-------------------------------------------------
LIABILITIES LESS OTHER                 (8,464,592)
ASSETS (3.4%)
-------------------------------------------------
NET ASSETS 100.0%                    $251,596,511
-------------------------------------------------

The accompanying notes are an integral part of the financial statements.

(a)  Non-income producing security

 # Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of March 31, 2004.

ADR -- American Depositary Receipt

 f   Foreign security

Dates shown on securities are the due dates of the obligation.

Management Overview

ICON INDUSTRIALS FUND

A discussion with J.C. Waller III, Portfolio Manager

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

The ICON Industrials Fund gained 15.45% for the six-month period ended March 31, 2004, outperforming its sector-specific benchmark, the S&P 1500 Industrials Index, and its broad benchmark, the S&P 1500 Index, which returned 14.29% and 14.75%, respectively. Total returns for longer periods are listed on page 28.

While capturing solid gains early in the period, the Fund later relinquished a portion of that advance amid a two-month cyclical downturn. The effects of this winter pullback were most pronounced among economically sensitive sectors, as temporary theme reversals lifted more defensive-oriented industries. Despite the apparent tug of war, our valuation and relative strength readings suggested longer-term leadership favored cyclical groups, such as the Industrials sector, which have possessed considerable leverage to a reviving economy.

The Fund is managed using an all-cap strategy, meaning we invest in securities we believe are undervalued, regardless of their location on the traditional style grid. Our investment approach is not limited by restrictions on market capitalization; the ICON system searches for potential industry leadership regardless of where it emerges.

Even though our approach views investment style as irrelevant, the Fund came under pressure due to its growth bias during the reporting period, as measured on a traditional price-to-earnings (P/E) basis. Whereas our valuation readings viewed much of the sector as underpriced, traditional measures such as P/E pegged it as fairly valued, and thus vulnerable to a sell-off. The Fund does not utilize P/E ratio as a valuation measure, regarding it as a static proxy. Instead, we calculate a proprietary value-to-price ratio (V/P) for each industry and security. This is viewed as more meaningful since it considers the effects of earnings, projected growth, risk, and interest rates (opportunity cost).

WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE PAST SIX MONTHS?

Despite solid gains during the period, market psychology remained decidedly negative. Driven by macroeconomic factors such as perceptions of overheated valuations, rising interest rates, and lackluster job growth, investors appeared impatient and eager to take profits. While these and other concerns fueled skepticism regarding the strength and sustainability of the recovery, economic fundamentals and corporate earnings continued to demonstrate incremental improvements.

Further exacerbating market uncertainty was the underlying fear of terrorism, which resurfaced in the wake of international terrorist events. Rising energy costs, a byproduct of these tensions, were seen as a detriment to manufacturing and transportation-related industries, while erratic government spending continued to plague aerospace & defense. At the same time, employment services and building products persevered, even as employment and consumer confidence data remained mixed.

HOW DID INDIVIDUAL INDUSTRIES AND COMPANIES AFFECT FUND PERFORMANCE?

The Fund's outperformance relative to its benchmarks can be attributed to an overweighting in employment services, which proved resilient in its march toward fair value. In contrast, airlines were scaled back considerably as rising fuel prices and pricing pressures contributed to weakness. Diversified commercial services was also trimmed when several education stocks experienced accreditation issues, while data processing services, which was reclassified by S&P as part of the Technology sector, was sold on declining relative strength.

[SIDENOTE]

PORTFOLIO PROFILE

March 31, 2004
(unaudited)

Equities                                                                   99.1%

Top 10 Equity Holdings                                                     24.6%

Number of Stocks                                                              74

Cash Equivalents                                                            0.7%

Percentages are based upon net assets.

[SIDENOTE]

TOP 10 EQUITY HOLDINGS

March 31, 2004
(unaudited)

Armor Holdings, Inc.                                                        3.3%

Labor Ready, Inc.                                                           2.7%

URS Corporation                                                             2.5%

Apollo Group, Inc.                                                          2.5%

Terex Corporation                                                           2.4%

The Manitowoc Company, Inc.                                                 2.4%

Granite Construction Incorporated                                           2.3%

Reliance Steel & Aluminum Co.                                               2.2%

York International Corporation                                              2.2%

Gevity HR, Inc.                                                             2.1%

Percentages are based upon net assets.

Furthermore, lack of exposure to industrial conglomerates Tyco International Ltd. and General Electric Company worked against Fund performance. Tyco, which comprised 4.26% of the S&P 1500 Industrials Index, returned 40.36% during the period, while GE, which accounted for nearly 24% of the sector-specific index, returned 3.68%. Neither stock was judged suitable for investment according to our valuation and relative strength measures.

Measurable contributions to performance were made by Armor Holdings, Inc., a leading maker of specialized security products, which announced two new contracts totaling $40 million. Employment services firm Gevity HR, Inc. also advanced, having reported organizational changes that boosted client growth, as did Resources Connection Inc., which posted a 47% jump in quarterly revenue. Metals processor Reliance Steel & Aluminum rallied strongly, citing higher metal prices and rising demand.

Fund performance suffered from airline stocks including Ryanair Holdings PLC, JetBlue Airways Corp., and Mesa Air Group, Inc., after they struggled over higher fuel costs and intense pricing competition. All companies were sold when the Fund's exposure to airlines was pared. Infrastructure service provider MasTec, Inc. tumbled when the company delayed filing of its Form 10-K (annual operations report) with the Securities and Exchange Commission. Relative strength suffered during the resulting sell-off, and we liquidated the stock.

WHAT IS THE INVESTMENT OUTLOOK FOR THE INDUSTRIALS SECTOR?

Although defensive names rebounded during the cyclical pullback of early 2004, we believe this to be a temporary theme reversal. On the basis of valuation and relative strength, we anticipate that economically sensitive sectors such as Industrials will regain their status as market leaders, particularly as the recovery proves sustainable.

While the Fund's top-performing employment services industry now appears to be fairly valued, we still see potential upside in building products, diversified commercial services and defense-related issues. However, as other emerging leadership appears unclear at this time, we will continue to monitor the situation closely.

--------------------------------------------------------------------------------
PERFORMANCE HIGHLIGHTS
March 31, 2004
(unaudited)
--------------------------------------------------------------------------------

- Valuation led us to invest in smaller capitalization companies, which contributed positively to relative performance as large-cap securities underperformed.

- Among the Fund's strongest-performing holdings during the period were Armor Holdings Inc. and Gevity HR, Inc.

- Our methodology led us to hold a significant position in the employment services industry, and the Fund's holdings in this area performed strongly relative to the sector-specific Index.

-    The Fund's overweighting in airlines, a lagging industry, hindered returns.

ICON INDUSTRIALS FUND

--------------------------------------------------------------------------------
TOP 10 INDUSTRIES
March 31, 2004
(unaudited)
--------------------------------------------------------------------------------

       Industrial Machinery                                        15.1%

       Building Products                                           14.3%

       Aerospace & Defense                                         12.4%

       Construction & Engineering                                  10.2%

       Diversified Commercial Services                             10.2%

       Employment Services                                         10.2%

       Railroads                                                    7.0%

       Construction, Farm Machinery & Heavy Trucks                  5.3%

       Trucking                                                     4.7%

       Electrical Components & Equipment                            4.1%

Percentages are based upon net assets.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
as of March 31, 2004
(unaudited)
--------------------------------------------------------------------------------

                                             SIX MONTHS                          SINCE
                                               ENDED        ONE      FIVE      INCEPTION
                                              3/31/04*      YEAR     YEARS      5/9/97
------------------------------------------------------------------------------------------
ICON Industrials Fund                           15.45%      43.30%    1.06%       2.84%
------------------------------------------------------------------------------------------
S&P 1500 Industrials Index                      14.29%      39.07%    2.58%       5.30%
------------------------------------------------------------------------------------------
S&P 1500 Index                                  14.75%      36.92%    0.09%       6.82%
------------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative indexes can be found on pages 2 and 3.

*    Not annualized.

--------------------------------------------------------------------------------
VALUE OF A
$10,000 INVESTMENT
through March 31, 2004
--------------------------------------------------------------------------------

[LINE GRAPH]

                                                 ICON INDUSTRIALS FUND     S&P 1500 INDUSTRIALS INDEX        S&P 1500 INDEX
                                                 ---------------------     --------------------------        --------------
5/9/97                                                   10000                       10000                        10000
3/31/98                                                  12996                       12970                        13604
3/31/99                                                  11503                       12572                        15687
3/31/00                                                  11069                       14412                        18764
3/31/01                                                  10708                       13632                        14961
3/31/02                                                  13167                       14377                        15278
3/31/03                                                   8464                       10266                        11511
3/31/04                                                  12129                       14277                        15761

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund on its inception date of 5/9/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Schedule of Investments
(unaudited)

ICON INDUSTRIALS FUND

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
March 31, 2004
--------------------------------------------------------------------------------

SHARES OR PRINCIPAL AMOUNT             MARKET VALUE
---------------------------------------------------
COMMON STOCKS 99.1%

INDUSTRIALS 99.1%
AEROSPACE & DEFENSE 12.4%
 169,900   Armor Holdings, Inc.(a)     $  5,623,690
  52,800   Curtiss-Wright Corporation     2,474,736
  50,400   Engineered Support
           Systems, Inc.                  2,459,016
 261,300   GenCorp. Inc.                  2,829,879
  22,900   General Dynamics
           Corporation                    2,045,657
 107,200   Goodrich Corporation           3,009,104
  43,000   L-3 Communications
           Holdings, Inc.                 2,557,640
---------------------------------------------------
                                         20,999,722

AIRLINES 0.7%
  64,300   SkyWest, Inc.                  1,237,132

BUILDING PRODUCTS 14.3%
  14,200   American Standard
           Companies Inc.(a)              1,615,250
  25,000   American Woodmark
           Corporation                    1,661,500
 110,200   ElkCorp.                       2,985,318
 143,600   Griffon Corporation(a)         3,101,760
 103,000   Masco Corporation              3,135,320
  89,000   NCI Building Systems,
           Inc.(a)                        2,087,940
  64,600   Simpson Manufacturing Co.,
           Inc.                           3,162,170
  92,000   Universal Forest Products,
           Inc.                           2,839,120
  93,500   York International
           Corporation                    3,675,485
---------------------------------------------------
                                         24,263,863

CONSTRUCTION & ENGINEERING 10.2%
  61,000   Chicago Bridge & Iron
           Company N.V. - ADR             1,697,630
  88,400   Dycom Industries, Inc.(a)      2,344,368
  51,000   Fluor Corporation              1,973,190
 161,500   Granite Construction
           Incorporated                   3,838,855
  93,900   Insituform Technologies,
           Inc.(a)                        1,467,657
 154,400   The Shaw Group Inc.(a)         1,673,696
 149,700   URS Corporation(a)             4,308,366
---------------------------------------------------
                                         17,303,762

CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS 5.3%
  14,000   Caterpillar Inc.               1,106,980
  38,300   Lindsay Manufacturing Co.        922,264
  51,800   Oshkosh Truck Corporation      2,885,260
 109,000   Terex Corporation(a)           4,029,730
---------------------------------------------------
                                          8,944,234

---------------------------------------------------
SHARES OR PRINCIPAL AMOUNT             MARKET VALUE
DIVERSIFIED COMMERCIAL SERVICES 10.2%
  31,200   Apollo Group, Inc.(a)       $  2,686,632
  42,600   Bright Horizons Family
           Solutions, Inc.(a)             2,009,016
  32,200   ChoicePoint Inc.(a)            1,224,566
  42,400   Equifax Inc.                   1,094,768
  26,200   Portfolio Recovery
           Associates, Inc.(a)              705,828
 137,300   Rollins, Inc.                  3,538,221
  63,100   SOURCECORP,
           Incorporated(a)                1,672,150
  49,400   University of Phoenix
           Online                         4,298,788
---------------------------------------------------
                                         17,229,969

ELECTRICAL COMPONENTS & EQUIPMENT 4.1%
  79,000   AMETEK, Inc.                   2,025,560
  50,200   A.O. Smith Corporation         1,453,290
  34,800   Cooper Industries, Ltd.(f)     1,989,864
  21,300   Hubbell Incorporated             854,769
  27,700   Regal-Beloit Corporation         553,446
---------------------------------------------------
                                          6,876,929

EMPLOYMENT SERVICES 10.2%
 111,800   Administaff, Inc.(a)           1,948,674
 124,500   Gevity HR, Inc.                3,635,400
 338,200   Labor Ready, Inc.(a)           4,572,464
 278,900   On Assignment, Inc.(a)         1,559,051
  43,500   Resources Connection,
           Inc.(a)                        1,919,177
 271,700   Spherion Corporation(a)        2,779,491
  33,500   Volt Information Sciences,
           Inc.(a)                          818,740
---------------------------------------------------
                                         17,232,997

INDUSTRIAL CONGLOMERATES 1.3%
  41,000   Textron Inc.                   2,179,150

INDUSTRIAL MACHINERY 15.1%
  28,300   Briggs & Stratton
           Corporation                    1,909,401
  20,400   Eaton Corporation              1,146,276
 140,500   Flowserve Corporation(a)       2,943,475
  95,063   Graco Inc.                     2,767,269
  31,400   Harsco Corporation             1,428,700
  49,000   Ingersoll-Rand Company(f)      3,314,850
 109,500   Kaydon Corporation             3,014,535
 134,900   The Manitowoc Company,
           Inc.                           3,990,342
 106,500   Reliance Steel & Aluminum
           Co.                            3,743,475
  91,600   Stewart & Stevenson
           Services, Inc.                 1,339,192
---------------------------------------------------
                                         25,597,515

MARINE 1.1%
  27,400   Alexander & Baldwin, Inc.        906,392
  28,000   Kirby Corporation(a)             946,120
---------------------------------------------------
                                          1,852,512

(unaudited)

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
March 31, 2004
--------------------------------------------------------------------------------

SHARES OR PRINCIPAL AMOUNT             MARKET VALUE
---------------------------------------------------
OFFICE SERVICES & SUPPLIES 2.5%
  48,700   Brady Corporation           $  1,854,496
  55,500   United Stationers Inc.(a)      2,336,550
---------------------------------------------------
                                          4,191,046
RAILROADS 7.0%
  68,600   CP Railway Limited(f)          1,658,748
  93,200   CSX Corporation                2,823,028
 111,000   Genesee & Wyoming Inc.(a)      2,741,700
 141,000   Norfolk Southern
           Corporation                    3,114,690
 131,800   RailAmerica, Inc.(a)           1,588,190
---------------------------------------------------
                                         11,926,356

TRUCKING 4.7%
  58,700   Knight Transportation,
           Inc.(a)                        1,407,626
  29,600   Landstar System, Inc.(a)       1,211,824
  22,050   Old Dominion Freight Line,
           Inc.(a)                          743,085
  72,700   Swift Transportation Co.,
           Inc.(a)                        1,248,259
  55,400   USF Corporation                1,895,788
  77,250   Werner Enterprises, Inc.       1,463,887
---------------------------------------------------
                                          7,970,469
---------------------------------------------------
TOTAL INDUSTRIALS                       167,805,656
---------------------------------------------------
TOTAL COMMON STOCKS
           (COST $134,883,839)          167,805,656

SHORT-TERM INVESTMENTS 0.7%
U.S. GOVERNMENT AGENCIES 0.5%
$846,000   FHLB Discount Note,
           0.7500%, 4-1-04                  846,000
---------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCIES              846,000

---------------------------------------------------
SHARES OR PRINCIPAL AMOUNT             MARKET VALUE

VARIABLE RATE DEMAND NOTE 0.2%
 291,599   American Family Demand
           Note, 0.6908%#              $    291,599
---------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
           (COST $1,137,599)              1,137,599
---------------------------------------------------
TOTAL INVESTMENTS 99.8%
           (COST $136,021,438)          168,943,255
---------------------------------------------------
OTHER ASSETS LESS LIABILITIES 0.2%          335,348
---------------------------------------------------
NET ASSETS 100.0%                      $169,278,603
---------------------------------------------------

The accompanying notes are an integral part of the financial statements.

(a)  Non-income producing security

 # Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of March 31, 2004.

ADR -- American Depositary Receipt

 f   Foreign security

Dates shown on securities are the due dates of the obligation.

Management Overview

ICON INFORMATION TECHNOLOGY FUND

A discussion with Robert Straus, CMT, Portfolio Manager

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

The ICON Information Technology Fund gained 6.77% for the six-month period ended March 31, 2004, trailing its narrow benchmarks, the S&P 1500 Information
Technology Index and the NASDAQ Composite Index, which returned 10.49% and 11.91%, respectively, while also lagging its broad benchmark, the S&P 1500 Index, which returned 14.75%. Total returns for other periods as of March 31, 2004 are listed on page 33.

Several factors converged during the period, leading to the Fund's underperformance. Based on our valuation and relative strength readings, the Fund held sizable weightings in semiconductor-related and Internet software & services stocks going into the fourth quarter of 2003. Although these industries had served the Fund well, concerns that expectations had exceeded fundamentals led to a round of profit-taking. A sharp, short-term market pullback then followed in the first quarter of 2004, with cyclical sectors such as Information Technology feeling the brunt of the pullback.

The Fund is managed using an all-cap strategy, meaning we invest in securities we believe are undervalued, regardless of their location on the traditional style grid. Our investment approach is not limited by restrictions on market capitalization; the ICON system searches for potential industry leadership regardless of where it emerges. Nevertheless, the Fund suffered from a growth bias during the period, as measured on a traditional price-to-earnings (P/E) basis. Whereas our methodology and valuation readings viewed much of the sector as slightly underpriced, traditional measures such as P/E pegged the sector as richly valued, leaving it vulnerable to a sell-off.

For the record, the Fund does not utilize P/E ratio as a valuation measure, regarding it as a static proxy. Instead, we calculate a proprietary value-to-price ratio (V/P) for each industry and security. This is viewed as more meaningful since it considers the effects of earnings, projected growth, risk, and interest rates (opportunity cost).

WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE PAST SIX MONTHS?

An underlying backdrop of fear permeated the equity markets during the period, eroding earlier advances that made sense to our system. In particular, geopolitical tensions resurfaced, characterized by severe downturns in the wake of overseas terrorist activity.

Although we do not consider macroeconomic factors in our investment process, conflicting economic data further exacerbated market uncertainty, as investors grappled with reports of stagnant job creation and expectations of higher interest rates. All the same, Wall Street climbed this "wall of worry," conceding that an economic recovery was perhaps taking shape, yet as the same time questioning its very sustainability.

HOW DID INDIVIDUAL INDUSTRIES AND COMPANIES AFFECT THE FUND'S PERFORMANCE?

Our valuation metrics did not support the fourth-quarter freefall in technology stocks; however, semiconductors and Internet software & services weakened considerably amid profit-taking and fear-based selling. A corresponding decline in relative strength compelled us to significantly pare back both industries. In their place, we added to technology distributors, which offered an attractive combination of value and relative strength.

Another  industry  that  our  system   identified  as  attractive  was  wireless
telecommunications, a truly global industry that had been out of favor

[SIDENOTE]

PORTFOLIO PROFILE

March 31, 2004
(unaudited)

Equities                                                                  100.2%

Top 10 Equity Holdings                                                     27.8%

Number of Stocks                                                              57

Cash Equivalents                                                            0.0%

Percentages are based upon net assets.

[SIDENOTE]

TOP 10 EQUITY HOLDINGS

March 31, 2004
(unaudited)

Ingram Micro Inc.                                                           3.9%

OmniVision Technologies, Inc.                                               3.1%

Global Imaging Systems, Inc.                                                3.0%

Silicon Laboratories                                                        3.0%

Activision, Inc.                                                            2.6%

Cognizant Technology Solutions Corporation                                  2.5%

Tech Data Corporation                                                       2.5%

Mobile Telesystems                                                          2.4%

AO VimpelCom                                                                2.4%

Sonic Solutions                                                             2.4%

Percentages are based upon net assets.

ICON INFORMATION TECHNOLOGY FUND

for several years. Despite its classification in the Telecommunication Services sector, we initiated a position on the basis of its close relationship to the Information Technology sector.

Turning to individual securities, measurable detractors to Fund performance included j2 Global Communications, Inc, a provider of value-added messaging and communications services, which saw an unexpected drop in third-quarter 2003 revenues. Meanwhile, Internet access provider United Online Inc. slid when the company encountered competitive pricing pressures. When our system indicated that its strength relative to other companies in that industry was sliding, we sold the stock.

In contrast, software company SS&C Technologies, Inc., a leader in financial and investment applications, reported impressive quarterly results and contributed to performance. However, as its value/price ratio fell later in the period, the company reached our sell criteria. Entertainment software provider Activision, Inc. was also a significant contributor to performance, driven by strong sales among its core titles.

WHAT IS THE INVESTMENT OUTLOOK FOR THE INFORMATION TECHNOLOGY SECTOR?

Value has become less widespread, forcing investors to carefully choose stocks in the cyclically oriented Information Technology sector. With that in mind, we see opportunities in the technology distributors and wireless telecommunications industries, which we believe stand to strengthen as the economic recovery gathers steam. Given their recent emergence, we anticipate that they will assume sector leadership in the months ahead. As such, the portfolio has been positioned to capture these themes should they unfold.

--------------------------------------------------------------------------------
PERFORMANCE HIGHLIGHTS
March 31, 2004
(unaudited)
--------------------------------------------------------------------------------

- Although valuation directed us to smaller capitalization companies, the Fund's bias toward small- and mid-cap stocks produced mixed results.

- Among the Fund's strongest-performing holdings during the period were SS&C Technologies, Inc. and Activision, Inc.

- Our methodology led us to hold a significant position in technology distributors, and the Fund's holdings in this industry performed strongly relative to the sector-specific Index.

-    Conversely,  our valuation readings indicated poor strength in the computer
     hardware  and  communications   equipment   industries.   Though  the  Fund
     underweighted these areas, they had a negative impact during the period.

- Strong stock selection within the home entertainment software industry added to Fund returns.

--------------------------------------------------------------------------------
TOP 10 INDUSTRIES
March 31, 2004
(unaudited)
--------------------------------------------------------------------------------

       Wireless Telecommunication Services                                19.5%

       Technology Distributors                                            17.7%

       Semiconductors                                                     13.3%

       Communications Equipment                                            9.2%

       IT Consulting & Other Services                                      8.1%

       Electronic Equipment Manufacturers                                  7.1%

       Internet Software & Services                                        6.3%

       Home Entertainment Software                                         5.6%

       Data Processing & Outsourced Services                               4.7%

       Application Software                                                4.2%

Percentages are based upon net assets.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
as of March 31, 2004
(unaudited)
--------------------------------------------------------------------------------

                                            SIX MONTHS                          SINCE
                                              ENDED        ONE      FIVE      INCEPTION
                                             3/31/04*      YEAR     YEARS      2/19/97
------------------------------------------------------------------------------------------
ICON Information Technology Fund               6.77%      63.22%    10.41%      14.02%
------------------------------------------------------------------------------------------
S&P 1500 Information Technology Index          10.49%     46.00%    -6.98%       5.76%
------------------------------------------------------------------------------------------
NASDAQ Composite Index                         11.91%     49.38%    -3.80%       5.85%
------------------------------------------------------------------------------------------
S&P 1500 Index                                 14.75%     36.92%     0.09%       6.85%
------------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative indexes can be found on pages 2 and 3.

*    Not annualized.

--------------------------------------------------------------------------------
VALUE OF A
$10,000 INVESTMENT
through March 31, 2004
--------------------------------------------------------------------------------

[LINE GRAPH]

                                          ICON INFORMATION     S&P 1500 INFORMATION                            NASDAQ COMPOSITE
                                          TECHNOLOGY FUND        TECHNOLOGY INDEX        S&P 1500 INDEX             INDEX
                                          ----------------     --------------------      --------------        ----------------
2/18/97                                        10000                  10000                  10000                  10000
3/31/97                                         9210                   9036                   9334                   8949
3/31/98                                        11524                  13581                  13824                  13511
3/31/99                                        15489                  21379                  15941                  18185
3/31/00                                        36187                  38844                  19068                  33868
3/31/01                                        28145                  16075                  15203                  13657
3/31/02                                        26699                  15416                  15525                  13738
3/31/03                                        15569                  10196                  11697                  10029
3/31/04                                        25411                  14887                  16016                  14982

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund on its inception date of 2/19/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Schedule of Investments
(unaudited)

ICON INFORMATION TECHNOLOGY FUND

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
March 31, 2004
--------------------------------------------------------------------------------

SHARES OR PRINCIPAL AMOUNT            MARKET VALUE
--------------------------------------------------
COMMON STOCKS 100.2%

INFORMATION TECHNOLOGY 80.7%
APPLICATION SOFTWARE 4.2%
 282,700   Magma Design Automation,
           Inc.(a)                    $  5,911,257
 405,000   Sonic Solutions(a)            7,678,800
--------------------------------------------------
                                        13,590,057

COMMUNICATIONS EQUIPMENT 9.2%
 423,500   Adaptec, Inc.(a)              3,709,860
 510,300   Cable Design Technologies
           Corporation(a)                4,837,644
 121,000   Cisco Systems, Inc.(a)        2,845,920
 181,200   Comverse Technology,
           Inc.(a)                       3,286,968
 280,000   Ditech Communications
           Corporation(a)                4,667,600
 219,000   NICE Systems
           Ltd.(a) -- ADR                5,207,820
 305,500   SpectraLink Corporation       5,202,665
--------------------------------------------------
                                        29,758,477

DATA PROCESSING & OUTSOURCED SERVICES 4.7%
  64,800   Affiliated Computer
           Services, Inc.(a)             3,363,120
 135,500   Computer Sciences
           Corporation(a)                5,464,715
 107,000   StarTek, Inc.                 3,888,380
  90,900   SunGard Data Systems
           Inc.(a)                       2,490,660
--------------------------------------------------
                                        15,206,875

ELECTRONIC EQUIPMENT MANUFACTURERS 7.1%
 426,000   Fargo Electronics(a)          4,813,800
 114,800   Mettler-Toledo
           International Inc.(a)         5,097,120
 194,460   Nam Tai Electronics,
           Inc.(f)                       4,941,229
 161,700   Rofin-Sinar Technologies,
           Inc.(a)                       4,826,745
 138,800   Vishay Intertechnology,
           Inc.(a)                       2,961,992
--------------------------------------------------
                                        22,640,886

ELECTRONIC MANUFACTURING SERVICES 2.2%
 543,100   CTS Corporation               7,082,024

HOME ENTERTAINMENT SOFTWARE 5.6%
 522,600   Activision, Inc.(a)           8,267,532
 195,000   Take-Two Interactive
           Software, Inc.(a)             7,172,100
 128,800   THQ Inc.(a)                   2,605,624
--------------------------------------------------
                                        18,045,256

--------------------------------------------------
SHARES OR PRINCIPAL AMOUNT            MARKET VALUE

INTERNET SOFTWARE & SERVICES 6.3%
 262,700   Digital Insight
           Corporation(a)             $  5,443,144
 161,000   FindWhat.com(a)               3,485,650
 177,000   j2 Global Communications,
           Inc.(a)                       3,996,660
 250,000   WebEx Communications,
           Inc.(a)                       7,432,500
--------------------------------------------------
                                        20,357,954

IT CONSULTING & OTHER SERVICES 8.1%
 350,000   CIBER, Inc.(a)                3,850,000
 177,900   Cognizant Technology
           Solutions Corporation(a)      8,049,975
 320,600   Forrester Research,
           Inc.(a)                       6,075,370
 352,600   Lionbridge Technologies,
           Inc.(a)                       3,430,798
 403,800   MPS Group, Inc.(a)            4,490,256
--------------------------------------------------
                                        25,896,399

OFFICE ELECTRONICS 2.3%
 519,000   Xerox Corporation(a)          7,561,830

SEMICONDUCTORS 13.3%
 367,600   Advanced Micro Devices,
           Inc.(a)                       5,966,148
 287,100   Cypress Semiconductor
           Corporation(a)                5,876,937
 168,100   Marvell Technology Group
           Ltd.(a)f)                     7,572,905
 214,500   O2Micro International
           Limited(a)f)                  3,695,835
 369,100   OmniVision Technologies,
           Inc.(a)                      10,080,121
 182,400   Silicon Laboratories
           Inc.(a)                       9,645,312
--------------------------------------------------
                                        42,837,258

TECHNOLOGY DISTRIBUTORS 17.7%
 565,800   Agilysys, Inc.                6,733,020
 166,000   Anixter International
           Inc.(a)                       4,689,500
 197,800   Arrow Electronics,
           Inc.(a)                       5,035,988
 283,800   Avnet, Inc.(a)                6,950,262
 308,000   CellStar Corporation(a)       3,234,000
 294,800   Global Imaging Systems,
           Inc.(a)                       9,793,256
 688,800   Ingram Micro Inc.(a)         12,467,280
 196,500   Tech Data Corporation(a)      8,044,710
--------------------------------------------------
                                        56,948,016
--------------------------------------------------
TOTAL INFORMATION TECHNOLOGY           259,925,032

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
March 31, 2004
--------------------------------------------------------------------------------

SHARES OR PRINCIPAL AMOUNT            MARKET VALUE
--------------------------------------------------
TELECOMMUNICATION & UTILITIES 19.5%
WIRELESS TELECOMMUNICATION SERVICES 19.5%
 175,000   America Movil S.A. de
           C.V. -- ADR                $  6,763,750
  74,000   AO VimpelCom(a) -- ADR        7,695,260
 190,000   China Mobile (Hong Kong)
           Limited -- ADR                2,791,100
  59,000   Mobile Telesystems -- ADR     7,758,500
 190,000   Nextel Communications,
           Inc.(a)                       4,698,700
 425,000   Partner Communications
           Company Ltd. -- ADR           3,378,750
 207,000   SK Telecom Co., Ltd. --
           ADR                           4,409,100
 350,000   STET Hellas
           Telecommunications
           S.A. -- ADR                   7,140,000
 163,500   Telemig Celular
           Participacoes S.A. -- ADR     6,392,850
 207,000   Turkcell Iletisim
           Hizmetleri A.S.(a) -- ADR     7,400,250
 117,700   United States Cellular
           Corporation(a)                4,549,105
--------------------------------------------------
                                        62,977,365
--------------------------------------------------
TOTAL TELECOMMUNICATION & UTILITIES     62,977,365
--------------------------------------------------
TOTAL COMMON STOCKS
           (COST $288,258,957)         322,902,397

--------------------------------------------------
SHARES OR PRINCIPAL AMOUNT            MARKET VALUE

SHORT-TERM INVESTMENT 0.0%
VARIABLE RATE DEMAND NOTE
$  6,110   American Family Demand
           Note, 0.6908%#             $      6,110
--------------------------------------------------
TOTAL SHORT-TERM INVESTMENT
           (COST $6,110)                     6,110
--------------------------------------------------
TOTAL INVESTMENTS 100.2%
           (COST $288,265,067)         322,908,507
--------------------------------------------------
LIABILITIES LESS OTHER ASSETS (0.2%)      (734,914)
--------------------------------------------------
NET ASSETS 100.0%                     $322,173,593
--------------------------------------------------

The accompanying notes are an integral part of the financial statements.

(a)  Non-income producing security

 # Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of March 31, 2004.

ADR -- American Depositary Receipt

 f   Foreign security

Management Overview

ICON LEISURE AND CONSUMER STAPLES FUND

A discussion with Derek Rollingson, Portfolio Manager

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

The ICON Leisure and Consumer Staples Fund gained 19.40% for the six-month period ended March 31, 2004, outpacing its sector-specific benchmarks, the S&P 1500 Consumer Discretionary Index and the S&P 1500 Consumer Staples Index, which returned 17.39% and 14.50%, respectively. Although neither index is an ideal comparison individually, together they provide a suitable reference for the Fund's overall performance. Additionally, the Fund outperformed its broad benchmark, the S&P 1500 Index, which returned 14.75% over the same time period. Total returns for other periods as of March 31, 2004 are listed on page 38.

Having begun the period tilted toward economically sensitive industries within the Leisure sector, the Fund benefited from market leadership that emphasized a cyclical recovery. Although the economy continued to show steady improvement going into January, this theme was interrupted amid a sharp, two-month downdraft that signaled a shift in strength to more defensive-oriented areas.

Against a backdrop of short-term theme reversals, the Fund's exposure to Consumer Staples industries was more than doubled on the basis of emerging strength relative to the broader market. This rotation, though modest, helped to offset a cyclical decline as the period came to a close.

The Fund is managed using an all-cap strategy, meaning we invest in securities we believe are undervalued, regardless of their location on the traditional style grid. Our investment approach is not limited by restrictions on market capitalization; the ICON system searches for potential industry leadership regardless of where it emerges.

Nevertheless, the Fund's initial growth bias, as measured on a simplistic price-to-earnings (P/E) basis, turned style-neutral by period-end, with virtually equal exposure to growth and value holdings. Whereas defensive issues managed to sidestep the cyclical downturn, underpriced shares also encountered less resistance. We do not utilize P/E ratio as a valuation measure, regarding it as a static proxy. Instead, we calculate a proprietary value-to-price ratio (V/P) for each industry and security. We believe this to be more meaningful since it considers the effects of earnings, projected growth, risk, and interest rates (opportunity cost).

WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE PAST SIX MONTHS?

Seemingly negative market trends could not conceal the fact that stocks fared rather well during the period. Although economic fundamentals and corporate earnings both made considerable headway, investors wrongly focused on interest rate fears, job growth concerns and consumer spending worries. Our system saw things differently, as valuation and relative strength readings continued to support an upward move, particularly as the recovery gained traction.

What our system does not detect are geopolitical events such as the flaring of tensions surrounding terrorism and world unrest. However, even as overseas terrorist events produced broad-based market sell-offs, consumers proved resilient, as did consumer-related industries.

HOW DID INDIVIDUAL INDUSTRIES AND COMPANIES AFFECT FUND PERFORMANCE?

Concentrated weightings in Leisure industries such as hotels, resorts & cruise lines and restaurants and strength in specialty stores contributed to the Fund's relative outperformance. Although we continue to see leadership in these industries, selected companies within hotels, resorts & cruise lines exceeded fair value and were liquidated, significantly reducing the Fund's

[SIDENOTE]

PORTFOLIO PROFILE

March 31, 2004
(unaudited)

Equities                                                                   99.7%

Top 10 Equity Holdings                                                     29.3%

Number of Stocks                                                              48

Cash Equivalents                                                            2.1%

Percentages are based upon net assets.

[SIDENOTE]

TOP 10 EQUITY HOLDINGS

March 31, 2004
(unaudited)

Brunswick Corporation                                                       3.4%

CEC Entertainment Inc.                                                      3.2%

Callaway Golf Company                                                       3.1%

PepsiCo, Inc.                                                               3.0%

The Walt Disney Company                                                     2.9%

Ruby Tuesday, Inc.                                                          2.8%

RC2 Corporation                                                             2.8%

CKE Restaurants, Inc.                                                       2.7%

Royal Caribbean Cruises Ltd.                                                2.7%

Harrah's Entertainment, Inc.                                                2.7%

Percentages are based upon net assets.

exposure to those industries. Meanwhile, we bolstered the Fund's Consumer Staples exposure, initiating positions in packaged foods & meats and household products, while adding to holdings in food distributors.

As for industry detractors, Internet software & services weakened considerably amid fourth-quarter profit taking, while food retail and drug retail reflected ongoing margin concerns and competitive pricing pressures.

Among the Fund's leading individual performance contributors, cruise operator Royal Caribbean Cruises Ltd. advanced on record bookings, while raising its full-year outlook. Recreation leader Brunswick Corp. also traded higher, having increased its fourth-quarter earnings guidance. Music retailer Trans World Entertainment Corp. gained after reversing a prior-year loss, while food wholesaler Nash Finch Co. garnered investor interest in its move toward fair value.

Certain companies turned in decidedly disappointing returns and hampered Fund returns. Specifically, shares of LeapFrog Enterprises Inc. plummeted after a series of forecasting missteps damaged the educational toymaker's credibility. Meanwhile, Winn-Dixie Stores, Inc. tumbled when the supermarket operator missed consensus earnings estimates and suspended its dividend. NASCAR collectibles marketer Action Performance Companies, Inc. also struggled as continued weakness in die-cast sales hurt revenues. All were ultimately sold on declining relative strength.

WHAT IS THE INVESTMENT OUTLOOK FOR THE LEISURE AND CONSUMER STAPLES SECTOR?

Going forward, we see an ideal environment for continued economic expansion, that being sustainable growth with low interest rates. Furthermore, we see demonstrable leadership across many of the Fund's constituent industries, including restaurants and food distributors.

Given the presence of continued value in the overall market based on our methodology, we anticipate that the Leisure and Consumer Staples sector can capitalize on that leadership and participate in any sustained growth of the economic recovery.

--------------------------------------------------------------------------------
PERFORMANCE HIGHLIGHTS
March 31, 2004
(unaudited)
--------------------------------------------------------------------------------

- Our valuation model directed us to small- and mid-capitalization companies, and the Fund's overweighting of these stocks aided relative performance as large-cap securities lagged.

- Among the Fund's strongest-performing holdings during the period were Royal Caribbean Cruises Ltd. and Brunswick Corp.

- Our methodology led us to hold significant positions in leisure products and hotels, resorts & cruise lines, and the Fund's holdings in these industries performed strongly relative to the sector-specific Index.

- Exposure to Internet software & services had a negative impact on Fund performance.

- Stock selection in the photographic products and leisure facilities industries hampered returns.

ICON LEISURE AND CONSUMER STAPLES FUND

--------------------------------------------------------------------------------
TOP 10 INDUSTRIES
March 31, 2004 (unaudited)
--------------------------------------------------------------------------------

       Restaurants                                                        16.4%

       Leisure Products                                                   14.1%

       Hotels, Resorts & Cruise Lines                                      7.0%

       Specialty Stores                                                    6.7%

       Food Distributors                                                   6.0%

       Tobacco                                                             5.1%

       Packaged Foods & Meats                                              5.0%

       Movies & Entertainment                                              4.7%

       Softdrinks                                                          4.6%

       Casinos & Gaming                                                    4.5%

Percentages are based upon net assets.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
as of March 31, 2004
(unaudited)
--------------------------------------------------------------------------------

                                              SIX MONTHS                          SINCE
                                                ENDED        ONE      FIVE      INCEPTION
                                               3/31/04*      YEAR     YEARS      5/9/97
------------------------------------------------------------------------------------------
ICON Leisure and Consumer Staples Fund          19.40%      42.60%    9.79%      12.84%
------------------------------------------------------------------------------------------
S&P 1500 Consumer Discretionary Index           17.39%      44.87%   -0.41%       8.27%
------------------------------------------------------------------------------------------
S&P 1500 Consumer Staples Index                 14.50%      27.02%    1.50%       5.73%
------------------------------------------------------------------------------------------
S&P 1500 Index                                  14.75%      36.92%    0.09%       6.83%
------------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The performance of the S&P 1500 Consumer Discretionary Index includes the reinvestment of dividends and capital gain distributions beginning January 1, 2002. Additional information about these performance results and the comparative indexes can be found on pages 2 and 3.

*    Not annualized.

--------------------------------------------------------------------------------
VALUE OF A
$10,000 INVESTMENT
through March 31, 2004
--------------------------------------------------------------------------------

[LINE GRAPH]

                                          ICON LEISURE AND
                                          CONSUMER STAPLES      S&P 1500 CONSUMER      S&P 1500 CONSUMER
                                                FUND           DISCRETIONARY INDEX       STAPLES INDEX          S&P 1500 INDEX
                                          ----------------     -------------------     -----------------        --------------
5/9/97                                         10000                  10000                  10000                  10000
3/31/98                                        12687                  14320                  12925                  13606
3/31/99                                        14414                  17659                  13631                  15689
3/31/00                                        12646                  19006                  12188                  18768
3/31/01                                        15041                  15034                  12860                  14963
3/31/02                                        21073                  16136                  14032                  15281
3/31/03                                        16127                  11940                  11559                  11513
3/31/04                                        22996                  17298                  14683                  15764

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund on its inception date of 5/9/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Schedule of Investments
(unaudited)

ICON LEISURE AND CONSUMER STAPLES FUND

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
March 31, 2004
--------------------------------------------------------------------------------

SHARES OR PRINCIPAL AMOUNT           MARKET VALUE
-------------------------------------------------
COMMON STOCKS 99.7%

CONSUMER DISCRETIONARY 6.7%
SPECIALTY STORES 6.7%
   103,800   Big 5 Sporting Goods
             Corporation(a)          $  2,620,950
    66,500   The Sports Authority,
             Inc.(a)                    2,665,320
   212,800   Trans World
             Entertainment
             Corporation(a)             2,017,344
-------------------------------------------------
                                        7,303,614
-------------------------------------------------
TOTAL CONSUMER DISCRETIONARY            7,303,614
FINANCIAL 2.6%
MULTI-LINE INSURANCE 2.6%
    45,300   Loews Corporation          2,675,418
-------------------------------------------------
TOTAL FINANCIAL                         2,675,418

INFORMATION TECHNOLOGY 1.7%
HOME ENTERTAINMENT SOFTWARE 1.7%
    51,500   Take-Two Interactive
             Software, Inc.(a)          1,894,170
-------------------------------------------------
TOTAL INFORMATION TECHNOLOGY            1,894,170

LEISURE AND CONSUMER STAPLES 88.7%
BROADCASTING & CABLE TV 3.4%
    59,900   Cablevision Systems
             New York Group(a)          1,370,512
    49,100   Hearst-Argyle
             Television, Inc.           1,320,299
   131,400   Mediacom
             Communications
             Corporation(a)             1,053,828
-------------------------------------------------
                                        3,744,639

CASINOS & GAMING 4.5%
    54,000   Harrah's
             Entertainment, Inc.        2,964,060
    41,200   Shuffle Master,
             Inc.(a)                    1,915,388
-------------------------------------------------
                                        4,879,448
DISTILLERS & VINTERS 1.9%
    55,900   The Robert Mondavi
             Corporation(a)             2,113,579

DRUG RETAIL 1.7%
    51,600   CVS Corporation            1,821,480

FOOD DISTRIBUTORS 6.0%
   105,900   Nash Finch Company         2,507,712
   341,544   Spartan Stores,
             Inc.(a)                    1,536,948
    51,200   United Natural Foods,
             Inc.(a)                    2,462,208
-------------------------------------------------
                                        6,506,868

FOOD RETAIL 3.8%
    86,600   Alberston's, Inc.          1,918,190
    73,500   SUPERVALU INC.             2,244,690
-------------------------------------------------
                                        4,162,880

-------------------------------------------------
SHARES OR PRINCIPAL AMOUNT           MARKET VALUE

HOTELS, RESORTS & CRUISE LINES 7.0%
    54,800   Carnival
             Corporation(f)          $  2,461,068
   193,500   Prime Hospitality
             Corp.(a)                   2,202,030
    67,300   Royal Caribbean
             Cruises Ltd.(f)            2,967,930
-------------------------------------------------
                                        7,631,028

HOUSEHOLD PRODUCTS 3.6%
    41,900   Energizer Holdings,
             Inc.(a)                    1,956,311
    30,600   Kimberly-Clark
             Corporation                1,930,860
-------------------------------------------------
                                        3,887,171

HYPERMARKETS & SUPER CENTERS 1.8%
    79,300   BJ's Wholesale Club,
             Inc.(a)                    2,018,185

LEISURE PRODUCTS 14.1%
    90,500   Brunswick Corporation      3,695,115
   178,500   Callaway Golf Company      3,387,930
   108,600   JAKKS Pacific, Inc.(a)     1,629,000
   250,300   Meade Instruments
             Corp.(a)                   1,011,212
   110,200   RC2 Corporation(a)         3,030,500
    70,550   SCP Pool
             Corporation(a)             2,628,693
-------------------------------------------------
                                       15,382,450

MOVIES & ENTERTAINMENT 4.7%
   110,800   Metro-Goldwyn-Mayer
             Inc.(a)                    1,927,920
   128,500   The Walt Disney
             Company                    3,211,215
-------------------------------------------------
                                        5,139,135

PACKAGED FOODS & MEATS 5.0%
    52,900   Dean Foods Company(a)      1,766,860
    29,200   J & J Snack Foods
             Corp.(a)                   1,319,256
   131,800   Tyson Foods, Inc.          2,378,990
-------------------------------------------------
                                        5,465,106

PERSONAL PRODUCTS 3.5%
    25,300   Avon Products, Inc.        1,919,511
    52,200   NBTY, Inc.(a)              1,940,796
-------------------------------------------------
                                        3,860,307

PHOTOGRAPHIC PRODUCTS 1.6%
    67,900   Eastman Kodak Company      1,776,943

RESTAURANTS 16.4%
    55,900   CBRL Group, Inc.           2,215,876
   100,200   CEC Entertainment
             Inc.(a)                    3,476,940
   303,600   CKE Restaurants,
             Inc.(a)                    3,005,640
   177,500   Luby's, Inc.(a)            1,056,125
    90,300   McDonald's Corporation     2,579,871
    94,400   Ruby Tuesday, Inc.         3,034,960

(unaudited)

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
March 31, 2004
--------------------------------------------------------------------------------

SHARES OR PRINCIPAL AMOUNT           MARKET VALUE
-------------------------------------------------
   134,400   The Steak n Shake
             Company(a)              $  2,587,200
-------------------------------------------------
                                       17,956,612

SOFTDRINKS 4.6%
    74,800   Coca-Cola Enterprises
             Inc.                       1,807,916
    60,700   PepsiCo, Inc.              3,268,695
-------------------------------------------------
                                        5,076,611

TOBACCO 5.1%
    49,600   Altria Group, Inc.         2,700,720
    46,800   R.J. Reynolds Tobacco
             Holdings, Inc.             2,831,400
-------------------------------------------------
                                        5,532,120
-------------------------------------------------
TOTAL LEISURE AND CONSUMER STAPLES     96,954,562
-------------------------------------------------
TOTAL COMMON STOCKS
             (COST $87,652,809)       108,827,764

SHORT-TERM INVESTMENTS 2.1%
U.S. GOVERNMENT AGENCIES 0.8%
$  849,000   FHLB Discount Note,
             0.7500%, 4-1-04              849,000
-------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCIES            849,000
-------------------------------------------------
VARIABLE RATE DEMAND NOTE 1.3%
 1,494,175   American Family Demand
             Note, 0.6908%#             1,494,175
-------------------------------------------------
TOTAL VARIABLE RATE DEMAND NOTE         1,494,175
-------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
             (COST $2,343,175)          2,343,175
-------------------------------------------------
TOTAL INVESTMENTS 101.8%
             (COST $89,995,984)       111,170,939
-------------------------------------------------
LIABILITIES LESS OTHER                 (1,972,271)
ASSETS (1.8%)
-------------------------------------------------
NET ASSETS 100.0%                    $109,198,668
-------------------------------------------------

The accompanying notes are an integral part of the financial statements.

(a)  Non-income producing security

 # Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of March 31, 2004.

ADR -- American Depositary Receipt

 f   Foreign security

Dates shown on securities are the due dates of the obligation.

Management Overview

ICON MATERIALS FUND

A discussion with Derek Rollingson, Portfolio Manager

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

The ICON Materials Fund gained 30.09% for the six-month period ended March 31, 2004, outpacing the 21.95% for its sector-specific benchmark, the S&P 1500 Materials Index, as well as the 14.75% return of its broad benchmark, the S&P 1500 Index. Total returns for longer periods are listed on the following page. Total returns for other periods as of March 31, 2004 are listed on page 43.

Although the broad market fell victim to a two-month cyclical pullback in early 2004, the Materials sector fared better than its economically sensitive counterparts. Rising global demand for steel and the declining U.S. dollar offset the removal of tariffs, while the housing boom continued to support construction materials. Specialty chemicals, also continued to demonstrate leadership despite the mounting cost of raw materials. Economic revival, ranging from modest improvement in the U.S. to robust expansion in China, worked to the Fund's benefit as positive trends emerged in manufacturing and infrastructure development. Consolidation also played an increasing role, boosting pricing power across several industries.

The Fund is managed using an all-cap strategy, meaning we invest in securities we believe are undervalued, regardless of their location on the traditional style grid. Our investment approach is not limited by restrictions on market capitalization; the ICON system searches for potential industry leadership regardless of where it emerges.

Even though our approach views investment style as irrelevant, as measured on a traditional price-to-earnings (P/E) basis, the Fund maintained a slight growth bias during the period. Whereas issues generally considered growth-oriented encountered significant resistance, our valuation readings would most likely classify many of these shares as underpriced. We have never utilized P/E ratio as a valuation measure, regarding it as a static proxy. Instead, we calculate a proprietary value-to-price ratio (V/P) for each industry and security. We believe this to be more meaningful since it considers the effects of earnings, projected growth, risk, and interest rates.

WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE PAST SIX MONTHS?

Investors grappled with a host of misperceptions during the period but still bid shares higher. Although our overall readings indicated that a recovery-based theme remained in place, fears of overheated valuations, rising interest rates and stagnant job creation sent the market into a cyclical downturn, lifting more defensive issues. Nevertheless, a trend toward sustainable GDP growth continued to justify an upward move even as negative sentiment clouded the environment.

Our system does not account for event-driven sell-offs that surfaced in the wake of terrorist activities and geopolitical unrest. However, even as these events produced temporary disruptions, markets proved resilient in attempting to establish levels of support.

HOW DID INDIVIDUAL INDUSTRIES AND COMPANIES AFFECT FUND PERFORMANCE?

Strong gains were registered by the steel industry, the Fund's largest industry weighting, followed by contributions from construction materials, specialty chemicals and precious metals & minerals.

While significant industry rotations were limited during the period, the Fund made two notable additions, initiating new positions in fertilizers & agricultural chemicals and commodity chemicals. Both were added on the basis of valuation and improving relative strength.

[SIDENOTE]

PORTFOLIO PROFILE

March 31, 2004
(unaudited)

Equities                                                                   99.3%

Top 10 Equity Holdings                                                     33.1%

Number of Stocks                                                              44

Cash Equivalents                                                            0.3%

Percentages are based upon net assets.

[SIDENOTE]

TOP 10 EQUITY HOLDINGS

March 31, 2004
(unaudited)

Alcoa Inc.                                                                  4.4%

FMC Corporation                                                             3.6%

IMC Global Inc.                                                             3.4%

Headwaters Incorporated                                                     3.4%

Millennium Chemicals Inc.                                                   3.2%

OM Group, Inc.                                                              3.2%

Stillwater Mining Company                                                   3.1%

Alcan Inc.                                                                  3.1%

A.M. Castle & Co.                                                           3.0%

Silgan Holdings Inc.                                                        2.7%

Percentages are based upon net assets.

ICON MATERIALS FUND

Negative industry performance was driven by diversified metals & mining and industrial machinery, although the downside in both cases was minimized due to the Fund's limited exposure. By period-end, industrial machinery, technically classified in the Industrials sector, had been removed from the Fund while diversified metals & mining represented a narrow weighting.

The Fund registered top performance from OM Group, Inc., a leading producer of metal-based specialty chemicals, and Stillwater Mining Company, the sole domestic producer of palladium and platinum, both of which benefited from favorable supply/demand factors and surging precious metal prices. Allegheny Technologies Inc. gained after announcing double-digit price increases for its specialty steel and titanium alloy products. Diversified chemical supplier FMC Corp. also advanced, having guided earnings estimates higher on stronger-than expected pesticide sales.

Returns during the period were hampered by aluminum producer Commonwealth Industries, Inc., which gave back gains when it reported a drop in 2003 net sales, reflecting lower shipments. Wellman Inc., the leading U.S. producer of polyester fibers and plastic resins, warned of wider-than-expected losses due to weakness in polyester resin margins. Precision ball bearing manufacturer NN, Inc. also struggled, as dramatic increases in steel prices diluted earnings. All three stocks were sold from the Fund after they no longer exhibited relative strength.

WHAT IS THE INVESTMENT OUTLOOK FOR THE MATERIALS SECTOR?

Going forward, our system indicates ongoing leadership in specialty chemicals, but also detects emerging strength in commodity chemicals and metal & glass containers. On the other hand, we believe steel may have exceeded fair value and have taken steps to trim the Fund's exposure. While sector-wide readings reflect the overpriced nature of certain industries, others, as mentioned above, are poised to assume leadership. Therefore, we foresee continued strength as this highly cyclical group benefits from sustainable economic expansion.

--------------------------------------------------------------------------------
PERFORMANCE HIGHLIGHTS
March 31, 2004
(unaudited)
--------------------------------------------------------------------------------

- Our valuation methods led us to overweight small- and mid-capitalization companies, which added to relative performance as large-cap securities lagged.

- Among the Fund's strongest-performing holdings during the period were OM Group Inc. and Stillwater Mining Co.

- Our methodology led us to hold a significant position in steel, the best-performing industry in the Index.

- Conversely, our valuation readings indicated weakness in the diversified metals & mining industry. Though the Fund's exposure was limited in this area, it had a negative impact during the period.

- Our stockpicking in the precious metals and minerals industry, a slightly overweight position, added to returns.

--------------------------------------------------------------------------------
TOP 10 INDUSTRIES
March 31, 2004
(unaudited)
--------------------------------------------------------------------------------

       Steel                                                              19.1%

       Specialty Chemicals                                                12.7%

       Construction Materials                                             12.0%

       Commodity Chemicals                                                10.5%

       Diversified Chemicals                                              10.3%

       Aluminum                                                            9.6%

       Paper Products                                                      7.0%

       Fertilizers & Agricultural Chemicals                                5.4%

       Metal & Glass Containers                                            4.3%

       Precious Metals & Minerals                                          3.1%

Percentages are based upon net assets.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
as of March 31, 2004
(unaudited)
--------------------------------------------------------------------------------

                                              SIX MONTHS                          SINCE
                                                ENDED        ONE      FIVE      INCEPTION
                                               3/31/04*      YEAR     YEARS      5/5/97
------------------------------------------------------------------------------------------
ICON Materials Fund                             30.09%      50.76%    5.42%      -2.23%
------------------------------------------------------------------------------------------
S&P 1500 Materials Index                        21.95%      46.61%    7.28%       4.80%
------------------------------------------------------------------------------------------
S&P 1500 Index                                  14.75%      36.92%    0.09%       6.73%
------------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative indexes can be found on pages 2 and 3.

*    Not annualized.

--------------------------------------------------------------------------------
VALUE OF A
$10,000 INVESTMENT
through March 31, 2004
--------------------------------------------------------------------------------

[LINE GRAPH]

                                                   ICON MATERIALS FUND      S&P 1500 MATERIALS INDEX         S&P 1500 INDEX
                                                   -------------------      ------------------------         --------------
5/5/97                                                    10000                       10000                       10000
3/31/98                                                    8632                       11582                       13528
3/31/99                                                    6571                        9728                       15599
3/31/00                                                    7352                       10523                       18660
3/31/01                                                    6063                       10046                       14877
3/31/02                                                    8036                       12210                       15193
3/31/03                                                    5675                        9429                       11447
3/31/04                                                    8556                       13824                       15673

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund on its inception date of 5/5/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Schedule of Investments
(unaudited)

ICON MATERIALS FUND

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
March 31, 2004
--------------------------------------------------------------------------------

SHARES OR PRINCIPAL AMOUNT            MARKET VALUE
--------------------------------------------------
COMMON STOCKS 99.3%

INDUSTRIALS 2.4%
TRADING COMPANIES & DISTRIBUTORS 2.4%
  26,000   Hughes Supply, Inc.         $ 1,362,400
--------------------------------------------------
TOTAL INDUSTRIALS                        1,362,400

MATERIALS 96.9%
ALUMINUM 9.6%
  39,200   Alcan Inc.(f)                 1,755,768
  72,600   Alcoa Inc.                    2,518,494
 123,200   IMCO Recycling Inc.(a)        1,160,544
--------------------------------------------------
                                         5,434,806

COMMODITY CHEMICALS 10.5%
  74,500   Headwaters Incorporated(a)    1,908,690
  95,000   Lyondell Chemical Company     1,409,800
  70,300   Methanex Corporation(f)         787,360
 123,000   Millennium Chemicals
           Inc.(a)                       1,837,620
--------------------------------------------------
                                         5,943,470

CONSTRUCTION MATERIALS 12.0%
  32,700   Cemex S.A. de C.V. -- ADR       975,114
  39,200   CRH plc -- ADR                  805,168
  26,275   Florida Rock Industries,
           Inc.                          1,107,491
  32,100   Lafarge North America Inc.    1,304,865
  25,100   Martin Marietta Materials,
           Inc.                          1,158,616
  40,100   Texas Industries, Inc.        1,449,615
--------------------------------------------------
                                         6,800,869

DIVERSIFIED CHEMICALS 10.3%
  39,400   Cabot Corporation             1,292,320
  26,600   The Dow Chemical Company      1,071,448
  33,100   Eastman Chemical Company      1,412,708
  47,900   FMC Corporation(a)            2,051,078
--------------------------------------------------
                                         5,827,554

DIVERSIFIED METALS & MINING 0.9%
  13,300   Freeport-McMoRan Copper &
           Gold, Inc.                      519,897

FERTILIZERS & AGRICULTURAL CHEMICALS 5.4%
 133,600   IMC Global Inc.(a)            1,910,480
  18,100   The Scotts Company(a)         1,161,115
--------------------------------------------------
                                         3,071,595
METAL & GLASS CONTAINERS 4.3%
  77,300   Myers Industries, Inc.          950,790
  32,900   Silgan Holdings Inc.(a)       1,504,517
--------------------------------------------------
                                         2,455,307

PAPER PACKAGING 2.0%
  94,300   Caraustar Industries,
           Inc.(a)                       1,098,595

--------------------------------------------------
SHARES OR PRINCIPAL AMOUNT            MARKET VALUE

PAPER PRODUCTS 7.0%
  35,100   Aracruz Celulose S.A. --
           ADR                         $ 1,342,575
  86,500   Buckeye Technologies
           Inc.(a)                         896,140
  27,000   Georgia-Pacific Corp.           909,630
  25,000   Schweitzer-Mauduit
           International, Inc.             807,500
--------------------------------------------------
                                         3,955,845

PRECIOUS METALS & MINERALS 3.1%
 112,800   Stillwater Mining
           Company(a)                    1,770,960

SPECIALTY CHEMICALS 12.7%
  31,200   Albemarle Corporation           904,800
  48,100   Cambrex Corporation           1,293,890
 164,300   Crompton Corporation          1,048,234
  40,800   Ferro Corporation             1,066,920
  44,400   Great Lakes Chemical
           Corporation                   1,058,940
  60,200   OM Group, Inc.(a)             1,830,080
--------------------------------------------------
                                         7,202,864

STEEL 19.1%
 185,400   A.M. Castle & Co.(a)          1,676,016
  26,800   Carpenter Technology
           Corporation                     881,184
  39,200   Commercial Metals Company     1,248,128
  14,600   Nucor Corporation               897,608
  26,900   Quanex Corporation            1,142,981
  89,000   Ryerson Tull, Inc.            1,165,010
  55,700   Steel Dynamics, Inc.(a)       1,380,246
  71,100   Steel Technologies Inc.       1,373,652
  55,800   Worthington Industries,
           Inc.                          1,069,686
--------------------------------------------------
                                        10,834,511
--------------------------------------------------
TOTAL MATERIALS                         54,916,273
--------------------------------------------------
TOTAL COMMON STOCKS
           (COST $45,436,357)           56,278,673

SHORT-TERM INVESTMENT 0.3%
VARIABLE RATE DEMAND NOTE 0.3%
$147,901   American Family Demand
           Note, 0.6908%(#)                147,901
--------------------------------------------------
TOTAL SHORT-TERM INVESTMENT
           (COST $147,901)                 147,901
--------------------------------------------------
TOTAL INVESTMENTS 99.6%
           (COST $45,584,258)           56,426,574
--------------------------------------------------
OTHER ASSETS LESS LIABILITIES 0.4%         247,083
--------------------------------------------------
NET ASSETS 100.0%                      $56,673,657
--------------------------------------------------

The accompanying notes are an integral part of the financial statements.

(a)  Non-income producing security

 # Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of March 31, 2004.

ADR -- American Depositary Receipt

 f   Foreign security

Management Overview

ICON TELECOMMUNICATION & UTILITIES FUND

A discussion with Robert Straus, CMT, Portfolio Manager

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

The ICON Telecommunication & Utilities Fund advanced 20.24% for the six-month period ended March 31, 2004, outpacing its narrow benchmarks, the S&P 1500 Telecommunication Services Index and the S&P 1500 Utilities Index, which returned 18.95% and 13.54%, respectively, and also topping its broad benchmark, the S&P 1500 Index, which returned 14.75%. Total returns for other periods as of March 31, 2004 are listed on page 47.

The Fund's emphasis on telecommunications-related issues, most notably within the wireless telecommunications services industry, enhanced Fund performance during the period. Wireless stocks, in particular, benefited from a sharp rise in capital spending as providers boosted capacity to meet pent-up demand. Having been out of favor for several years, the industry was also able to sidestep fear-based profit-taking in the closely related Information Technology sector during the fourth quarter of 2003, as well as a severe downdraft that roiled cyclical stocks during the first quarter of 2004.

The Fund is managed using an all-cap strategy, meaning we invest in securities we believe are undervalued, regardless of their location on the traditional style grid. Our investment approach is not limited by restrictions on market capitalization; the ICON system searches for potential industry leadership regardless of where it emerges.

Even though our approach considers the style grid irrelevant, the Fund profited from a value bias during the period, as measured on a simplistic price-to-earnings (P/E) basis. Although value was widespread throughout the sector, relative strength was limited to the wireless industry.

For the record, the Fund does not utilize P/E ratio as a valuation measure, regarding it as a static proxy. Instead, we calculate a proprietary value-to-price ratio (V/P) for each industry and security. This is viewed as more meaningful since it considers the effects of earnings, projected growth, risk, and interest rates (opportunity cost).

WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE PAST SIX MONTHS?

Despite solid equity returns over the course of the period, investors appeared easily distracted by perceived economic disappointments. While job growth fell short of expectations, payrolls steadily increased and unemployment remained relatively low by historical standards. Productivity gains led to higher corporate profits and interest rate fears proved unwarranted.

Although these incremental improvements appeared to support a sustainable economic recovery, equity markets surrendered earlier gains on valuation concerns and a resurfacing of geopolitical tensions. While stock prices remained underpriced based on our estimate of fair value, investors retreated in the wake of overseas terrorist events.

HOW DID INDIVIDUAL INDUSTRIES AND COMPANIES AFFECT THE FUND'S PERFORMANCE?

Against this backdrop, the Fund maintained an underweight position in utilities, instead emphasizing telecommunications-related issues. In doing so, however, we trimmed Fund exposure to the integrated telecommunication services and communications equipment industries, while nearly doubling holdings in wireless stocks, which our system judged to be the clear leader.

Wireless stocks comprised a larger-than-usual industry weighting within the Fund at period-

[SIDENOTE]

PORTFOLIO PROFILE

March 31, 2004
(unaudited)

Equities                                                                   99.5%

Top 10 Equity Holdings                                                     38.6%

Number of Stocks                                                              43

Cash Equivalents                                                            0.0%

Percentages are based upon net assets.

[SIDENOTE]

TOP 10 EQUITY HOLDINGS

March 31, 2004
(unaudited)

America Movil S.A. de C.V.                                                  5.3%

Mobile Telesystems                                                          5.1%

Turkcell Iletisim Hizmetleri A.S.                                           4.6%

Philippine Long Distance Telephone Company                                  3.8%

Alliant Energy Corporation                                                  3.7%

STET Hellas Telecommunications                                              3.5%

AO VimpelCom                                                                3.2%

Duke Energy Corporation                                                     3.2%

Tele Nordeste Celular Participacoes S.A.                                    3.1%

Golden Telecom, Inc.                                                        3.1%

Percentages are based upon net assets.

end, with 12 companies. By focusing on this emerging theme, which enjoyed worldwide strength during the period, the Fund captured much of the sector's upside, allowing it to outperform its respective benchmarks during the six-month period.

This heavy weighting benefited Fund returns as performance was aided the most by three overseas wireless telecommunications services companies. The American Depositary Receipts (ADRs) of Russia-based Mobile Telesystems traded at a significant discount to projected five-year annualized earnings. Also benefiting from renewed investor interest were Mexico's America Movil S.A. de C.V. and Turkey's Turkcell Iletisim Hizmetleri A.S., as the ADRs of both companies realized strong growth in their respective countries.

Among the Fund's poorest performing stocks, messaging services provider j2 Global Communications, Inc. fell on unexpectedly weak performance in its Web and corporate channels. As j2's relative strength weakened, we sold the stock. Meanwhile, shares of Intrado Inc., a supplier of emergency response support services, declined on revenue growth concerns. Although a weaker performer, we continued to own Intrado at period-end due to .

WHAT IS THE INVESTMENT OUTLOOK FOR THE TELECOMMUNICATION & UTILITIES SECTORS?

Based on our valuation and relative strength readings, we are increasingly optimistic about the wireless telecommunication services industry, and less so about integrated telecommunication services, communications equipment and utilities. Wireless companies, in our view, possess solid growth potential driven by strong worldwide demand that has been largely untapped. As such, the Fund could maintain or perhaps increase its global exposure to the wireless telecom industry in the coming months.

--------------------------------------------------------------------------------
PERFORMANCE HIGHLIGHTS
March 31, 2004
(unaudited)
--------------------------------------------------------------------------------

- Our methodology led us to hold a significant position in the wireless telecommunications services industry, and the Fund's holdings in this industry were among the strongest performers relative to Index during the period.

- Among the Fund's strongest-performing individual holdings during the period were ADRs of Mobile Telesystems, America Movil S.A. de C.V., and Turkcell Iletisim Hizmetleri A.S., all foreign wireless telecom services companies.

- Our exposure to two communications-related stocks in the Internet software and services industry contributed negatively to returns.

- Although valuation directed us to smaller capitalization companies, the Fund's bias produced mixed results.

-    Exposure to the communications equipment industry added to Fund returns.

--------------------------------------------------------------------------------
TOP 10 INDUSTRIES
March 31, 2004
(unaudited)
--------------------------------------------------------------------------------

       Wireless Telecommunication Services                                38.0%

       Electric Utilities                                                 19.1%

       Integrated Telecommunication Services                              12.4%

       Multi-Utilities & Unregulated Power                                 8.6%

       Construction & Engineering                                          6.0%

       Gas Utilities                                                       4.4%

       Communications Equipment                                            4.0%

       Oil & Gas Exploration & Production                                  2.1%

       Building Products                                                   1.9%

       Data Processing & Outsourced Services                               1.6%

Percentages are based upon net assets.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
as of March 31, 2004
(unaudited)
--------------------------------------------------------------------------------

                                           SIX MONTHS                           SINCE
                                             ENDED         ONE       FIVE      INCEPTION
                                            3/31/04*       YEAR      YEARS      7/9/97
-----------------------------------------------------------------------------------------
ICON Telecommunication & Utilities Fund        20.24%      48.73%     2.73%      8.48%
-----------------------------------------------------------------------------------------
S&P 1500 Telecommunications Services Index     18.95%      31.51%   -14.35%     -1.20%
-----------------------------------------------------------------------------------------
S&P 1500 Utilities Index                       13.54%      36.60%     2.74%      5.08%
-----------------------------------------------------------------------------------------
S&P 1500 Index                                 14.75%      36.92%     0.09%      5.43%
-----------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative indexes can be found on pages 2 and 3.

*    Not annualized.

--------------------------------------------------------------------------------
VALUE OF A
$10,000 INVESTMENT
through March 31, 2004
--------------------------------------------------------------------------------

[LINE GRAPH]

                                                ICON                 S&P 1500
                                        TELECOMMUNICATION &     TELECOMMUNICATIONS     S&P 1500 UTILITIES
                                           UTILITIES FUND         SERVICES INDEX             INDEX              S&P 1500 INDEX
                                        -------------------     ------------------     ------------------       --------------
7/9/97                                         10000                  10000                  10000                  10000
3/31/98                                        13800                  14982                  12775                  12321
3/31/99                                        15112                  20000                  12192                  14207
3/31/00                                        15960                  22888                  13585                  16994
3/31/01                                        15995                  14014                  18172                  13550
3/31/02                                        15322                  10537                  14813                  13837
3/31/03                                        11625                   7010                  10216                  10425
3/31/04                                        17290                   9219                  13956                  14275

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund on its inception date of 7/9/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Schedule of Investments
(unaudited)

ICON TELECOMMUNICATION & UTILITIES FUND

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
March 31, 2004
--------------------------------------------------------------------------------

SHARES OR PRINCIPAL AMOUNT             MARKET VALUE
---------------------------------------------------
COMMON STOCKS 99.5%

ENERGY 2.1%
OIL & GAS EXPLORATION & PRODUCTION 2.1%
  51,400   Southwestern Energy
           Company(a)                   $ 1,239,768
---------------------------------------------------
TOTAL ENERGY                              1,239,768

INDUSTRIALS 7.9%
BUILDING PRODUCTS 1.9%
  11,700   Simpson Manufacturing Co.,
           Inc.                             572,715
  14,400   York International
           Corporation                      566,064
---------------------------------------------------
                                          1,138,779

CONSTRUCTION & ENGINEERING 6.0%
  37,500   Granite Construction
           Incorporated                     891,375
  14,700   Jacobs Engineering Group
           Inc.(a)                          655,620
  79,200   The Shaw Group Inc.(a)           858,528
  40,400   URS Corporation(a)             1,162,712
---------------------------------------------------
                                          3,568,235
---------------------------------------------------
TOTAL INDUSTRIALS                         4,707,014

INFORMATION TECHNOLOGY 5.6%
COMMUNICATIONS EQUIPMENT 4.0%
 106,400   Cable Design Technologies
           Corporation(a)                 1,008,672
  20,000   NICE Systems Ltd.(a) -- ADR      475,600
  50,000   SpectraLink Corporation          851,500
---------------------------------------------------
                                          2,335,772

DATA PROCESSING & OUTSOURCED SERVICES 1.6%
  50,300   Intrado Inc.(a)                  973,305
---------------------------------------------------
TOTAL INFORMATION TECHNOLOGY              3,309,077
TELECOMMUNICATION & UTILITIES 83.9%
ALTERNATIVE CARRIERS 1.4%
  92,000   PTEK Holdings, Inc.(a)           845,480

ELECTRIC UTILITIES 19.1%
  84,800   Alliant Energy Corporation     2,209,888
  94,700   Cleco Corporation              1,802,141
  65,000   DPL Inc.                       1,218,750
  88,400   Duquesne Light Holdings
           Inc.                           1,723,800
  10,400   FPL Group, Inc.                  695,240
  12,500   Huaneng Power
           International, Inc. -- ADR       979,000
  60,600   IDACORP, Inc                   1,811,940
  23,100   Pinnacle West Capital
           Corporation                      908,985
---------------------------------------------------
                                         11,349,744

GAS UTILITIES 4.4%
  25,200   Kinder Morgan, Inc.            1,588,104
  31,000   Sempra Energy                    985,800
---------------------------------------------------
                                          2,573,904

INTEGRATED TELECOMMUNICATION SERVICES 12.4%
  36,600   China Telecom Corporation
           Limited -- ADR                 1,269,654
  53,600   Golden Telecom, Inc.           1,824,008
 130,000   Philippine Long Distance
           Telephone Company(a) -- ADR    2,223,000

---------------------------------------------------
SHARES OR PRINCIPAL AMOUNT             MARKET VALUE
  59,500   Sprint Corporation           $ 1,096,585
  27,600   Telefonos de Mexico SA de
           CV -- ADR                        963,516
---------------------------------------------------
                                          7,376,763

MULTI-UTILITIES & UNREGULATED POWER 8.6%
  38,200   Constellation Energy Group,
           Inc.                           1,526,090
  82,600   Duke Energy Corporation        1,866,760
  22,800   Public Service Enterprise
           Group Incorporated             1,071,144
  87,000   Sierra Pacific Resources(a)      643,800
---------------------------------------------------
                                          5,107,794

WIRELESS TELECOMMUNICATION SERVICES 38.0%
  82,000   America Movil S.A. de
           C.V. -- ADR                    3,169,300
  18,500   AO VimpelCom(a) -- ADR         1,923,815
 152,700   China Unicom Limited -- ADR    1,375,827
  23,000   Mobile Telesystems -- ADR      3,024,500
  63,000   Nextel Communications,
           Inc.(a)                        1,557,990
  42,000   NII Holdings Inc.(a)           1,471,260
 115,500   Partner Communications
           Company Ltd.(a) -- ADR           918,225
 102,800   STET Hellas
           Telecommunications S.A. --
           ADR                            2,097,120
  67,500   Tele Nordeste Celular
           Participacoes S.A. -- ADR      1,831,275
  34,900   Telemig Celular
           Participacoes S.A. -- ADR      1,364,590
  76,500   Turkcell Iletisim
           Hizmetleri A.S.(a) -- ADR      2,734,875
  26,800   United States Cellular
           Corporation(a)                 1,035,820
---------------------------------------------------
                                         22,504,597
---------------------------------------------------
TOTAL TELECOMMUNICATION & UTILITIES      49,758,282
---------------------------------------------------
TOTAL COMMON STOCKS
           (COST $46,453,592)            59,014,141

SHORT-TERM INVESTMENT 0.0%
VARIABLE RATE DEMAND NOTE 0.0%
$  3,301   American Family Demand
           Note, 0.6908%#               $     3,301
---------------------------------------------------
TOTAL SHORT-TERM INVESTMENT
           (COST $3,301)                      3,301
---------------------------------------------------
TOTAL INVESTMENTS 99.5%
           (COST $46,456,893)            59,017,442
---------------------------------------------------
OTHER ASSETS LESS LIABILITIES 0.5%          282,319
---------------------------------------------------
NET ASSETS 100.0%                       $59,299,761
---------------------------------------------------

The accompanying notes are an integral part of the financial statements.

(a)  Non-income producing security

 # Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of March 31, 2004.

ADR -- American Depositary Receipt

 f   Foreign security

Management Overview

ICON SHORT-TERM FIXED INCOME FUND

A discussion with the Portfolio Management Team

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

The ICON Short-Term Fixed Income Fund returned -0.03% for the six-month period ended March 31, 2004, trailing its unmanaged benchmark, the Merrill Lynch 1-Year Treasury Bill Index, which returned 0.70%. Total returns for other periods as of March 31, 2004 are listed on the following page.

WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE PAST SIX MONTHS?

The Federal Reserve Board kept the overnight lending rate unchanged during the period, maintaining the target rate at a 45-year low of 1.00%. Meanwhile, the short end of the yield curve remained relatively flat, with the yield on the 3-Month U.S. Treasury Bill increasing from 0.922% at the beginning of the period to 0.944% at period-end, while the 6-month U.S. Treasury Bill yield moved lower, starting at 1.033% and ending at 0.985%.

All told, this proved to be an unfavorable environment for cash equivalents as Fed monetary policy focused on sustaining economic growth in an attempt to stimulate investment.

Despite market concerns surrounding the pace of job creation, incremental improvements in employment rolls, payroll growth and productivity gains were realized throughout the period, leading to a shift in Federal Reserve rhetoric. Although election-year policy shifts are generally rare, particularly in light of tame inflation readings, many observers believed that the Fed was laying the groundwork for raising short-term rates, possibly as early as this summer.

HOW WAS THE FUND MANAGED AND HOW DID THAT AFFECT PERFORMANCE?

Late in the period, as existing holdings matured and were subsequently liquidated, the Fund actively pursued bank certificates of deposit in hopes of enhancing yield. Purchases were laddered in varying maturities in order to minimize interest rate risk, thereby maintaining flexibility in the event yields rose. All current CD positions were held at the $100,000 level or below, well within FDIC insurance coverage guidelines.

Even with this new strategy,  the Fund's operating  expenses had an increasingly
pronounced   effect  on  overall  returns  with  short-term  yields  already  at near-historical lows.

WHAT IS THE INVESTMENT OUTLOOK FOR THE SHORT-TERM FIXED INCOME MARKET?

Many analysts expect short-term rates to rise as the economic recovery proves sustainable and investors continue to seek higher rates of return from the stock market. However, given the current low-inflation environment, we believe it is unlikely that any increase would be overly dramatic. Therefore, we will continue our policy of investing in high-quality short-term securities that offer a prudent combination of income potential and interest rate sensitivity.

ICON SHORT-TERM FIXED INCOME FUND

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
as of March 31, 2004
(unaudited)
--------------------------------------------------------------------------------

                                              SIX MONTHS                          SINCE
                                                ENDED        ONE      FIVE      INCEPTION
                                               3/31/04*      YEAR     YEARS      2/7/97
------------------------------------------------------------------------------------------
ICON Short-Term Fixed Income Fund               -0.03%      -0.17%    2.06%       3.01%
------------------------------------------------------------------------------------------
Merrill Lynch 1-Year U.S. Treasury Bill
Index                                            0.70%       1.46%    4.28%       4.70%
------------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative index can be found on pages 2 and 3. The Adviser has agreed to limit certain Fund expenses; without these waivers, returns would have been lower. The waiver provisions may be terminated in the future.

*    Not annualized.

--------------------------------------------------------------------------------
VALUE OF A
$10,000 INVESTMENT
through March 31, 2004
--------------------------------------------------------------------------------

[LINE GRAPH]

                                                              ICON SHORT-TERM FIXED INCOME     MERRILL LYNCH 1-YEAR U.S. TREASURY
                                                                          FUND                             BILL INDEX
                                                              ----------------------------     ----------------------------------
2/7/97                                                                   10000                                10000
3/31/97                                                                  10018                                10043
3/31/98                                                                  10582                                10673
3/31/99                                                                  11168                                11256
3/31/00                                                                  11562                                11741
3/31/01                                                                  12131                                12641
3/31/02                                                                  12187                                13211
3/31/03                                                                  12384                                13683
3/31/04                                                                  12363                                13883

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund on its inception date of 2/7/97 to a $10,000 investment made in an unmanaged securities index on that date. The
Fund's performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Schedule of Investments
(unaudited)

ICON SHORT-TERM FIXED INCOME FUND

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
March 31, 2004
--------------------------------------------------------------------------------

PRINCIPAL AMOUNT                       MARKET VALUE
---------------------------------------------------
SHORT-TERM INVESTMENTS 9.6%

CERTIFICATES OF DEPOSIT 9.6%
$   99,000   American Bank Bozeman,
             1.15%, 9-20-04              $   98,793
    99,000   Beal Bank SSB, 1.05%,
             6-23-04                         98,876
    99,000   FirstBank Puerto Rico,
             1.05%, 7-6-04                   98,861
    99,000   New York Community Bank,
             1.10%, 7-26-04                  98,847
    99,000   Wilmington Savings Bank,
             1.05%, 7-7-04                   99,000
---------------------------------------------------
TOTAL CERTIFICATES OF DEPOSIT               494,377
---------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS                494,377
---------------------------------------------------

U.S. GOVERNMENT AGENCIES 76.5%
$3,937,000   Federal Home Loan Bank
             Discount Note, 0.7100%,
             4-1-04                       3,937,000
---------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCIES            3,937,000

U.S. GOVERNMENT OBLIGATIONS 19.6%
 1,000,000   U.S. Treasury Note,
             2.000%, 8-31-05              1,009,922
---------------------------------------------------
TOTAL U.S. GOVERNMENT OBLIGATIONS         1,009,922
---------------------------------------------------
TOTAL INVESTMENTS 105.7%
             (AMORTIZED COST
             $5,436,016)                  5,441,299
---------------------------------------------------
LIABILITIES LESS OTHER ASSETS (5.7%)       (295,577)
---------------------------------------------------
NET ASSETS 100.0%                        $5,145,722
---------------------------------------------------

The accompanying notes are an integral part of the financial statements.

Dates shown on securities are the due dates of the obligation.

Statements of Assets and Liabilities
(unaudited)

                                                              ------------------   --------------   --------------
MARCH 31, 2004                                                       ICON               ICON             ICON
                                                                   CONSUMER            ENERGY         FINANCIAL
                                                              DISCRETIONARY FUND        FUND             FUND
                                                              ------------------   --------------   --------------
ASSETS
  Investments, at cost                                           $155,400,748       $ 92,956,272     $151,789,077
                                                              ------------------   --------------   --------------
  Investments, at value                                           198,060,652        120,189,136      181,720,325
  Cash                                                                      -              1,440                -
  Receivables:
    Fund shares sold                                                  567,889          1,231,119          637,320
    Investments sold                                                2,831,805                  -                -
    Advisor                                                                 -                  -                -
    Interest                                                              114                809               88
    Dividends                                                         177,799            114,861          127,537
  Other assets                                                          7,482              4,062            8,761
                                                              ------------------   --------------   --------------
  Total Assets                                                    201,645,741        121,541,427      182,494,031
                                                              ------------------   --------------   --------------

LIABILITIES
  Payables:
    Due to custodian bank                                                   -                  -          670,000
    Fund shares redeemed                                              102,903             68,315          230,699
    Investments bought                                              5,124,247          4,833,353                -
    Advisory fees                                                     163,140             91,884          135,893
    Fund accounting, custodial and transfer agent fees                 50,960             27,619           42,763
    Administration fees                                                 8,157              4,594            6,795
    Distributions due to shareholders                                       -                  -                -
  Accrued expenses                                                     54,500             34,816           43,954
                                                              ------------------   --------------   --------------
  Total Liabilities                                                 5,503,907          5,060,581        1,130,104
                                                              ------------------   --------------   --------------
NET ASSETS                                                       $196,141,834       $116,480,846     $181,363,927
                                                              ==================   ==============   ==============
  Shares outstanding (unlimited shares authorized, no par
    value)                                                         14,165,978          6,403,635       13,577,120
  Net asset value (offering price and redemption price per
    share)                                                       $      13.85       $      18.19     $      13.36

The accompanying notes are an integral part of the financial statements.

    --------------   --------------   ---------------   ------------   --------------   -------------------   ----------------
         ICON             ICON             ICON         ICON LEISURE        ICON               ICON                 ICON
      HEALTHCARE      INDUSTRIALS       INFORMATION     AND CONSUMER     MATERIALS      TELECOMMUNICATION &   SHORT-TERM FIXED
         FUND             FUND        TECHNOLOGY FUND   STAPLES FUND        FUND          UTILITIES FUND        INCOME FUND
    --------------   --------------   ---------------   ------------   --------------   -------------------   ----------------
     $214,614,723     $136,021,438     $288,265,067     $89,995,984     $45,584,258         $46,456,893          $5,436,016
    --------------   --------------   ---------------   ------------   --------------   -------------------   ----------------
      260,061,103      168,943,255      322,908,507     111,170,939      56,426,574          59,017,442           5,441,299
                -            2,100                -               -           3,585                   -                   -
        1,107,379          535,932        2,371,329         339,945         325,682             275,594              27,587
                -                -       11,110,216       6,089,242               -             642,102                   -
                -                -                -               -               -                   -               5,215
            1,208              764               13             240             142                 274               1,826
           62,318          137,819           44,278          93,675          54,289              46,666                   -
            7,265            4,337           12,169           5,069           3,008               2,825                 527
    --------------   --------------   ---------------   ------------   --------------   -------------------   ----------------
      261,239,273      169,624,207      336,446,512     117,699,110      56,813,280          59,984,903           5,476,454
    --------------   --------------   ---------------   ------------   --------------   -------------------   ----------------

                -                -        1,422,000               -               -             172,000                 348
          215,419           82,948          734,304          79,141          50,807              13,475             114,538
        9,076,996                -       11,666,016       8,263,067               -             406,585             198,000
          212,125          156,131          267,634          90,396          46,129              49,351               2,974
           65,818           48,758           85,336          28,135          14,492              15,314               1,386
           10,606            7,807           14,565           4,520           2,306               2,468                 229
                -                -                -               -               -                   -                 957
           61,798           49,960           83,064          35,183          25,889              25,949              12,300
    --------------   --------------   ---------------   ------------   --------------   -------------------   ----------------
        9,642,762          345,604       14,272,919       8,500,442         139,623             685,142             330,732
    --------------   --------------   ---------------   ------------   --------------   -------------------   ----------------
     $251,596,511     $169,278,603     $322,173,593     $109,198,668    $56,673,657         $59,299,761          $5,145,722
    ==============   ==============   ===============   ============   ==============   ===================   ================
       17,847,314       16,663,442       36,493,966       7,365,808       7,056,672           8,768,960             566,831
     $      14.10     $      10.16     $       8.83     $     14.83     $      8.03         $      6.76          $     9.08

Statements of Operations
(unaudited)

                                                                ------------------   --------------   --------------
FOR THE SIX MONTHS ENDED MARCH 31, 2004                                ICON               ICON             ICON
                                                                     CONSUMER            ENERGY         FINANCIAL
                                                                DISCRETIONARY FUND        FUND             FUND
                                                                ------------------   --------------   --------------
INVESTMENT INCOME
  Interest                                                         $     6,020        $    27,459      $     7,400
  Dividends                                                            748,867            447,902        1,219,380
  Foreign taxes withheld                                                     -            (29,070)               -
                                                                ------------------   --------------   --------------
  Total Investment Income                                              754,887            446,291        1,226,780
                                                                ------------------   --------------   --------------

EXPENSES
  Advisory fees                                                        902,645            400,845          724,870
  Fund accounting, custodial and transfer agent fees                   135,049             62,198          107,552
  Administration fees                                                   44,712             19,858           35,808
  Audit fees                                                            11,423              5,058            9,149
  Registration fees                                                     24,692             19,103           19,205
  Legal fees                                                             2,806              1,039            2,379
  Insurance expense                                                      4,014              1,874            4,540
  Trustee fees and expenses                                              7,818              3,208            6,867
  Shareholder reports                                                   17,662              8,356           14,624
  Interest expense                                                       2,938                  -           17,286
  Other expenses                                                        19,236             20,464           23,013
                                                                ------------------   --------------   --------------
  Total expenses before Adviser reimbursement                        1,172,995            542,003          965,293
  Expense reimbursement by Adviser                                           -                  -                -
                                                                ------------------   --------------   --------------
  Total Expenses                                                     1,172,995            542,003          965,293
                                                                ------------------   --------------   --------------
NET INVESTMENT INCOME (LOSS)                                          (418,108)           (95,712)         261,487
                                                                ------------------   --------------   --------------

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
  Net realized gain/(loss) from investment transactions             12,707,286          1,840,897       15,771,518
  Change in unrealized net appreciation/(depreciation):
    on securities                                                   14,457,402         18,851,371       15,560,534
                                                                ------------------   --------------   --------------
  Net realized and unrealized gain/(loss) on investments            27,164,688         20,692,268       31,332,052
                                                                ------------------   --------------   --------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                         $26,746,580        $20,596,556      $31,593,539
                                                                ==================   ==============   ==============

The accompanying notes are an integral part of the financial statements.

    --------------   --------------   ---------------   ------------   --------------   -----------------   ----------------
         ICON             ICON             ICON         ICON LEISURE        ICON              ICON                ICON
      HEALTHCARE      INDUSTRIALS       INFORMATION     AND CONSUMER     MATERIALS      TELECOMMUNICATION   SHORT-TERM FIXED
         FUND             FUND        TECHNOLOGY FUND   STAPLES FUND        FUND        & UTILITIES FUND      INCOME FUND
    --------------   --------------   ---------------   ------------   --------------   -----------------   ----------------
     $    33,797      $    22,746      $      7,638     $     3,784      $    4,052        $    1,910           $ 43,926
         307,387          712,452           703,471         538,459         280,729           426,321                  -
          (1,706)          (3,672)                -             (17)         (4,504)               48                  -
    --------------   --------------   ---------------   ------------   --------------   -----------------   ----------------
         339,478          731,526           711,109         542,226         280,277           428,279             43,926
    --------------   --------------   ---------------   ------------   --------------   -----------------   ----------------

       1,040,006          888,052         1,637,824         482,345         228,345           256,471             13,848
         157,654          132,291           237,941          72,030          35,259            38,317              3,236
          51,615           44,039            82,218          23,898          11,319            12,703              1,056
          13,157           11,256            20,741           6,103           2,888             3,245                270
          25,299           23,419            32,913          17,170          14,007            16,897              8,640
           2,771            2,578             5,426           1,474             604               754                 62
           3,641            2,390             6,864           2,610           1,592             1,205                286
           8,121            7,182            15,100           4,232           1,788             2,206                248
          19,848           16,634            31,261           9,837           4,775             5,667                490
               -                -            15,500           2,429           5,203               368                  -
          23,088           10,810             2,761          14,791          10,635            12,317              8,193
    --------------   --------------   ---------------   ------------   --------------   -----------------   ----------------
       1,345,200        1,138,651         2,088,549         636,919         316,415           350,150             36,329
               -                -                 -               -               -                 -            (13,630)
    --------------   --------------   ---------------   ------------   --------------   -----------------   ----------------
       1,345,200        1,138,651         2,088,549         636,919         316,415           350,150             22,699
    --------------   --------------   ---------------   ------------   --------------   -----------------   ----------------
      (1,005,722)        (407,125)       (1,377,440)        (94,693)        (36,138)           78,129             21,227
    --------------   --------------   ---------------   ------------   --------------   -----------------   ----------------

       5,861,834        3,543,457        49,285,173       6,791,225       1,179,344         2,567,494                  -
      19,213,193       17,472,962       (26,657,046)      9,718,069       8,807,441         6,534,550            (20,251)
    --------------   --------------   ---------------   ------------   --------------   -----------------   ----------------
      25,075,027       21,016,419        22,628,127      16,509,294       9,986,785         9,102,044            (20,251)
    --------------   --------------   ---------------   ------------   --------------   -----------------   ----------------
     $24,069,305      $20,609,294      $ 21,250,687     $16,414,601      $9,950,647        $9,180,173           $    976
    ==============   ==============   ===============   ============   ==============   =================   ================

Statements of Changes in Net Assets

                                                          -------------------------------         -------------------------------
                                                                   ICON CONSUMER                               ICON
                                                                DISCRETIONARY FUND                          ENERGY FUND
                                                          -------------------------------         -------------------------------
                                                           Six Months                              Six Months
                                                             Ended                                   Ended
                                                           March 31,         Year Ended            March 31,         Year Ended
                                                              2004          September 30,             2004          September 30,
                                                          (unaudited)           2003              (unaudited)           2003
                                                          ------------      -------------         ------------      -------------
OPERATIONS
  Net investment income/(loss)                            $   (418,108)     $   (934,138)         $    (95,712)     $    (219,166)
  Net realized gain/(loss) from investment
    transactions                                            12,707,286        (3,833,114)            1,840,897         (5,971,578)
  Net realized gain/(loss) from foreign currency
    translations                                                     -                 -                     -                  -
  Change in unrealized appreciation/(depreciation) on
    securities and foreign currency translations            14,457,402        24,416,611            18,851,371         15,279,562
                                                          ------------      -------------         ------------      -------------
  Net increase/(decrease) in net assets resulting from
    operations                                              26,746,580        19,649,359            20,596,556          9,088,818
                                                          ------------      -------------         ------------      -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income                                              -                 -                     -                  -
  Net realized gains                                                 -                 -                     -                  -
                                                          ------------      -------------         ------------      -------------
  Net decrease from dividends and distributions                      -                 -                     -                  -
                                                          ------------      -------------         ------------      -------------
FUND SHARE TRANSACTIONS
  Shares sold                                               37,324,181        74,163,195            60,903,552         43,780,341
  Reinvested dividends and distributions                             -                 -                     -                  -
  Shares repurchased                                       (17,993,650)      (65,388,174)          (20,648,293)      (101,459,945)
                                                          ------------      -------------         ------------      -------------
  Net increase/(decrease) from fund share transactions      19,330,531         8,775,021            40,255,259        (57,679,604)
                                                          ------------      -------------         ------------      -------------
  Total net increase/(decrease) in net assets               46,077,111        28,424,380            60,851,815        (48,590,786)
NET ASSETS
  Beginning of period                                      150,064,723       121,640,343            55,629,031        104,219,817
                                                          ------------      -------------         ------------      -------------
  End of period                                           $196,141,834      $150,064,723          $116,480,846      $  55,629,031
                                                          ------------      -------------         ------------      -------------
NET ASSETS CONSIST OF
  Paid-in capital                                         $165,275,706      $145,945,175          $101,527,758      $  61,272,499
  Accumulated undistributed net investment
    income/(loss)                                             (418,108)                -               (95,712)                 -
  Accumulated undistributed net realized gain/(loss)
    from investments                                       (11,375,668)      (24,082,954)          (12,184,064)       (14,024,961)
  Unrealized appreciation/(depreciation)
    on securities                                           42,659,904        28,202,502            27,232,864          8,381,493
                                                          ------------      -------------         ------------      -------------
  Net Assets                                              $196,141,834      $150,064,723          $116,480,846      $  55,629,031
                                                          ============      =============         ============      =============
TRANSACTIONS IN FUND SHARES
  Shares sold                                                2,778,225         7,144,559             3,584,554          3,435,224
  Reinvested dividends and distributions                             -                 -                     -                  -
  Shares repurchased                                        (1,341,053)       (6,440,247)           (1,241,749)        (8,177,227)
                                                          ------------      -------------         ------------      -------------
  Net increase/(decrease)                                    1,437,172           704,312             2,342,805         (4,742,003)
  Shares outstanding beginning of period                    12,728,806        12,024,494             4,060,830          8,802,833
                                                          ------------      -------------         ------------      -------------
  Shares outstanding end of period                          14,165,978        12,728,806             6,403,635          4,060,830
                                                          ============      =============         ============      =============
PURCHASE AND SALES OF INVESTMENT SECURITIES
  (excluding Short-Term Securities)
  Purchase of securities                                  $114,913,986      $215,314,229          $ 45,950,710      $  30,459,479
  Proceeds from sales of securities                         92,193,978       209,236,884             4,906,557         93,961,245

The accompanying notes are an integral part of the financial statements.

    ----------------------------   ----------------------------   ----------------------------
                ICON                           ICON                           ICON
           FINANCIAL FUND                HEALTHCARE FUND                INDUSTRIALS FUND
    ----------------------------   ----------------------------   ----------------------------
     Six Months                     Six Months                     Six Months
       Ended                          Ended                          Ended
     March 31,      Year Ended      March 31,      Year Ended      March 31,      Year Ended
        2004       September 30,       2004       September 30,       2004       September 30,
    (unaudited)        2003        (unaudited)        2003        (unaudited)        2003
    ------------   -------------   ------------   -------------   ------------   -------------
    $    261,487   $    702,971    $ (1,005,722)  $ (1,014,408)   $   (407,125)  $   (450,789)
      15,771,518        557,118       5,861,834     (6,819,268)      3,543,457     (6,100,761)
               -              -               -              -               -              -
      15,560,534     26,857,798      19,213,193     24,785,530      17,472,962     15,072,214
    ------------   -------------   ------------   -------------   ------------   -------------
      31,593,539     28,117,887      24,069,305     16,951,854      20,609,294      8,520,664
    ------------   -------------   ------------   -------------   ------------   -------------
        (576,093)      (399,824)              -              -               -              -
               -              -               -              -               -              -
    ------------   -------------   ------------   -------------   ------------   -------------
        (576,093)      (399,824)              -              -               -              -
    ------------   -------------   ------------   -------------   ------------   -------------
      72,343,585     76,466,734     114,360,121    116,684,705      66,609,068     90,962,271
         570,282        392,348               -              -               -              -
     (61,828,510)   (75,431,900)    (28,091,806)   (85,408,913)    (50,494,072)   (30,848,064)
    ------------   -------------   ------------   -------------   ------------   -------------
      11,085,357      1,427,182      86,268,315     31,275,792      16,114,996     60,114,207
    ------------   -------------   ------------   -------------   ------------   -------------
      42,102,803     29,145,245     110,337,620     48,227,646      36,724,290     68,634,871
     139,261,124    110,115,879     141,258,891     93,031,245     132,554,313     63,919,442
    ------------   -------------   ------------   -------------   ------------   -------------
    $181,363,927   $139,261,124    $251,596,511   $141,258,891    $169,278,603   $132,554,313
    ------------   -------------   ------------   -------------   ------------   -------------
    $141,080,005   $129,994,648    $211,179,650   $124,911,335    $163,215,300   $147,100,304
         (24,132)       290,474      (1,005,722)             -        (407,125)             -
      10,376,806     (5,394,712)     (4,023,797)    (9,885,631)    (26,451,389)   (29,994,846)
      29,931,248     14,370,714      45,446,380     26,233,187      32,921,817     15,448,855
    ------------   -------------   ------------   -------------   ------------   -------------
    $181,363,927   $139,261,124    $251,596,511   $141,258,891    $169,278,603   $132,554,313
    ============   =============   ============   =============   ============   =============
       5,620,700      8,155,031       8,384,434     10,595,794       6,767,924     10,993,513
          47,802         42,462               -              -               -              -
      (5,012,255)    (7,737,576)     (2,041,969)    (8,078,236)     (5,171,305)    (3,954,112)
    ------------   -------------   ------------   -------------   ------------   -------------
         656,247        459,917       6,342,465      2,517,558       1,596,619      7,039,401
      12,920,873     12,460,956      11,504,849      8,987,291      15,066,823      8,027,422
    ------------   -------------   ------------   -------------   ------------   -------------
      13,577,120     12,920,873      17,847,314     11,504,849      16,663,442     15,066,823
    ============   =============   ============   =============   ============   =============
    $115,042,476   $188,775,243    $130,626,851   $126,928,736    $ 70,880,813   $119,495,145
     103,287,361    184,312,033      45,814,020     99,893,688      51,665,634     64,553,264

                                                          -------------------------------         -------------------------------
                                                                 ICON INFORMATION                        ICON LEISURE AND
                                                                  TECHNOLOGY FUND                      CONSUMER STAPLES FUND
                                                          -------------------------------         -------------------------------
                                                           Six Months                              Six Months
                                                             Ended                                   Ended
                                                           March 31,         Year Ended            March 31,         Year Ended
                                                              2004          September 30,             2004          September 30,
                                                          (unaudited)           2003              (unaudited)           2003
                                                          ------------      -------------         ------------      -------------
OPERATIONS
  Net investment income/(loss)                            $ (1,377,440)     $  (2,215,300)        $    (94,693)     $   (412,917)
  Net realized gain/(loss) from investment
    transactions                                            49,285,173          3,753,887            6,791,225        (1,107,203)
  Net realized gain/(loss) from foreign currency
    translations                                                     -                  -                    -                 -
  Change in unrealized appreciation/(depreciation) on
    securities and foreign currency translations           (26,657,046)        69,595,068            9,718,069         9,588,234
                                                          ------------      -------------         ------------      -------------
  Net increase/(decrease) in net assets resulting from
    operations                                              21,250,687         71,133,655           16,414,601         8,068,114
                                                          ------------      -------------         ------------      -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income                                              -                  -                    -                 -
  Net realized gains                                                 -                  -                    -                 -
                                                          ------------      -------------         ------------      -------------
  Net decrease from dividends and distribution                       -                  -                    -                 -
                                                          ------------      -------------         ------------      -------------
FUND SHARE TRANSACTIONS
  Shares sold                                               91,985,569        267,777,926           21,460,972        39,239,478
  Reinvested dividends and distributions                             -                  -                    -                 -
  Shares repurchased                                       (99,035,153)      (106,562,014)         (11,024,218)      (53,301,166)
                                                          ------------      -------------         ------------      -------------
  Net increase/(decrease) from fund share transactions      (7,049,584)       161,215,912           10,436,754       (14,061,688)
                                                          ------------      -------------         ------------      -------------
  Total net increase/(decrease) in net assets               14,201,103        232,349,567           26,851,355        (5,993,574)
NET ASSETS
  Beginning of period                                      307,972,490         75,622,923           82,347,313        88,340,887
                                                          ------------      -------------         ------------      -------------
  End of period                                           $322,173,593      $ 307,972,490         $109,198,668      $ 82,347,313
                                                          ------------      -------------         ------------      -------------
NET ASSETS CONSIST OF
  Paid-in capital                                         $335,070,478      $ 342,120,062         $ 82,801,094      $ 72,364,340
  Accumulated undistributed net investment
    income/(loss)                                           (1,377,440)                 -              (94,693)                -
  Accumulated undistributed net realized gain/(loss)
    from investments                                       (46,162,885)       (95,448,058)           5,317,312        (1,473,913)
  Unrealized appreciation/(depreciation)
    on securities                                           34,643,440         61,300,486           21,174,955        11,456,886
                                                          ------------      -------------         ------------      -------------
  Net Assets                                              $322,173,593      $ 307,972,490         $109,198,668      $ 82,347,313
                                                          ============      =============         ============      =============
TRANSACTIONS IN FUND SHARES
  Shares sold                                               10,290,442         39,746,545            1,524,493         3,467,652
  Reinvested dividends and distributions                             -                  -                    -                 -
  Shares repurchased                                       (11,035,312)       (15,146,622)            (791,202)       (4,724,938)
                                                          ------------      -------------         ------------      -------------
  Net increase/(decrease)                                     (744,870)        24,599,923              733,291        (1,257,286)
  Shares outstanding beginning of period                    37,238,836         12,638,913            6,632,517         7,889,803
                                                          ------------      -------------         ------------      -------------
  Shares outstanding end of period                          36,493,966         37,238,836            7,365,808         6,632,517
                                                          ============      =============         ============      =============
PURCHASE AND SALES OF INVESTMENT SECURITIES
  (excluding Short-Term Securities)
  Purchase of securities                                  $345,888,366      $ 453,451,611         $ 67,604,745      $112,992,030
  Proceeds from sales of securities                        354,097,567        293,739,149           57,742,028       125,691,402
  Purchases of long-term U.S. government securities                  -                  -                    -                 -
  Proceeds from sales of long-term U.S. government
    securities                                                       -                  -                    -                 -

The accompanying notes are an integral part of the financial statements.

    ----------------------------   ---------------------------   ---------------------------
                ICON                ICON TELECOMMUNICATION &           ICON SHORT-TERM
           MATERIALS FUND                UTILITIES FUND               FIXED INCOME FUND
    ----------------------------   ---------------------------   ---------------------------
     Six Months                    Six Months                    Six Months
       Ended                          Ended                         Ended
     March 31,      Year Ended      March 31,     Year Ended      March 31,     Year Ended
        2004       September 30,      2004       September 30,      2004       September 30,
    (unaudited)        2003        (unaudited)       2003        (unaudited)       2003
    ------------   -------------   -----------   -------------   -----------   -------------
    $    (36,138)  $    236,659    $    78,129   $  1,088,542    $    21,227   $     19,354
       1,179,344     (3,456,930)     2,567,494     (2,316,365)             -              -
               -              -              -              -              -              -
       8,807,441      5,930,581      6,534,550      9,090,560        (20,251)       (23,336)
    ------------   -------------   -----------   -------------   -----------   -------------
       9,950,647      2,710,310      9,180,173      7,862,737            976         (3,982)
    ------------   -------------   -----------   -------------   -----------   -------------
        (198,911)       (93,225)      (559,797)      (888,104)       (21,227)       (20,760)
               -              -              -              -              -              -
    ------------   -------------   -----------   -------------   -----------   -------------
        (198,911)       (93,225)      (559,797)      (888,104)       (21,227)       (20,760)
    ------------   -------------   -----------   -------------   -----------   -------------
      28,063,439     14,151,946     15,117,340     28,972,038      4,578,339     23,499,482
         198,136         92,665        557,773        886,340         20,653         20,010
     (11,715,905)   (45,505,812)    (7,504,922)   (60,690,304)    (5,599,024)   (24,993,710)
    ------------   -------------   -----------   -------------   -----------   -------------
      16,545,670    (31,261,201)     8,170,191    (30,831,926)    (1,000,032)    (1,474,218)
    ------------   -------------   -----------   -------------   -----------   -------------
      26,297,406    (28,644,116)    16,790,567    (23,857,293)    (1,020,283)    (1,498,960)
      30,376,251     59,020,367     42,509,194     66,366,487      6,166,005      7,664,965
    ------------   -------------   -----------   -------------   -----------   -------------
    $ 56,673,657   $ 30,376,251    $59,299,761   $ 42,509,194    $ 5,145,722   $  6,166,005
    ------------   -------------   -----------   -------------   -----------   -------------
    $ 65,826,234   $ 49,280,564    $52,832,065   $ 44,661,874    $ 5,144,376   $  6,144,408
         (57,028)       178,021         78,134        559,802           (117)          (117)
     (19,937,865)   (21,117,209)    (6,170,987)    (8,738,481)        (3,820)        (3,820)
      10,842,316      2,034,875     12,560,549      6,025,999          5,283         25,534
    ------------   -------------   -----------   -------------   -----------   -------------
    $ 56,673,657   $ 30,376,251    $59,299,761   $ 42,509,194    $ 5,145,722   $  6,166,005
    ============   =============   ===========   =============   ===========   =============
       3,671,703      2,446,314      2,411,724      5,787,036        503,966      2,570,121
          26,174         15,406         94,538        174,133          2,269          2,181
      (1,536,700)    (7,953,735)    (1,213,750)   (12,373,258)      (614,999)    (2,733,550)
    ------------   -------------   -----------   -------------   -----------   -------------
       2,161,177     (5,492,015)     1,292,512     (6,412,089)      (108,764)      (161,248)
       4,895,495     10,387,510      7,476,448     13,888,537        675,595        836,843
    ------------   -------------   -----------   -------------   -----------   -------------
       7,056,672      4,895,495      8,768,960      7,476,448        566,831        675,595
    ============   =============   ===========   =============   ===========   =============
    $ 43,236,665   $ 52,868,818    $31,045,022   $ 83,676,470    $         -   $          -
      27,083,366     80,253,664     23,394,101    114,328,699              -              -
               -              -              -              -              -      1,005,625
               -              -              -              -              -              -

Financial Highlights

                                                     ----------------------------------------------------------------------------
                                                                           ICON CONSUMER DISCRETIONARY FUND
                                                     ----------------------------------------------------------------------------
                                                     Six Months
                                                        Ended
                                                      March 31,
                                                        2004                          Year Ended September 30,
                                                     (unaudited)      2003         2002         2001         2000         1999
                                                     -----------    ---------    ---------    ---------    ---------    ---------

Net asset value, beginning of period                  $  11.79      $  10.12     $   8.96     $   9.23      $  9.67      $  7.87
                                                     -----------    ---------    ---------    ---------    ---------    ---------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income/(loss)(x)                        (0.03)        (0.08)       (0.06)       (0.01)       (0.02)           -
  Net realized and unrealized gains/(losses) on
    investments                                           2.09          1.75         1.22        (0.26)       (0.42)        2.04
                                                     -----------    ---------    ---------    ---------    ---------    ---------
Total from investment operations                          2.06          1.67         1.16        (0.27)       (0.44)        2.04
                                                     -----------    ---------    ---------    ---------    ---------    ---------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income                       -             -            -            -            -            -
  Distributions from net realized gains                      -             -            -            -            -        (0.24)
                                                     -----------    ---------    ---------    ---------    ---------    ---------
Total distributions                                          -             -            -            -            -        (0.24)
                                                     -----------    ---------    ---------    ---------    ---------    ---------

Net asset value, end of period                        $  13.85      $  11.79     $  10.12     $   8.96      $  9.23      $  9.67
                                                     ===========    =========    =========    =========    =========    =========

Total return                                             17.47%        16.50%       12.95%       (2.93)%      (4.55)%      25.78%

Net assets, end of period (in thousands)              $196,142      $150,065     $121,640     $107,075      $40,894      $54,351
Average net assets for the period (in thousands)       180,036       118,834      184,174       78,281       46,246       58,294
Ratio of expenses to average net assets*                  1.30%         1.40%        1.29%        1.37%        1.35%        1.35%
Ratio of net investment income/(loss) to average
  net assets*                                            (0.46)%       (0.79)%      (0.49)%      (0.10)%      (0.27)%      (0.46)%
Portfolio turnover rate                                  51.58%       174.51%      128.06%       88.20%       88.44%       27.83%

(x) Calculated using the average share method
 *  Annualized for periods less than one year

The accompanying notes are an integral part of the financial statements.

    -----------------------------------------------------------------------
                               ICON ENERGY FUND
    -----------------------------------------------------------------------
    Six Months
       Ended
     March 31,
       2004                       Year Ended September 30,
    (unaudited)     2003        2002        2001        2000        1999
    -----------   ---------   ---------   ---------   ---------   ---------

     $  13.70      $ 11.84    $  11.29     $ 13.19     $  7.98     $  6.35
    -----------   ---------   ---------   ---------   ---------   ---------
        (0.02)       (0.04)      (0.08)       0.07        0.04        0.01
         4.51         1.90        0.65       (0.76)       5.17        1.69
    -----------   ---------   ---------   ---------   ---------   ---------
         4.49         1.86        0.57       (0.69)       5.21        1.70
    -----------   ---------   ---------   ---------   ---------   ---------
            -            -       (0.02)      (0.09)          -       (0.07)
            -            -           -       (1.12)          -           -
    -----------   ---------   ---------   ---------   ---------   ---------
            -            -       (0.02)      (1.21)          -       (0.07)
    -----------   ---------   ---------   ---------   ---------   ---------

     $  18.19      $ 13.70    $  11.84     $ 11.29     $ 13.19     $  7.98
    ===========   =========   =========   =========   =========   =========

        32.77%       15.71%       5.03%      (6.53)%     65.29%      27.28%

     $116,481      $55,629    $104,220     $36,945     $44,294     $19,230
       79,936       74,883      71,434      49,195      29,564      13,801
         1.35%        1.40%       1.35%       1.39%       1.36%       1.45%
        (0.24)%      (0.29)%     (0.61)%      0.54%       0.43%      (0.26)%
         6.61%       42.53%      26.30%     134.77%     123.70%      34.41%

Financial Highlights

                                                  -------------------------------------------------------------------------------
                                                                                ICON FINANCIAL FUND
                                                  -------------------------------------------------------------------------------
                                                  Six Months
                                                     Ended
                                                   March 31,
                                                     2004                             Year Ended September 30,
                                                  (unaudited)         2003         2002         2001         2000         1999
                                                  -----------       ---------    ---------    ---------    ---------    ---------

Net asset value, beginning of period               $  10.78         $   8.84     $  12.04      $ 12.26     $   8.99      $  9.37
                                                  -----------       ---------    ---------    ---------    ---------    ---------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income/(loss)(x)                      0.02             0.05        (0.01)        0.06         0.11         0.02
  Net realized and unrealized gains/(losses)
    on investments                                     2.62             1.92        (1.08)        1.13         3.28         1.05
                                                  -----------       ---------    ---------    ---------    ---------    ---------
Total from investment operations                       2.64             1.97        (1.09)        1.19         3.39         1.07
                                                  -----------       ---------    ---------    ---------    ---------    ---------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income                (0.06)           (0.03)           -        (1.41)       (0.12)       (0.06)
  Distributions from net realized gains                   -                -        (2.11)           -            -        (1.39)
                                                  -----------       ---------    ---------    ---------    ---------    ---------
Total distributions                                   (0.06)           (0.03)       (2.11)       (1.41)       (0.12)       (1.45)
                                                  -----------       ---------    ---------    ---------    ---------    ---------

Net asset value, end of period                     $  13.36         $  10.78     $   8.84      $ 12.04     $  12.26      $  8.99
                                                  ===========       =========    =========    =========    =========    =========

Total return                                          24.53%           22.35%      (11.88)%       9.57%       38.14%       10.05%

Net assets, end of period (in thousands)           $181,364         $139,261     $110,116      $54,318     $100,404      $ 5,483
Average net assets for the period (in
  thousands)                                        144,578          131,042       60,904       59,425       43,690       10,415
Ratio of expenses to average net assets*               1.33%            1.34%        1.36%        1.41%        1.33%        1.58%
Ratio of net investment income/(loss) to
  average net assets*                                  0.36%            0.54%       (0.06)%       0.51%        1.14%        0.09%
Portfolio turnover rate                               69.60%          142.77%       69.58%      174.41%       28.99%       53.29%

(x) Calculated using the average share method
 *  Annualized for periods less than one year

The accompanying notes are an integral part of the financial statements.

    -----------------------------------------------------------------------
                             ICON HEALTHCARE FUND
    -----------------------------------------------------------------------
    Six Months
       Ended
     March 31,
       2004                       Year Ended September 30,
    (unaudited)     2003        2002        2001        2000        1999
    -----------   ---------   ---------   ---------   ---------   ---------

     $  12.28     $  10.35     $ 11.57     $ 11.93     $  7.98     $ 11.39
    -----------   ---------   ---------   ---------   ---------   ---------
        (0.07)       (0.09)      (0.12)      (0.10)      (0.08)          -
         1.89         2.02       (0.49)       0.51        4.34       (0.25)
    -----------   ---------   ---------   ---------   ---------   ---------
         1.82         1.93       (0.61)       0.41        4.26       (0.25)
    -----------   ---------   ---------   ---------   ---------   ---------
            -            -           -           -           -           -
            -            -       (0.56)      (0.77)      (0.31)      (3.16)
    -----------   ---------   ---------   ---------   ---------   ---------
            -            -       (0.61)      (0.77)      (0.31)      (3.16)
    -----------   ---------   ---------   ---------   ---------   ---------

     $  14.10     $  12.28     $ 10.35     $ 11.57     $ 11.93     $  7.98
    ===========   =========   =========   =========   =========   =========

        14.82%       18.65%      (5.63)%      3.39%      55.35%      (5.34)%

     $251,597     $141,259     $93,031     $33,646     $49,066     $24,550
      207,433      120,068      44,042      35,981      38,688      29,272
         1.29%        1.34%       1.39%       1.45%       1.38%       1.40%
        (0.97)%      (0.84)%     (1.05)%     (0.98)%     (0.74)%     (0.83)%
        23.08%       85.52%     104.90%     145.08%     115.05%      85.99%

Financial Highlights

                                                     ----------------------------------------------------------------------------
                                                                                ICON INDUSTRIALS FUND
                                                     ----------------------------------------------------------------------------
                                                     Six Months
                                                        Ended
                                                      March 31,
                                                        2004                          Year Ended September 30,
                                                     (unaudited)      2003         2002         2001         2000         1999
                                                     -----------    ---------    ---------    ---------    ---------    ---------

Net asset value, beginning of period                  $   8.80      $   7.96     $   8.55      $  9.07      $ 10.31      $  9.45
                                                     -----------    ---------    ---------    ---------    ---------    ---------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income/(loss)(x)                        (0.02)        (0.05)       (0.02)       (0.02)        0.03         0.01
  Net realized and unrealized gains/(losses) on
    investments                                           1.38          0.89        (0.57)       (0.48)       (0.47)        1.63
                                                     -----------    ---------    ---------    ---------    ---------    ---------
Total from investment operations                          1.36          0.84        (0.59)       (0.50)       (0.44)        1.64
                                                     -----------    ---------    ---------    ---------    ---------    ---------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income                       -             -            -        (0.02)           -        (0.02)
  Distributions from net realized gains                      -             -            -            -        (0.80)       (0.76)
                                                     -----------    ---------    ---------    ---------    ---------    ---------
Total distributions                                          -             -            -        (0.02)       (0.80)       (0.78)
                                                     -----------    ---------    ---------    ---------    ---------    ---------

Net asset value, end of period                        $  10.16      $   8.80     $   7.96      $  8.55      $  9.07      $ 10.31
                                                     ===========    =========    =========    =========    =========    =========

Total return                                             15.45%        10.55%       (6.90)%      (5.55)%      (4.32)%      16.89%

Net assets, end of period (in thousands)              $169,279      $132,554     $ 63,919      $76,325      $22,068      $21,004
Average net assets for the period (in thousands)       177,125        70,382      107,335       55,928       21,220       24,387
Ratio of expenses to average net assets*                  1.28%         1.43%        1.30%        1.38%        1.38%        1.41%
Ratio of net investment income/(loss) to average
  net assets*                                            (0.46)%       (0.64)%      (0.24)%      (0.16)%       0.34%        0.10%
Portfolio turnover rate                                  31.00%        90.49%       99.22%       72.65%       72.90%       47.97%

(x) Calculated using the average share method
 *  Annualized for periods less than one year

The accompanying notes are an integral part of the financial statements.

    -----------------------------------------------------------------------
                       ICON INFORMATION TECHNOLOGY FUND
    -----------------------------------------------------------------------
    Six Months
       Ended
     March 31,
       2004                       Year Ended September 30,
    (unaudited)     2003        2002        2001        2000        1999
    -----------   ---------   ---------   ---------   ---------   ---------

     $   8.27     $   5.98    $   7.80    $  22.13     $ 19.00     $  9.20
    -----------   ---------   ---------   ---------   ---------   ---------
        (0.04)       (0.08)      (0.10)      (0.10)      (0.05)          -
         0.60         2.37       (1.72)      (4.03)       9.62       10.58
    -----------   ---------   ---------   ---------   ---------   ---------
         0.56         2.29       (1.82)      (4.13)       9.57       10.58
    -----------   ---------   ---------   ---------   ---------   ---------
            -            -           -           -           -           -
            -            -           -      (10.20)      (6.44)      (0.78)
    -----------   ---------   ---------   ---------   ---------   ---------
            -            -           -      (10.20)      (6.44)      (0.78)
    -----------   ---------   ---------   ---------   ---------   ---------

     $   8.83     $   8.27    $   5.98    $   7.80     $ 22.13     $ 19.00
    ===========   =========   =========   =========   =========   =========

         6.77%       38.29%     (23.33)%    (32.90)%     59.24%     119.53%

     $322,174     $307,972    $ 75,623    $118,851     $46,689     $55,126
      326,670      190,287     189,972      99,875      56,279      66,977
         1.28%        1.35%       1.31%       1.37%       1.35%       1.37%
        (0.84)%      (1.16)%     (1.09)%     (0.90)%     (0.23)%     (1.06)%
       105.52%      155.39%     190.09%      70.32%     137.69%      31.75%

Financial Highlights

                                                     ----------------------------------------------------------------------------
                                                                        ICON LEISURE AND CONSUMER STAPLES FUND
                                                     ----------------------------------------------------------------------------
                                                     Six Months
                                                        Ended
                                                      March 31,
                                                        2004                          Year Ended September 30,
                                                     (unaudited)      2003         2002         2001         2000         1999
                                                     -----------    ---------    ---------    ---------    ---------    ---------

Net asset value, beginning of period                  $  12.42       $ 11.20      $  9.42      $  9.24      $ 12.05      $ 11.79
                                                     -----------    ---------    ---------    ---------    ---------    ---------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income/(loss)(x)                        (0.01)        (0.06)       (0.07)       (0.05)        0.01         0.10
  Net realized and unrealized gains/(losses) on
    investments                                           2.42          1.28         1.85         0.26         0.25         1.61
                                                     -----------    ---------    ---------    ---------    ---------    ---------
Total from investment operations                          2.41          1.22         1.78         0.21         0.26         1.71
                                                     -----------    ---------    ---------    ---------    ---------    ---------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income                       -             -            -        (0.01)           -        (0.27)
  Distributions from net realized gains                      -             -            -        (0.02)       (3.07)       (1.18)
                                                     -----------    ---------    ---------    ---------    ---------    ---------
Total distributions                                          -             -            -        (0.03)       (3.07)       (1.45)
                                                     -----------    ---------    ---------    ---------    ---------    ---------

Net asset value, end of period                        $  14.83       $ 12.42      $ 11.20      $  9.42      $  9.24      $ 12.05
                                                     ===========    =========    =========    =========    =========    =========

Total return                                             19.40%        10.89%       18.90%        2.26%        5.27%       14.76%

Net assets, end of period (in thousands)              $109,199       $82,347      $88,341      $41,162      $ 7,765      $31,559
Average net assets for the period (in thousands)        96,205        80,928       86,202       41,086       18,029       40,054
Ratio of expenses to average net assets*                  1.32%         1.38%        1.34%        1.40%        1.51%        1.38%
Ratio of net investment income/(loss) to average
  net assets*                                            (0.20)%       (0.51)%      (0.55)%      (0.50)%       0.13%       (0.12)%
Portfolio turnover rate                                  60.41%       139.54%       90.43%      148.23%       24.50%       49.22%

(x) Calculated using the average share method
 *  Annualized for periods less than one year

The accompanying notes are an integral part of the financial statements.

    -----------------------------------------------------------------------
                              ICON MATERIALS FUND
    -----------------------------------------------------------------------
    Six Months
       Ended
     March 31,
       2004                       Year Ended September 30,
    (unaudited)     2003        2002        2001        2000        1999
    -----------   ---------   ---------   ---------   ---------   ---------

      $  6.20      $  5.68     $  5.70     $  6.49     $  7.31     $  6.58
    -----------   ---------   ---------   ---------   ---------   ---------
        (0.01)        0.03        0.02        0.02        0.03        0.02
         1.87         0.50       (0.01)      (0.74)      (0.85)       0.74
    -----------   ---------   ---------   ---------   ---------   ---------
         1.86         0.53        0.01       (0.72)      (0.82)       0.76
    -----------   ---------   ---------   ---------   ---------   ---------
        (0.03)       (0.01)      (0.03)      (0.07)          -       (0.03)
            -            -           -           -           -           -
    -----------   ---------   ---------   ---------   ---------   ---------
        (0.03)       (0.01)      (0.03)      (0.07)          -       (0.03)
    -----------   ---------   ---------   ---------   ---------   ---------

      $  8.03      $  6.20     $  5.68     $  5.70     $  6.49     $  7.31
    ===========   =========   =========   =========   =========   =========

        30.09%        9.36%       0.06%     (11.07)%    (11.22)%     11.65%

      $56,674      $30,376     $59,020     $29,200     $18,162     $26,373
       45,544       40,156      45,917      24,544      23,620      17,145
         1.39%        1.47%       1.36%       1.47%       1.41%       1.45%
        (0.16)%       0.59%       0.23%       0.40%       0.42%       0.16%
        60.58%      130.01%      74.55%      91.28%      91.76%     118.29%

Financial Highlights

                                                     ----------------------------------------------------------------------------
                                                                       ICON TELECOMMUNICATION & UTILITIES FUND
                                                     ----------------------------------------------------------------------------
                                                     Six Months
                                                        Ended
                                                      March 31,
                                                        2004                          Year Ended September 30,
                                                     (unaudited)      2003         2002         2001         2000         1999
                                                     -----------    ---------    ---------    ---------    ---------    ---------

Net asset value, beginning of period                   $  5.69       $  4.78      $  6.19      $  8.13      $10.04       $14.17
                                                     -----------    ---------    ---------    ---------    ---------    ---------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income/(loss)(x)                         0.01          0.10         0.10         0.09        0.20         0.83
  Net realized and unrealized gains/(losses) on
    investments                                           1.13          0.87        (1.45)       (1.52)       0.99         1.18
                                                     -----------    ---------    ---------    ---------    ---------    ---------
Total from investment operations                          1.14          0.97        (1.35)       (1.43)       1.19         2.01
                                                     -----------    ---------    ---------    ---------    ---------    ---------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income                   (0.07)        (0.06)       (0.06)       (0.11)      (0.16)       (1.02)
  Distributions from net realized gains                      -             -            -        (0.40)      (2.94)       (5.12)
                                                     -----------    ---------    ---------    ---------    ---------    ---------
Total distributions                                      (0.07)        (0.06)       (0.06)       (0.51)      (3.10)       (6.14)
                                                     -----------    ---------    ---------    ---------    ---------    ---------

Net asset value, end of period                         $  6.76       $  5.69      $  4.78      $  6.19      $ 8.13       $10.04
                                                     ===========    =========    =========    =========    =========    =========

Total return                                             20.24%        20.36%      (22.05)%     (18.74)%     14.99%       15.25%

Net assets, end of period (in thousands)               $59,300       $42,509      $66,366      $16,537      $8,619       $7,129
Average net assets for the period (in thousands)        51,154        53,219       20,196       13,554       7,231        9,825
Ratio of expenses to average net assets*                  1.37%         1.41%        1.50%        1.54%       1.53%        1.59%
Ratio of net investment income/(loss) to average
  net assets*                                             0.30%         2.05%        1.78%        1.22%       2.43%        1.84%
Portfolio turnover rate                                  46.13%       158.24%      137.81%       46.10%      41.86%       18.85%

(x)  Calculated using the average share method
 *   Annualized for periods less than one year
++ Includes change in accounting estimate; see notes. If this change had not been made, the ratio of expenses to average net assets would have been 1.48% and the ratio of net investment income to average net assets would have been 4.00%.
+ Includes advisory fees waiver (Note 2). If this waiver had not been made, the ratio of expenses to average net assets would have been 1.70% for the six months ended March 31, 2004, 1.43% in 2003 and 1.41% in 2002 the ratio of net investment income to average net assets would have been 0.36% for the six months ended March 31, 2004, 0.26% in 2003 and 0.58% in 2002. (See note 4)

The accompanying notes are an integral part of the financial statements.

    -----------------------------------------------------------------------
                       ICON SHORT-TERM FIXED INCOME FUND
    -----------------------------------------------------------------------
    Six Months
       Ended
     March 31,
       2004                       Year Ended September 30,
    (unaudited)     2003        2002        2001        2000        1999
    -----------   ---------   ---------   ---------   ---------   ---------

      $ 9.13       $ 9.16      $ 9.14      $  9.14     $ 9.15      $ 9.79
    -----------   ---------   ---------   ---------   ---------   ---------
        0.05         0.02        0.05         0.26       0.39        0.43
       (0.05)       (0.02)      (0.00)        0.02       0.02       (0.12)
    -----------   ---------   ---------   ---------   ---------   ---------
           -            -        0.05         0.28       0.41        0.31
    -----------   ---------   ---------   ---------   ---------   ---------
       (0.05)       (0.03)      (0.03)       (0.28)     (0.39)      (0.65)
           -            -           -            -      (0.03)      (0.30)
    -----------   ---------   ---------   ---------   ---------   ---------
       (0.05)       (0.03)      (0.03)       (0.28)     (0.42)      (0.95)
    -----------   ---------   ---------   ---------   ---------   ---------

      $ 9.08       $ 9.13      $ 9.16      $  9.14     $ 9.14      $ 9.15
    ===========   =========   =========   =========   =========   =========

       (0.03)%      (0.02)%      0.96%        3.15%      4.45%       3.54%

      $5,146       $6,166      $7,665      $20,338     $5,386      $5,111
       4,250        7,255       7,643        6,276      5,367       4,658
        1.07%+       1.42%+      1.35%+       1.52%      1.52%       1.06%++
        1.00%+       0.27%+      0.52%+       2.85%      4.16%       4.42%++
        0.00%        0.00%       0.00%        0.00%     53.26%      53.22%

Notes to Financial Statements

MARCH 31, 2004

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The ICON Consumer  Discretionary  Fund  ("Consumer  Discretionary  Fund"),  ICON
Energy Fund ("Energy Fund"), ICON Financial Fund ("Financial Fund"), ICON Healthcare Fund ("Healthcare Fund"), ICON Industrials Fund ("Industrials Fund"), ICON Information Technology Fund ("Information Technology Fund"), ICON Leisure and Consumer Staples Fund ("Leisure and Consumer Staples Fund"), ICON Materials Fund ("Materials Fund"), ICON Telecommunication & Utilities Fund ("Telecomm & Utilities Fund"), (collectively, the "Sector Funds"), and ICON Short-Term Fixed Income Fund ("Short-Term Fixed Income Fund") are series funds (individually a "Fund" and collectively, the "Funds"). The Funds are part of the ICON Funds (the "Trust"), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment management company. There are eight other active funds within the Trust. Those funds are covered by separate prospectuses and shareholder reports.

     The Sector Funds invest primarily in securities of companies whose principal business activities fall within specific industries or regions. The Short-Term Fixed Income Fund invests primarily in short-term U.S. Treasury and U.S. Government Agency instruments. Each Fund is authorized to issue an unlimited number of no par shares. The investment objective of the Sector Funds is to provide long-term capital appreciation. The investment objective of the Short-Term Fixed Income Fund is to seek high current income consistent with the preservation of capital.

     The Funds may have elements of risk, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. An investment in a non-diversified sector fund may involve greater risk and volatility than a diversified fund. Investments in foreign securities may entail unique risks, including political, market and currency risks. There are also risks associated with small- and mid-cap investing, including limited product lines, less liquidity and small market share.

     The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

Investment Valuation.
The Funds' securities and other assets are valued at the close of the regular trading session of the New York Stock Exchange (the "NYSE") (normally 4 p.m. Eastern time) each day the NYSE is open, except that securities traded primarily on the NASDAQ Stock Market ("NASDAQ") are normally valued by a Fund at the NASDAQ Official Closing Price provided by NASDAQ each business day. The Funds use pricing services to determine the market value of securities in their portfolios; if a pricing service is not able to provide a price, or the pricing service quote of valuation is inaccurate or does not reflect the market value of the security, prices may be obtained through market quotations from independent broker/dealers. If market quotations from these sources are not readily available, the Funds' securities or other assets are valued at fair value as determined in good faith by the Funds' Board of Trustees ("Board") or pursuant to procedures approved by the Board. Any foreign investments in the Funds traded in countries outside of the Western Hemisphere are fair valued daily based on procedures established by the Funds' Board to avoid stale prices and to take into account, among other things, any significant events occurring after the close of a foreign market in those regions. The valuation assigned to fair-valued securities for purposes of calculating a Fund's NAV may differ from the security's most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

     A security listed or traded primarily on a securities exchange or in the over-the-counter market is generally valued at its last sale price on the exchange or market where it is principally traded, except that securities primarily traded on NASDAQ are normally valued at the NASDAQ Official Closing Price. Lacking any sales that day, the security is valued at the current closing bid price (or yield equivalent thereof) or based on quotes from dealers making a market for the security. Options are valued at their closing mid-price on the principal market where the option is traded. Mid-price is the average of the sum of the closing bid and closing ask prices. Debt securities with a remaining maturity of greater than sixty days are valued in accordance with the evaluated bid price supplied by the pricing service. Short-term securities with remaining maturities of sixty days or less are generally valued at amortized cost or original cost plus accrued interest, which approximates market value. London closing exchange rates are used to convert foreign security values into U.S. dollars.

Repurchase Agreements.
Repurchase agreements, if held by the Funds, are fully collateralized by U.S. Government securities and such collateral is in the possession of the Funds' custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. No repurchase agreements were purchased or sold by the Funds during the semiannual period ended March 31, 2004.

Foreign Currency Translation.
The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange daily. Income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.

Forward Foreign Currency Contracts.
The Sector Funds may enter into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time with an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contract is presented in the Statements of Assets and Liabilities. Net realized gains and losses on foreign currency transactions represent disposition of foreign currencies, and the difference between the amount recorded at the time of the transaction and the U.S. dollar amount actually received. Any realized gain or loss incurred by the Funds due to foreign currency translation is included in the Statements of Operations.

     The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at fiscal year-end. Net unrealized appreciation or depreciation on investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities at fiscal year-end, resulting from changes in the exchange rates and changes in market prices of securities held.

Options Transactions.
Each Fund (other than the Short-Term Fixed Income Fund) may write put and call options only if it, among other things, (i) owns an offsetting position in the underlying security or (ii) maintains cash or other liquid assets in an amount equal to or greater than its obligation under the option.

     When a Fund writes a put or call option, an amount equal to the premium received is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As a writer of an option, a Fund has no control over whether the underlying securities are subsequently sold (call) or purchased
(put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

     Each Fund may also purchase put and call options. When a Fund purchases a call or put option, an amount equal to the premium paid is included in the Fund's Statement of Assets and Liabilities as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

Income Taxes.
The Funds intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code and, accordingly, the Funds will generally not be subject to federal and state income taxes, or federal excise taxes to the extent that they intend to make sufficient distributions of net investment income and net realized capital gain.

     Dividends received by shareholders of the Funds which are derived from foreign source income and foreign taxes paid by the Funds are to be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Funds. Dividends paid by the Funds from net investment income and distributions of net realized short-term gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

     Dividends and distributions to shareholders are recorded by the Funds on the ex-dividend/distribution date. The Short-Term Fixed Income Fund distributes net investment income, if any, monthly. The Funds distribute net realized capital gains, if any, to shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles generally accepted in the United States of America.

Investment Income.
Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Certain dividends from foreign securities will be recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date.

Investment Transactions.
Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Expenses.
Expenses which cannot be directly attributed to a specific fund in the Trust are apportioned between all funds based upon relative net assets.

2. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees.
ICON Advisers, Inc. ("ICON") (formerly Meridian Investment Management Corporation) serves as the investment adviser to the Funds and is responsible for managing the Funds' portfolios of securities. ICON receives a monthly management fee that is computed daily at an annual rate of 1.00% of the Sector Funds' average daily net assets and 0.65% of the Short-Term Fixed Income Fund's average daily net assets. For the period December 1, 2003 through September 30, 2005, ICON has contractually agreed to limit its investment advisory fee and/or reimburse the operating expenses of the Short-Term Fixed Income Fund (exclusive of brokerage, interest, taxes, and extraordinary expenses) to the extent necessary to ensure that the Funds' operating expenses do not exceed 0.75%. To the extent ICON reimburses or absorbs fees and expenses, it may seek payment of such amounts for up to three years after the expenses were reimbursed or absorbed. The Short-Term Fixed Income Fund will make no such payment, however, if the total Fund operating expenses exceed the expense limits in effect at the time the expenses were reimbursed or at the time these payments are proposed. For the six-month period ended March 31, 2004, ICON reimbursed/absorbed $13,630 on shares of the Short-Term Fixed Income Fund. These expenses are subject to recovery by ICON based on a rolling three-year period.

Transfer Agent, Custody and Accounting Fees.
U.S. Bank N.A. ("U.S. Bank") and U.S. Bancorp Fund Services, LLC ("U.S. Bancorp") provide domestic custodial services, transfer agent services and fund accounting for the Funds. For these services, the Trust pays a fee for transfer agent and custody services at an annual rate of 0.065% on the Trust's first $500 million of daily average net assets, 0.06% on the next $1 billion of average daily net assets, and 0.05% on the balance of average daily net assets in excess of $1.5 billion. The Funds pay a fund accounting fee at an annual rate of
0.1025% on the Trust's first $500 million of average daily net assets, 0.0875% on the next $500 million of average daily net assets, and 0.05% on the balance of average daily net assets in excess of $1 billion for these services. The Funds also pay for various out-of-pocket costs incurred by U.S. Bancorp that are estimated to be 0.02% of average daily net assets.

Administrative Services.
The Trust has entered into an administrative services agreement with ICON. This agreement provides for an annual fee of 0.05% on the Funds' first $1.5 billion of average daily net assets and 0.045% on average daily net assets in excess of $1.5 billion.

Related Parties.
Certain officers and directors of ICON are also officers and trustees of the Funds; however, such officers and trustees receive no compensation from the Funds.

3. FEDERAL INCOME TAX

Income and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles that are generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferrals of wash losses, foreign currency transactions, net investment losses, and capital loss carryovers.

     The tax components of capital shown in the following tables represent losses or deductions the Funds may be able to offset against income and gains recognized in future years and post October loss deferrals. The accumulated losses noted in the following tables represent net capital loss carryovers as of September 30, 2003 that may be available to offset future realized capital gains and thereby reduce future taxable income distributions. These carryovers expire between September 30, 2007 and September 30, 2011.

     In 2003, the Funds noted below incurred "post October" losses during the period from November 1, 2002 through September 30, 2003. These losses will be deferred for tax purposes and recognized in the year ending September 30, 2004.

                                                               ACCUMULATED     POST OCTOBER
                                                              CAPITAL LOSSES    DEFERRALS
ICON Consumer Discretionary                                    $(23,539,098)   $         0
ICON Energy Fund                                                 (8,047,287)    (5,865,468)
ICON Financial Fund                                              (3,207,869)             0
ICON Healthcare Fund                                             (3,187,635)    (6,683,043)
ICON Industrials Fund                                           (24,988,739)    (4,972,388)
ICON Information Technology Fund                                (94,440,205)             0
ICON Leisure and Consumer Staples Fund                           (1,473,913)             0
ICON Materials Fund                                             (20,433,121)      (362,259)
ICON Telecommunication & Utilities Fund                          (6,262,905)    (2,441,985)
ICON Short-Term Fixed Income Fund                                    (3,820)             0

     The difference between book and tax net appreciation and depreciation of investments is wash sale loss deferrals and corporate actions. The Financial Fund and the Materials Fund had significant wash sale deferrals of $2,186,843 and $321,830, respectively. The aggregate composition by Fund of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2003 is as follows:

                                                           UNREALIZED     UNREALIZED    NET APPRECIATION
                                       FEDERAL TAX COST   APPRECIATION   DEPRECIATION    (DEPRECIATION)
ICON Consumer Discretionary Fund         $155,400,748     $45,550,943    $ (2,891,039)    $42,659,904
ICON Energy Fund                           92,956,272      27,976,437        (743,573)     27,232,864
ICON Financial Fund                       151,789,077      30,632,347        (701,099)     29,931,248
ICON Healthcare Fund                      214,614,723      49,286,295      (3,839,915)     45,446,380
ICON Industrials Fund                     136,021,438      35,537,479      (2,615,662)     32,921,817
ICON Information Technology Fund          288,265,067      45,425,871     (10,782,431)     34,643,440
ICON Leisure and Consumer Staples
  Fund                                     89,995,984      22,782,049      (1,607,094)     21,174,955
ICON Materials Fund                        45,584,258      11,787,283        (944,967)     10,842,316
ICON Telecommunication & Utilities
  Fund                                     46,456,893      13,611,170      (1,050,621)     12,560,549
ICON Short-Term Fixed Income Fund           5,436,016           5,907            (624)          5,283

4. CHANGE IN ACCOUNTING ESTIMATE

The ICON Short-Term Fixed Income Fund had an estimated net overaccrual of expenses of approximately $157,000 as of September 30, 1997, which was not material to the financial statements as of that date. However, due to the substantial decrease in the net assets of the Fund during the year ended September 30, 1998, the net estimated remaining overaccrual of $127,000 became material to the financial statements of the Fund. The Fund determined that it received a net benefit due to this estimated overaccrual and has identified and reimbursed shareholders who provided the benefit.

     During the year ended September 30, 1999, as the shareholders who provided the benefit were being identified, and as a result of additional information, a change in the estimate reduced the amount to $57,539, which was paid to shareholders in the year ended September 30, 2000. This was accounted for as a change in accounting estimate.

[ICON FUNDS LOGO]

       FOR MORE INFORMATION ABOUT THE ICON FUNDS, CONTACT US:

By Telephone                                1-800-764-0442

By Mail                                     ICON Funds
                                            P.O. Box 701
                                            Milwaukee, WI 53201-0701

In Person                                   ICON Funds
                                            5299 DTC Boulevard, 12th Floor
                                            Greenwood Village, CO 80111

By E-Mail                                   info@iconadvisers.com

On the Internet                             www.iconfunds.com

This report is for the general information of the Funds' shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. Consider the investment objectives, risks, charges, expenses and share classes of each ICON Fund carefully before investing. The prospectus contains this and other information about the Funds and is available by visiting www.iconfunds.com or by calling 1-800-764-0442. Please read the prospectus carefully before investing. ICON Distributors, Inc., Distributor

                                                                       I-132-SEC
                                                                       ICSECSEMI

--------------------------------------------------------------------------------

                                 March 31, 2004

                                Investment Update
                               ICON FOREIGN FUNDS

                                Semiannual Report

                                [ICON FUNDS LOGO]

Table of Contents

ABOUT THIS REPORT                  ............................................2

MESSAGE FROM ICON FUNDS            ............................................4
MANAGEMENT OVERVIEWS
AND SCHEDULES OF INVESTMENTS       ............................................6
     ICON Asia-Pacific Region Fund ............................................6
     ICON Europe Fund              ...........................................12
     ICON International Equity
     Fund                          ...........................................18

FINANCIAL STATEMENTS               ...........................................25

FINANCIAL HIGHLIGHTS               ...........................................30

NOTES TO
FINANCIAL STATEMENTS               ...........................................33

About This Report

--------------------------------------------------------------------------------
HISTORICAL RETURNS
--------------------------------------------------------------------------------

All total returns mentioned in this report account for the change in a Fund's per-share price and the reinvestment of any dividends, capital gain distributions, and tax return of capital. If your account is set up to receive Fund distributions in cash rather than to reinvest them, your actual return may differ from these figures. The Funds' performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

     Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results represent past performance, and current performance may be higher or lower. Please call 1-800-764-0442 or visit www.iconfunds.com for performance results current to the most recent month-end.

--------------------------------------------------------------------------------
PORTFOLIO DATA
--------------------------------------------------------------------------------

Opinions and forecasts regarding industries, companies and/or themes, and portfolio composition and holdings, are subject to change at any time based on market and other conditions, and should not be construed as a recommendation of any specific security. Each Fund's percentage holdings as of March 31, 2004 are included in each Fund's Schedule of Investments.

     Certain companies' stock performance during the period is mentioned throughout the Management Overviews. While ICON's quantitative investment methodology does not consider company-specific factors beyond financial data, they may impact a stock's performance, and therefore, Fund performance.

     There are risks associated with mutual fund investing, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. Investments in foreign securities may entail unique risks, including political, market and currency risks. An investment in a region fund may involve greater risk and volatility than a diversified fund. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment. There are also risks associated with small- and mid-cap investing, including limited product lines, less liquidity and small market share.

--------------------------------------------------------------------------------
COMPARATIVE INDEXES
--------------------------------------------------------------------------------

The comparative indexes discussed in this report are meant to provide a basis for judging a Fund's performance against specific securities indexes. Each index shown accounts for both change in security price and reinvestment of dividends and distributions (except as noted), but does not reflect the costs of managing a mutual fund. The total return figures for the MSCI indexes assume change in security prices and the deduction of local taxes. The Funds' portfolios may significantly differ in holdings and composition from the indexes. Individuals cannot invest directly in an index.

- The unmanaged Morgan Stanley Capital International (MSCI) Europe 15 Index comprises approximately 600 stocks traded in developed markets from 15 European countries. The capitalization-weighted index attempts to capture at least 60% of investable capitalization in those markets subject to constraints governed by industry representation, maximum liquidity, maximum float, and minimum cross-ownership.

- The unmanaged MSCI All Country Pacific Free Index comprises stocks traded in the developed and emerging markets of the Pacific Basin (Australia, China, Hong Kong, Indonesia, Japan, Korea, Malaysia, New Zealand, Philippines, Singapore, Taiwan and Thailand). The capitalization-weighted index attempts to capture at least 60% of investable capitalization in those markets subject to constraints governed by industry representation, maximum liquidity, maximum float, and minimum cross-ownership.

- The MSCI All Country World Index Free ex-United States (ACWI Free ex-U.S.) is a leading unmanaged benchmark of international stock performance. The capitalization-weighted index is representative of the performance of securities of companies located in developed and emerging markets outside of the United States.

- The unmanaged Bloomberg European 500 Index measures the weighted average performance in U.S. dollars of the 500 most highly capitalized European companies.

     Index returns and statistical data included in this report are provided by Bloomberg and FactSet.

Message from ICON Funds

--------------------------------------------------------------------------------
DEAR SHAREHOLDER:
[PHOTO]
--------------------------------------------------------------------------------

Last November, I found myself in a somewhat heated TV debate in which I contended that the then eight-month rally in stock prices still had further upside. In taking this decidedly bullish stance, I based my position on the fact that the stocks in the ICON domestic database were priced on average about 15% below our estimate of fair value, and that we expected them to continue in their upward march.

     Meanwhile my opponent, a respected money manager, voiced a more pessimistic outlook. Armed with a host of fear-based objections, including overheated price/earnings ratios, rising interest rates and sluggish job growth, his intuitive arguments supporting a precipitous decline undoubtedly proved convincing to many investors. Except that he was wrong.

THE PRODUCT OF FAULTY REASONING

Through mid-March 2004, stocks did in fact continue their move toward fair value, despite these and other concerns. Although Wall Street has been known to climb a wall of worry, the skepticism and doubt expressed by some investors during the advance was likely the product of faulty reasoning. Let's explore some common investor misperceptions:

- STOCKS ARE OVERPRICED BASED ON P/E. Price/earnings ratio is a simplistic measure that fails to consider the impact of interest rates, a key component in calculating the present value of any asset. Value, of course, is not stagnant and can increase or decrease depending on the current interest rate environment. In the current low interest rate setting, we believe it makes sense that stock prices would be higher relative to earnings. Our valuation model considers earnings estimates, but expands beyond this one-dimensional statistic.

- INTEREST RATES WILL HAVE TO RISE. There appears to be a consensus among market observers that short-term interest rates will move higher as the economic recovery gains traction, pressuring earnings and consequently stock prices. The fact is short-term rates play a limited role in our system, which emphasizes the AAA long-term bond yield in its assessment of valuation. With long-term rates experiencing a 20-year secular decline, we find it counterproductive to predict the impact of an increase. That being said, we do not currently see any force capable of reversing this downward trend.

- SLOWER U.S. CONSUMER SPENDING WILL HURT THE GLOBAL ECONOMY. Consumer spending in the U.S. continues to accelerate and is the primary driver of sustainable economic growth. However, recent developments suggest there's more to the global economy than just the U.S. consumer. Japan appears to be in the midst of an internal recovery, while China's expansion remains robust. Europe is holding steady despite headwinds created by currency gains as structural reforms begin to stimulate improvements.

FAVORING CYCLICAL INDUSTRIES

Naturally, as evidenced by the market dip in mid-March 2004, it is quite normal for news events to distract investors and interrupt the path back toward fair value. Nevertheless, we remain bullish and believe stock prices are positioned to resume their value-driven advance. Our valuation model suggests that stocks continue to be priced at discounts relative to intrinsic value, and that market action late in the period was merely a temporary setback.

[SIDENOTE]

Intuitive arguments supporting a decline undoubtedly proved convincing. Except that they were wrong.

[SIDENOTE]

We remain bullish and believe stock prices are positioned to resume their value-driven advance.

     This interruption, however, was not without its impact. Since late January 2004, market leadership has lacked a common theme, as top-performing cyclical and economically sensitive sectors such as technology, consumer discretionary, industrials, and materials turned increasingly volatile. At the same time, defensive groups such as healthcare, utilities and consumer staples demonstrated strength amid market pullbacks.

     We don't expect an economic boom; we think the economic environment is healthy. Nor do we believe the market needs a big news event to be propelled forward. Despite these seemingly short-lived theme reversals, we think it best to continue favoring underpriced cyclical industries, and ride through the occasional turbulence.

A HIGH DEGREE OF GLOBAL CORRELATION

Overseas markets were highly correlated during the period with sector and industry moves mirroring those that demonstrated cyclical leadership within the United States. However, having begun the period trading at relatively deeper discounts to U.S. stocks, foreign issues on the whole outperformed the broader domestic markets. Bolstered by a higher concentration of leading global industries in Asia-Pacific markets and currency gains versus the U.S. dollar in European markets, foreign markets closed a considerably wider valuation gap.

     As international markets have matured and technology has advanced, we have become more cognizant of industry and sector themes that cut across country borders. To that end, we modified the investment strategy of our foreign funds to allow for rotation among these leading sectors and industries, replacing their prior focus, which emphasized country rotation. In doing so, we can implement our valuation methodology on a broader scale.

A NEW NAME

Effective January 2004, Meridian Investment Management Corporation, adviser to the ICON Funds, changed its name to ICON Advisers, Inc. More than just a name change, we believe it represents an opportunity for our advisory firm to introduce our story to a wider audience. The name involves many strategic marketing and communications initiatives, including a new website for shareholders like you and financial advisers, which we plan to launch this summer.

     In closing, we once again experienced a market that defies conventional wisdom. ICON thanks you for the opportunity to help guide you through it.

Yours truly,

/s/ Craig T. Callahan

Craig T. Callahan, DBA

Chairman of the Board of Trustees and
Chief Investment Officer of the Adviser

[SIDENOTE]

Despite short-lived theme reversals and temporary setbacks, our valuation model suggests stocks are still priced below intrinsic value.

Management Overview

ICON ASIA-PACIFIC REGION FUND

A discussion with J.C. Waller III, Portfolio Manager

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

The ICON Asia-Pacific Region Fund gained 18.56% for the fiscal half-year ended March 31, 2004, falling short of its benchmark, the MSCI All Country Pacific Index, which returned 24.23% over the same period. Total returns for other periods as of March 31, 2004 are listed on page 9.

Although Asian markets reflected the same cyclically driven advance that bolstered U.S. stocks during the period, the Fund's relative performance suffered due to disparities in sector and industry allocation versus the benchmark. However, with Asian shares trading at deeper relative discounts, in part because of exceedingly low interest rates throughout the region, they closed a much wider valuation gap and outperformed the broad U.S. market by a considerable margin.

The Fund is managed using an all-cap strategy, meaning we invest in Asia-Pacific securities we believe are undervalued, regardless of their location on the traditional style grid. Our investment approach is not limited by restrictions on market capitalization; the ICON system searches for potential industry leadership regardless of where it emerges.

The Fund's growth orientation during the period, as measured on a price-to-earnings (P/E) basis, hindered performance. For the record, the Fund does not utilize P/E ratio as a valuation measure, regarding it as a static proxy. Instead, we calculate a proprietary value-to-price ratio (V/P) for each industry and security. We view this as more meaningful since it considers the effects of earnings, projected growth, risk, and interest rates (opportunity cost).

WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE PAST SIX MONTHS?

While our system continued to support the recovery-based theme and its early-period gains, geopolitical tensions and world unrest exacerbated a latter-period correction in which cyclical industries surrendered leadership to more defensive groups. Having viewed these sporadic reversals as temporary, the Fund capitalized on opportunities to purchase underpriced cyclical industries on the belief that they would retain leadership given sustainable improvements in global economic conditions.

Asia, more so than other regions, demonstrated robust improvements, as Japan showed clear signs of internal recovery, having made significant headway in attempts to restore its debt-burdened banking system. South Korea emerged from a brief recession, as strong exports and stabilizing credit fundamentals allowed it to weather a series of domestic and external shocks. Asia's real strength, however, continued to be exemplified by torrid growth in China, which, despite fears of overheating, rapidly established the country as an economic powerhouse.

HOW DID THE PORTFOLIO'S COMPOSITION AFFECT FUND PERFORMANCE?

An underweight position in the Financials sector, specifically within diversified banks, worked against relative Fund performance during the period. On a company-specific level, lack of exposure to banking giants Mitsubishi Financial Group and Mizuho Financial Group, neither of which displayed the value characteristics we seek, proved detrimental as those stocks rebounded strongly on the improving health of Japan's banking system. Meanwhile, overweight exposure to the Industrials and Materials sectors contributed positively, largely on the rapid pace of infrastructure growth in China.

[SIDENOTE]

PORTFOLIO PROFILE

March 31, 2004 (unaudited)

Equities                                                                  100.0%

Top 10 Equity Holdings                                                     28.2%

Number of Stocks                                                              61

Cash Equivalents                                                            0.2%

Percentages are based upon net assets.

[SIDENOTE]

TOP 10 EQUITY HOLDINGS

March 31, 2004 (unaudited)

Jiangxi Copper Company Ltd.                                                 3.7%

Sumitomo Metal Mining Co., Ltd.                                             3.2%

Kawasaki Kisen Kaisha, Ltd.                                                 2.9%

Zhejiang Expressway Co., Ltd.                                               2.9%

Denway Motors Limited                                                       2.7%

Hopewell Holdings Limited                                                   2.7%

Fuji Soft ABC Incorporated                                                  2.6%

Nippon Light Metal Company, Ltd.                                            2.6%

Sumitomo Heavy Industries, Ltd.                                             2.5%

China Merchants Holdings International Company Limited                      2.4%

Percentages are based upon net assets.

Among the Fund's measurable individual contributors, copper producer Jiangxi Copper Co. benefited from China's hearty appetite for commodities, even as the company continued to trade below our fair value estimates. Denway Motors Ltd. also advanced on the significant consumer demand and rising car sales in Hong Kong.

Fund returns were hampered by positions in Olympus Corp., which exhibited deteriorating relative strength and was sold when the Fund's Healthcare position was trimmed. Alps Electric Co., Ltd. also suffered from weakening relative strength and was sold when we pared the Fund's weighting in the Technology sector. The proceeds from these liquidations were reallocated to Industrials and Materials positions, which showed more value.

WHAT IS THE INVESTMENT OUTLOOK FOR THE ASIA-PACIFIC REGION?

Looking ahead, we continue to see increased global correlation among industry themes, and will remain focused on seeking out market leadership within the Asia-Pacific Region regardless of country origin or benchmark allocations.

Valuation and relative strength have combined to create compelling buying opportunities in the Financials sector, particularly within diversified banks and real estate investment trusts. Although we see ongoing leadership in the heavily weighted Industrials and Materials sectors, we are less optimistic about the Technology sector. In light of this, we continue to look for industries in the region that are exhibiting relative strength and trading below our estimates of fair value.

ICON ASIA-PACIFIC REGION FUND

--------------------------------------------------------------------------------
PERFORMANCE HIGHLIGHTS
March 31, 2004
(unaudited)
--------------------------------------------------------------------------------

- Our valuation methods led us to overweight small- and mid-capitalization companies in the region, which produced mixed results.

- Among the Fund's strongest-performing holdings during the period were Jiangxi Copper Co. Corp. and Denway Motors Ltd.

- Our methodology led us to hold a significant position in the Industrials and Materials sectors, and the Fund's holdings in these sectors performed strongly relative to the Index.

- An underweight position in Japan, which comprises a large part of the Index, hampered performance.

- On an industry level, strong stock selection in automobile manufacturers boosted Fund performance.

--------------------------------------------------------------------------------
COUNTRY ALLOCATION
March 31, 2004
(unaudited)
--------------------------------------------------------------------------------

Japan                                                              36.6%

Hong Kong                                                          34.0%

Malaysia                                                            8.9%

South Korea                                                         8.3%

Australia                                                           7.6%

Singapore                                                           4.6%

Percentages are based upon net assets.

--------------------------------------------------------------------------------
SECTOR COMPOSITION
March 31, 2004
(unaudited)
--------------------------------------------------------------------------------

Industrials                                                        28.9%

Materials                                                          23.3%

Financial                                                          15.1%

Information Technology                                             11.8%

Consumer Discretionary                                             10.3%

Leisure and Consumer Staples                                        5.0%

Telecommunication & Utilities                                       3.5%

Energy                                                              1.5%

Health Care                                                         0.6%

Percentages are based upon net assets.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
as of March 31, 2004
(unaudited)
--------------------------------------------------------------------------------

                                             SIX MONTHS                           SINCE
                                                ENDED        ONE      FIVE      INCEPTION
                                              3/31/04*      YEAR      YEARS      2/25/97
------------------------------------------------------------------------------------------
ICON Asia-Pacific Region Fund                  18.56%       56.30%    1.13%      -1.37%
------------------------------------------------------------------------------------------
MSCI All Country Pacific Index                 24.23%       67.67%    3.07%       0.03%
------------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative index can be found on pages 2 and 3.

* Not annualized.

--------------------------------------------------------------------------------
VALUE OF A
$10,000 INVESTMENT
through March 31, 2004
--------------------------------------------------------------------------------

[LINE GRAPH]

                                         ICON ASIA-PACIFIC REGION FUND      MSCI ALL COUNTRY PACIFIC INDEX
                                         -----------------------------      ------------------------------
2/25/97                                               10000                              10000
3/31/97                                                9550                               9496
3/31/98                                                8310                               7839
3/31/99                                                8570                               8616
3/31/00                                               11620                              12234
3/31/01                                                9010                               8111
3/31/02                                                6624                               7264
3/31/03                                                5801                               5976
3/31/04                                                9067                              10020

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund on its inception date of 2/25/97 to a $10,000 investment made in an unmanaged securities index on that date. The
Fund's performance in this chart and the performance table assumes the reinvestment of dividends, capital gain distributions and tax return of capital but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Schedule of Investments
(unaudited)

ICON ASIA-PACIFIC REGION FUND

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
March 31, 2004
--------------------------------------------------------------------------------

SHARES OR PRINCIPAL AMOUNT            MARKET VALUE
--------------------------------------------------
COMMON STOCKS (FOREIGN) 100.0%

CONSUMER DISCRETIONARY 10.3%
AUTOMOBILE MANUFACTURERS 4.5%
 386,000   Denway Motors Limited (HK)  $   445,285
   1,800   Honda Motor Co., LTD. (JP)       83,088
   5,400   Toyota Motor Corporation
           (JP)                            200,901
--------------------------------------------------
                                           729,274

CONSUMER ELECTRONICS 1.5%
  13,700   Sharp Corporation (JP)          245,194

FOOTWEAR 1.3%
  77,000   Yue Yuen Industrial
           (Holdings) Limited (HK)         211,437

HOUSEHOLD APPLIANCES 3.0%
 241,000   Guangdong Kelon Electrical
           Holdings Company Limited
           (HK)(a)                         125,278
 110,000   Techtronic Industries
           Company Limited (HK)            357,985
--------------------------------------------------
                                           483,263
--------------------------------------------------
TOTAL CONSUMER DISCRETIONARY             1,669,168

ENERGY 1.5%
INTEGRATED OIL & GAS 1.5%
  56,000   Origin Energy Limited (AU)      235,552
--------------------------------------------------
TOTAL ENERGY                               235,552

FINANCIAL 15.1%
DIVERSIFIED BANKS 9.6%
   6,500   Commonwealth Bank of
           Australia (AU)                  165,779
   6,000   Kookmin Bank (KR)(a)            243,929
   8,700   National Australia Bank
           Limited (AU)                    206,249
  13,500   Shinhan Financial Group
           Co., Ltd. (KR)                  249,091
      25   Sumitomo Mitsui Financial
           Group, Inc. (JP)                185,938
      25   UFJ Holdings, Inc. (JP)         159,680
  24,679   United Overseas Bank
           Limited (SG)                    197,076
  12,000   Westpac Banking
           Corporation (AU)                160,943
--------------------------------------------------
                                         1,568,685

MULTI-SECTOR HOLDINGS 1.5%
 213,700   Swire Pacific Limited (HK)      243,754

REAL ESTATE MANAGEMENT & DEVELOPMENT 4.0%
 360,000   Sino Land Company Limited
           (HK)                            225,482
  21,000   Sumitomo Realty &
           Development Co., Ltd. (JP)      274,098
  16,000   Sun Hung Kai Properties
           Limited (HK)                    146,669
--------------------------------------------------
                                           646,249
--------------------------------------------------
TOTAL FINANCIAL                          2,458,688

--------------------------------------------------
SHARES OR PRINCIPAL AMOUNT            MARKET VALUE

HEALTH CARE 0.6%
PHARMACEUTICALS 0.6%
 295,000   China Pharmaceutical Group
           Limited (HK)                $    96,765
--------------------------------------------------
TOTAL HEALTH CARE                           96,765

INDUSTRIALS 28.9%
AIRLINES 2.1%
 168,800   Cathay Pacific Airways
           Limited (HK)                    345,442

CONSTRUCTION & ENGINEERING 1.9%
 634,000   Sunway Holdings
           Incorporated Berhad
           (MY)(a)                         314,127

CONSTRUCTION & FARM MACHINERY 2.2%
  56,000   KOMATSU LTD. (JP)               355,661

HIGHWAYS & RAILTRACKS 7.9%
 225,000   Hopewell Holdings Limited
           (HK)                            442,031
 646,000   Jiangsu Expressway Company
           Ltd. (HK)                       378,452
 636,000   Zhejiang Expressway Co.,
           Ltd. (HK)                       469,512
--------------------------------------------------
                                         1,289,995

INDUSTRIAL CONGLOMERATES 5.4%
 282,000   China Merchants Holdings
           International Company
           Limited (HK)                    396,337
  51,000   Citic Pacific Limited (HK)      144,186
  37,000   Keppel Corporation Limited
           (SG)                            161,297
  77,000   Shanghai Industrial
           Holdings Limited (HK)           171,919
--------------------------------------------------
                                           873,739

INDUSTRIAL MACHINERY 2.5%
 140,000   SUMITOMO HEAVY INDUSTRIES,
           LTD. (JP)(a)                    399,573

MARINE 5.8%
 462,000   China Shipping Development
           Company Limited (HK)            316,679
  22,000   Hyundai Merchant Marine
           Co., Ltd. (KR)(a)               151,514
  92,000   Kawasaki Kisen Kaisha,
           Ltd. (JP)                       477,386
--------------------------------------------------
                                           945,579

TRUCKING 1.1%
  18,000   Seino Transportation Co.,
           Ltd. (JP)                       184,621
--------------------------------------------------
TOTAL INDUSTRIALS                        4,708,737

INFORMATION TECHNOLOGY 11.8%
ELECTRONIC EQUIPMENT MANUFACTURERS 4.0%
   3,400   Hoya Corporation (JP)           332,214
   3,000   Nidec Corporation (JP)          312,814
--------------------------------------------------
                                           645,028

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
March 31, 2004
--------------------------------------------------------------------------------

SHARES OR PRINCIPAL AMOUNT            MARKET VALUE
--------------------------------------------------
ELECTRONIC MANUFACTURING
SERVICES 1.6%
  22,200   Venture Corporation
           Limited (SG)                $   256,087

IT CONSULTING & OTHER SERVICES 1.8%
   6,500   TIS Inc. (JP)                   296,122

SEMICONDUCTOR EQUIPMENT 1.8%
   3,600   Advantest Corporation (JP)      294,649

SYSTEMS SOFTWARE 2.6%
  10,000   Fuji Soft ABC Incorporated
           (JP)                            428,761
--------------------------------------------------
TOTAL INFORMATION TECHNOLOGY             1,920,647
LEISURE AND CONSUMER STAPLES 5.0%
AGRICULTURAL PRODUCTS 1.4%
 110,000   PPB Group Berhad (MY)           225,790

BREWERS 0.7%
  13,335   Fraser & Neave Limited
           (SG)                            116,147
HOTELS, RESORTS & CRUISE LINES 1.5%
 364,000   The Hongkong and Shanghai
           Hotels, Limited (HK)            245,410
TOBACCO 1.4%
  10,000   KT&G Corporation (KR)           229,950
--------------------------------------------------
TOTAL LEISURE AND CONSUMER STAPLES         817,297

MATERIALS 23.3%
ALUMINUM 3.5%
  38,000   Alumina Limited (AU)            155,686
 153,000   Nippon Light Metal
           Company, Ltd. (JP)              417,667
--------------------------------------------------
                                           573,353

BUILDING PRODUCTS 1.9%
 232,000   Hume Industries (Malaysia)
           Berhad (MY)                     304,179

COMMODITY CHEMICALS 1.1%
  38,000   Toray Industries, Inc.
           (JP)                            176,422

DIVERSIFIED CHEMICALS 1.9%
  29,000   Orica Limited (AU)              317,121

DIVERSIFIED METALS & MINING 7.0%
1,118,000  Jiangxi Copper Company
           Ltd. (HK)                       606,275
  10,000   Korea Zinc Co., Ltd. (KR)       199,888
  46,000   Sumitomo Metal Mining Co.,
           Ltd. (JP)                       333,223
--------------------------------------------------
                                         1,139,386

STEEL 7.9%
 265,000   Malayawata Steel Berhad
           (MY)                            193,868
 120,000   Nippon Steel Corporation
           (JP)                            280,640
   2,000   POSCO (KR)                      282,963
 393,000   Sumitomo Metal Industries,
           Ltd. (JP)                       525,982
--------------------------------------------------
                                         1,283,453
--------------------------------------------------
TOTAL MATERIALS                          3,793,914

--------------------------------------------------
SHARES OR PRINCIPAL AMOUNT            MARKET VALUE

TELECOMMUNICATION & UTILITIES 3.5%
INTEGRATED TELECOMMUNICATIONS
SERVICES 0.9%
  55,000   Telekom Malaysia Berhad
           (MY)                        $   149,217

WIRELESS TELECOMMUNICATIONS
SERVICES 2.6%
 190,000   China Unicom Limited (HK)       170,419
 105,000   Maxis Communications
           Berhad (MY)                     254,211
--------------------------------------------------
                                           424,630
--------------------------------------------------
TOTAL TELECOMMUNICATION & UTILITIES        573,847
--------------------------------------------------
TOTAL COMMON STOCKS (FOREIGN)
           (COST $13,273,231)           16,274,615

SHORT-TERM INVESTMENT 0.2%
$ 35,080   J.P. Morgan Chase Interest
           Bearing Demand Deposit
           Account                          35,080
--------------------------------------------------
TOTAL SHORT-TERM INVESTMENT
           (COST $35,080)                   35,080
--------------------------------------------------
TOTAL INVESTMENTS 100.2%
           (COST $13,308,311)           16,309,695
--------------------------------------------------
LIABILITIES LESS OTHER ASSETS (0.2%)       (26,511)
--------------------------------------------------
NET ASSETS 100.0%                      $16,283,184
--------------------------------------------------

GUIDE TO UNDERSTANDING FOREIGN HOLDINGS

The following abbreviations are used throughout the Schedule of Investments to indicate the country of origin of non-U.S. holdings:

AU   Australia  KR   South Korea
HK   Hong Kong  MY   Malaysia
JP   Japan      SG   Singapore

The accompanying notes are an integral part of the financial statements.

(a) Non-income producing security

ADR -- American Depository Receipt

Management Overview

ICON EUROPE FUND

A discussion with Robert Straus, CMT, Portfolio Manager

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

The ICON Europe Fund appreciated 20.73% for the six-month period ended March 31, 2004, outpacing the 15.08% return for its broader benchmark, the Bloomberg European 500 Index but trailing the MSCI Europe 15 Index, which returned 21.51%. Total returns for other periods as of March 31, 2004 are listed on page 15.

A cyclically driven bull market worked to the Fund's benefit during the period, as European markets mirrored the broad advance toward fair value that has bolstered U.S. stocks for more than a year. However, because European issues were trading largely at deeper relative discounts to their domestic counterparts, they closed a significantly wider valuation gap, thereby outperforming the broad U.S. market by a considerable margin.

The Fund is managed using an all-cap strategy, meaning we invest in European securities we believe are undervalued, regardless of their location on the traditional style grid. Our investment approach is not limited by restrictions on market capitalization; the ICON system searches for potential industry leadership regardless of where it emerges.

In this somewhat cyclical, somewhat defensive environment, the Fund's balanced stance between growth/value mirrored the broader market, as measured on a price-to-earnings (P/E) basis. For the record, the Fund does not utilize P/E ratio as a valuation measure, regarding it as a static proxy. Instead, we calculate a proprietary value-to-price ratio (V/P) for each industry and security. We view this as more meaningful since it considers the effects of earnings, projected growth, risk, and interest rates (opportunity cost).

WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE PAST SIX MONTHS?

Geopolitical tensions and world unrest continued to influence investor sentiment, yet offered the Fund compelling opportunities to purchase underpriced industries that were demonstrating market leadership. While our system continued to suggest that a cyclical, recovery-based theme remained in place, the period was underscored by sporadic strength in defensive industries. Based on our valuation and relative strength readings, we viewed these reversals as short-lived, and believe economically sensitive industries can retain leadership in light of projected improvements.

During the period, however, Europe remained entrenched in a low-growth scenario while facing stiff headwinds from an appreciating euro. Germany, Europe's largest economy, was particularly hard hit as business confidence came under increasing pressure and unemployment languished at historically high levels. Nevertheless, structural reforms seem to be taking hold, as evidenced by recent economic progress, and should ultimately prove advantageous for the region.

HOW DID THE PORTFOLIO'S COMPOSITION AFFECT FUND PERFORMANCE?

Perhaps the most significant change in the Fund's composition during the period was its transformation on January 29, 2004, from the ICON South Europe Region Fund to the ICON Europe Fund. Given this expanded mandate, allowing us to invest in equity securities anywhere in Europe, the Fund is now guided by our time-tested strategy of industry and sector rotation. With investment themes more closely correlated across national borders, recent studies convinced us to adopt this strategy and replace the Fund's prior focus, which emphasized country rotation.

[SIDENOTE]

PORTFOLIO PROFILE

March 31, 2004
(unaudited)

Equities                                                                   94.8%

Top 10 Equity Holdings                                                     27.2%

Number of Stocks                                                              56

Cash Equivalents                                                           13.1%

Percentages are based upon net assets.

[SIDENOTE]

TOP 10 EQUITY HOLDINGS

March 31, 2004
(unaudited)

Camaieu                                                                     3.3%

Trigano                                                                     2.9%

Arcelor                                                                     2.8%

Buzzi Unicem S.p.A.                                                         2.8%

Ascom Holding AG                                                            2.7%

PubliGroupe S.A.                                                            2.7%

Grupo Empresarial Ence, S.A.                                                2.6%

Georg Fischer AG                                                            2.5%

Vivendi Universal SA                                                        2.5%

SEB SA                                                                      2.4%

Percentages are based upon net assets.

Dominant themes that played out in Europe during the period included wireless telecommunication services, as rising global demand re-energized this previously out-of-favor industry. Guided by our valuation discipline, the Fund overweighted the Materials sector, which also performed strongly, with notable contributions from steel and construction materials. Both industries benefited from increasing worldwide consumption, driven in large part by infrastructure development in Mainland China. In contrast, specialty stores proved detrimental and was eliminated on valuation concerns, while food retail detracted due to its defensive nature.

The Fund logged measurable individual performance contributions from Swiss telecommunication services firm Ascom Holding AG, which benefited from strong operating results, including improved order intake and lower net losses. Also based in Switzerland, fashion retailer Charles Voegele Holding AG realized higher operating earnings on better sales performance and efficient inventory reduction. The Fund also profited from direct exposure to gains in the euro, the common currency of the European Monetary Union, which helped boost returns in the underlying equities.

In contrast, Fund performance was hampered by its stake in Marionnaud Parfumeries SA, Europe's largest perfume retailer, which fell as rising costs proved a drag on profits. Deteriorating relative strength led us to sell the company. Portuguese food distributor Jeronimo Martins SGPS SA faced a difficult operating environment, including temporary store closures and increased competition.

WHAT IS YOUR INVESTMENT OUTLOOK FOR THE EUROPEAN MARKET?

Our system continues to indicate increased global correlation among industry themes, and we will remain focused on seeking out market leadership within the Europe Region regardless of country origin or benchmark allocations.

One of the clear examples we're currently seeing is in the wireless telecommunication services industry, where valuation and relative strength have combined to create compelling buying opportunities. We continue to be guided by our methodology to identify leading industries.

ICON EUROPE FUND

--------------------------------------------------------------------------------
PERFORMANCE HIGHLIGHTS
March 31, 2004
(unaudited)
--------------------------------------------------------------------------------

- Our valuation methods led us to overweight small- and mid-capitalization European companies, which added to relative performance.

- Among the Fund's strongest-performing holdings during the period were Ascom Holding AG and Charles Voegele Holding AG, both based in Switzerland.

- Our methodology led us to hold a significant position in the Consumer Discretionary and Materials sectors, and the Fund's holdings in these sectors performed strongly relative to Index.

-    Although  they  contributed  positively,   stockpicks  in  the  Energy  and
     Financial sectors caused a slight drag on relative performance.

- Our stockpicking in the apparel retail industry, a slightly overweight position, added to returns.

--------------------------------------------------------------------------------
TOP 10 COUNTRIES
March 31, 2004
(unaudited)
--------------------------------------------------------------------------------

France                                                             24.6%

Switzerland                                                        22.8%

Italy                                                               9.0%

Germany                                                             8.3%

Austria                                                             5.6%

Belgium                                                             4.5%

Spain                                                               4.5%

Luxembourg                                                          2.8%

Norway                                                              2.6%

Poland                                                              1.8%

Percentages are based upon net assets.

--------------------------------------------------------------------------------
SECTOR COMPOSITION
March 31, 2004
(unaudited)
--------------------------------------------------------------------------------

Industrials                                                        17.0%

Consumer Discretionary                                             15.8%

Materials                                                          12.1%

Leisure and Consumer Staples                                       12.0%

Telecommunication and Utilities                                    11.7%

Financial                                                          10.5%

Information Technology                                              9.3%

Energy                                                              3.3%

Health Care                                                         3.1%


Percentages are based upon net assets.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
as of March 31, 2004
(unaudited)
--------------------------------------------------------------------------------

                                               SIX MONTHS                          SINCE
                                                 ENDED        ONE      FIVE      INCEPTION
                                                3/31/04*      YEAR     YEARS      2/20/97
------------------------------------------------------------------------------------------
ICON Europe Fund                                20.73%      64.32%    2.11%       6.66%
------------------------------------------------------------------------------------------
MSCI Europe 15 Index                            21.51%      54.61%    0.15%       6.38%
------------------------------------------------------------------------------------------
Bloomberg European 500 Index                    15.08%      37.68%   -1.35%       5.64%
------------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative indexes can be found on pages 2 and 3. The Fund's name and investment strategy changed effective January 29, 2004. The Fund's past performance would have been different if the current strategy had been in effect.

* Not annualized.

--------------------------------------------------------------------------------
VALUE OF A
$10,000 INVESTMENT
through March 31, 2004
--------------------------------------------------------------------------------

[LINE GRAPH]

                                                                                           BLOOMBERG EUROPEAN 500
                                      ICON EUROPE FUND          MSCI EUROPE 15 INDEX                INDEX
                                      ----------------          --------------------       ----------------------
2/20/97                                     10000                       10000                       10000
3/31/97                                      9800                       10308                       10154
3/31/98                                     15106                       14684                       15466
3/31/99                                     14247                       15401                       15808
3/31/00                                     13849                       18298                       21916
3/31/01                                     12654                       14181                       17706
3/31/02                                     11979                       13479                       17566
3/31/03                                      9623                       10038                       10728
3/31/04                                     15813                       15519                       14770

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund on its inception date of 2/20/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Schedule of Investments
(unaudited)

ICON EUROPE FUND

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
March 31, 2004
--------------------------------------------------------------------------------

SHARES OR PRINCIPAL AMOUNT             MARKET VALUE
---------------------------------------------------
COMMON STOCKS (FOREIGN) 94.8%

CONSUMER DISCRETIONARY 15.8%
ADVERTISING 2.7%
     621   PubliGroupe S.A. (SZ)(a)      $  202,441
APPAREL RETAIL 5.3%
   2,570   Camaieu (FR)                     248,398
   2,282   Charles Voegele Holding AG
           (SZ)(a)                          152,857
---------------------------------------------------
                                            401,255
AUTO PARTS & EQUIPMENT 0.9%
  10,500   Brembo S.p.A. (IT)                73,166

AUTOMOBILE MANUFACTURERS 1.4%
   2,500   DaimlerChrysler AG (GR)          104,409

DEPARTMENT STORES 2.1%
   1,490   Pinault-Printemps-Redoute SA
           (FR)                             156,012

HOUSEHOLD APPLIANCES 2.4%
   1,430   SEB SA (FR)                      183,289

TIRES & RUBBER 1.0%
   2,000   Continental AG (GR)               79,044
---------------------------------------------------
TOTAL CONSUMER DISCRETIONARY              1,199,616

ENERGY 3.3%
INTERGRATED OIL & GAS 0.7%
     295   OMV AG (AT)                       55,866
OIL & GAS DRILLING 1.6%
  13,200   Smedvig ASA (NW)                 122,159

OIL & GAS EXPLORATION & PRODUCTION 1.0%
   1,150   Norsk Hydro ASA (NW)              72,506
---------------------------------------------------
TOTAL ENERGY                                250,531

FINANCIAL 10.5%
DIVERSIFIED BANKS 5.7%
  44,290   Banca Intesa S.p.A. (IT)         146,734
  11,339   SanPaolo IMI S.p.A. (IT)         129,309
   1,820   Societe Generale (FR)            155,720
---------------------------------------------------
                                            431,763

DIVERSIFIED CAPITAL MARKETS 3.8%
   4,170   Credit Suisse Group (SZ)         145,079
   1,904   UBS AG (SZ)                      141,764
---------------------------------------------------
                                            286,843

MULTI-LINE INSURANCE 1.0%
     715   Allianz AG (GR)                   78,254
---------------------------------------------------
TOTAL FINANCIAL                             796,860

HEALTH CARE 3.1%
PHARMACEUTICALS 3.1%
   1,157   Roche Holding AG (SZ)            113,099
   3,155   UCB SA (BE)                      121,239
---------------------------------------------------
                                            234,338
---------------------------------------------------
TOTAL HEALTH CARE                           234,338

---------------------------------------------------
SHARES OR PRINCIPAL AMOUNT             MARKET VALUE

INDUSTRIALS 17.0%
BUILDING PRODUCTS 3.0%
   2,780   Compagnie de Saint-Gobain
           (FR)                          $  140,642
   2,700   Wienerberger AG (AT)              89,608
---------------------------------------------------
                                            230,250

CONSTRUCTION & ENGINEERING 3.0%
   4,000   Fomento de Construcciones y
           Contratas S.A. (SP)              145,443
   3,000   Hochtief AG (GR)                  84,573
---------------------------------------------------
                                            230,016

DIVERSIFIED CHEMICALS 0.7%
   1,975   Bayer AG (GR)                     48,315

ELECTRICAL COMPONENTS & EQUIPMENT 0.7%
   1,000   Bekaert NV (BE)                   55,212

ENVIRONMENTAL SERVICES 1.5%
   4,530   BWT AG (AT)                      111,048

INDUSTRIAL MACHINERY 5.5%
     850   Georg Fischer AG (SZ)(a)         191,777
     435   Schindler Holding AG (SZ)        138,468
     355   Sulzer AG (SZ)                    88,401
---------------------------------------------------
                                            418,646

PAPER PRODUCTS 2.6%
   7,200   Grupo Empresarial Ence, S.A.
           (SP)                             197,312
---------------------------------------------------
TOTAL INDUSTRIALS                         1,290,799

INFORMATION TECHNOLOGY 9.3%
COMMUNICATIONS EQUIPMENT 2.7%
  21,238   Ascom Holding AG (SZ)(a)         208,717

ELECTRONIC EQUIPMENT MANUFACTURERS 2.7%
   1,105   Barco NV (BE)                     92,081
   4,950   Epcos AG (GR)(a)                 111,927
---------------------------------------------------
                                            204,008

SEMICONDUCTOR EQUIPMENT 2.2%
   1,270   Unaxis Holding AG (SZ)           169,892

SYSTEM SOFTWARES 1.7%
   5,005   UBI Soft Entertainment SA
           (FR)(a)                          126,252
---------------------------------------------------
TOTAL INFORMATION TECHNOLOGY                708,869

LEISURE AND CONSUMER STAPLES 12.0%
BROADCASTING & CABLE TV 2.5%
  10,847   Mediaset S.p.A. (IT)             120,238
   3,455   ProSiebenSat.1 Media AG
           Preferred Stock (GR)              67,940
---------------------------------------------------
                                            188,178

FOOD RETAIL 1.8%
  12,715   Jeronimo Martins, SGPS, S.A.
           (PL)(a)                          138,858

HOTELS, RESORTS & CRUISE LINES 2.3%
     490   Kuoni Reisen Holding AG (SZ)     178,889

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
March 31, 2004
--------------------------------------------------------------------------------

SHARES OR PRINCIPAL AMOUNT             MARKET VALUE
---------------------------------------------------
LEISURE PRODUCTS 2.9%
   4,220   Trigano (FR)                  $  218,428

MOVIES & ENTERTAINMENT 2.5%
   7,097   Vivendi Universal SA (FR)(a)     188,569
---------------------------------------------------
TOTAL LEISURE AND CONSUMER STAPLES          912,922
MATERIALS 12.1%
CONSTRUCTION MATERIALS 7.7%
  18,220   Buzzi Unicem S.p.A. (IT)         212,865
     285   Imerys SA (FR)                    67,954
   1,640   Lafarge SA (FR)                  132,925
   7,895   RHI AG (AT)(a)                   171,179
---------------------------------------------------
                                            584,923

FERTILIZERS & AGRICULTURAL
CHEMICALS 0.9%
   4,880   Kemira Oyj (FI)                   65,064

STEEL 3.5%
  11,900   Arcelor (LX)                     216,093
   2,920   ThyssenKrupp AG (GR)              54,402
---------------------------------------------------
                                            270,495
---------------------------------------------------
TOTAL MATERIALS                             920,482

TELECOMMUNICATIONS & UTILITIES 11.7%
COMMUNICATIONS EQUIPMENT 2.0%
   1,320   Sagem SA (FR)                    146,946

INTEGRATED TELECOMMUNICATIONS
SERVICES 2.3%
  15,500   Portugal Telecom, SGPS, S.A.
           (PL)                             173,485

WIRELESS TELECOMMUNICATION
SERVICES 7.4%
     785   AO VimpelCom -- ADR(a)            81,632
   2,995   Bouygues SA (FR)                 103,211
     695   Mobile Telesystems -- ADR         91,393
   1,135   Mobistar SA (BE)(a)               74,482
   5,700   STET Hellas
           Telecommunications S.A. --
           ADR                              116,280
   2,710   Turkcell Iletisim Hizmetleri
           A.S. -- ADR(a)                    96,883
---------------------------------------------------
                                            563,881
---------------------------------------------------
TOTAL TELECOMMUNICATION & UTILITIES         884,312
---------------------------------------------------
TOTAL COMMON STOCKS (FOREIGN)
           (COST $5,656,123)              7,198,729

---------------------------------------------------
SHARES OR PRINCIPAL AMOUNT             MARKET VALUE

SHORT-TERM INVESTMENT 13.1%
$990,507   J.P. Morgan Chase Interest
           Bearing Demand Deposit
           Account                       $  990,507
---------------------------------------------------
TOTAL SHORT-TERM INVESTMENT
           (COST $990,507)                  990,507
---------------------------------------------------
TOTAL INVESTMENTS 107.9%
           (COST $6,646,630)              8,189,236
---------------------------------------------------
LIABILITIES LESS OTHER ASSETS (7.9%)       (597,929)
---------------------------------------------------
NET ASSETS 100.0%                        $7,591,307
---------------------------------------------------

GUIDE TO UNDERSTANDING FOREIGN HOLDINGS

The following abbreviations are used throughout the Schedule of Investments to indicate the country of origin of non-U.S. holdings:

AT   Austria  IT   Italy
BE   Belgium  LX   Luxembourg
FI   Finland  NW   Norway
FR   France   PL   Portugal
GR   Germany  SP   Spain
              SZ   Switzerland

The accompanying notes are an integral part of the financial statements.

(a) Non-income producing security

ADR -- American Depository Receipt

Management Overview

ICON INTERNATIONAL EQUITY FUND

A discussion with the Portfolio Management Team

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

The ICON International Equity Fund, Class Z advanced 29.30% for the six-month period ended March 31, 2004, outpacing its benchmark, the MSCI All Country World Index ex-U.S., which returned 22.77%. The Fund's I shares returned -1.37% since their recent February 6, 2004 inception compared to a 1.81% return for the benchmark, while its Class C shares returned -4.43% since their February 19, 2004 inception compared to a -1.15% return for the benchmark over the same period. Total returns for other periods as of March 31, 2004 are listed on page 21.

The increased interdependency of global economies worked to the Fund's benefit during the period, as international markets mirrored the far-reaching move toward fair value that has bolstered U.S. stocks for more than a year. However, because international issues were largely trading at a deeper discount relative to their domestic counterparts, they closed a considerably wider valuation gap, thereby outperforming the broad U.S. market by a substantial margin.

The  Fund  is  managed  using  an  all-cap   strategy,   meaning  we  invest  in
international securities we believe are undervalued, regardless of their location on the traditional style grid. Our investment approach is not limited by restrictions on market capitalization; the ICON system searches for potential industry leadership regardless of where it emerges.

Even though our approach views investment style as irrelevant, the Fund benefited due to its growth bias during the reporting period, as measured on a traditional price-to-earnings (P/E) basis. For the record, the Fund does not utilize P/E ratio as a valuation measure, regarding it as a static proxy. Instead, we calculate a proprietary value-to-price ratio (V/P) for each industry and security. We view this as more meaningful since it considers the effects of earnings, projected growth, risk, and interest rates (opportunity cost).

WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE PAST SIX MONTHS?

Favorable value-to-price ratios and investor overreactions to geopolitical tensions and world unrest afforded the Fund numerous opportunities to capitalize on underpriced industries that were demonstrating leadership relative to the broader foreign market. While our system continued to detect a cyclical theme leaning toward a recovering global economy, the period was marked by nascent strength among defensive industries. We judged these reversals to be temporary and believe economically sensitive industries can again assume leadership as the recovery gains traction.

Europe remained entrenched in a low-growth environment while facing stiff headwinds from the appreciating euro. Nevertheless, structural reforms seem to be taking hold, which could ultimately prove advantageous for the region. Japan, on the other hand, showed clear signs of internal recovery, having made considerable headway in restoring its debt-burdened banking system. Asia's strength, however, continued to be driven by robust growth in China, which is rapidly establishing itself as an economic powerhouse.

HOW DID THE PORTFOLIO'S COMPOSITION AFFECT FUND PERFORMANCE?

Perhaps the most significant change to the Fund during the period was its transition on January 29, 2004, from the ICON North Europe Region Fund to the diversified ICON International Equity Fund. In light of this expanded mandate, which permits us to invest in equity securities anywhere in the world excluding

[SIDENOTE]

PORTFOLIO PROFILE

March 31, 2004 (unaudited)

Equities                                                                   95.8%

Top 10 Equity Holdings                                                     18.1%

Number of Stocks                                                              86

Cash Equivalents                                                            9.1%

Percentages are based upon net assets.

[SIDENOTE]

TOP 10 EQUITY HOLDINGS

March 31, 2004 (unaudited)

TUI AG                                                                      2.1%

Deutsche Bank AG                                                            2.1%

Companhia Siderurgica Nacional S.A.                                         1.9%

ITV plc                                                                     1.8%

Metro AG                                                                    1.7%

Alcan Inc.                                                                  1.7%

Nokia Oyj                                                                   1.7%

QIAGEN N.V.                                                                 1.7%

Hilton Group plc                                                            1.7%

Georg Fischer AG                                                            1.7%

Percentages are based upon net assets.

the United States, the Fund is now guided by our time-tested strategy of industry and sector rotation. With investment themes increasingly cutting across country borders, correlation studies convinced us to adopt this strategy and replace the Fund's prior focus, which emphasized country rotation.

Against this backdrop, much of the Fund's subsequent restructuring centered on sector allocation rather than country weightings. For example, despite being a leading net and relative contributor to returns, the Fund's overweight position in Information Technology was significantly reduced during the reporting period, as valuation concerns pressured the semiconductor equipment and semiconductors industries. In contrast, sector exposure to relative detractor Materials was enhanced to almost an equal weight, as steel industry fundamentals registered vastly improving relative strength.

Holdings in the Energy sector also detracted  relative to the  benchmark,  while
Leisure  and  Consumer  Staples   contributed  due  to   outperformance  in  the
broadcasting & cable television industry.

Among the Fund's leading individual contributors to performance, semiconductor equipment company ASML Holding NV of the Netherlands advanced on industry-leading market share gains in its core photolithography business. U.K. TV broadcaster Carlton Communications also climbed on anticipated cost synergies from its approved merger with rival firm Granada Plc, but the stock became overvalued during the period and we sold it. An improved current-year outlook bolstered British microchip designer ARM Holdings Plc., and German electronic component supplier Epcos AG posted a four-fold rise in operating profits.

In contrast, Fund returns were hampered by poor performance from Irish discount airline Ryanair Holdings Plc., which tumbled when the company announced its first-ever profit warning. Its free-fall led us to sell the company. Canadian WestJet Airlines Ltd. also declined as government repeal of a planned corporate tax cut forced the Canadian carrier to miss earnings expectations. Analyst downgrades pressured the aluminum industry hurting leading producer Alcan Inc., while steelmaker Dofasco, Inc. of Canada fell as rising energy costs offset record shipments.

WHAT IS YOUR INVESTMENT OUTLOOK FOR THE INTERNATIONAL MARKET?

Although defensive names rebounded during the cyclical pullback of early 2004, we believe this to be a temporary theme reversal. On the basis of valuation and relative strength, we anticipate that economically sensitive sectors will regain their status as market leaders, particularly as the recovery proves sustainable. Given the increased correlation of industries on a global scale, we will continue to seek out market leadership regardless of country origin.

One of the clear examples we're currently seeing is in the wireless telecommunication services industry, where valuation and relative strength have combined to create compelling buying opportunities in countries as varied as Russia, Turkey and China. We continue to seek leading industries, regardless of location, in order to capitalize on projected robust moves toward fair value.

ICON INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------
PERFORMANCE HIGHLIGHTS
March 31, 2004
(unaudited)
--------------------------------------------------------------------------------

- On January 29, 2004, the Fund changed from the region-specific ICON North Europe Region Fund to the diversified ICON International Equity Fund, and its investment strategy now allows investments in equity securities anywhere in the world excluding the United States.

- Valuation led us to overweight small- and mid-capitalization foreign companies, which aided relative performance.

-    All sectors owned in the Fund had positive performance during the period.

- Among the Fund's strongest-performing holdings during the period were ASML Holding N.V. of the Netherlands and Carlton Communications from the United Kingdom.

- Our methodology led us to hold a significant position in the Information Technology sector, and the Fund's holdings in this sector contributed to returns.

-    Our stockpicking in the broadcasting & TV industry added to returns.

--------------------------------------------------------------------------------
TOP 10 COUNTRIES
March 31, 2004
(unaudited)
--------------------------------------------------------------------------------

Germany                                                            19.1%

Japan                                                              13.8%

United Kingdom                                                      7.6%

Canada                                                              7.3%

Hong Kong                                                           5.8%

Sweden                                                              4.8%

Netherlands                                                         4.4%

Austria                                                             4.3%

Finland                                                             4.1%

Mexico                                                              3.2%

 Percentages are based upon net assets.
--------------------------------------------------------------------------------
SECTOR COMPOSITION
March 31, 2004
(unaudited)
--------------------------------------------------------------------------------

Industrials                                                        19.8%

Financial                                                          16.7%

Materials                                                          14.7%

Consumer Discretionary                                             12.6%

Information Technology                                             10.0%

Leisure and Consumer Staples                                        8.3%

Telecommunication & Utilities                                       7.7%

Energy                                                              4.3%

Health Care                                                         1.7%

Percentages are based upon net assets.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
as of March 31, 2004
(unaudited)
--------------------------------------------------------------------------------

                                     SIX MONTHS
                                      INCEPTION     ENDED       ONE     FIVE       SINCE
                                        DATE       3/31/04*     YEAR    YEARS    INCEPTION
------------------------------------------------------------------------------------------
ICON International Equity
 Fund-Class Z                        2/18/97        29.30%     87.81%   5.28%      6.59%
------------------------------------------------------------------------------------------
MSCI ACWI ex-U.S.                                   22.77%     59.91%   2.03%      4.08%
------------------------------------------------------------------------------------------
ICON International Equity
 Fund-Class I                         2/6/04         N/A        N/A     N/A       -1.37%
------------------------------------------------------------------------------------------
MSCI ACWI ex-U.S.                                    N/A        N/A     N/A        1.81%
------------------------------------------------------------------------------------------
ICON International Equity
 Fund-Class C                        2/19/04         N/A        N/A     N/A       -4.43%
------------------------------------------------------------------------------------------
MSCI ACWI ex-U.S.                                    N/A        N/A     N/A       -1.15%
------------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative index can be found on pages 2 and 3. The Fund's name and investment strategy changed effective January 29, 2004. The Fund's past performance would have been different if the current strategy had been in effect. Performance shown is for the Fund's Class Z shares, which are available only to grandfathered and institutional investors. Performance for the Fund's other classes will vary due to differences in charges and expenses.

* Not annualized.

--------------------------------------------------------------------------------
VALUE OF A
$10,000 INVESTMENT
through March 31, 2004
--------------------------------------------------------------------------------

[LINE GRAPH]

                                   ICON INTERNATIONAL EQUITY FUND-
                                                CLASS Z                       MSCI ACWI EX-U.S.
                                   -------------------------------           -----------------
2/18/97                                          10000                              10000
3/31/97                                          10230                              10028
3/31/98                                          12900                              11659
3/31/99                                          12171                              12019
3/31/00                                          15585                              15490
3/31/01                                          12239                              11337
3/31/02                                          11146                              10680
3/31/03                                           8354                               8312
3/31/04                                          15744                              13291

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund on its inception date of 2/18/97 to a $10,000 investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends, capital gain distributions and tax return of capital but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Schedule of Investments
(unaudited)

ICON INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
March 31, 2004
--------------------------------------------------------------------------------

SHARES OR PRINCIPAL AMOUNT             MARKET VALUE
---------------------------------------------------
COMMON STOCKS (FOREIGN) 95.8%

CONSUMER DISCRETIONARY 12.6%
APPAREL ACCESSORIES & LUXURY GOODS 1.0%
     5,576   Hugo Boss AG (GR)          $   123,342
AUTOMOBILE MANUFACTURERS 2.2%
     3,665   DaimlerChrysler AG (GR)        153,064
     3,000   Toyota Motor Corporation
             (JP)                           111,611
---------------------------------------------------
                                            264,675

CONSUMER ELECTRONICS 0.7%
     2,868   Koninklijke (Royal)
             Philips Electronics N.V.
             (NE)                            83,068
FOOTWEAR 1.7%
       900   Puma AG Rudolf Dassler
             Sport (GR)                     198,244

HOME IMPROVEMENT RETAIL 0.8%
     4,500   RONA inc. (CN)(a)              100,118

HOMEBUILDING 0.7%
     2,100   Daito Trust Construction
             Co., Ltd. (JP)                  82,170

HOUSEHOLD APPLIANCES 1.1%
    10,000   Makita Corporation (JP)        128,548

HOUSEWARES & SPECIALTIES 0.7%
    18,000   Noritake Co., Limited
             (JP)                            83,030

SPECIALTY STORES 1.5%
     6,247   Douglas Holding AG (GR)        180,169

COMPUTER & ELECTRONIC -- RETAIL 0.8%
    13,400   Elektra Comercial S.A. de
             C.V. (MX)(a)                    88,654

TIRES & RUBBER 1.4%
     4,306   Continental AG (GR)            170,181
---------------------------------------------------
TOTAL CONSUMER DISCRETIONARY              1,502,199

ENERGY 4.3%
INTEGRATED OIL & GAS 0.8%
       526   OMV AG (AT)                     99,612

OIL & GAS DRILLING 0.8%
    10,085   Smedvig ASA (NW)                93,331

OIL & GAS EQUIPMENT & SERVICES 2.7%
     8,700   Enerflex Systems Ltd.
             (CN)                           158,477
    42,300   Peak Energy Services Ltd.
             (CN)(a)                        158,675
---------------------------------------------------
                                            317,152
---------------------------------------------------
TOTAL ENERGY                                510,095

FINANCIAL 16.7%
CONSUMER FINANCE 3.4%
     1,000   Acom Co., Ltd. (JP)             73,209
     3,800   Credit Saison Co., Ltd.
             (JP)                           114,264
     1,000   ORIX Corporation (JP)          110,905
     7,600   Provident Financial plc
             (UK)                           102,271
---------------------------------------------------
                                            400,649

---------------------------------------------------
SHARES OR PRINCIPAL AMOUNT             MARKET VALUE

DIVERSIFIED BANKS 3.0%
    12,293   Barclays PLC (UK)          $   108,362
     4,585   Danske Bank A/S (DE)           103,847
     2,465   KBC
             Bankverzekeringsholding
             (BE)                           144,392
---------------------------------------------------
                                            356,601

DIVERSIFIED CAPITAL MARKETS 2.1%
     2,968   Deutsche Bank AG (GR)          248,000

LIFE & HEALTH INSURANCE 2.7%
    71,980   Legal & General Group plc
             (UK)                           125,236
    47,767   Skandia Forsakrings AB
             (SW)                           189,405
---------------------------------------------------
                                            314,641

PROPERTY & CASUALTY INSURANCE 0.9%
    10,000   Mitsui Sumitomo Insurance
             Company, Limited (JP)          106,703

REAL ESTATE MANAGEMENT &
DEVELOPMENT 2.5%
   460,000   China Overseas Land &
             Investment Limited (HK)        104,075
    55,000   Hysan Development Company
             Limited (HK)                    95,519
   160,000   Sino Land Company Limited
             (HK)                           100,214
---------------------------------------------------
                                            299,808

REGIONAL BANKS 1.3%
    12,000   The 77 Bank, Ltd. (JP)          75,106
    14,000   The Bank of Yokohama,
             Ltd. (JP)                       82,420
---------------------------------------------------
                                            157,526

SPECIALIZED FINANCE 0.8%
     7,169   OMHEX AB (SW)(a)               100,578
---------------------------------------------------
TOTAL FINANCIAL                           1,984,506

HEALTH CARE 1.7%
BIOTECHNOLOGY 1.7%
    15,417   QIAGEN N.V. (GR)(a)            202,331
---------------------------------------------------
TOTAL HEALTH CARE                           202,331

INDUSTRIALS 19.8%
AEROSPACE & DEFENSE 1.1%
     4,000   Empresa Brasileira de
             Aeronautica S.A.
             (Embraer) -- ADR               128,400

AIRLINES 3.3%
     8,500   Austrian Airlines/
             Osterreichische
             Luftverkehrs AG (AT)(a)        126,183
    10,942   Deutsche Lufthansa AG
             (GR)                           179,334
     4,600   WestJet Airlines Ltd.
             (CN)(a)                         91,877
---------------------------------------------------
                                            397,394

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
March 31, 2004
--------------------------------------------------------------------------------

SHARES OR PRINCIPAL AMOUNT             MARKET VALUE
---------------------------------------------------
BUILDING PRODUCTS 2.3%
     2,900   Compagnie de Saint-Gobain
             (FR)                       $   146,713
     4,150   Uponor Oyj (FI)                124,846
---------------------------------------------------
                                            271,559

CONSTRUCTION, FARM MACHINERY & HEAVY
TRUCKS 2.2%
    40,900   Global Railway Industries
             Ltd. (CN)(a)                   133,818
     3,907   Volvo AB (SW)                  128,846
---------------------------------------------------
                                            262,664

INDUSTRIAL CONGLOMERATES 1.0%
    30,000   Alfa, S.A. (MX)(a)             113,850

INDUSTRIAL MACHINERY 2.8%
       880   Georg Fischer AG (SZ)(a)       198,545
     9,000   Komori Corporation (JP)        140,505
---------------------------------------------------
                                            339,050

MARINE 2.2%
   172,000   China Shipping
             Development Company
             Limited (HK)                   117,898
    27,000   Kawasaki Kisen Kaisha,
             Ltd. (JP)                      140,102
---------------------------------------------------
                                            258,000
HIGHWAYS & RAILTRACKS 1.2%
   190,000   Zhejiang Expressway Co.,
             Ltd. (HK)                      140,263

TRADING COMPANIES & DISTRIBUTORS 1.4%
     9,000   Mitsui & Co., Ltd. (JP)         81,060
     9,000   Sumitomo Corporation (JP)       81,099
---------------------------------------------------
                                            162,159

TRUCKING 2.3%
     2,900   DSV, De Sammensluttede
             Vognmaend af 13-7-1976
             A/S (DE)                       123,828
    15,000   Seino Transportation Co.,
             Ltd. (JP)                      153,851
---------------------------------------------------
                                            277,679
---------------------------------------------------
TOTAL INDUSTRIALS                         2,351,018

INFORMATION TECHNOLOGY 10.0%
COMMUNICATIONS EQUIPMENT & SERVICES 3.8%
     9,600   China Unicom Limited --
             ADR                             86,496
    73,414   Nera ASA (NW)(a)               160,356
    10,070   Nokia Oyj (FI)                 205,096
---------------------------------------------------
                                            451,948

ELECTRONIC EQUIPMENT
MANUFACTURERS 0.9%
     4,650   Epcos AG (GR)(a)               105,144

---------------------------------------------------
SHARES OR PRINCIPAL AMOUNT             MARKET VALUE

IT CONSULTING & OTHER SERVICES 2.6%
     5,259   TietoEnator Oyj (FI)       $   159,812
    59,285   WM-data AB (SW)(a)             149,529
---------------------------------------------------
                                            309,341

OFFICE ELECTRONICS 1.2%
     8,468   Oce N.V. (NE)                  143,948

SEMICONDUCTOR EQUIPMENT 1.5%
     9,578   ASML Holding N.V. (NE)(a)      175,371
---------------------------------------------------
TOTAL INFORMATION TECHNOLOGY              1,185,752

LEISURE AND CONSUMER STAPLES 8.3%
BROADCASTING & CABLE TV 1.9%
    85,117   ITV plc (UK)(a)                208,446
    10,915   ITV plc -- Convertible
             Shares (UK)(a)                  15,015
---------------------------------------------------
                                            223,461

CASINOS & GAMING 1.7%
    48,048   Hilton Group plc (UK)          200,834

HOTELS, RESORTS & CRUISE LINES 2.1%
    11,124   TUI AG (GR)                    254,405

HYPERMARKETS & SUPER CENTERS 1.8%
     4,828   Metro AG (GR)                  207,156

PUBLISHING 0.8%
     5,140   Schibsted ASA (NW)              93,742
---------------------------------------------------
TOTAL LEISURE AND CONSUMER STAPLES          979,598

MATERIALS 14.7%
ALUMINUM 1.7%
     4,600   Alcan Inc.                     206,034

CONSTRUCTION MATERIALS 2.3%
     4,600   Cemex S.A. de C.V. -- ADR      137,172
     6,400   RHI AG (AT)(a)                 138,764
---------------------------------------------------
                                            275,936

DIVERSIFIED CHEMICALS 1.0%
     3,355   Akzo Nobel N.V. (NE)           124,121

DIVERSIFIED METALS & MINING 1.1%
   243,000   Jiangxi Copper Company
             Ltd. (HK)                      131,775

FOREST PRODUCTS 0.8%
     8,000   Nexfor Inc. (CN)                88,933

INDUSTRIAL GASES 1.1%
     2,391   Linde AG (GR)                  126,999

(unaudited)

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
March 31, 2004
--------------------------------------------------------------------------------

SHARES OR PRINCIPAL AMOUNT             MARKET VALUE
---------------------------------------------------
METAL & GLASS CONTAINERS 1.3%
     4,000   Toyo Seikan Kaisha, Ltd.
             (JP)                       $    79,733
    63,000   Vitro, S.A. de C.V. (MX)        78,510
---------------------------------------------------
                                            158,243

STEEL 5.4%
     1,790   Boehler-Uddeholm AG (AT)       145,694
     3,300   Companhia Siderurgica
             Nacional S.A. -- ADR           225,060
     5,148   Dofasco Inc. (CN)              133,180
    10,197   Hylsamex, S.A. de C.V.
             (MX)(a)                         10,425
     6,500   ThyssenKrupp AG (GR)           121,101
---------------------------------------------------
                                            635,460
---------------------------------------------------
TOTAL MATERIALS                           1,747,501

TELECOMMUNICATION & UTILITIES 7.7%
INTEGRATED TELECOMMUNICATION
SERVICES 1.3%
     4,199   TDC A/S (DE)                   153,551

WATER UTILITIES 1.2%
    14,061   AWG plc (UK)                   142,195

WIRELESS TELECOMMUNICATIONS
SERVICES 5.2%
    48,220   America Movil S.A. de
             C.V. (MX)                       93,159
     1,900   AO VimpelCom(a) -- ADR         197,581
     7,400   STET Hellas
             Telecommunications
             S.A. -- ADR                    150,960
     5,100   Turkcell Iletisim
             Hizmetleri A.S.(a) -- ADR      182,325
---------------------------------------------------
                                            624,025
---------------------------------------------------
TOTAL TELECOMMUNICATION & UTILITIES         919,771
---------------------------------------------------
TOTAL COMMON STOCKS
             (COST $9,136,101)           11,382,771

---------------------------------------------------
SHARES OR PRINCIPAL AMOUNT             MARKET VALUE

SHORT-TERM INVESTMENTS 9.1%
FOREIGN CURRENCY CONTRACTS 0.0%
$       31   British Pounds             $        57
---------------------------------------------------
TOTAL FOREIGN CURRENCY CONTRACTS                 57

INTEREST BEARING DEMAND DEPOSIT 9.1%
 1,083,016   J.P. Morgan Chase
             Interest Bearing Demand
             Deposit Account              1,083,016
---------------------------------------------------
TOTAL INTEREST BEARING DEMAND DEPOSIT     1,083,016
---------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
             (COST $1,083,060)            1,083,073
---------------------------------------------------
TOTAL INVESTMENTS 104.9%
             (COST $10,219,161)          12,465,844
---------------------------------------------------
LIABILITIES LESS OTHER ASSETS (4.9%)       (583,881)
---------------------------------------------------
NET ASSETS 100.0%                       $11,881,963
---------------------------------------------------

GUIDE TO UNDERSTANDING FOREIGN HOLDINGS

The following abbreviations are used throughout the Schedule of Investments to indicate the country of origin of non-U.S. holdings:

AT   Austria    JP   Japan
BE   Belgium    MX   Mexico
CN   Canada     NE   Netherlands
DE   Denmark    NW   Norway
FI   Finland    SW   Sweden
FR   France     SZ   Switzerland
GR   Germany    UK   United Kingdom
HK   Hong Kong

The accompanying notes are an integral part of the financial statements.

(a) Non-income producing security

ADR -- American Depositary Receipt

Statements of Assets and Liabilities
(unaudited)

                                                              --------------   --------------   --------------
MARCH 31, 2004                                                     ICON             ICON             ICON
                                                               ASIA-PACIFIC        EUROPE       INTERNATIONAL
                                                               REGION FUND          FUND         EQUITY FUND
                                                               ------------    --------------   --------------
ASSETS
  Investments, at cost                                         $13,308,311       $6,646,630      $10,219,161
                                                              --------------   --------------   --------------
  Investments, at value                                         16,309,695        8,189,236       12,465,844
  Cash                                                              18,845           35,308                -
  Receivables:
    Fund shares sold                                                57,127           20,072           87,700
    Investments sold                                                     -                -          302,322
    Interest                                                            37               34               50
    Dividends                                                       37,942           12,131           47,012
  Other assets                                                         460              421              568
                                                              --------------   --------------   --------------
  Total Assets                                                  16,424,106        8,257,202       12,903,496
                                                              --------------   --------------   --------------

LIABILITIES
  Payables:
    Due to custodian bank                                                -                -          192,272
    Fund shares redeemed                                            98,186                -                -
    Investments bought                                                   -          641,592          790,676
    Advisory fees                                                   13,456            5,881            9,561
    Accrued distribution fees                                            -                -              166
    Fund accounting, custodial and transfer agent fees               8,696            4,092            6,878
    Administration fees                                                673              294              478
  Accrued expenses                                                  19,911           14,036           21,502
                                                              --------------   --------------   --------------
  Total Liabilities                                                140,922          665,895        1,021,533
                                                              --------------   --------------   --------------
NET ASSETS -- ALL SHARE CLASSES                                $16,283,184       $7,591,307      $11,881,963
                                                              --------------   --------------   --------------
NET ASSETS -- CLASS I                                          $         -       $        -      $ 1,234,056
                                                              --------------   --------------   --------------
NET ASSETS -- CLASS C                                          $         -       $        -      $   134,599
                                                              --------------   --------------   --------------
NET ASSETS -- CLASS Z                                          $         -       $        -      $10,513,308
                                                              ==============   ==============   ==============
  Shares outstanding (unlimited shares authorized, no par
    value)
    Class I                                                      1,807,377          638,924          114,202
    Class C                                                              -                -           12,469
    Class Z                                                              -                -          972,764
  Net asset value (offering price and redemption price per
    share)
    Class I                                                    $      9.01       $    11.88      $     10.81
    Class C                                                              -                -      $     10.79
    Class Z                                                              -                -      $     10.81

The accompanying notes are an integral part of the financial statements.

Statements of Operations
(unaudited)

                                                              --------------   --------------   --------------
FOR THE SIX MONTHS ENDED MARCH 31, 2004                            ICON             ICON             ICON
                                                               ASIA-PACIFIC        EUROPE       INTERNATIONAL
                                                               REGION FUND          FUND         EQUITY FUND
                                                               ------------    --------------   --------------
INVESTMENT INCOME
  Interest                                                      $       39       $      125       $      394
  Dividends                                                        114,163           16,994           86,048
  Foreign taxes withheld                                           (11,920)          (3,024)         (10,763)
                                                              --------------   --------------   --------------
  Total Investment Income                                          102,282           14,095           75,679
                                                              --------------   --------------   --------------

EXPENSES
  Advisory fees                                                     72,731           33,393           52,442
  Distribution fees:
    Class I                                                              -                -              103
    Class C                                                              -                -               88
  Fund accounting, custodial and transfer agent fees                32,488           16,886           22,635
  Administration fees                                                3,600            1,824            2,429
  Audit fees                                                           918              424              664
  Registration fees                                                  8,626            8,621            9,416
  Legal fees                                                           212              154              120
  Insurance expense                                                    254              224              240
  Trustee fees and expenses                                            487              412              467
  Shareholder reports                                                1,396              689            1,052
  Interest expense                                                      11               18                -
  Other expenses                                                    15,448           12,899           14,374
                                                              --------------   --------------   --------------
  Total Expenses                                                   136,171           75,544          104,030
                                                              --------------   --------------   --------------
NET INVESTMENT (LOSS)                                              (33,889)         (61,449)         (28,351)
                                                              --------------   --------------   --------------

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
  Net realized gain from investment transactions                   438,815        1,059,056        3,224,538
  Net realized gain/(loss) from foreign currency
    translations                                                      (156)              72              417
  Change in unrealized net appreciation/(depreciation):
    on securities                                                1,428,070          485,977         (504,423)
    on other assets and liabilities denominated in foreign
      currency                                                         570             (183)             642
                                                              --------------   --------------   --------------
  Net realized and unrealized gain on investments                1,867,299        1,544,922        2,721,174
                                                              --------------   --------------   --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $1,833,410       $1,483,473       $2,692,823
                                                              ==============   ==============   ==============

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets
(unaudited)

                                                                           ICON ASIA-PACIFIC
                                                                              REGION FUND
                                                              -------------------------------------------
                                                              Six months ended
                                                               March 31, 2004              Year ended
                                                                (unaudited)            September 30, 2003
                                                              ----------------         ------------------
OPERATIONS
  Net investment income/(loss)                                  $   (33,889)              $    45,529
  Net realized gain from investment transactions                    438,815                   745,694
  Net realized (loss) from foreign currency translations               (156)                   (1,457)
  Change in unrealized appreciation on securities and
    foreign currency translations                                 1,428,640                   868,520
                                                              ----------------         ------------------
  Net increase in net assets resulting from operations            1,833,410                 1,658,286
                                                              ----------------         ------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income                                             (39,164)                        -
  Net realized gains                                                      -                         -
                                                              ----------------         ------------------
  Net decrease from dividends and distributions                     (39,164)                        -
                                                              ----------------         ------------------
FUND SHARE TRANSACTIONS
  Shares sold                                                    13,850,495                 6,269,616
  Reinvested dividends and distributions                             39,063                         -
  Shares repurchased                                             (5,484,830)               (8,770,250)
                                                              ----------------         ------------------
  Net increase/(decrease) from fund share transactions            8,404,728                (2,500,634)
                                                              ----------------         ------------------
  Total net increase/(decrease) in net assets                    10,198,974                  (842,348)
NET ASSETS
  Beginning of period                                             6,084,210                 6,926,558
                                                              ----------------         ------------------
  End of period                                                 $16,283,184               $ 6,084,210
                                                              ----------------         ------------------
NET ASSETS CONSIST OF
  Paid-in capital                                               $22,803,029               $14,398,301
  Accumulated undistributed net investment income/(loss)            (33,890)                   39,163
  Accumulated undistributed net realized (loss) from
    investments                                                  (8,768,662)               (9,207,477)
  Accumulated net realized (loss) from foreign currency
    translations                                                   (719,191)                 (719,035)
  Unrealized appreciation/(depreciation):
    on securities                                                 3,001,384                 1,573,314
    on other assets and liabilities denominated in foreign
     currency                                                           514                       (56)
                                                              ----------------         ------------------
NET ASSETS                                                      $16,283,184               $ 6,084,210
                                                              ================         ==================
TRANSACTIONS IN FUND SHARES
  Shares sold                                                     1,649,995                   879,754
  Reinvested dividends and distributions                              4,835                         -
  Shares repurchased                                               (645,384)               (1,302,144)
                                                              ----------------         ------------------
  Net increase/(decrease)                                         1,009,446                  (422,390)
  Shares outstanding beginning of period                            797,931                 1,220,321
                                                              ----------------         ------------------
  Shares outstanding end of period                                1,807,377                   797,931
                                                              ================         ==================
PURCHASE AND SALES OF INVESTMENT SECURITIES
  (excluding Short-Term Securities)
  Purchase of securities                                        $13,575,890               $ 5,375,821
  Proceeds from sales of securities                               5,258,853                 7,711,768

The accompanying notes are an integral part of the financial statements.

(unaudited)

                                                                           ICON EUROPE FUND
                                                              -------------------------------------------
                                                              Six months ended
                                                               March 31, 2004              Year ended
                                                                (unaudited)            September 30, 2003
                                                              ----------------         ------------------
OPERATIONS
  Net investment income/(loss)                                  $   (61,449)              $   (19,824)
  Net realized gain from investment transactions                  1,059,056                   558,317
  Net realized gain from foreign currency translations                   72                       691
  Change in unrealized appreciation on securities and
    foreign currency translations                                   485,794                 1,568,069
                                                              ----------------         ------------------
  Net increase in net assets resulting from operations            1,483,473                 2,107,253
                                                              ----------------         ------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income                                                   -                         -
  Net realized gains                                                      -                         -
                                                              ----------------         ------------------
  Net decrease from dividends and distributions                           -                         -
                                                              ----------------         ------------------
FUND SHARE TRANSACTIONS
  Shares sold                                                     3,720,070                21,160,657
  Reinvested dividends and distributions                                  -                         -
  Shares repurchased                                             (6,874,685)              (18,624,601)
                                                              ----------------         ------------------
  Net increase/(decrease) from fund share transactions           (3,154,615)                2,536,056
                                                              ----------------         ------------------
  Total net increase/(decrease) in net assets                    (1,671,142)                4,643,309
NET ASSETS
  Beginning of period                                             9,262,449                 4,619,140
                                                              ----------------         ------------------
  End of period                                                 $ 7,591,307               $ 9,262,449
                                                              ----------------         ------------------
NET ASSETS CONSIST OF
  Paid-in capital                                               $ 7,127,866               $10,282,481
  Accumulated undistributed net investment income/(loss)            (61,449)                        -
  Accumulated undistributed net realized (loss) from
    investments                                                    (663,426)               (1,722,482)
  Accumulated net realized (loss) from foreign currency
    translations                                                   (354,341)                 (354,413)
  Unrealized appreciation:
    on securities                                                 1,542,606                 1,056,629
    on other assets and liabilities denominated in foreign
     currency                                                            51                       234
                                                              ----------------         ------------------
NET ASSETS                                                      $ 7,591,307               $ 9,262,449
                                                              ================         ==================
TRANSACTIONS IN FUND SHARES
  Shares sold                                                       336,843                 2,507,561
  Reinvested dividends and distributions                                  -                         -
  Shares repurchased                                               (639,072)               (2,190,470)
                                                              ----------------         ------------------
  Net increase/(decrease)                                          (302,229)                  317,091
  Shares outstanding beginning of period                            941,153                   624,062
                                                              ----------------         ------------------
  Shares outstanding end of period                                  638,924                   941,153
                                                              ================         ==================
PURCHASE AND SALES OF INVESTMENT SECURITIES
  (excluding Short-Term Securities)
  Purchase of securities                                        $ 3,735,632               $ 8,271,751
  Proceeds from sales of securities                               6,784,080                 6,013,474

The accompanying notes are an integral part of the financial statements.

                                                                    ICON INTERNATIONAL EQUITY FUND
                                                              -------------------------------------------
                                                              Six months ended
                                                               March 31, 2004              Year ended
                                                                (unaudited)            September 30, 2003
                                                              ----------------         ------------------
OPERATIONS
 Net investment income/(loss)                                   $   (28,351)              $    75,481
 Net realized gain from investment transactions                   3,224,538                   120,749
 Net realized gain from foreign currency translations                   417                     3,777
 Change in unrealized appreciation/(depreciation) on
   securities and foreign currency translations                    (503,781)                2,997,553
                                                              ----------------         ------------------
 Net increase in net assets resulting from operations             2,692,823                 3,197,560
                                                              ----------------         ------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income
   Class I                                                                -                         -
   Class C                                                                -                         -
   Class Z                                                          (57,934)                  (84,595)
 Net realized gains
   Class I                                                                -                         -
   Class C                                                                -                         -
   Class Z                                                                -                         -
                                                              ----------------         ------------------
 Net decrease from dividends and distributions                      (57,934)                  (84,595)
                                                              ----------------         ------------------
FUND SHARE TRANSACTIONS
 Shares sold
   Class I                                                        1,217,107                         -
   Class C                                                          137,165                         -
   Class Z                                                        2,826,658                10,203,582
 Reinvested dividends and distributions
   Class I                                                                -                         -
   Class C                                                                -                         -
   Class Z                                                           57,395                    84,466
 Shares repurchased
   Class I                                                           (3,400)                        -
   Class C                                                                -                         -
   Class Z                                                       (5,575,350)              (11,035,500)
                                                              ----------------         ------------------
 Net (decrease) from fund share transactions                     (1,340,425)                 (747,452)
                                                              ----------------         ------------------
 Total net increase in net assets                                 1,294,464                 2,365,513
NET ASSETS
 Beginning of period                                             10,587,499                 8,221,986
                                                              ----------------         ------------------
 End of period                                                  $11,881,963               $10,587,499
                                                              ----------------         ------------------
NET ASSETS CONSIST OF
 Paid-in capital                                                $ 8,929,140               $10,269,565
 Accumulated undistributed net investment income/(loss)             (86,285)                        -
 Accumulated undistributed net realized gain/(loss) from
   investments                                                    1,465,192                (1,759,346)
 Accumulated net realized (loss) from foreign currency
   translations                                                    (674,146)                 (674,563)
 Unrealized appreciation:
   on securities                                                  2,246,670                 2,751,093
   on other assets and liabilities denominated in foreign
     currency                                                         1,392                       750
                                                              ----------------         ------------------
NET ASSETS                                                      $11,881,963               $10,587,499
                                                              ================         ==================
TRANSACTIONS IN FUND SHARES
 Shares sold
   Class I                                                          114,519                         -
   Class C                                                           12,469                         -
   Class Z                                                          275,634                 1,344,165
 Reinvested dividends and distributions
   Class I                                                                -                         -
   Class C                                                                -                         -
   Class Z                                                            5,845                    13,781
 Shares repurchased
   Class I                                                             (317)                        -
   Class C                                                                -                         -
   Class Z                                                         (568,069)               (1,478,885)
                                                              ----------------         ------------------
 Net (decrease)                                                    (159,919)                 (120,939)
 Shares outstanding beginning of period                           1,259,354                 1,380,293
                                                              ----------------         ------------------
 Shares outstanding end of period                                 1,099,435                 1,259,354
                                                              ================         ==================
PURCHASE AND SALES OF INVESTMENT SECURITIES
 (excluding Short-Term Securities)
 Purchase of securities                                         $ 6,906,260               $ 8,232,853
 Proceeds from sales of securities                                8,752,592                 8,866,056

The accompanying notes are an integral part of the financial statements.

Financial Highlights

                                                     ----------------------------------------------------------------------------
                                                                            ICON ASIA-PACIFIC REGION FUND
                                                     ----------------------------------------------------------------------------
                                                     Six Months
                                                        Ended
                                                      March 31,
                                                        2004                          Year Ended September 30,
                                                     (unaudited)      2003         2002         2001         2000         1999
                                                     -----------    ---------    ---------    ---------    ---------    ---------

Net asset value, beginning of period                   $  7.62       $ 5.68       $  6.81      $ 10.25      $ 10.87      $  6.09
                                                     -----------    ---------    ---------    ---------    ---------    ---------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income/(loss)(x)                        (0.02)        0.04         (0.19)        0.07         0.03        (0.01)
  Net realized and unrealized gains/(losses) on
    investments                                           1.43         1.90         (0.91)       (3.51)       (0.65)        4.79
                                                     -----------    ---------    ---------    ---------    ---------    ---------
Total from investment operations                          1.41         1.94         (1.10)       (3.44)       (0.62)        4.78
                                                     -----------    ---------    ---------    ---------    ---------    ---------

LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income                   (0.02)           -             -            -            -            -
  Distributions from net realized gains                      -            -             -            -            -            -
  Return of capital                                          -            -         (0.03)           -            -            -
                                                     -----------    ---------    ---------    ---------    ---------    ---------
Total distributions                                      (0.02)           -         (0.03)           -            -            -
                                                     -----------    ---------    ---------    ---------    ---------    ---------
Net asset value, end of period                         $  9.01       $ 7.62       $  5.68      $  6.81      $ 10.25      $ 10.87
                                                     ===========    =========    =========    =========    =========    =========

Total return                                             18.56%       34.15%       (16.29)%     (33.56)%      (5.70)%      78.49%

Net assets, end of period (in thousands)               $16,283       $6,084       $ 6,927      $19,684      $25,710      $33,564
Average net assets for the period (in thousands)        14,506        6,683        12,142       18,749       32,629       29,191
Ratio of expenses to average net assets*                  1.87%        1.98%         1.66%        1.70%        1.53%        1.59%
Ratio of net investment income/(loss) to average
  net assets*                                            (0.47)%       0.68%        (0.23)%       0.75%        0.24%       (0.57)%
Portfolio turnover rate                                  37.58%       81.44%        14.43%       55.58%      101.88%       62.82%

(x) Calculated using the average share method
 *  Annualized for periods less than one year

The accompanying notes are an integral part of the financial statements.

                                                     ----------------------------------------------------------------------------
                                                                                   ICON EUROPE FUND
                                                     ----------------------------------------------------------------------------
                                                     Six Months
                                                        Ended
                                                      March 31,
                                                        2004                          Year Ended September 30,
                                                     (unaudited)      2003         2002         2001         2000         1999
                                                     -----------    ---------    ---------    ---------    ---------    ---------

Net asset value, beginning of period                   $ 9.84        $  7.40      $ 8.13       $10.14       $10.12       $11.87
                                                     -----------    ---------    ---------    ---------    ---------    ---------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income/(loss)(x)                       (0.10)         (0.02)      (0.04)        0.05         0.02         0.02
  Net realized and unrealized gains/(losses) on
    investments                                          2.14           2.46       (0.67)       (2.06)           -         1.06
                                                     -----------    ---------    ---------    ---------    ---------    ---------
Total from investment operations                         2.04           2.44       (0.71)       (2.01)        0.02         1.08
                                                     -----------    ---------    ---------    ---------    ---------    ---------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income                      -              -       (0.02)           -            -        (0.03)
  Distributions from net realized gains                     -              -           -            -            -        (2.80)
                                                     -----------    ---------    ---------    ---------    ---------    ---------
Total distributions                                         -              -       (0.02)           -            -        (2.83)
                                                     -----------    ---------    ---------    ---------    ---------    ---------
Net asset value, end of period                         $11.88        $  9.84      $ 7.40       $ 8.13       $10.14       $10.12
                                                     ===========    =========    =========    =========    =========    =========

Total return                                            20.73%         32.97%      (8.76)%     (19.82)%       0.20%        6.41%

Net assets, end of period (in thousands)               $7,591        $ 9,262      $4,619       $7,397       $6,560       $5,298
Average net assets for the period (in thousands)        6,660          6,774       5,706        7,935        7,109        8,107
Ratio of expenses to average net assets*                 2.26%          1.87%       2.14%        1.96%        1.80%        1.81%
Ratio of net investment income/(loss) to average
  net assets*                                           (1.84)%        (0.29)%     (0.42)%       0.55%        0.18%       (0.53)%
Portfolio turnover rate                                 57.64%        101.37%      12.26%       84.49%       62.17%       70.65%

(x) Calculated using the average share method

 *  Annualized for periods less than one year

The accompanying notes are an integral part of the financial statements.

                             ---------------------------------------------------
                                       ICON INTERNATIONAL EQUITY FUND
                             ---------------------------------------------------
                                  Class I             Class C          Class Z
                              For the period      For the period     Six Months
                             February 6, 2004    February 19, 2004      Ended
                              (inception) to      (inception) to      March 31,
                              March 31, 2004      March 31, 2004        2004
                                (unaudited)         (unaudited)      (unaudited)
                             -----------------   -----------------   -----------

Net asset value, beginning
of period                         $10.96              $11.29           $  8.41
                             -----------------   -----------------   -----------
INCOME FROM INVESTMENT
OPERATIONS
 Net investment
   income/(loss)(x)                (0.04)              (0.08)            (0.08)
 Net realized and
   unrealized
   gains/(losses) on
   investments                     (0.11)              (0.42)             2.54
                             -----------------   -----------------   -----------
Total from investment
 operations                        (0.15)              (0.50)             2.46
                             -----------------   -----------------   -----------
LESS DIVIDENDS AND
DISTRIBUTIONS
 Dividends from net
   investment income                   -                   -             (0.06)
 Distributions from net
   realized gains                      -                   -                 -
 Return of Capital                     -                   -                 -
                             -----------------   -----------------   -----------
Total distributions                    -                   -             (0.06)
                             -----------------   -----------------   -----------
Net asset value, end of
 period                           $10.81              $10.79           $ 10.81
                             =================   =================   ===========

Total return                       (1.37)%(b)          (4.43)%(b)        29.30%

Net assets, end of period
 (in thousands)                   $1,234              $  135           $10,513
Average net assets for the
 period (in thousands)                82                  18            10,358
Ratio of expenses to
 average net assets*                2.23%               2.98%             1.98%
Ratio of net investment
 income/(loss) to average
 net assets*                       (0.79)%             (1.54)%           (0.54)%
Portfolio turnover rate            68.37%(a)           68.37%(a)         68.37%(a)

                            ---------------------------------------------------------
                                         ICON INTERNATIONAL EQUITY FUND
                            ---------------------------------------------------------

                                                     Class Z
                                            Year Ended September 30,
                              2003        2002        2001        2000        1999
                            ---------   ---------   ---------   ---------   ---------
Net asset value, beginning
of period                    $  5.96     $  7.24     $ 11.79     $ 11.74     $ 11.63
                            ---------   ---------   ---------   ---------   ---------
INCOME FROM INVESTMENT
OPERATIONS
 Net investment
   income/(loss)(x)             0.06        0.04        0.09        0.04       (0.05)
 Net realized and
   unrealized
   gains/(losses) on
   investments                  2.45       (1.25)      (3.31)       1.21        1.51
                            ---------   ---------   ---------   ---------   ---------
Total from investment
 operations                     2.51       (1.21)      (3.22)       1.25        1.46
                            ---------   ---------   ---------   ---------   ---------
LESS DIVIDENDS AND
DISTRIBUTIONS
 Dividends from net
   investment income               -       (0.04)          -           -       (0.17)
 Distributions from net
   realized gains              (0.06)          -       (1.33)      (1.20)      (1.18)
 Return of Capital                 -       (0.03)          -           -           -
                            ---------   ---------   ---------   ---------   ---------
Total distributions            (0.06)      (0.07)      (1.33)      (1.20)      (1.35)
                            ---------   ---------   ---------   ---------   ---------
Net asset value, end of
 period                      $  8.41     $  5.96     $  7.24     $ 11.79     $ 11.74
                            =========   =========   =========   =========   =========
Total return                   42.60%     (16.94)%    (30.29)%     10.43%      12.78%
Net assets, end of period
 (in thousands)              $10,587     $ 8,222     $14,196     $33,315     $23,971
Average net assets for the
 period (in thousands)         8,571      13,347      18,204      29,412      30,993
Ratio of expenses to
 average net assets*            2.00%       1.72%       1.65%       1.52%       1.59%
Ratio of net investment
 income/(loss) to average
 net assets*                    0.88%       0.48%       0.97%       0.30%       0.25%
Portfolio turnover rate        98.91%      91.99%      41.67%      34.24%      50.36%

(x) Calculated using the average share method

 * Annualized for periods less than one year

(a)Portfolio turnover is calculated at the Fund level and therefore represents the six months ended March 31, 2004.

(b)The total return calculation is for the period indicated.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

MARCH 31, 2004

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The ICON Asia-Pacific Region Fund ("Asia-Pacific Region Fund"), ICON Europe Fund ("Europe Fund") and ICON International Equity Fund ("International Equity Fund") are series funds (individually a "Fund" and collectively, the "Funds"). The Funds are part of the ICON Funds (the "Trust"), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end investment management company. The International Equity Fund offers three classes of shares. There are fifteen other active funds within the Trust. Those funds are covered by separate prospectuses and shareholder reports.

     Each Fund is authorized to issue an unlimited number of no par shares. The Funds primarily invest in foreign securities; the Asia-Pacific Region Fund and Europe Fund primarily invest in companies whose principal business activities fall within specific regions. The investment objective of each Fund is long-term capital appreciation. The Funds may have elements of risk, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment. Investments in foreign securities may entail unique risks, including political, market and currency risks. There are also risks associated with small-and mid-cap investing, including limited product lines, less liquidity and small market share.

     The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

Investment Valuation.
The Funds' securities and other assets are valued at the close of the regular trading session of the New York Stock Exchange (the "NYSE") (normally 4 p.m. Eastern time) each day the NYSE is open, except that (a) securities traded primarily on the NASDAQ Stock Market ("NASDAQ") are normally valued by a Fund at the NASDAQ Official Closing Price provided by NASDAQ each business day; and (b) any foreign investments in the Funds traded in countries outside of the Western Hemisphere are fair valued daily based on procedures established by the Funds' Board of Trustees ("Board") to avoid stale prices and to take into account, among other things, any significant events occurring after the close of a foreign market in those regions. The Funds use pricing services to determine the market value of securities in their portfolios; if a pricing service is not able to provide a price, or the pricing service quote of valuation is inaccurate or does not reflect the market value of the security, prices may be obtained through market quotations from independent broker/dealers. If market quotations from these sources are not readily available, the Funds' securities or other assets are valued at fair value as determined in good faith by the Funds' Board or pursuant to procedures approved by the Board. The valuation assigned to fair-valued securities for purposes of calculating a Fund's NAV may differ from the security's most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

     Foreign securities traded in countries outside of the Western Hemisphere are fair valued daily. Other securities listed or traded primarily on a securities exchange or in the over-the-counter market are generally valued at the last sale price on the exchange or market where the security is principally traded, except that securities primarily traded on NASDAQ are normally valued at the NASDAQ Official Closing Price. Lacking any sales that day, the security is valued at the current closing bid price (or yield equivalent thereof) or based on quotes from dealers making a market for the security. Options are valued at their closing mid-price on the principal market where the option is traded. Mid-price is the average of the sum of the closing bid and closing ask prices. Debt securities with a remaining maturity of greater than sixty days are valued in accordance with the evaluated bid price supplied by the pricing service. Short-term securities with remaining maturities of sixty days or less are generally valued at amortized cost or original cost plus accrued interest, which approximates market value. London closing exchange rates are used to convert foreign security values into U.S. dollars.

Repurchase Agreements.
Repurchase agreements, if held by the Funds, are fully collateralized by U.S. Government securities and such collateral is in the possession of the Funds' custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. No repurchase agreements were purchased or sold by the Funds during the semiannual period ended March 31, 2004.

Foreign Currency Translation.
The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange daily. Income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.

     The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at fiscal year-end. Net unrealized appreciation or depreciation on investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities at fiscal year-end, resulting from changes in the exchange rates and changes in market prices of securities held.

Forward Foreign Currency Contracts.
The Funds may enter into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time with an agreed upon rate.

     Thesecontracts are marked-to-market daily and the related appreciation or depreciation of the contract is presented in the Statements of Assets and Liabilities. Net realized gains and losses on foreign currency transactions represent disposition of foreign currencies, and the difference between the amount recorded at the time of the transaction and the U.S. dollar amount actually received. Any realized gain or loss incurred by the Funds due to foreign currency translation is included in the Statements of Operations.

Options Transactions.
Each Fund may write put and call options only if it, among other things, (i) owns an offsetting position in the underlying security or (ii) maintains cash or other liquid assets in an amount equal to or greater than its obligation under the option.

     When a Fund writes a put or call option, an amount equal to the premium received is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As a writer of an option, a Fund has no control over whether the underlying securities are subsequently sold (call) or purchased
(put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

     Each Fund may also purchase put and call options. When a Fund purchases a call or put option, an amount equal to the premium paid is included in the Fund's Statement of Assets and Liabilities as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

Income Taxes.
The Funds intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code and, accordingly, the Funds will generally not be subject to federal and state income taxes, or federal excise taxes to the extent that they intend to make sufficient distributions of net investment income and net realized capital gain.

     Dividends received by shareholders of the Funds which are derived from foreign source income and foreign taxes paid by the Funds are to be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Funds. Dividends paid by the Funds from net investment income and distributions of net realized short-term gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

     Dividends and distributions to shareholders are recorded by the Funds on the ex-dividend/distribution date. The Funds distribute net realized capital gains, if any, to shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles generally accepted in the United States of America.

Investment Income.
Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Certain dividends from foreign securities will be recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date.

Investment Transactions.
Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Expenses.
Expenses which cannot be directly attributed to a specific fund in the Trust are apportioned between all funds based upon relative net assets. Each class of the International Equity Fund bears expenses incurred on its behalf, and, in addition, each class bears a portion of general expenses, based upon relative net assets of each class.

2. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees.

ICON Advisers, Inc. ("ICON") (formerly Meridian Investment Management Corporation) serves as the investment adviser to the Funds and is responsible for managing the Funds' portfolios of securities. ICON receives a monthly management fee that is computed daily at an annual rate of 1.00% of each Fund's average daily net assets.

Transfer Agent, Custody and Accounting Fees.
U.S. Bancorp Fund Services, LLC ("U.S. Bancorp") provides transfer agent services and fund accounting for the Funds. For these services, the Trust pays a fee for transfer agent services at an annual rate of 0.055% on the Trust's first $500 million of daily average net assets, 0.05% on the next $1 billion of average daily net assets, and 0.04% on the balance of average daily net assets in excess of $1.5 billion. The Funds pay a fund accounting fee at an annual rate of 0.1025% on the Trust's first $500 million of average daily net assets, 0.0875% on the next $500 million of average daily net assets, and 0.05% on the balance of average daily net assets in excess of $1 billion for these services. The Funds also pay for various out-of-pocket costs incurred by U.S. Bancorp that are estimated to be 0.02% of average daily net assets.

     U.S. Bancorp has entered into an agreement with JP Morgan Chase Co. ("Chase") on behalf of the Funds to provide international custodial services. The Funds pay an annual rate of 0.125% of average daily net assets plus a per trade transaction cost for these custodial services.

Administrative Services.
The Trust has entered into an administrative services agreement with ICON. This agreement provides for an annual fee of 0.05% on the Funds' first $1.5 billion of average daily net assets and 0.045% on average daily net assets in excess of $1.5 billion.

Distribution Fees.
The International Equity Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act ("12b-1 Plan") under which the Funds are authorized to compensate the Funds' distributor, ICON Distributors, Inc. ("IDI") (formerly Meridian Clearing Corp.) (an affiliate of the adviser) for the sale and distribution of shares. For the six months ended March 31, 2004 the total amounts paid or payable to IDI pursuant to the 12b-1 Plan were $88 on Class C shares and $103 on Class I shares.

Related Parties.
Certain officers and directors of ICON are also officers and trustees of the Funds; however, such officers and trustees receive no compensation from the Funds.

3. FEDERAL INCOME TAX

Income and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles that are generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferrals of wash losses, foreign currency transactions, net investment losses, and capital loss carryovers.

     The tax components of capital shown in the following tables represent losses or deductions the Funds may be able to offset against income and gains recognized in future years and post October loss deferrals. The accumulated losses noted in the following tables represent net capital loss carryovers as of September 30, 2003 that may be available to offset future realized capital gains and thereby reduce future taxable income distributions. These carryovers expire between September 30, 2007 and September 30, 2011.

     In 2003, the Funds noted below incurred "post October" losses during the period from November 1, 2002 through September 30, 2003. These losses will be deferred for tax purposes and recognized in the year ending September 30, 2004.

                                                               ACCUMULATED        POST OCTOBER
                                                              CAPITAL LOSSES       DEFERRALS
ICON Asia-Pacific Region Fund...............................   $(9,769,168)            $0
ICON Europe Fund............................................    (2,076,909)             0
ICON International Equity Fund..............................    (2,433,905)             0

The aggregate composition by Fund of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2004 are as follows:

                                              FEDERAL      UNREALIZED     UNREALIZED    NET APPRECIATION
                                             TAX COST     APPRECIATION   DEPRECIATION    (DEPRECIATION)
ICON Asia-Pacific Region Fund.............  $13,308,311    $3,189,065     $(187,681)       $3,001,384
ICON Europe Fund..........................    6,646,630     1,674,712      (132,106)        1,542,606
ICON International Equity Fund............   10,219,161     2,430,284      (183,614)        2,246,670

                       THIS PAGE INTENTIONALLY LEFT BLANK

                       THIS PAGE INTENTIONALLY LEFT BLANK

                       THIS PAGE INTENTIONALLY LEFT BLANK

ICON FUNDS LOGO

       For more information about the ICON Funds, contact us:

By Telephone                                1-800-764-0442

By Mail                                     ICON Funds
                                            P.O. Box 701
                                            Milwaukee, WI 53201-0701

In Person                                   ICON Funds
                                            5299 DTC Boulevard, 12th Floor
                                            Greenwood Village, CO 80111

By E-Mail                                   info@iconadvisers.com

On the Internet                             www.iconfunds.com

This report is for the general information of the Funds' shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. Consider the investment objectives, risks, charges, and share classes of each ICON Fund carefully before investing. The prospectus contains this and other information about the Funds and is available by visiting www.iconfunds.com or by calling 1-800-764-0442. Please read the prospectus carefully before investing. ICON Distributors, Inc., Distributor

                                                                       I-131-FOR
                                                                       ICFORSEMI

--------------------------------------------------------------------------------

                                [ICON FUNDS LOGO]

                         SUPPLEMENT DATED AUGUST 5, 2004
                TO ICON U.S. DIVERSIFIED FUNDS SEMIANNUAL REPORT
                              DATED MARCH 31, 2004

The ICON Funds Semiannual Report related to the ICON U.S. Diversified Funds (ICON Bond Fund, ICON Core Equity Fund, ICON Covered Call Fund, ICON Equity Income Fund, and ICON Long/Short Fund) ("Report") is hereby amended as follows:

The chart on page 14 of the Report titled "Average Annual Total Return as of March 31, 2004" is amended by replacing the information for ICON Core Equity -Fund Class C with the following:


------------------- ----------------- ----------------- ----------------- --------- -----------------
                     Inception Date      Six Months         One year        Five         Since
                                           Ended                            Years      Inception
                                         3/31/04*
------------------- ----------------- ----------------- ----------------- --------- -----------------
ICON Core Equity        11/28/00           13.88%            48.21%         N/A          5.44%
Fund -
Class C
------------------- ----------------- ----------------- ----------------- --------- -----------------
*Not annualized.

The chart on page 14 of the Report titled "Value of a $10,000 Investment through March 31, 2004" is hereby amended by replacing the starting date of the chart with the date 10/12/00.

The Financial Highlights on page 51 of the Report related to the ICON Core Equity Fund - Class C is amended by replacing the last column on the page with the following:

                                                           For the period
                                                         November 28, 2000
                                                            (Inception)
                                                       to September 30, 2001

Net asset value, beginning of period                            $10.62
                                                                ------

Income from investment operations
     Net investment loss(x)                                      (0.10)
     Net realized and unrealized gains/(losses) on investments   (0.54)
                                                                 ------
Total from investment operations                                 (0.64)
                                                                 ------

Less dividends and distributions
     Dividends from net investment income                         0.00
     Distributions from net realized gains                        0.00
                                                                 -----

Total distributions                                               0.00
                                                                 -----

Net asset value, end of period                                   $9.98
                                                                 -----


Total return                                                     (6.03)% (b)

Net assets, end of period (in thousands)                        $6,324
Average net assets for the period                               $2,920
(in thousands)
Ratio of expenses to average net assets                           2.23%*
Ratio of net investment loss to average net assets*              (1.24)%*
Portfolio turnover rate                                         124.61% (a)


*    Annualized for periods less than a year
(a) Portfolio turnover is calculated at the Fund level and therefore represents the period October 12, 2000 (Fund inception) to September 30, 2001.
(b)  The total return calculation is for the period indicated.
x    Calculated using the average share method

                                 March 31, 2004

                                Investment Update
                             ICON DIVERSIFIED FUNDS

                                Semiannual Report

                                [ICON FUNDS LOGO]

Table of Contents

ABOUT THIS REPORT                        ......................................2

MESSAGE FROM ICON FUNDS                  ......................................4

MANAGEMENT OVERVIEWS
AND SCHEDULES OF INVESTMENTS             ......................................6
     ICON Bond Fund                      ......................................6
     ICON Core Equity Fund               .....................................12
     ICON Covered Call Fund              .....................................18
     ICON Equity Income Fund             .....................................27
     ICON Long/Short Fund                .....................................35

FINANCIAL STATEMENTS                     .....................................42

FINANCIAL HIGHLIGHTS                     .....................................48

NOTES TO
FINANCIAL STATEMENTS                     .....................................55

About This Report

--------------------------------------------------------------------------------
HISTORICAL RETURNS
--------------------------------------------------------------------------------

All total returns mentioned in this report account for the change in a Fund's per-share price, the reinvestment of any dividends and capital gain distributions, and adjustments for financial statement purposes. If your account is set up to receive Fund distributions in cash rather than reinvest them, your actual return may differ from these figures. The Funds' performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

     Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results represent past performance, and current performance may be higher or lower. Please call 1-800-764-0442 or visit www.iconfunds.com for performance results current to the most recent month-end.

--------------------------------------------------------------------------------
PORTFOLIO DATA
--------------------------------------------------------------------------------

Opinions and forecasts regarding industries, companies and/or themes, and portfolio composition and holdings, are subject to change at any time based on market and other conditions, and should not be construed as a recommendation of any specific security. Each Fund's percentage holdings as of March 31, 2004 are included in each Fund's Schedule of Investments.

     Certain companies' stock performance during the period is mentioned throughout the Management Overviews. While ICON's quantitative investment methodology does not consider company-specific factors beyond financial data, they may impact a stock's performance, and therefore, Fund performance.

     There are risks associated with mutual fund investing, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment. There are also risks associated with small- and mid-cap investing, including limited product lines, less liquidity and small market share. There are risks associated with selling short, including the risk that the Long/Short Fund may have to cover its short position at a higher price than the short price, resulting in a loss. Call options involve certain risks and are not suitable for all investors. Investments in foreign securities may entail unique risks, including political, market, and currency risks.

     High-yield bonds involve a greater risk of default and price volatility than U.S. Government and other higher-quality bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which may affect net asset value.

--------------------------------------------------------------------------------
COMPARATIVE INDEX
--------------------------------------------------------------------------------

The comparative indexes discussed in this report are meant to provide a basis for judging the Funds' performance against a specific securities index. Each index shown accounts for both change in security price and reinvestment of dividends and distributions, but does not reflect the costs of managing a mutual fund. The Funds' portfolios may significantly differ in holdings and composition from the index. Individuals cannot invest directly in an index.

-    The unmanaged Standard & Poor's  SuperComposite  1500 (S&P 1500) Index is a
     broad-based   capitalization-weighted  index  comprising  1,500  stocks  of large-cap, mid-cap, and small-cap U.S. companies.

- The Lehman Brothers (LB) U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the Commercial Mortgage-Backed Securities (CMBS) Index and the CMBS High-Yield Index. All securities in this market-value weighted index have at least one year remaining to maturity and meet certain minimum issue size criteria.

     Index returns and statistical data included in this report are provided by Bloomberg, FactSet, and Lehman Brothers.

Message from ICON Funds

--------------------------------------------------------------------------------
DEAR SHAREHOLDER:
[PHOTO]
--------------------------------------------------------------------------------

Last November, I found myself in a somewhat heated TV debate in which I contended that the then eight-month rally in stock prices still had further upside. In taking this decidedly bullish stance, I based my position on the fact that the stocks in the ICON domestic database were priced on average about 15% below our estimate of fair value, and that we expected them to continue in their upward march.

     Meanwhile my opponent, a respected money manager, voiced a more pessimistic outlook. Armed with a host of fear-based objections, including overheated price/earnings ratios, rising interest rates and sluggish job growth, his intuitive arguments supporting a precipitous decline undoubtedly proved convincing to many investors. Except that he was wrong.

THE PRODUCT OF FAULTY REASONING

Through mid-March 2004, stocks did in fact continue their move toward fair value, despite these and other concerns. Although Wall Street has been known to climb a wall of worry, the skepticism and doubt expressed by some investors during the advance was likely the product of faulty reasoning. Let's explore some common investor misperceptions:

- STOCKS ARE OVERPRICED BASED ON P/E. Price/earnings ratio is a simplistic measure that fails to consider the impact of interest rates, a key component in calculating the present value of any asset. Value, of course, is not stagnant and can increase or decrease depending on the current interest rate environment. In the current low interest rate setting, we believe it makes sense that stock prices would be higher relative to earnings. Our valuation model considers earnings estimates, but expands beyond this one-dimensional statistic.

- INTEREST RATES WILL HAVE TO RISE. There appears to be a consensus among market observers that short-term interest rates will move higher as the economic recovery gains traction, pressuring earnings and consequently stock prices. The fact is short-term rates play a limited role in our system, which emphasizes the AAA long-term bond yield in its assessment of valuation. With long-term rates experiencing a 20-year secular decline, we find it counterproductive to predict the impact of an increase. That being said, we do not currently see any force capable of reversing this downward trend.

- SLUGGISH JOB GROWTH WILL SLOW CONSUMER SPENDING. While unemployment is near its historical average, investors have sold stocks on the belief that disappointing job growth will slow consumer spending. Having examined various measures of consumer spending going back to the 1960s, I have found no evidence of a direct link between employment and spending. Interestingly enough, the data would seem to suggest that spending has triggered employment, not the other way around.

FAVORING CYCLICAL INDUSTRIES

Naturally, as evidenced by the market dip in mid-March 2004, it is quite normal for news events to distract investors and interrupt the path back toward fair value. Nevertheless, we remain bullish and believe stock prices are positioned to resume their value-driven advance. Our valuation model suggests that stocks continue to be priced at discounts relative to intrinsic value, and that market action late in the period was merely a temporary setback.

[SIDENOTE]

Intuitive arguments supporting a decline undoubtedly proved convincing. Except that they were wrong.

[SIDENOTE]

We remain bullish and believe stock prices are positioned to resume their value-driven advance.

     This interruption, however, was not without its impact. Since late January 2004, market leadership has lacked a common theme, as top-performing cyclical and economically sensitive sectors such as technology, consumer discretionary, industrials, and materials turned increasingly volatile. At the same time, defensive groups such as healthcare, utilities and consumer staples demonstrated strength amid market pullbacks.

     We don't expect an economic boom; we think the economic environment is healthy. Nor do we believe the market needs a big news event to be propelled forward. Despite these seemingly short-lived theme reversals, we think it best to continue favoring underpriced cyclical industries and ride through the occasional turbulence.

A HEALTHY SKEPTICISM

Our valuation readings continued to support the powerful 20-year trend toward lower interest rates. With yields moving in a sideways trading range, we tilted our fixed-income holdings toward the longer end of the maturity spectrum, where value was more prevalent relative to premium priced shorter-dated issues. The consensus view that rates would trend higher promoted a healthy skepticism on our part, which was rewarded when yields in fact moved lower.

     We currently view interest rates at near equilibrium, with little pressure to move considerably higher or lower. Assuming as we do that these factors remain in place, we will continue to emphasize higher-yielding corporate bonds over more richly valued government securities.

A NEW NAME

Effective January 2004, Meridian Investment Management Corporation, adviser to the ICON Funds, changed its name to ICON Advisers, Inc. More than just a name change, we believe it represents an opportunity for our advisory firm to introduce our story to a wider audience. The name involves many strategic marketing and communications initiatives, including a new website for shareholders like you and financial advisers, which we plan to launch this summer.

     In closing, we once again experienced a market that defies conventional wisdom. ICON thanks you for the opportunity to help guide you through it.

Yours truly,

/s/ Craig T. Callahan

Craig T. Callahan, DBA
Chairman of the Board of Trustees and
Chief Investment Officer of the Adviser

[SIDENOTE]

Despite short-lived theme reversals and temporary setbacks, our valuation model suggests stocks are still priced below intrinsic value.

Management Overview

ICON BOND FUND

A discussion with Derek Rollingson, Portfolio Manager

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

For the six-month period ended March 31, 2004, the ICON Bond Fund, Class I appreciated 5.56%, while its Class C shares appreciated 5.15%. These gains outpaced the Fund's benchmark, the Lehman Brothers U.S. Universal Index, which returned 3.45% over the same period. Total returns for other periods as of March 31, 2004 are listed on the next page.

Limited interest-rate fluctuations and tighter yield spreads worked to the Fund's advantage during the period. With minor signs of flattening at the short and long ends of the yield curve, yields moved within a trading range, countering the prevailing opinion that rates would have to move appreciably above historical norms. In light of this, the Fund tilted its holdings toward longer maturities, which, according to our readings, demonstrated better value than premium-priced shorter-dated issues. These moves were rewarded when longer rates in fact trended lower.

WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE PAST SIX MONTHS?

Despite concerns surrounding the pace of job creation, incremental improvements in employment rolls, payroll growth and productivity gains were realized throughout the period, leading to a shift in Federal Reserve rhetoric. Although policymakers left the overnight lending rate unchanged, maintaining the target rate at a 45-year low of 1.00%, many observers believed that the Fed was laying the groundwork for raising short-term rates, possibly as early as its June meeting.

Given the current low inflation environment, it was presumed that an increase in short-term rates would be measured. Meanwhile, longer rates, which often move independently of short rates, remained well within levels established by their 20-year secular decline. Against this backdrop, longer-dated investment-grade and higher-yielding corporate bonds were better positioned to retain their value, even as the benchmark 10-year U.S. Treasury yield periodically moved higher.

HOW WAS THE FUND MANAGED AND HOW DID THAT AFFECT PERFORMANCE?

The Fund navigated the period by going further out on the maturity spectrum while taking steps to improve credit quality based on valuation. As directed by our bond model, underpriced issues with maturities of greater than 10 years were increased from 24.98% of invested assets at the start of the fiscal year to 29.78% at period-end. In doing so, weighted average duration and maturity both increased as higher-duration bonds demonstrated better value-to-price and relative strength characteristics relative to the broader bond market.

At the same time, with corporate issues outperforming during the period, U.S. Government and Agency bonds were increased from 19.9% to 24.8% of net assets as the risk premium for corporates diminished considerably. While more heavily weighted investment-grade and high-yield corporate debt positions bolstered Fund performance, spreads tightened to extreme levels amid heightened geopolitical fears and rate-hike concerns, leaving little room for further contraction among these sectors.

WHAT IS THE INVESTMENT OUTLOOK FOR THE BOND MARKET?

We will continue to rely on valuation-focused fundamentals in seeking out suitable bond investments rather than partake in the counterproductive exercise of forecasting interest rate movements. However, given the 20-year downward trend in longer-term rates, we anticipate yields will simply revert to historical norms that existed prior to the inflationary spiral of the late 1970s and early 1980s. With yields now trading in a sideways range of between 4% and 5%, we currently see no reason why rates must rise appreciably beyond these levels.

[SIDENOTE]

PORTFOLIO COMPOSITION

March 31, 2004
(unaudited)

Corporate Bonds:                                                           64.7%

Investment Grade                                                           42.4%

High Yield                                                                 22.3%

Convertible Bonds                                                           0.9%

U.S. Government                                                            10.0%

U.S. Agency                                                                14.8%

Equities                                                                    1.0%

Cash Equivalents                                                            6.1%

Percentages are based upon net assets.

[SIDENOTE]

PORTFOLIO HIGHLIGHTS

March 31, 2004
(unaudited)

Number of Bonds                                                               80

Number of Equities                                                             1

Weighted average maturity                                             11.5 years

Weighted average duration                                              6.8 years

30-Day Current Yield
(after expense limitation)                                                 3.69%

30-Day Current Yield
(before expense limitation)                                                3.39%

Yield will fluctuate.

--------------------------------------------------------------------------------
PERFORMANCE HIGHLIGHTS
March 31, 2004
(unaudited)
--------------------------------------------------------------------------------

- The Fund was rewarded by its tilt toward longer maturities, which demonstrated better value than premium-priced shorter-dated issues.

- Underpriced issues with maturities of greater than 10 years were increased as higher-duration bonds demonstrated better value-to-price and relative strength characteristics relative to the broader bond market.

- Investment-grade and high-yield corporate debt positions bolstered Fund performance as they remained undervalued.

--------------------------------------------------------------------------------
TOP 10 BOND HOLDINGS
March 31, 2004
(unaudited)
--------------------------------------------------------------------------------

U.S. Treasury, 5.000%, 2-15-11                                                  2.4%

DaimlerChrysler N.A. Holdings, 6.500%, 11-15-13                                 2.3%

Xerox Corp. Senior Notes, 7.625%, 6-15-13                                       2.1%

Federal National Mortgage Association (FNMA) Notes, 5.250%, 8-01-12             2.1%

Tennessee Valley Authority, 5.625%, 1-18-11                                     1.9%

Federal National Mortgage Association (FNMA) Notes, 7.125%, 1-15-30             1.9%

Owens-Illinois Inc. Senior Notes, 8.100%, 5-15-07                               1.8%

Tennessee Valley Authority Notes, 6.875%, 12-15-43                              1.8%

Computer Associates International Inc. Senior Notes, 6.375%, 4-15-05            1.8%

U.S. Treasury, 7.500%, 11-15-16                                                 1.7%

Percentages are based upon net assets.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
as of March 31, 2004
(unaudited)
--------------------------------------------------------------------------------

                                              SIX MONTHS
                               INCEPTION        ENDED        ONE      FIVE        SINCE
                                  DATE         3/31/04*      YEAR     YEARS     INCEPTION
------------------------------------------------------------------------------------------
ICON Bond Fund-Class I           10/1/02        5.56%       11.48%     N/A        9.29%
------------------------------------------------------------------------------------------
Lehman Brothers U.S.
  Universal Index                               3.45%        6.73%                7.11%
------------------------------------------------------------------------------------------
ICON Bond Fund-Class C          10/21/02        5.15%       10.82%     N/A       10.61%
------------------------------------------------------------------------------------------
Lehman Brothers U.S.
  Universal Index                               3.45%        6.73%                8.66%
------------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative index can be found on pages 2 and 3. The Adviser has agreed to waive certain Fund expenses; without these waivers, returns would have been lower. The waiver provisions may be terminated in the future.

* Not annualized.

ICON BOND FUND

--------------------------------------------------------------------------------
VALUE OF A
$10,000 INVESTMENT
through March 31, 2004
--------------------------------------------------------------------------------

[LINE GRAPH]

                                                             LEHMAN BROTHERS U.S. UNIVERSAL
                              ICON BOND FUND-CLASS I                     INDEX
                              ----------------------         ------------------------------
10/01/02                              10000                              10000
12/31/02                              10053                              10199
3/31/03                               10245                              10383
6/30/03                               10853                              10703
9/30/03                               10819                              10712
12/31/03                              11069                              10793
3/31/04                               11421                              11082

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund's Class I shares on the Class' inception date of 10/1/02 to a $10,000 investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Schedule of Investments
(unaudited)

ICON BOND FUND

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
March 31, 2004
--------------------------------------------------------------------------------

PRINCIPAL AMOUNT                     MARKET VALUE
-------------------------------------------------
BONDS 90.4%

CORPORATE BONDS 64.7%
$  450,000   Allied Waste North
             America Inc.
             Guaranteed, 10.000%,
             8-1-09                   $   482,625
   316,000   Altria Group, Inc.,
             7.000%, 11-4-13              348,245
   700,000   AMR Corporation
             Debentures, 9.000%,
             8-1-12                       596,750
   372,000   AT&T Corporation Notes,
             7.750%, 3-1-07               418,656
   450,000   AT&T Wireless Services
             Inc. Senior Notes,
             8.750%, 3-1-31               583,651
   500,000   Boeing Co. Debentures,
             8.750%, 8-15-21              664,640
   350,000   Capital One Financial
             Corp. Senior Notes,
             6.875%, 2-1-06               378,108
   391,000   Cendant Corp. Senior
             Notes, 7.375%, 1-15-13       458,716
   450,000   Cincinnati Financial
             Corp. Debentures,
             6.900%, 5-15-28              516,940
   525,000   CITGroup Inc. Senior
             Notes, 7.750%, 4-2-12        634,103
   400,000   Comcast Corp. Notes,
             8.875%, 5-1-17               522,497
   500,000   Comcast Corp. Notes,
             6.200%, 11-15-08             553,392
   800,000   Computer Associates
             International Inc.
             Senior Notes, 6.375%,
             4-15-05                      830,000
   300,000   Cox Communications Inc.
             Notes, 7.750%, 11-1-10       357,966
   500,000   Credit Suisse FB USA
             Inc. Notes, 5.500%,
             8-15-13                      531,687
   500,000   CSC Holdings Inc.
             Senior Notes, 7.250%,
             7-15-08                      527,500
 1,000,000   Daimlerchrysler N.A.
             Holdings, 6.500%,
             11-15-13                   1,081,555
   260,000   FairFax Financial
             Holdings Notes, 7.375%,
             3-15-06(f)                   274,300
     6,000   First American Corp.
             Debentures, 7.550%,
             4-1-28                         6,697
   783,000   Ford Motor Company
             Notes, 7.450%, 7-16-31       781,961
   350,000   Ford Motor Credit Co.
             Notes, 7.375%, 10-28-09      384,175
   185,000   GTE North Inc.
             Debentures, 6.940%,
             4-15-28                      200,837

-------------------------------------------------
PRINCIPAL AMOUNT                     MARKET VALUE
$  350,000   The Gap Inc. Notes,
             6.900%, 9-15-07          $   388,500
   300,000   The Gap Inc. Notes,
             8.800%, 12-15-08             372,000
   410,000   General Electric
             Capital Corp. Notes,
             6.750%, 3-15-32              473,618
   354,000   General Electric
             Capital Corp. Notes,
             7.375%, 1-19-10              424,526
   600,000   General Motors
             Acceptance Co. Notes,
             6.125%, 8-28-07              646,630
   537,000   General Motors
             Acceptance Co. Notes,
             7.200%, 1-15-11              588,517
   240,000   Georgia-Pacific Corp.
             Notes, 8.875%, 5-15-31       268,800
   350,000   Georgia-Pacific Corp.
             Debentures, 7.375%,
             12-1-25                      346,500
   300,000   Goldman Sachs Group
             Inc. Notes, 6.600%,
             1-15-12                      343,818
   600,000   Halliburton Company
             Notes, 6.000%, 8-1-06        643,634
   680,000   Hertz Corp. Senior
             Notes, 7.625%, 6-1-12        748,527
   300,000   Hilton Hotels Corp.
             Senior Notes, 7.500%,
             12-15-17                     335,250
   500,000   Household Finance Corp.
             Senior Unsubordinated,
             5.875%, 2-1-09               554,103
   400,000   JC Penney Co. Inc.
             Debentures, 7.950%,
             4-1-17                       473,000
   450,000   John Hancock Notes,
             7.375%, 2-15-24              531,295
   455,000   J.P. Morgan Chase & Co.
             Subordinated Notes,
             6.750%, 8-15-08              519,120
   500,000   Liberty Media Corp.
             Debentures, 8.250%,
             2-1-30                       615,530
   250,000   Marsh Supermarket Inc.
             Guaranteed, 8.875%,
             8/1/07                       250,625
   500,000   Mediacom Broadband LLC
             Guaranteed, 11.000%,
             7-15-13                      535,000
   500,000   Morgan Stanley Notes,
             7.250%, 4-1-32               603,742
   500,000   Motorola Inc.
             Debentures, 6.500%,
             11-15-28                     507,543
   440,000   News America Holdings
             Inc. Debentures,
             7.750%, 2-1-24               520,632

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
March 31, 2004
--------------------------------------------------------------------------------

PRINCIPAL AMOUNT                     MARKET VALUE
-------------------------------------------------
$  300,000   News America Holdings
             Guaranteed, 8.150%,
             10-17-36                 $   378,371
   575,000   Nextel Communications
             Inc. Senior Notes,
             9.375%, 11-15-09             625,313
   829,000   Owens-Illinois Inc.
             Senior Notes, 8.100%,
             5-15-07                      845,580
   345,000   Pep Boys Manny Moe &
             Jack Notes, 7.000%,
             6-1-05                       357,075
   300,000   Phillips Petroleum
             Notes, 8.750%, 5-25-10       381,545
   600,000   PSEG Power LLC
             Guaranteed, 6.950%,
             6-1-12                       691,016
   350,000   Royal Caribbean Cruises
             Ltd. Senior Notes,
             6.750%, 3-15-08(f)           374,500
   382,000   SBC Communications Inc.
             Notes, 6.250%, 3-15-11       427,784
   160,000   SEMCO Energy Senior
             Notes, 8.000%, 6-30-16       167,600
   300,000   Starwood Hotels &
             Resorts Worldwide Inc.
             Guaranteed, 7.875%,
             5-1-12                       339,000
   515,000   Tesoro Petroleum Corp.
             Guaranteed, 9.000%,
             7-1-08                       537,531
   399,000   Time Warner Inc.
             Debentures, 7.570%,
             2-1-24                       459,481
   350,000   Toys R Us Inc. Notes,
             7.625%, 8-1-11               365,750
   250,000   Tyco International Ltd.
             Guaranteed, 6.125%,
             11-1-08(f)                   271,989
   560,000   Verizon New Jersey Inc.
             Debentures, 5.875%,
             1-17-12                      610,469
   300,000   Wisconsin Power & Light
             Co. Notes, 7.000%,
             6-15-07                      337,780
   900,000   Xerox Corp. Senior
             Notes, 7.625%, 6-15-13       958,500
-------------------------------------------------
TOTAL CORPORATE BONDS                  29,955,195

CONVERTIBLE BONDS 0.9%
   400,000   Providian Financial
             Corp., 3.250%, 8-15-05       393,000
-------------------------------------------------
TOTAL CONVERTIBLE BONDS                   393,000

-------------------------------------------------
PRINCIPAL AMOUNT                     MARKET VALUE

U.S. GOVERNMENT AND U.S. GOVERNMENT
AGENCY BONDS 24.8%
$  200,000   Federal Farm Credit
             Bank Notes, 5.900%,
             7-21-08                  $   224,361
   255,000   Federal Farm Credit
             Bank Notes, 5.900%,
             8-4-08                       286,111
   210,000   Federal Home Loan Bank
             (FHLB), 5.945%, 7-28-08      236,534
   450,000   Federal Home Loan Bank
             (FHLB), 5.875%, 2-15-11      505,173
   588,000   Federal Home Loan
             Mortgage Corporation
             (FHLMC) Notes, 5.125%,
             7-15-12                      633,286
   600,000   Federal Home Loan
             Mortgage Corporation
             (FHLMC) Notes, 6.250%,
             7-15-32                      683,965
   700,000   Federal National
             Mortgage Association
             (FNMA) Notes, 7.125%,
             1-15-30                      879,569
   550,000   Federal National
             Mortgage Association
             (FNMA) Notes, 7.250%,
             5-15-30                      701,634
   900,000   Federal National
             Mortgage Association
             (FNMA) Notes, 5.250%,
             8-01-12                      955,589
   300,000   Private Export Funding
             Guaranteed, 6.490%,
             7-15-07                      337,862
   800,000   Tennessee Valley
             Authority, 5.625%,
             1-18-11                      892,590
   800,000   Tennessee Valley
             Authority Notes,
             6.875%, 12-15-43             836,586
   669,000   U.S. Treasury, 4.875%,
             2-15-12                      730,282
 1,000,000   U.S. Treasury, 5.000%,
             2-15-11                    1,103,906
   500,000   U.S. Treasury, 5.750%,
             8-15-10                      574,062
   559,000   U.S. Treasury, 6.625%,
             5-15-07                      636,059
   600,000   U.S. Treasury, 7.500%,
             11-15-16                     791,015
   321,000   U.S. Treasury, 8.750%,
             5-15-17                      465,513
-------------------------------------------------
TOTAL U.S. GOVERNMENT AND U.S.
GOVERNMENT AGENCY BONDS                11,474,097
-------------------------------------------------
TOTAL BONDS
             (COST $39,354,897)        41,822,292

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
March 31, 2004
--------------------------------------------------------------------------------

SHARES                               MARKET VALUE
-------------------------------------------------
COMMON STOCKS 1.0%

FINANCIAL 1.0%
REAL ESTATE INVESTMENT TRUSTS
     7,200   Novastar Financial,
             Inc.                     $   474,840
-------------------------------------------------
TOTAL FINANCIAL                           474,840
-------------------------------------------------
TOTAL COMMON STOCKS
             (COST $178,262)              474,840

CONTRACTS (100 SHARES PER CONTRACT)
-------------------------------------------------
CALL OPTIONS PURCHASED 0.1%
       400   Xerox Corporation
             Expiration January
             2006, Exercise Price
             $20.00                        50,000
-------------------------------------------------
TOTAL CALL OPTIONS PURCHASED
             (COST $46,012)                50,000

PRINCIPAL AMOUNT
-------------------------------------------------
SHORT-TERM INVESTMENTS 6.1%

U.S. GOVERNMENT AGENCIES 3.0%
$1,416,000   Federal Home Loan Bank
             (FHLB) Discount Note,
             0.7500%, 4-1-04            1,416,000
-------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCIES          1,416,000

-------------------------------------------------
PRINCIPAL AMOUNT                     MARKET VALUE
-------------------------------------------------
VARIABLE RATE DEMAND NOTE 3.1%
$1,425,389   American Family Demand
             Note, 0.7008%#           $ 1,425,389
-------------------------------------------------
TOTAL VARIABLE RATE DEMAND NOTE         1,425,389
-------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
             (COST $2,841,389)          2,841,389
-------------------------------------------------
TOTAL INVESTMENTS 97.6%
             (COST $42,420,560)        45,188,521
-------------------------------------------------
OTHER ASSETS LESS LIABILITIES 2.4%      1,096,370
-------------------------------------------------
NET ASSETS 100.0%                     $46,284,891
-------------------------------------------------

The accompanying notes are an integral part of the financial statements.

 # Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of March 31, 2004.

 f   Foreign security

Dates shown on securities are the due dates of the obligations.

Management Overview

ICON CORE EQUITY FUND

A discussion with the Portfolio Management Team

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

The ICON Core Equity Fund, Class I rose 14.30% for the six-month period ended March 31, 2004, while its Class C shares appreciated 13.88%. In comparison, the Fund's benchmark, the S&P 1500 Index, returned 14.75% over the same period. Total returns for other periods as of March 31, 2004 are listed on page 14.

Despite capturing solid gains for the period, the Fund came under pressure amid valuation-related profit-taking in the Technology sector during the fourth quarter of 2003, followed by a two-month cyclical pullback in early 2004 that saw renewed strength among more defensive issues. Given the Fund's economically sensitive orientation, these short-term theme reversals worked against performance as they bolstered areas in which the Fund was underexposed. Although our overall valuation and relative strength readings continued to support a recovery-based theme, the resulting tug of war limited the Fund's advance.

The Fund is managed using an all-cap strategy, meaning we invest in securities we believe are undervalued, regardless of their location on the traditional style grid. Our investment approach is not limited by restrictions on market capitalization; the ICON system searches for potential industry leadership regardless of where it emerges.

Having entered the period revealing a modest growth bias, as measured on a price-to-earnings (P/E) basis, the Fund suffered when shares considered more richly valued encountered severe resistance. Although our valuation readings would most likely classify many of these shares as underpriced, our subsequent shift to a value bias failed to offset earlier damage.

It should be noted that the Fund does not utilize P/E ratio as a valuation measure, regarding it as a static proxy. Instead, we calculate a proprietary value-to-price ratio (V/P) for each industry and security. We believe this to be more meaningful since it considers the effects of earnings, projected growth, risk, and interest rates (opportunity cost).

WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE PAST SIX MONTHS?

Stocks moved higher during the period even as market psychology turned increasingly negative. Amid steady improvements in economic and company fundamentals, investors were seemingly distracted by unwarranted concerns such as overheated valuations, rising interest rates, lackluster job growth, and sluggish consumer spending. While impatient sellers overreacted to these and other misperceptions, most industries remained underpriced based on our estimate of fair value.

Further exacerbating investor uncertainty was fears surrounding heightened terrorist activities and world unrest. Although economically sensitive sectors bore the brunt of event-driven sell-offs, these disruptions proved temporary as the broader market rebounded late in the period.

HOW DID THE PORTFOLIO'S COMPOSITION AFFECT FUND PERFORMANCE?

A cyclical orientation as well as our exposure or lack thereof to several key sectors and industries worked against the Fund during the period. On the sector level, the Fund was hindered relative to the benchmark by the Information Technology and Energy sectors. Within the Information Technology area, underweight positions in the computer hardware and communications equipment industries had a negative impact on the Fund. A limited weighting in the Energy

[SIDENOTE]

PORTFOLIO PROFILE

March 31, 2004
(unaudited)

Equities                                                                   99.5%

Top 10 Equity Holdings                                                     17.5%

Number of Stocks                                                              89

Cash Equivalents                                                            0.5%

Percentages are based upon net assets.

[SIDENOTE]

TOP 10 EQUITY HOLDINGS

March 31, 2004
(unaudited)

Labor Ready, Inc.                                                           2.0%

AO VimpelCom                                                                1.9%

PacifiCare Health
Systems, Inc.                                                               1.8%

The Manitowoc
Company, Inc.                                                               1.8%

URS Corporation                                                             1.8%

Apollo Group, Inc.                                                          1.8%

Granite Construction Incorporated                                           1.7%

STET Hellas
Telecommunications S.A.                                                     1.6%

America Movil
S.A. de C.V.                                                                1.6%

Cognizant Technology
Solutions Corp.                                                             1.5%

Percentages are based upon net assets.

sector hurt performance as rising energy prices during the period bolstered the group. Meanwhile, stock selection in leisure products and industrial machinery proved detrimental, as did an overweighting in airlines.

In contrast, sectors contributing positive performance included Materials, Consumer Discretionary and Telecommunications & Utilities. Within Materials, steel demonstrated strength on rising global demand, while Telecommunications leader wireless services benefited from capacity enhancements. Other industries making notable contributions were managed health care, and employment services.

Measurable individual contributors included the U.S.-traded American Depositary Receipts ("ADRs") of wireless services provider AO VimpelCom, which capitalized on its leadership position in tapping the rapidly growing Russian cell phone market. Managed health care provider PacifiCare Health Systems, Inc. also advanced, having reported strong enrollment trends. Auto finance company AmeriCredit Corp. posted better-than-expected earnings due to credit quality improvements. Favorable prospects for federal markets boosted engineering services provider URS Corp., while automotive OEM gains drove growth for audio system supplier Harman International Industries, Inc.

In contrast, among the Fund's poorest-performing stocks were messaging services provider j2 Global Communications, Inc., which fell on unexpectedly weak performance in several of its markets. Elsewhere, discount carrier JetBlue Airways Corp. faced stiff headwinds from higher fuel costs and intense pricing competition. Specialty toolmaker SPX Corp. retreated as analysts downgraded the stock on earnings quality concerns. Educational toymaker LeapFrog Enterprises Inc. and collectibles marketer Action Performance Companies, Inc. also declined amid forecasting missteps and slowing revenues. These companies were all sold as their relative strength weakened.

WHAT IS THE INVESTMENT OUTLOOK FOR THE DOMESTIC EQUITY MARKET?

Going forward, we anticipate continued strength as the cyclical theme benefits from sustainable economic expansion. With stocks continuing to trade below our estimate of intrinsic value, we believe the potential for further upside still exists. This combination of cyclical underpriced industries and an expanding domestic economy provides the Fund with both the opportunity and the catalyst to capture fair value moves within the broader market. While interruptions certainly pose a near-term threat, our overall outlook remains positive.

--------------------------------------------------------------------------------
PERFORMANCE HIGHLIGHTS
March 31, 2004
(unaudited)
--------------------------------------------------------------------------------

- Relative performance was hampered by holdings in the Information Technology Sector and by minimal exposure to the Energy sector.

- Several stocks within the Internet software & services industry caused a negative impact to returns.

- Positive performance was contributed by the Consumer Discretionary and Telecommunications & Utilities sectors, as well as Materials, which was driven by the steel industry.

- The wireless services, managed health care, and employment services industries all aided performance.

- Stocks that contributed significantly to performance included AO VimpelCom, PacifiCare Health Systems, Inc., and AmeriCredit Corp., while j2 Global Communications, Inc., JetBlue Airways Corp. and SPX Corp. were among the Fund's poorest individual performers.

ICON CORE EQUITY FUND

--------------------------------------------------------------------------------
SECTOR COMPOSITION
March 31, 2004
(unaudited)
--------------------------------------------------------------------------------

Consumer Discretionary                                             19.9%

Industrials                                                        17.4%

Information Technology                                             15.8%

Financial                                                          11.8%

Materials                                                          10.8%

Healthcare                                                          9.2%

Leisure & Consumer Staples                                          6.9%

Telecommunications & Utilities                                      4.7%

Energy                                                              3.0%

Percentages are based upon net assets.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
as of March 31, 2004
(unaudited)
--------------------------------------------------------------------------------

                                              SIX MONTHS
                               INCEPTION        ENDED        ONE      FIVE        SINCE
                                  DATE         3/31/04*      YEAR     YEARS     INCEPTION
------------------------------------------------------------------------------------------
ICON Core Equity Fund-Class I   10/12/00        14.30%      49.18%     N/A        7.86%
------------------------------------------------------------------------------------------
S&P 1500 Index                                  14.75%      36.92%               -1.96%
------------------------------------------------------------------------------------------
ICON Core Equity Fund-Class C   11/27/00        13.88%      48.21%     N/A        7.35%
------------------------------------------------------------------------------------------
S&P 1500 Index                                  14.75%      36.92%               -2.41%
------------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative index can be found on pages 2 and 3.

* Not annualized.

--------------------------------------------------------------------------------
VALUE OF A
$10,000 INVESTMENT
through March 31, 2004
--------------------------------------------------------------------------------

[LINE GRAPH]

                             ICON CORE EQUITY FUND-CLASS I              S&P 1500 INDEX
                             -----------------------------              --------------
10/12/02                                 10000                              10000
3/31/01                                  10810                               8861
3/31/02                                  13234                               9049
3/31/03                                   8713                               6818
3/31/04                                  12998                               9336

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund's Class I shares on the Class' inception date of 10/12/00 to a $10,000 investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Schedule of Investments
(unaudited)

ICON CORE EQUITY FUND

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
March 31, 2004
--------------------------------------------------------------------------------

SHARES OR PRINCIPAL AMOUNT           MARKET VALUE
-------------------------------------------------
COMMON STOCKS 99.5%

CONSUMER DISCRETIONARY 19.9%
APPAREL RETAIL 1.2%
  23,100   Chico's FAS, Inc.(a)       $ 1,071,840

AUTOMOBILE MANUFACTURERS 3.4%
  78,900   Ford Motor Company           1,070,673
  16,000   General Motors
           Corporation                    753,600
  39,000   Winnebago Industries,
           Inc.                         1,215,630
-------------------------------------------------
                                        3,039,903

AUTOMOBILE PARTS & EQUIPMENT 4.0%
  88,400   Aftermarket Technology
           Corp.(a)                     1,298,596
  15,100   BorgWarner, Inc.             1,280,933
  17,400   Lear Corporation             1,078,104
-------------------------------------------------
                                        3,657,633

HOUSEHOLD APPLIANCES 1.2%
  36,400   Helen of Troy
           Limited(a)(f)                1,128,764

DEPARTMENT STORES 1.0%
  17,000   Federated Department
           Stores, Inc.                   918,850

FOOD DISTRIBUTORS 1.1%
  40,400   Nash Finch Company             956,672

HOME FURNISHINGS 1.0%
  28,600   Furniture Brands
           International, Inc.            920,920

HOMEBUILDING 1.0%
  20,600   Hovnanian Enterprises,
           Inc.(a)                        888,890

INTERNET RETAIL 0.8%
  74,400   1-800-FLOWERS.COM,
           Inc.(a)                        712,008

RESTAURANTS 1.1%
  31,200   Ruby Tuesday, Inc.           1,003,080

SPECIALTY STORES 4.1%
  23,400   Michaels Stores, Inc.        1,137,708
  22,400   The Sports Authority,
           Inc.(a)                        897,792
  28,900   United Auto Group, Inc.        790,704
  14,700   Zale Corporation(a)            904,785
-------------------------------------------------
                                        3,730,989
-------------------------------------------------
TOTAL CONSUMER DISCRETIONARY           18,029,549

ENERGY 3.0%
OIL & GAS EXPLORATION &
PRODUCTION 1.0%
  30,600   Ultra Petroleum
           Corp.(a)(f)                    918,306

-------------------------------------------------
SHARES OR PRINCIPAL AMOUNT           MARKET VALUE

OIL & GAS REFINING, MARKETING &
TRANSPORTATION 2.0%
  18,500   Ashland Inc.               $   860,065
  13,300   Teekay Shipping
           Corporation(f)                 916,370
-------------------------------------------------
                                        1,776,435
-------------------------------------------------
TOTAL ENERGY                            2,694,741

FINANCIAL 11.8%
ASSET MANAGEMENT & CUSTODY
BANKS 1.0%
  28,000   The Bank of New York
           Company, Inc.                  882,000

CONSUMER FINANCE 5.9%
  59,500   AmeriCredit Corp.(a)         1,013,285
  15,900   Capital One Financial
           Corporation                  1,199,337
  44,700   CompuCredit
           Corporation(a)                 944,958
  35,200   First Cash Financial
           Services, Inc.(a)            1,183,776
  74,000   Providian Financial
           Corporation(a)                 969,400
-------------------------------------------------
                                        5,310,756

INSURANCE BROKERS 1.0%
  24,200   Hilb, Rogal and Hamilton
           Company                        922,020

MULTI-LINE INSURANCE 2.2%
  30,300   American Financial Group,
           Inc.                           903,849
  18,900   Loews Corporation            1,116,234
-------------------------------------------------
                                        2,020,083

PROPERTY & CASUALTY INSURANCE 1.1%
  15,800   MBIA Inc.                      990,660

THRIFTS & MORTGAGE FINANCE 0.6%
  15,600   The PMI Group, Inc.            582,816
-------------------------------------------------
TOTAL FINANCIAL                        10,708,335

HEALTHCARE 9.2%
HEALTH CARE DISTRIBUTORS 1.0%
  20,500   Omnicare, Inc.                 908,765

HEALTH CARE EQUIPMENT 1.5%
  14,200   ResMed Inc.(a)                 641,698
  12,400   Respironics(a)                 669,848
-------------------------------------------------
                                        1,311,546

HEALTH CARE FACILITIES 1.0%
  58,900   Province Healthcare
           Company(a)                     936,510

HEALTH CARE SERVICES 1.0%
  20,300   Renal Care Group, Inc.(a)      928,928

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
March 31, 2004
--------------------------------------------------------------------------------

SHARES OR PRINCIPAL AMOUNT           MARKET VALUE
-------------------------------------------------
MANAGED HEALTH CARE 4.7%
   7,400   Aetna Inc.                 $   663,928
   7,300   Anthem, Inc.(a)                661,672
  30,450   Coventry Health Care,
           Inc.(a)                      1,288,949
  42,400   PacifiCare Health
           Systems, Inc.(a)             1,676,920
-------------------------------------------------
                                        4,291,469
-------------------------------------------------
TOTAL HEALTHCARE                        8,377,218

INDUSTRIALS 17.4%
AEROSPACE AND DEFENSE 1.0%
  15,400   L-3 Communications
           Holdings, Inc.                 915,992

BUILDING PRODUCTS 3.9%
  32,500   Lennox International Inc.      602,875
  20,800   Masco Corporation              633,152
  39,900   Universal Forest
           Products, Inc.               1,231,314
  27,200   York International
           Corporation                  1,069,232
-------------------------------------------------
                                        3,536,573

COMMERCIAL PRINTING 0.7%
  20,100   John H. Harland Company        625,512
CONSTRUCTION & ENGINEERING 3.5%
  63,200   Granite Construction
           Incorporated                 1,502,264
  56,900   URS Corporation(a)           1,637,582
-------------------------------------------------
                                        3,139,846

DIVERSIFIED COMMERCIAL SERVICES 3.3%
  15,900   Apollo Group, Inc.(a)        1,369,149
  18,300   University of Phoenix
           Online(a)                    1,592,466
-------------------------------------------------
                                        2,961,615

EMPLOYMENT SERVICES 3.2%
  38,900   Gevity HR, Inc.              1,135,880
 131,500   Labor Ready, Inc.(a)         1,777,880
-------------------------------------------------
                                        2,913,760

INDUSTRIAL MACHINERY 1.8%
  56,500   The Manitowoc Company,
           Inc.                         1,671,270
-------------------------------------------------
TOTAL INDUSTRIALS                      15,764,568

INFORMATION TECHNOLOGY 15.8%
APPLICATION SOFTWARE 0.8%
  35,200   Magma Design Automation,
           Inc.(a)                        736,032

COMMUNICATIONS EQUIPMENT 0.9%
  83,200   Cable Design Technologies
           Corporation(a)                 788,736

ELECTRONIC EQUIPMENT
MANUFACTURERS 0.5%
  42,800   Fargo Electronics(a)           483,640

-------------------------------------------------
SHARES OR PRINCIPAL AMOUNT           MARKET VALUE

INTERNET SOFTWARE & SERVICES 1.9%
  32,700   Digital Insight
           Corporation(a)             $   677,544
  36,000   Websense, Inc.(a)            1,065,960
-------------------------------------------------
                                        1,743,504

IT CONSULTING & OTHER SERVICES 3.1%
  30,700   Cognizant Technology
           Solutions Corporation(a)     1,389,175
  31,800   ManTech International
           Corporation(a)                 651,582
  52,200   Unisys Corporation(a)          745,416
-------------------------------------------------
                                        2,786,173

SEMICONDUCTORS 2.0%
  39,000   OmniVision Technologies,
           Inc.(a)                      1,065,090
  14,500   Silicon Laboratories
           Inc.(a)                        766,760
-------------------------------------------------
                                        1,831,850

TECHNICAL DISTRIBUTORS 1.3%
  35,400   Global Imaging Systems,
           Inc.(a)                      1,175,988

TECHNOLOGY DISTRIBUTORS 2.7%
  43,600   Arrow Electronics,
           Inc.(a)                      1,110,056
  33,800   Tech Data Corporation(a)     1,383,772
-------------------------------------------------
                                        2,493,828

WIRELESS TELECOMMUNICATION
SERVICES 2.6%
  72,700   STET Hellas
           Telecommunications
           S.A. -- ADR                  1,483,080
  21,900   Telemig Celular
           Participacoes S.A. -- ADR      856,290
-------------------------------------------------
                                        2,339,370
-------------------------------------------------
TOTAL INFORMATION TECHNOLOGY           14,379,121

LEISURE & CONSUMER STAPLES 6.9%
CASINOS & GAMING 0.9%
  15,500   Harrah's Entertainment,
           Inc.                           850,795

HOTELS, RESORTS & CRUISE LINES 2.4%
  72,100   Prime Hospitality
           Corp.(a)                       820,498
  30,200   Royal Caribbean Cruises
           Ltd.(f)                      1,331,820
-------------------------------------------------
                                        2,152,318

MOVIES & ENTERTAINMENT 1.0%
  36,400   The Walt Disney Company        909,636

RESTAURANTS 1.0%
  24,900   CEC Entertainment Inc.(a)      864,030

TOBACCO 1.6%
  10,900   Altria Group, Inc.             593,505
  14,200   R.J. Reynolds Tobacco
           Holdings, Inc.                 859,100
-------------------------------------------------
                                        1,452,605
-------------------------------------------------
TOTAL LEISURE & CONSUMER STAPLES        6,229,384

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
March 31, 2004
--------------------------------------------------------------------------------

SHARES OR PRINCIPAL AMOUNT           MARKET VALUE
-------------------------------------------------
MATERIALS 10.8%
ALUMINUM 0.9%
  19,200   Alcan Inc.(f)              $   859,968
COMMODITY CHEMICALS 2.0%
  38,400   Headwaters
           Incorporated(a)                983,808
  54,200   Millennium Chemicals
           Inc.(a)                        809,748
-------------------------------------------------
                                        1,793,556
CONSTRUCTION MATERIALS 1.1%
  28,400   Texas Industries, Inc.       1,026,660

DIVERSIFIED CHEMICALS 1.4%
  29,100   FMC Corporation(a)           1,246,062

FERTILIZER & AGRICULTURAL
CHEMICALS 0.8%
  52,100   Agrium Inc.(f)                 765,870

SPECIALTY CHEMICALS 1.1%
  32,400   OM Group, Inc.(a)              984,960

STEEL 3.5%
  37,100   Carpenter Technology
           Corporation                  1,219,848
  38,100   Steel Dynamics, Inc.(a)        944,118
  52,800   Steel Technologies Inc.      1,020,096
-------------------------------------------------
                                        3,184,062
-------------------------------------------------
TOTAL MATERIALS                         9,861,138

TELECOMMUNICATIONS & UTILITIES 4.7%
WIRELESS TELECOMMUNICATION
SERVICES 4.7%
  37,400   America Movil S.A. de
           C.V. -- ADR                  1,445,510
  16,200   AO VimpelCom(a) -- ADR       1,684,638
  45,200   Nextel Communications,
           Inc.(a)                      1,117,796
-------------------------------------------------
                                        4,247,944
-------------------------------------------------
TOTAL TELECOMMUNICATIONS & UTILITIES    4,247,944
-------------------------------------------------
TOTAL COMMON STOCKS
           (COST $74,676,424)          90,291,998

-------------------------------------------------
SHARES OR PRINCIPAL AMOUNT           MARKET VALUE

SHORT-TERM INVESTMENT 0.5%
$427,879   American Family Demand
           Note, 0.6908%#             $   427,879
-------------------------------------------------
TOTAL SHORT-TERM INVESTMENT
           (COST $427,879)                427,879
-------------------------------------------------
TOTAL INVESTMENTS 100.0%
           (COST $75,104,303)          90,719,877
-------------------------------------------------
OTHER ASSETS IN EXCESS OF
LIABILITIES 0.0%*                          15,406
-------------------------------------------------
NET ASSETS 100.0%                     $90,735,283
-------------------------------------------------

The accompanying notes are an integral part of the financial statements.

(a)  Non-income producing security

# Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of March 31, 2004.

 f   Foreign security

ADR -- American Depositary Receipt

 *   Less than 0.1%

Management Overview

ICON COVERED CALL FUND

A discussion with Robert Straus, CMT, Portfolio Manager

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

The ICON Covered Call Fund, Class I rose 11.28% for the six-month period ended March 31, 2004, while its Class C shares appreciated 10.78%. In comparison, the Fund's benchmark, the S&P 1500 Index, returned 14.75% over the same period. Total returns for other periods as of March 31, 2004 are listed on page 20.

The Fund's six-month underperformance is attributed to a number of reasons. Given the Fund's economically sensitive orientation, it was vulnerable to valuation-related profit taking in the Information Technology sector during the fourth quarter of 2003, as well a broader, two-month cyclical downdraft in early 2004. The Fund's covered call strategy also detracted, as robust equity gains during the period sent stock prices past their strike price, thereby limiting upside potential. Furthermore, lower implied volatility, as measured by the Chicago Board Options Exchange OEX Volatility Index, diminished the Fund's income stream, as options commanded lower premiums.

The Fund is managed using an all-cap strategy, meaning we invest in securities we believe are undervalued, regardless of their location on the traditional style grid. Our investment approach is not limited by restrictions on market capitalization; the ICON system searches for potential industry leadership regardless of where it emerges.

Having entered the period revealing a sizable growth bias, as measured on a price-to-earnings (P/E) basis, the Fund suffered when stocks considered more richly valued encountered severe resistance. Although our valuation readings would most likely classify many of these shares as underpriced, a subsequent shift favoring value failed to offset earlier damage.

The Fund does not utilize P/E ratio as a valuation measure, regarding it as a static proxy. Instead, we calculate a proprietary value-to-price ratio (V/P) for each industry and security. We believe this to be more meaningful since it considers the effects of earnings, projected growth, risk, and interest rates (opportunity cost).

WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE PAST SIX MONTHS?

Although our overall readings continued to support a recovery-based theme, fear was still pervasive and weighed heavily on the equity markets. Overheated valuations, rising interest rates and stagnant job creation were just some of the concerns that triggered a cyclical correction, even as economic fundamentals and corporate earnings recorded steady improvements. Amid several short-lived theme reversals, defensive issues strengthened despite a trend toward sustainable GDP growth.

Further exacerbating investor uncertainties were fears surrounding heightened terrorist activities and world unrest. Although economically sensitive sectors bore the brunt of event-driven sell-offs, these disruptions proved temporary as the broader market rebounded late in the period.

HOW DID THE PORTFOLIO'S COMPOSITION AFFECT FUND PERFORMANCE?

While the Fund's flexibility had previously worked in our favor, such was not the case during this past reporting period. Limited exposure to the Energy sector hurt performance as rising energy prices bolstered that sector. Meanwhile, overexposure to Internet software & services and apparel retail also proved detrimental and was trimmed on declining relative strength.

[SIDENOTE]

PORTFOLIO PROFILE

March 31, 2004
(unaudited)

Equities                                                                  102.0%

Bonds                                                                       1.2%

Top 10 Equity Holdings                                                     16.2%

Number of Stocks                                                              92

Number of Calls
Outstanding                                                                   80

Cash Equivalents                                                            0.3%

Percentages are based upon net assets.

[SIDENOTE]

TOP 10 EQUITY HOLDINGS

March 31, 2004
(unaudited)

Helen of Troy Limited                                                       1.9%

Headwaters Incorporated                                                     1.9%

Alcoa Inc.                                                                  1.7%

Capital One Financial Corporation                                           1.6%

BorgWarner, Inc.                                                            1.6%

Quicksilver, Inc.                                                           1.5%

Ultra Petroleum Corp.                                                       1.5%

Hilb, Rogal and Hamilton Company                                            1.5%

Sonic Corp.                                                                 1.5%

Oshkosh Truck Corporation                                                   1.5%

Percentages are based upon net assets.

In contrast, contributing sectors included Materials, Consumer Discretionary and Financials. Within Materials, a newly initiated position in steel demonstrated strength on rising global demand, while specialty stores continued to lead the Consumer group, but was trimmed on valuation concerns. Semiconductors, as well, continued an earlier run but were later pared back, having weakened considerably. Other industries making notable contributions were overweight positions in consumer finance, wireless telecommunication services and technology distributors.

Stocks that contributed measurable Fund performance included Ultra Petroleum Corp., which soared when analysts upgraded this emerging exploration and production company. Leading Russian wireless operator Mobile TeleSystems also advanced as revenue growth outpaced rising expenses needed to expand its geographic footprint. Elsewhere, pawnshop operator First Cash Financial Services Inc. capitalized on its retail business model to boost earnings, while aluminum giant Alcoa Inc. reported continued leverage to higher volume and pricing increases. Finally, earnings surprises raised Oshkosh Truck Corp., which reported better-than-expected sales in its defense unit.

Among the Fund's laggards, messaging services provider j2 Global Communications, Inc. fell on unexpectedly weak performance in several of its key markets. Meanwhile, women's apparel retailer Christopher & Banks Corp. posted lower same-store sales, citing a challenging operating environment. Technology services consultant ManTech International Corp. also dropped when the company lowered full-year profit projections. Additionally, Internet access provider United Online Inc. retreated amid severe pricing pressures, while specialty toolmaker SPX Corp. pulled back as analysts downgraded the stock on earnings quality concerns. These poor performers were sold from the Fund as their relative strength deteriorated.

WHAT IS THE INVESTMENT OUTLOOK FOR THE DOMESTIC EQUITY MARKET?

Going forward, we continue to see attractive value in the marketplace and believe current conditions suggest that a cyclical theme remains in place. With respect to contracting option premiums, we have gradually let calls expire on selected stocks in order to enhance upside potential. At the same time, we are writing calls closer to expiration in order to take advantage of an accelerating rate of decay and to minimize the risk of locking in low premiums for longer time periods. Lastly, we continue to write out-of-the-money calls to capture as much upside potential as possible without completely sacrificing premium income.

--------------------------------------------------------------------------------
PERFORMANCE HIGHLIGHTS
March 31, 2004
(unaudited)
--------------------------------------------------------------------------------

- Equity gains sent stocks past the written call strike prices and limited the Fund's upside potential.

-    The Fund suffered from an underweight position in the Energy sector.

- Positive performance was contributed by Consumer Discretionary, Financials and Materials.

- Individual stocks such as Ultra Petroleum Corp., Mobile TeleSystems, and First Cash Financial Services Inc. added significantly to returns.

- The Fund suffered from positions in j2 Global Communications, Inc., Christopher & Banks Corp., and ManTech International Corp., all which were sold from the Fund during the period.

The Chicago Board Options Exchange OEX Volatility Index reflects a market estimate of future volatility, based on the weighted average of the implied volatilities for a wide range of strikes.

ICON COVERED CALL FUND

--------------------------------------------------------------------------------
SECTOR COMPOSITION
March 31, 2004
(unaudited)
--------------------------------------------------------------------------------

Consumer Discretionary                                             19.1%

Materials                                                          16.4%

Industrials                                                        15.7%

Information Technology                                             14.6%

Financial                                                          13.0%

Health Care                                                         8.3%

Telecommunications & Utilities                                      6.8%

Leisure & Consumer Staples                                          5.4%

Energy                                                              2.7%

Percentages are based upon net assets

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
as of March 31, 2004
(unaudited)
--------------------------------------------------------------------------------

                                                                                     SIX MONTHS
                                   INCEPTION        ENDED        ONE      FIVE        SINCE
                                      DATE         3/31/04*      YEAR     YEARS     INCEPTION
------------------------------------------------------------------------------------------
ICON Covered Call Fund-Class I       10/1/02        11.28%      37.31%     N/A       24.02%
------------------------------------------------------------------------------------------
S&P 1500 Index                                      14.75%      36.92%               27.06%
------------------------------------------------------------------------------------------
ICON Covered Call Fund-Class C       11/21/02       10.78%      36.21%     N/A       19.25%
------------------------------------------------------------------------------------------
S&P 1500 Index                                      14.75%      36.92%               20.00%
------------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative index can be found on pages 2 and 3. The Adviser has agreed to waive certain Fund expenses; without these waivers, returns would have been lower. The waiver provisions may be terminated in the future.

* Not annualized.

--------------------------------------------------------------------------------
VALUE OF A
$10,000 INVESTMENT
through March 31, 2004
--------------------------------------------------------------------------------

[LINE GRAPH]

                                               ICON COVERED CALL FUND-CLASS I             S&P 1500 INDEX
                                               ------------------------------             --------------
10/01/02                                                   10000                              10000
12/31/02                                                   10490                              10811
3/31/03                                                    10050                              10450
6/30/03                                                    11770                              12093
9/30/03                                                    12400                              12469
12/31/03                                                   13541                              14009
3/31/04                                                    13799                              14308

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund's Class I shares on the Class' inception date of 10/1/02 to a $10,000 investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Schedule of Investments
(unaudited)

ICON COVERED CALL FUND

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
March 31, 2004
--------------------------------------------------------------------------------

SHARES, CONTRACTS OR
PRINCIPAL AMOUNT                     MARKET VALUE
-------------------------------------------------
COMMON STOCKS 102.0%

CONSUMER DISCRETIONARY 19.1%
APPAREL ACCESSORIES & LUXURY
GOODS 2.6%
   9,000   Kenneth Cole Productions,
           Inc.(c)                    $   306,900
  20,000   Quiksilver, Inc.(a)(c)         437,000
-------------------------------------------------
                                          743,900

APPAREL RETAIL 0.7%
   7,700   Pacific Sunwear of
           California, Inc.(a)            188,958

AUTO PARTS & EQUIPMENT 2.8%
   5,200   BorgWarner, Inc.(c)            441,116
   5,500   Lear Corporation(c)            340,780
-------------------------------------------------
                                          781,896

AUTOMOBILE MANUFACTURERS 3.5%
   7,500   General Motors
           Corporation(c)                 353,250
  12,800   Thor Industries, Inc.(c)       343,808
   9,000   Winnebago Industries,
           Inc.(c)                        280,530
-------------------------------------------------
                                          977,588

COMPUTER & ELECTRONICS RETAIL 0.7%
   3,800   Best Buy Co., Inc.(c)          196,536

DEPARTMENT STORES 1.1%
   6,000   Federated Department
           Stores, Inc.(c)                324,300

GENERAL MERCHANDISE STORES 0.6%
   7,400   Fred's, Inc.(c)                179,598
HOMEBUILDING 0.9%
   6,000   Hovnanian Enterprises,
           Inc.(a)(c)                     258,900

HOUSEHOLD APPLIANCES 1.9%
  17,500   Helen of Troy
           Limited(a)f(c)                 542,675

INTERNET RETAIL 0.7%
  21,500   1-800-FLOWERS.COM,
           Inc.(a)(c)                     205,755

SPECIALTY STORES 3.6%
   8,500   The Sports Authority,
           Inc.(a)(c)                     340,680
  11,000   West Marine, Inc.(a)(c)        350,350
   5,400   Zale Corporation(a)(c)         332,370
-------------------------------------------------
                                        1,023,400
-------------------------------------------------
TOTAL CONSUMER DISCRETIONARY            5,423,506

ENERGY 2.7%

OIL & GAS EXPLORATION &
PRODUCTION 1.5%
  14,000   Ultra Petroleum
           Corp.(a)f(c)                   420,140

-------------------------------------------------
SHARES, CONTRACTS OR
PRINCIPAL AMOUNT                     MARKET VALUE

OIL & GAS REFINING & MARKETING &
TRANSPORTATION 1.2%
   7,500   Ashland Inc.               $   348,675
-------------------------------------------------
TOTAL ENERGY                              768,815

FINANCIAL 13.0%
CONSUMER FINANCE 4.9%
  19,000   AmeriCredit Corp.(a)(c)        323,570
   6,000   Capital One Financial
           Corporation(c)                 452,580
  12,500   CompuCredit
           Corporation(a)(c)              264,250
  10,000   First Cash Financial
           Services, Inc.(a)              336,300
-------------------------------------------------
                                        1,376,700

INSURANCE BROKERS 1.5%
  11,000   Hilb, Rogal and Hamilton
           Company(c)                     419,100

MULTI-LINE INSURANCE 2.2%
   9,500   American Financial Group,
           Inc.                           283,385
   5,700   Loews Corporation(c)           336,642
-------------------------------------------------
                                          620,027

REGIONAL BANKS 1.2%
   6,000   East West Bancorp,
           Inc.(c)                        336,000

THRIFTS & MORTGAGE FINANCE 3.2%
   9,000   IndyMac Bancorp, Inc.(c)       326,610
   7,000   New Century Financial
           Corporation(c)                 339,920
   7,338   New York Community
           Bancorp, Inc.(c)               251,547
-------------------------------------------------
                                          918,077
-------------------------------------------------
TOTAL FINANCIAL                         3,669,904

HEALTH CARE 8.3%
HEALTH CARE DISTRIBUTORS 2.3%
   7,600   Omnicare, Inc.(c)              336,908
  14,000   Priority Healthcare
           Corporation(a)(c)              298,060
-------------------------------------------------
                                          634,968

HEALTH CARE FACILITIES 2.9%
  13,500   AmSurg Corp.(a)(c)             306,585
  17,000   Province Healthcare
           Company(a)(c)                  270,300
  15,000   Select Medical
           Corporation(c)                 250,500
-------------------------------------------------
                                          827,385

HEALTH CARE SERVICES 1.9%
   7,000   DaVita, Inc.(a)(c)             334,250
   4,500   Renal Care Group, Inc.(a)      205,920
-------------------------------------------------
                                          540,170

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
March 31, 2004
--------------------------------------------------------------------------------

SHARES, CONTRACTS OR
PRINCIPAL AMOUNT                     MARKET VALUE
-------------------------------------------------
MANAGED HEALTH CARE 1.2%
   8,250   Coventry Health Care,
           Inc.(a)(c)                 $   349,222
-------------------------------------------------
TOTAL HEALTH CARE                       2,351,745
INDUSTRIALS 15.7%
AEROSPACE & DEFENSE 1.8%
  11,000   EDO Corporation(c)             264,880
   9,000   Goodrich Corporation(c)        252,630
-------------------------------------------------
                                          517,510

BUILDING PRODUCTS 3.4%
   6,500   Simpson Manufacturing
           Co., Inc.                      318,175
   8,000   Universal Forest
           Products, Inc.                 246,880
  10,000   York International
           Corporation(c)                 393,100
-------------------------------------------------
                                          958,155

CONSTRUCTION & ENGINEERING 4.4%
  16,300   Granite Construction
           Incorporated(c)                387,451
   6,800   Jacobs Engineering Group
           Inc.(a)(c)                     303,280
  15,000   The Shaw Group Inc.(a)(c)      162,600
  13,000   URS Corporation(a)             374,140
-------------------------------------------------
                                        1,227,471

CONSTRUCTION & FARM MACHINERY &
HEAVY TRUCKS 1.5%
   7,500   Oshkosh Truck
           Corporation(c)                 417,750

DIVERSIFIED COMMERCIAL SERVICES 1.9%
  10,000   NCO Group, Inc.(a)(c)          233,700
   3,500   University of Phoenix
           Online(a)(c)                   304,570
-------------------------------------------------
                                          538,270

EMPLOYMENT SERVICES 1.9%
   8,400   Gevity HR, Inc.                245,280
  22,500   Labor Ready, Inc.(a)(c)        304,200
-------------------------------------------------
                                          549,480

INDUSTRIAL MACHINERY 0.8%
   3,500   Ingersoll-Rand
           Company(f(c)                   236,775
-------------------------------------------------
TOTAL INDUSTRIALS                       4,445,411
INFORMATION TECHNOLOGY 14.6%
APPLICATION SOFTWARE 1.4%
   5,400   Kronos Incorporated(a)(c)      175,662
  11,000   Magma Design Automation,
           Inc.(a)(c)                     230,010
-------------------------------------------------
                                          405,672

-------------------------------------------------
SHARES, CONTRACTS OR
PRINCIPAL AMOUNT                     MARKET VALUE

COMMUNICATIONS EQUIPMENT 1.8%
  27,000   Cable Design Technologies
           Corporation(a)(c)          $   255,960
  15,000   SpectraLink
           Corporation(c)                 255,450
-------------------------------------------------
                                          511,410

COMPUTER STORAGE & PERIPHERALS 0.7%
   6,600   SanDisk Corporation(a)(c)      187,242

ELECTRONIC EQUIPMENT
MANUFACTURERS 1.1%
  16,500   Technitrol, Inc.(a)(c)         310,200

HOME ENTERTAINMENT SOFTWARE 2.8%
  25,500   Activision, Inc.(a)(c)         403,410
  10,700   Take-Two Interactive
           Software, Inc.(a)(c)           393,546
-------------------------------------------------
                                          796,956

INTERNET SOFTWARE & SERVICES 0.9%
  12,000   Digital Insight
           Corporation(a)(c)              248,640

IT CONSULTING & OTHER SERVICES 1.4%
   9,000   Cognizant Technology
           Solutions
           Corporation(a)(c)              407,250

SEMICONDUCTORS 0.7%
   7,100   OmniVision Technologies,
           Inc.(a)(c)                     193,901

TECHNOLOGY DISTRIBUTORS 3.8%
  16,000   Avnet, Inc.(a)(c)              391,840
  11,000   Global Imaging Systems,
           Inc.(a)                        365,420
  17,000   Ingram Micro Inc.(a)(c)        307,700
-------------------------------------------------
                                        1,064,960
-------------------------------------------------
TOTAL INFORMATION TECHNOLOGY            4,126,231

LEISURE & CONSUMER STAPLES 5.4%
LEISURE PRODUCTS 1.0%
   7,500   SCP Pool
           Corporation(a)(c)              279,450

MOVIES & ENTERTAINMENT 0.8%
  10,000   4Kids Entertainment,
           Inc.(a)(c)                     223,700

RESTAURANTS 2.5%
   9,500   Ruby Tuesday, Inc.(c)          305,425
  12,200   Sonic Corp.(a)(c)              418,216
-------------------------------------------------
                                          723,641

TOBACCO 1.1%
   5,000   R.J. Reynolds Tobacco
           Holdings, Inc.(c)              302,500
-------------------------------------------------
TOTAL LEISURE & CONSUMER STAPLES        1,529,291

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
March 31, 2004
--------------------------------------------------------------------------------

SHARES, CONTRACTS OR
PRINCIPAL AMOUNT                     MARKET VALUE
-------------------------------------------------
MATERIALS 16.4%
FERTILIZERS & AGRICULTURAL
CHEMICALS 1.3%
  10,300   Monsanto Company(c)        $   377,701
ALUMINUM 2.7%
   6,000   Alcan Inc.(f(c)                268,740
  14,100   Alcoa Inc.(c)                  489,129
-------------------------------------------------
                                          757,869

COMMODITY CHEMICALS 3.7%
   9,700   Georgia Gulf Corporation       292,455
  21,000   Headwaters
           Incorporated(a)(c)             538,020
  15,500   Lyondell Chemical
           Company(c)                     230,020
-------------------------------------------------
                                        1,060,495

DIVERSIFIED CHEMICALS 1.4%
   9,000   FMC Corporation(a)(c)          385,380

FERTILIZERS & AGRICULTURAL
CHEMICALS 1.5%
   6,500   The Scotts Company(a)(c)       416,975
METAL & GLASS CONTAINERS 1.0%
  21,000   Owens-Illinois,
           Inc.(a)(c)                     301,430

SPECIALTY CHEMICALS 1.7%
  12,000   A. Schulman, Inc.              235,800
   8,500   Albemarle Corporation(c)       246,500
-------------------------------------------------
                                          482,300

STEEL 3.1%
   5,200   Quanex Corporation             220,948
  13,000   Steel Dynamics,
           Inc.(a)(c)                     337,008
  16,600   Steel Technologies Inc.        320,712
-------------------------------------------------
                                          878,668
-------------------------------------------------
TOTAL MATERIALS                         4,660,818

TELECOMMUNICATIONS & UTILITIES 6.8%
WIRELESS TELECOMMUNICATION
SERVICES 6.8%
  10,000   America Movil S.A. de
           C.V. -- ADR(c)                 386,500
  31,000   China Unicom Limited --
           ADR(c)                         283,815
   3,000   Mobile Telesystems --
           ADR(c)                         394,500
  10,900   Nextel Communications,
           Inc.(a)(c)                     269,557
  15,900   STET Hellas
           Telecommunications
           S.A. -- ADR                    324,360
   6,800   Telemig Celular
           Participacoes S.A. -- ADR      265,880
-------------------------------------------------
                                        1,924,612
-------------------------------------------------
TOTAL TELECOMMUNICATIONS & UTILITIES    1,924,612
-------------------------------------------------
TOTAL COMMON STOCKS
           (COST $25,324,504)          28,900,333

-------------------------------------------------
SHARES, CONTRACTS OR
PRINCIPAL AMOUNT                     MARKET VALUE

CALL OPTION PURCHASED (100 SHARES
PER CONTRACT)*
           Ford Motor Company
     173   Expiration January 2006,
           Exercise Price $20.00      $     9,948
-------------------------------------------------
TOTAL CALL OPTION PURCHASED
           (COST $9,256)                    9,948

CORPORATE BONDS 1.2%
$323,000   Ford Motor Credit Co.
           7.000%, 10-1-13                340,850
-------------------------------------------------
TOTAL BOND
           (COST $345,195)                340,850

SHORT-TERM INVESTMENT 0.3%
$ 73,617   American Family Demand
           Note, 0.6908%#                  73,617
-------------------------------------------------
TOTAL SHORT-TERM INVESTMENT
           (COST $73,617)                  73,617
-------------------------------------------------
TOTAL INVESTMENTS 103.5%
           (COST $25,752,572)          29,324,748
-------------------------------------------------
LIABILITIES LESS OTHER ASSETS (3.5%)     (994,623)
-------------------------------------------------
NET ASSETS 100.0%                     $28,330,125
-------------------------------------------------

The accompanying notes are an integral part of the financial statements.

(a)  Non-income producing security

 # Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of March 31, 2004.

ADR -- American Depositary Receipt

 f   Foreign

(c)  Collateral for call option

 *   Less than 0.1%

Dates shown on securities are due dates of the obligations.

Schedule of Investments
(unaudited)

ICON COVERED CALL FUND

--------------------------------------------------------------------------------
SCHEDULE OF
WRITTEN OPTIONS
March 31, 2004
--------------------------------------------------------------------------------

                                                               CONTRACTS
UNDERLYING SECURITY/ EXPIRATION DATE/ EXERCISE PRICE   (100 SHARES PER CONTRACT)   MARKET VALUE
-----------------------------------------------------------------------------------------------
CALL OPTIONS
1-800-FLOWERS.COM, Inc.
 Expiration April 2004, Exercise Price $10.00                     215               $  4,837
4Kids Entertainment, Inc.
 Expiration May 2004, Exercise Price $25.00                       100                  7,000
Activision, Inc.
 Expiration April 2004, Exercise Price $15.00                     255                 26,137
Albemarle Corporation
 Expiration June 2004, Exercise Price $35.00                       85                  1,063
Alcan Inc.
 Expiration May 2004, Exercise Price $50.00                        60                  2,550
Alcoa Inc.
 Expiration April 2004, Exercise Price $35.00                     141                 10,927
America Movil S.A. de C.V.
 Expiration May 2004, Exercise Price $40.00                       100                 10,000
AmeriCredit Corp.
 Expiration May 2004, Exercise Price $20.00                       190                  8,550
AmSurg Corp.
 Expiration May 2004, Exercise Price $23.375                      135                 11,813
Avnet, Inc.
 Expiration April 2004, Exercise Price $25.00                     160                  8,800
Best Buy Co., Inc.
 Expiration April 2004, Exercise Price $55.00                      38                    722
BorgWarner, Inc.
 Expiration April 2004, Exercise Price $85.00                      35                  6,037
BorgWarner, Inc.
 Expiration April 2004, Exercise Price $100.00                     17                    213
Cable Design Technologies Corporation
 Expiration April 2004, Exercise Price $10.00                     270                  6,075
Capital One Financial Corporation
 Expiration May 2004, Exercise Price $80.00                        60                 12,450
China Unicom Limited
 Expiration April 2004, Exercise Price $12.50                     315                    788
Cognizant Technology Solutions Corporation
 Expiration April 2004, Exercise Price $55.00                      90                    450
CompuCredit Corporation
 Expiration April 2004, Exercise Price $22.50                     125                  4,687
Coventry Health Care, Inc.
 Expiration May 2004, Exercise Price $45.00                        82                 10,455
DaVita, Inc.
 Expiration April 2004, Exercise Price $40.00                      70                 54,250
Digital Insight Corporation
 Expiration May 2004, Exercise Price $25.00                       120                  3,300
East West Bancorp, Inc.
 Expiration April 2004, Exercise Price $55.00                      60                  9,150
EDO Corporation
 Expiration April 2004, Exercise Price $30.00                     110                  2,750
Federated Department Stores, Inc.
 Expiration May 2004, Exercise Price $55.00                        60                 11,250
FMC Corporation
 Expiration April 2004, Exercise Price $35.00                      90                 70,650
Fred's, Inc.
 Expiration April 2004, Exercise Price $25.00                      74                  3,330
General Motors Corporation
 Expiration May 2004, Exercise Price $50.00                        75                  4,687

--------------------------------------------------------------------------------
SCHEDULE OF
WRITTEN OPTIONS
March 31, 2004
--------------------------------------------------------------------------------

                                                              CONTRACTS
UNDERLYING SECURITY/ EXPIRATION DATE/ EXERCISE PRICE   (100 SHARES PER CONTRACT)   MARKET VALUE
-----------------------------------------------------------------------------------------------
Goodrich Corporation
 Expiration May 2004, Exercise Price $35.00                        90                    900
Granite Construction Incorporated
 Expiration June 2004, Exercise Price $25.00                       90                  6,525
Headwaters Incorporated
 Expiration May 2004, Exercise Price $22.50                       210                 75,600
Helen of Troy Limited
 Expiration May 2004, Exercise Price $30.00                        88                 20,240
Helen of Troy Limited
 Expiration May 2004, Exercise Price $35.00                        87                  5,438
Hilb, Rogal and Hamilton Company
 Expiration May 2004, Exercise Price $40.00                       110                  6,325
Hovnanian Enterprises, Inc.
 Expiration April 2004, Exercise Price $42.50                      60                 10,350
IndyMac Bancorp, Inc.
 Expiration April 2004, Exercise Price $35.00                      90                 15,750
Ingersoll-Rand Company
 Expiration May 2004, Exercise Price $70.00                        35                  5,512
Ingram Micro Inc.
 Expiration April 2004, Exercise Price $17.50                     170                 14,025
Jacobs Engineering Group Inc.
 Expiration April 2004, Exercise Price $50.00                      43                    538
Kenneth Cole Productions, Inc.
 Expiration April 2004, Exercise Price $35.00                      90                  6,525
Kronos Incorporated
 Expiration April 2004, Exercise Price $35.00                      54                  1,755
Labor Ready, Inc.
 Expiration May 2004, Exercise Price $12.50                       225                 32,062
Lear Corporation
 Expiration May 2004, Exercise Price $65.00                        55                  5,913
Loews Corporation
 Expiration May 2004, Exercise Price $65.00                        57                  1,425
Lyondell Chemical Company
 Expiration May 2004, Exercise Price $17.50                       155                  1,163
Magma Design Automation, Inc.
 Expiration April 2004, Exercise Price $25.00                     110                  1,375
Mobile Telesystems
 Expiration May 2004, Exercise Price $125.00                       30                 33,600
Monsanto Company
 Expiration April 2004, Exercise Price $30.00                     100                 66,500
NCO Group, Inc.
 Expiration May 2004, Exercise Price $25.00                       100                  7,000
New Century Financial Corporation
 Expiration May 2004, Exercise Price $60.00                        70                  2,100
New York Community Bancorp, Inc.
 Expiration April 2004, Exercise Price $30.00                      73                 31,820
Nextel Communications, Inc.
 Expiration May 2004, Exercise Price $30.00                       109                  1,907
Omnicare, Inc.
 Expiration May 2004, Exercise Price $47.50                        76                  5,510
OmniVision Technologies, Inc.
 Expiration April 2004, Exercise Price $30.00                      71                  4,083
Oshkosh Truck Corporation
 Expiration April 2004, Exercise Price $50.00                      75                 44,625

(unaudited)
--------------------------------------------------------------------------------
SCHEDULE OF
WRITTEN OPTIONS
March 31, 2004
--------------------------------------------------------------------------------

                                                               CONTRACTS
UNDERLYING SECURITY/ EXPIRATION DATE/ EXERCISE PRICE   (100 SHARES PER CONTRACT)   MARKET VALUE
-----------------------------------------------------------------------------------------------
Owens-Illinois, Inc.
 Expiration May 2004, Exercise Price $15.00                       215                 10,213
Priority Healthcare Corporation
 Expiration April 2004, Exercise Price $25.00                     140                  1,400
Province Healthcare Company
 Expiration May 2004, Exercise Price $17.50                       170                  6,375
Quiksilver, Inc.
 Expiration May 2004, Exercise Price $22.50                       200                 17,500
R.J. Reynolds Tobacco Holdings, Inc.
 Expiration April 2004, Exercise Price $70.00                      50                    375
Ruby Tuesday, Inc.
 Expiration May 2004, Exercise Price $30.00                        30                  7,950
Ruby Tuesday, Inc.
 Expiration May 2004, Exercise Price $35.00                        65                  2,275
SanDisk Corporation
 Expiration April 2004, Exercise Price $32.50                      66                  1,815
The Scotts Company
 Expiration June 2004, Exercise Price $65.00                       65                 12,675
SCP Pool Corporation
 Expiration April 2004, Exercise Price $40.00                      75                    750
Select Medical Corporation
 Expiration April 2004, Exercise Price $20.00                     150                    750
The Shaw Group Inc.
 Expiration April 2004, Exercise Price $15.00                     150                  1,125
Sonic Corp.
 Expiration April 2004, Exercise Price $35.00                      50                  2,250
Sonic Corp.
 Expiration June 2004, Exercise Price $40.00                       72                  1,980
SpectraLink Corporation
 Expiration May 2004, Exercise Price $20.00                       150                  9,375
The Sports Authority, Inc.
 Expiration April 2004, Exercise Price $45.00                      85                  1,062
Steel Dynamics, Inc.
 Expiration April 2004, Exercise Price $25.00                     136                  8,160
Take-Two Interactive Software, Inc.
 Expiration April 2004, Exercise Price $37.50                     107                  9,095
Technitrol, Inc.
 Expiration April 2004, Exercise Price $25.00                     165                  2,063
Thor Industries, Inc.
 Expiration May 2004, Exercise Price $30.00                       128                  9,280
Ultra Petroleum Corp.
 Expiration May 2004, Exercise Price $35.00                       140                  7,000
University of Phoenix Online
 Expiration May 2004, Exercise Price $90.00                        35                 10,500
West Marine, Inc.
 Expiration April 2004, Exercise Price $30.00                     110                 24,200
Winnebago Industries, Inc.
 Expiration April 2004, Exercise Price $37.50                      90                    225
York International Corporation
 Expiration May 2004, Exercise Price $45.00                       100                  1,250
Zale Corporation
 Expiration May 2004, Exercise Price $60.00                        54                 17,280
-----------------------------------------------------------------------------------------------
TOTAL OPTIONS WRITTEN (PREMIUMS RECEIVED $468,687)              8,453               $868,410

Management Overview

ICON EQUITY INCOME FUND

A discussion with the Portfolio
Management Team

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

The ICON Equity Income Fund, Class I advanced 19.69% for the six-month period ended March 31, 2004. At the same time, its Class C shares appreciated 19.12%, both of which outperformed the 14.75% return for the Fund's benchmark, the S&P 1500 Index. Total returns for other periods as of March 31, 2004 are listed on page 29.

In light of volatile equity markets and declining value-to-price ratios during the period, the Fund took a more conservative stance, reducing its pure equity exposure while increasing its weighting in income-producing investments such as preferred stocks and convertible bonds. By doing so, the Fund lowered its risk profile yet maintained equity-like exposure to the residual intrinsic value we continue to detect. However, in increasing its weighting in convertible bonds, the Fund sidestepped supply issues associated with that marketplace by creating a blended security, combining a company's corporate bond with a call option on its stock.

The Fund is managed using an all-cap strategy, meaning we invest in securities we believe are undervalued, regardless of their location on the traditional style grid. Our investment approach is not limited by restrictions on market capitalization; the ICON system searches for potential industry leadership regardless of where it emerges.

Other performance considerations during the period included the Fund's value bias, as measured on a price-to-earnings (P/E) basis. Although our valuation readings classified much of the Fund's holdings as underpriced, returns may have benefited when stocks generally considered more growth-oriented encountered severe resistance amid valuation-related profit taking during the fourth quarter of 2003 and a two-month cyclical correction in early 2004.

The Fund does not utilize P/E ratio as a valuation measure, regarding it as a static proxy. Instead, we calculate a proprietary value-to-price ratio (V/P) for each industry and security. We believe this to be more meaningful since it considers the effects of earnings, projected growth, risk, and interest rates (opportunity cost).

WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE PAST SIX MONTHS?

Despite their seemingly robust gains, stocks came under pressure during the period as geopolitical tensions reignited in the wake of the overseas terrorist events. Although economic fundamentals demonstrated incremental improvements, conflicting data exacerbated market uncertainty as investors grappled with misplaced concerns surrounding lackluster job growth, weaker consumer spending and higher interest rates.

Short-term interest rates remained at 45-year lows and given the current low-inflation environment, it seems likely that any increase would be gradual. Furthermore, with longer rates experiencing a 20-year secular decline, we anticipate that yields will merely revert to historical norms, ranging between 4.0% and 5.0%. That being said, we currently see no reason for interest rates to rise appreciably above these levels.

HOW DID THE PORTFOLIO'S COMPOSITION AFFECT FUND PERFORMANCE?

Positive contributions from all sectors with notable outperformance among overweights in Industrials and Consumer Discretionary worked

[SIDENOTE]

PORTFOLIO PROFILE

March 31, 2004
(unaudited)

EQUITIES                                                                   82.7%

COMMON STOCKS                                                              72.2%

PREFERRED STOCKS                                                            4.5%

CONVERTIBLE PREFERRED STOCKS                                                6.0%

TOP 10 EQUITY HOLDINGS                                                     16.2%

NUMBER OF STOCKS                                                             121

OPTIONS PURCHASED

CALL OPTIONS                                                                0.2%

NUMBER OF CONTRACTS                                                           4

BONDS & CASH EQUIVALENTS                                                   18.3%

CONVERTIBLE CORPORATE BONDS                                                10.0%

CORPORATE BONDS                                                            4.0%

CASH EQUIVALENTS                                                           4.3%

NUMBER OF BONDS                                                              18

Percentages are based upon net assets.

[SIDENOTE]

TOP 10 EQUITY HOLDINGS

March 31, 2004
(unaudited)

NOVASTAR FINANCIAL, INC.                                                    2.0%

KIMBERLY-CLARK CORPORATION                                                  1.8%

KNIGHTSBRIDGE TANKERS LTD.                                                  1.7%

SMITH & NEPHEW PLC                                                          1.7%

STEEL TECHNOLOGIES INC.                                                     1.6%

GEVITY HR, INC.                                                             1.5%

METHANEX CORPORATION                                                        1.5%

FERRO CORPORATION                                                           1.5%

TIDEWATER INC.                                                              1.5%

MAYTAG, CORP.                                                               1.4%

Percentages are based upon net assets.

ICON EQUITY INCOME FUND

to the Fund's advantage during the period. Selected overweight industries also made significant contributions, including real estate investment trusts, oil & gas refining & marketing and employment services.

Sectors detracting on a relative basis centered on the underweight Information Technology, Health Care and Energy groups. Underweight industries such as communications equipment, semiconductors, soft drinks, and regional banks proved also detrimental while an overweighting in commodity chemicals held back performance.

Measurable company contributors included subprime mortgage lender NovaStar Financial Inc., which reported strong earnings-per-share gains in addition to announcing a 2-for-1 stock split. Employment services firm Gevity HR, Inc. also advanced, having implemented organizational changes that boosted client growth. Meanwhile, wholesale food distributor Nash Finch Co. resumed its turnaround after posting higher profits on revenue gains and cost-cutting measures. Drugmaker Valeant Pharmaceuticals International also rebounded, having benefited from lower quarterly losses and positive clinical data for its new Hepatitis C treatment, while Big Three automaker Ford Motor Company gained on optimism generated by the reviving economy.

In contrast, shares of SpectraLink plummeted after the maker of wireless communications equipment reported missing Wall Street revenue estimates. Leading polyester fiber producer Wellman Inc. also declined after warning of wider-than-expected losses due to rising raw material costs. Likewise, offshore fleet operator Tidewater Inc. encountered guidance concerns when the company's earnings forecast fell below consensus estimates on weaker utilization trends. Elsewhere, semiconductor equipment supplier Cabot Microelectronics Corp. and integrated database resource FactSet Research Systems Inc. both retreated amid widespread profit taking in the Information Technology sector. However, these stocks did not meet the Fund's sell discipline and we continued to hold them period-end.

WHAT IS THE INVESTMENT OUTLOOK FOR THE DOMESTIC MARKET?

Assuming long-term interest rates trade at or near historical norms, we do not expect fixed-income markets to be adversely affected. At the same time, we continue to see modest upside in the equity markets based on our overall estimate of fair value.

Although relative strength readings continue to support a cyclical theme tied to the economic recovery, we believe a conservative approach still makes sense. That being said, while our outlook is positive, we are mindful of the fact that the road to fair value is never a straight line.

--------------------------------------------------------------------------------
PERFORMANCE HIGHLIGHTS
March 31, 2004
(unaudited)
--------------------------------------------------------------------------------

- Positive contributions from all sectors, particularly Industrials and Consumer Discretionary, aided Fund returns during the period.

- Selected industries also made significant contributions, including real estate investment trusts, oil & gas refining & marketing and employment services.

- Poorer-performing sectors included Information Technology, Health Care and Energy.

- Specific companies contributing positively to returns included NovaStar Financial Inc., Gevity HR, Inc., and Nash Finch Co., while SpectraLink, Wellman Inc., and Tidewater Inc. were poor performers.

--------------------------------------------------------------------------------
SECTOR COMPOSITION
March 31, 2004
(unaudited)
--------------------------------------------------------------------------------

Financial                                                          14.5%

Materials                                                          12.1%

Industrials                                                        11.1%

Leisure & Consumer Staples                                          9.4%

Consumer Discretionary                                              6.7%

Information Technology                                              6.0%

Telecommunications & Utilities                                      5.4%

Energy                                                              4.0%

Healthcare                                                          3.0%

Percentages are based upon common stock positions and net assets.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
as of March 31, 2004
(unaudited)
--------------------------------------------------------------------------------

                                               SIX MONTHS
                                 INCEPTION       ENDED        ONE      FIVE        SINCE
                                   DATE         3/31/04*      YEAR     YEARS     INCEPTION
------------------------------------------------------------------------------------------
ICON Equity Income Fund-Class I   10/1/02        19.69%      48.05%     N/A       30.78%
------------------------------------------------------------------------------------------
S&P 1500 Index                                   14.75%      36.92%               27.06%
------------------------------------------------------------------------------------------
ICON Equity Income Fund-Class C   11/8/02        19.12%      46.85%     N/A       26.65%
------------------------------------------------------------------------------------------
S&P 1500 Index                                   14.75%      36.92%               20.56%
------------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative index can be found on pages 2 and 3. The Adviser has agreed to waive certain Fund expenses; without these waivers, returns would have been lower. The waiver provisions may be terminated in the future.

* Not annualized.

--------------------------------------------------------------------------------
VALUE OF A
$10,000 INVESTMENT
through March 31, 2004
--------------------------------------------------------------------------------

[LINE GRAPH]

                                    ICON EQUITY INCOME FUND-CLASS I             S&P 1500 INDEX
                                    -------------------------------             --------------
10/01/02                                        10000                              10000
12/31/02                                        10819                              10811
3/31/03                                         10091                              10450
6/30/03                                         12073                              12093
9/30/03                                         12482                              12469
12/31/03                                        14475                              14009
3/31/04                                         14940                              14308

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund's Class I shares on the Class' inception date of 10/1/02 to a $10,000 investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Schedule of Investments
(unaudited)

ICON EQUITY INCOME FUND

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
March 31, 2004
--------------------------------------------------------------------------------

SHARES, CONTRACTS OR PRINCIPAL
AMOUNT                               MARKET VALUE
-------------------------------------------------
COMMON STOCKS 72.2%

CONSUMER DISCRETIONARY 6.7%
ADVERTISING 0.4%
    29,000   The Interpublic Group
             of Companies, Inc.(a)   $    446,020

APPAREL ACCESSORIES & LUXURY
GOODS 0.5%
     7,900   Kellwood Company             310,075
     5,600   V. F. Corporation            261,520
-------------------------------------------------
                                          571,595

APPAREL RETAIL 0.8%
    15,900   The Cato Corporation         319,272
    26,500   Limited Brands               530,000
-------------------------------------------------
                                          849,272

AUTOMOBILE MANUFACTURERS 1.3%
    28,300   General Motors
             Corporation                1,332,930
DEPARTMENT STORES 0.4%
    10,500   Sears, Roebuck and Co.       451,080

DISTRIBUTORS 0.1%
     4,800   Genuine Parts Company        157,056

FOOTWEAR 0.3%
     7,000   Brown Shoe Company,
             Inc.                         255,010

HOUSEHOLD APPLIANCES 2.2%
    48,000   Maytag Corporation         1,515,360
    10,800   Snap-on Incorporated         349,272
     6,700   Whirlpool Corporation        461,429
-------------------------------------------------
                                        2,326,061

TIRES & RUBBER 0.7%
     7,100   Bandag, Incorporated         353,367
    18,700   Cooper Tire & Rubber
             Company(f)                   376,805
-------------------------------------------------
                                          730,172
-------------------------------------------------
TOTAL CONSUMER DISCRETIONARY            7,119,196

ENERGY 4.0%
INTEGRATED OIL & GAS 0.3%
     5,300   ConocoPhillips               369,993

OIL & GAS EQUIPMENT & SERVICES 1.5%
    56,000   Tidewater Inc.             1,575,280

OIL & GAS REFINING & MARKETING &
TRANSPORTATION 2.2%
    10,600   Ashland Inc.                 492,794
    87,500   Knightsbridge Tankers
             Ltd.(f)                    1,861,125
-------------------------------------------------
                                        2,353,919
-------------------------------------------------
TOTAL ENERGY                            4,299,192

-------------------------------------------------
SHARES, CONTRACTS OR PRINCIPAL
AMOUNT                               MARKET VALUE

FINANCIAL 14.5%
ASSET MANAGEMENT & CUSTODY
BANKS 0.4%
    12,600   The Bank of New York
             Company, Inc.           $    396,900

DIVERSIFIED BANKS 1.8%
     7,100   Bank of America
             Corporation                  574,958
    29,800   FleetBoston Financial
             Corporation                1,338,020
-------------------------------------------------
                                        1,912,978

DIVERSIFIED CAPITAL MARKETS 1.0%
    24,500   J.P. Morgan Chase &
             Co.                        1,027,775

INSURANCE BROKERS 2.1%
    42,500   Aon Corporation            1,186,175
    32,000   Arthur J. Gallagher &
             Co.                        1,042,240
-------------------------------------------------
                                        2,228,415

INVESTMENT BANKING & BROKERAGE 0.5%
    10,400   Morgan Stanley               595,920

LIFE & HEALTH INSURANCE 0.5%
    12,000   Lincoln National
             Corporation                  567,840

MULTI-LINE INSURANCE 2.5%
    48,300   American Financial
             Group, Inc.                1,440,789
    21,000   Loews Corporation          1,240,260
-------------------------------------------------
                                        2,681,049

OTHER DIVERSIFIED FINANCIAL
SERVICES 1.0%
    11,500   Citigroup Inc.               594,550
    20,900   ING Groep N.V. -- ADR        460,845
-------------------------------------------------
                                        1,055,395

PROPERTY & CASUALTY INSURANCE 0.3%
    15,450   Old Republic
             International
             Corporation                  379,452

REAL ESTATE INVESTMENT TRUSTS 2.4%
    13,200   General Growth
             Properties, Inc.             463,980
    31,600   Novastar Financial,
             Inc.                       2,084,020
-------------------------------------------------
                                        2,548,000

THRIFTS & MORTGAGE FINANCE 2.0%
    10,900   Countrywide Financial
             Corporation                1,045,310
    31,700   New York Community
             Bancorp, Inc.              1,086,676
-------------------------------------------------
                                        2,131,986
-------------------------------------------------
TOTAL FINANCIAL                        15,525,710

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
March 31, 2004
--------------------------------------------------------------------------------

SHARES, CONTRACTS OR PRINCIPAL
AMOUNT                               MARKET VALUE
-------------------------------------------------
HEALTHCARE 3.0%
HEALTH CARE DISTRIBUTORS 0.5%
    20,500   Owens & Minor, Inc.     $    518,650

HEALTH CARE FACILITIES 0.6%
    17,400   Manor Care, Inc.             614,046

HEALTH CARE SUPPLIES 1.7%
    36,000   Smith & Nephew plc --
             ADR                        1,819,440

PHARMACEUTICALS 0.2%
    11,200   Bristol-Myers Squibb
             Company                      271,376
-------------------------------------------------
TOTAL HEALTHCARE                        3,223,512

INDUSTRIALS 11.1%
AEROSPACE & DEFENSE 0.6%
    24,200   Goodrich Corporation         679,294

AIR FREIGHT & LOGISTICS 0.5%
    13,700   Ryder System, Inc.           530,601

BUILDING PRODUCTS 1.1%
    19,400   Masco Corporation            590,536
    16,000   York International
             Corporation                  628,960
-------------------------------------------------
                                        1,219,496

COMMERCIAL PRINTING 1.1%
    38,000   R.R. Donnelley & Sons
             Company                    1,149,500

CONSTRUCTION & FARM MACHINERY &
HEAVY TRUCKS 0.9%
     7,300   Caterpillar Inc.             577,211
    20,400   Federal Signal
             Corporation                  404,940
-------------------------------------------------
                                          982,151

DIVERSIFIED COMMERCIAL
SERVICES 0.3%
     8,700   Deluxe Corporation           348,870

ELECTRICAL COMPONENTS &
EQUIPMENT 1.5%
     8,300   Cooper Industries,
             Ltd.                         474,594
     7,000   Emerson Electric Co.         419,440
     8,700   Hubbell Incorporated         349,131
     7,900   Roper Industries, Inc.       381,175
-------------------------------------------------
                                        1,624,340

EMPLOYMENT SERVICES 1.6%
    57,000   Gevity HR, Inc.            1,664,400

INDUSTRIAL CONGLOMERATES 1.1%
    33,000   ALLETE, Inc.               1,157,970

-------------------------------------------------
SHARES, CONTRACTS OR PRINCIPAL
AMOUNT                               MARKET VALUE

INDUSTRIAL MACHINERY 1.6%
     8,400   Briggs & Stratton
             Corporation             $    566,748
    11,100   Harsco Corporation           505,050
    40,700   Stewart & Stevenson
             Services, Inc.               595,034
-------------------------------------------------
                                        1,666,832

MARINE 0.4%
    14,000   Alexander & Baldwin,
             Inc.                         463,120

TRADING COMPANIES &
DISTRIBUTORS 0.4%
    16,800   Applied Industrial
             Technologies, Inc.           381,696
-------------------------------------------------
TOTAL INDUSTRIALS                      11,868,270

INFORMATION TECHNOLOGY 6.0%
APPLICATION SOFTWARE 1.0%
    11,300   FactSet Research
             Systems Inc.                 480,928
    27,100   Jack Henry &
             Associates, Inc.             521,946
-------------------------------------------------
                                        1,002,874

COMMUNICATIONS EQUIPMENT 1.0%
    64,000   SpectraLink
             Corporation                1,089,920

COMPUTER HARDWARE 0.6%
    27,900   Hewlett-Packard
             Company                      637,236

DATA PROCESSING & OUTSOURCED
SERVICES 1.1%
    26,400   Electronic Data
             Systems Corporation          510,840
    19,300   StarTek, Inc.                701,362
-------------------------------------------------
                                        1,212,202

ELECTRONIC EQUIPMENT
MANUFACTURERS 0.8%
    41,900   PerkinElmer, Inc.            866,911

SEMICONDUCTOR EQUIPMENT 0.2%
     5,000   Cabot Microelectronics
             Corporation(a)               211,200

SEMICONDUCTORS 0.5%
    19,700   Intel Corporation            535,840

TECHNOLOGY DISTRIBUTORS 0.8%
    17,000   Agilysys, Inc.               826,625
-------------------------------------------------
TOTAL INFORMATION TECHNOLOGY            6,382,808

LEISURE & CONSUMER STAPLES 9.4%
CASINOS & GAMING 0.6%
    10,900   Mandalay Resort Group        624,134

FOOD DISTRIBUTORS 1.2%
    55,200   Nash Finch Company         1,307,136

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
March 31, 2004
--------------------------------------------------------------------------------

SHARES, CONTRACTS OR PRINCIPAL
AMOUNT                               MARKET VALUE
-------------------------------------------------
FOOD RETAIL 2.7%
    66,000   Albertson's, Inc.       $  1,461,900
    47,100   SUPERVALU INC.             1,438,434
-------------------------------------------------
                                        2,900,334

HOUSEHOLD PRODUCTS 1.8%
    30,000   Kimberly-Clark
             Corporation                1,893,000

LEISURE PRODUCTS 0.6%
    33,700   Callaway Golf Company        639,626

PACKAGED FOODS & MEATS 0.8%
    54,300   Lance, Inc.                  889,977

PUBLISHING 0.4%
     9,500   Dow Jones & Company,
             Inc.                         455,145

TOBACCO 1.3%
    21,800   R.J. Reynolds Tobacco
             Holdings, Inc.             1,318,900
-------------------------------------------------
TOTAL LEISURE & CONSUMER STAPLES       10,028,252

MATERIALS 12.1%
ALUMINUM 0.4%
    11,500   Alcoa Inc.                   398,935

COMMODITY CHEMICALS 3.9%
    96,700   Lyondell Chemical
             Company                    1,435,028
   147,100   Methanex
             Corporation(f)             1,647,520
   130,000   Wellman, Inc.              1,085,500
-------------------------------------------------
                                        4,168,048

CONSTRUCTION MATERIALS 1.3%
    46,000   Cemex S.A. de C.V. --
             ADR                        1,371,720
FERTILIZERS & AGRICULTURAL
CHEMICALS 0.3%
    10,200   Monsanto Company             374,034

PAPER PRODUCTS 1.3%
    19,200   Aracruz Celulose
             S.A. -- ADR                  734,400
    19,700   Georgia-Pacific Corp.        663,693
-------------------------------------------------
                                        1,398,093

SPECIALTY CHEMICALS 3.3%
    95,000   Crompton Corporation         606,100
    61,000   Ferro Corporation          1,595,150
    79,600   RPM International,
             Inc.                       1,316,584
-------------------------------------------------
                                        3,517,834

-------------------------------------------------
SHARES, CONTRACTS OR PRINCIPAL
AMOUNT                               MARKET VALUE

STEEL 1.6%
    87,600   Steel Technologies
             Inc.                    $  1,692,432
-------------------------------------------------
TOTAL MATERIALS                        12,921,096

TELECOMMUNICATIONS & UTILITIES 5.4%

ELECTRIC UTILITIES 2.0%
    31,600   Alliant Energy
             Corporation                  823,496
    51,500   Duquesne Light
             Holdings Inc.              1,004,250
     9,100   IDACORP, Inc.                272,090
-------------------------------------------------
                                        2,099,836

GAS UTILITIES 0.4%
     6,900   Atmos Energy
             Corporation                  176,433
     5,700   Peoples Energy
             Corporation                  254,505
-------------------------------------------------
                                          430,938

INTEGRATED TELECOMMUNICATION
SERVICES 1.5%
     8,500   ALLTEL Corporation           431,120
     6,300   SBC Communications
             Inc.                         154,602
    16,600   Sprint Corporation           305,938
    71,800   Sprint Corporation --
             Units                        744,566
-------------------------------------------------
                                        1,636,226

MULTI-UTILITIES & UNREGULATED
POWER 1.5%
    10,300   Energy East
             Corporation                  261,208
    34,000   Telemig Celular
             Participacoes S.A. --
             ADR                        1,329,400
-------------------------------------------------
                                        1,590,608
-------------------------------------------------
TOTAL TELECOMMUNICATIONS &              5,757,608
UTILITIES
-------------------------------------------------
TOTAL COMMON STOCKS
             (COST $66,692,464)        77,125,644

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
March 31, 2004
--------------------------------------------------------------------------------

SHARES, CONTRACTS OR PRINCIPAL
AMOUNT                               MARKET VALUE
-------------------------------------------------
PREFERRED STOCKS 4.5%
    18,200   Aetna Inc.,
             8.500%, 8-31-41         $    505,596
    12,200   Ambac Financial Group,
             Inc.,
             7.000%, 10-17-51             330,620
     6,600   Bank One Capital
             Corporation,
             8.000%, 1-30-31              182,160
    27,000   Ford Motor Credit
             Company,
             7.600%, 3-01-32              722,250
    26,000   General Motors
             Acceptance
             Corporation,
             7.350%, 8-8-32               691,080
    15,000   Maytag Corporation,
             7.875%, 8-1-31               409,500
    16,000   MBNA Corporation,
             7.500%, Series A             424,000
    38,000   The Walt Disney
             Company,
             7.000%, 11-1-31            1,024,100
    18,100   Xerox Capital LLC,
             6.540%, 2-28-06,
             Series A(f)                  557,633
-------------------------------------------------
TOTAL PREFERRED STOCKS
             (COST $4,807,239)          4,846,939

-------------------------------------------------
SHARES, CONTRACTS OR PRINCIPAL
AMOUNT                               MARKET VALUE
CONVERTIBLE PREFERRED STOCKS 6.0%
    16,200   Ameren Corporation,
             9.750%, 5-15-05         $    452,790
    16,300   CenturyTel, Inc.,
             6.875%, 5-15-05              390,874
     4,200   Chesapeake Energy
             Corporation,
             6.750%, 12-31-49             371,700
    39,000   Constellation Brands,
             Inc., 5.750%, 9-1-06       1,189,500
     5,700   Emmis Communications
             Corporation, 6.250%,
             12-31-49, Series A           278,160
     4,300   KeySpan Corporation,
             8.750%, 5-16-05              230,050
     4,000   Northrop Grumman
             Corporation, 7.000%,
             4-4-21                       506,000
     9,000   Omnicare, Inc.,
             4.000%, 6-15-33              589,500
     8,600   Philippine Long
             Distance Telephone
             Company,
             3.500%, 12-31-49,
             Series III -- ADR            395,600
    10,500   Sempra Energy, 8.500%,
             5-17-05                      306,600
    14,400   TXU Corp., 8.750%,
             11-16-05, Series C           529,200
    23,200   Toy "R" Us, Inc.,
             6.250%, 8-16-05            1,110,816
-------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS
             (COST $5,882,095)          6,350,790

CALL OPTIONS PURCHASED (100 SHARES
PER CONTRACT) 0.2%
       400   Ford Motor Company
             Expiration January
             2006, Exercise Price
             $20.00                        23,000
        75   McDonald's Corp.
             Expiration September
             2004, Exercise Price
             $30.00                        10,125
       200   Royal Caribbean
             Cruises Ltd.
             Expiration September
             2004, Exercise Price
             $50.00                        43,000
     1,100   XEROX Corporation
             Expiration January
             2006, Exercise Price
             $20.00                       151,250
-------------------------------------------------
TOTAL CALL OPTIONS PURCHASED
             (COST $180,032)              227,375

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
March 31, 2004
--------------------------------------------------------------------------------

SHARES, CONTRACTS OR PRINCIPAL
AMOUNT                               MARKET VALUE
-------------------------------------------------
CONVERTIBLE CORPORATE BONDS 10.0%
$  177,000   Adaptec, Inc.,
             3.000%, 3-5-07          $    177,221
   100,000   Amerisource Health
             Corporation,
             5.000%, 12-1-07              114,875
   158,000   The BISYS Group, Inc.,
             4.000%, 3-15-06              158,790
   790,000   China Mobile Limited,
             2.250%, 10-31-05(f)          792,963
 1,600,000   DaimlerChrysler AG,
             6.500%, 11-15-13           1,730,488
   110,000   Eastman Kodak Company,
             3.375%, 10-15-33             127,187
 1,288,000   Household Finance
             Corporation,
             4.750%, 7-15-13            1,296,412
   600,000   International
             Rectifier Corporation,
             4.250%, 7-15-07              603,750
 1,500,000   King Pharmaceuticals,
             Inc., 2.750%, 11-21-06     1,447,500
   135,000   Mediacom
             Communications
             Corporation,
             5.250%, 7-1-06               131,287
 1,230,000   Providian Financial
             Corporation,
             3.250%, 8-15-05            1,208,475
   136,000   Tower Automotive,
             Inc., 5.000%, 8-1-04         130,560
 1,270,000   The Walt Disney
             Company,
             2.125%, 4-15-23            1,403,350
 1,000,000   UTStarcom, Inc.,
             0.875%, 3-1-08             1,403,750
-------------------------------------------------
TOTAL CONVERTIBLE CORPORATE BONDS
             (COST $10,865,827)        10,726,608

CORPORATE BONDS 4.0%
   750,000   Ford Motor Credit Co.,
             7.000%, 10-1-13              791,447
   225,000   McDonald's Corp.,
             5.000%, 9-30-16              223,509
 1,000,000   Royal Caribbean
             Cruises,
             7.250%, 3-15-18(f)         1,045,000
 2,100,000   Xerox Corporation,
             7.625%, 6-15-13(a)         2,236,500
-------------------------------------------------
TOTAL CORPORATE BOND
             (COST $4,377,178)          4,296,456

-------------------------------------------------
SHARES, CONTRACTS OR PRINCIPAL
AMOUNT                               MARKET VALUE

SHORT-TERM INVESTMENTS 4.3%
U.S. GOVERNMENT OBLIGATIONS 3.0%
 3,153,000   FHLB Discount Note,
             1.000%, 4-01-04         $  3,153,000
-------------------------------------------------
TOTAL U.S. GOVERNMENT OBLIGATIONS       3,153,000

VARIABLE RATE DEMAND NOTE 1.3%
 1,379,833   American Family Demand
             Note, 0.6908%#             1,379,833
-------------------------------------------------
TOTAL VARIABLE RATE DEMAND NOTE         1,379,833
-------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
             (COST $4,532,833)          4,532,833
-------------------------------------------------
TOTAL INVESTMENTS 101.2%
             (COST $97,337,668)       108,106,645
-------------------------------------------------
LIABILITIES LESS OTHER                 (1,296,126)
ASSETS (1.2%)
-------------------------------------------------
NET ASSETS 100.0%                    $106,810,519
-------------------------------------------------

The accompanying notes are an integral part of the financial statements.

(a)  Non-income producing security

 # Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of March 31, 2004.

ADR -- American Depositary Receipt

 f   Foreign

Dates shown on securities are due dates of the obligations.

Management Overview

ICON LONG/SHORT FUND

A discussion with J.C. Waller III, Portfolio Manager

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

The ICON Long/Short Fund, Class I advanced 20.21% for the six-month period ended March 31, 2004, while its Class C shares appreciated 19.84%. Both returns outpaced the Fund's benchmark, the S&P 1500 Index, which returned 14.75% over the same period. Total returns for other periods as of March 31, 2004 are listed on page 38.

The Fund's performance advantage during the period can be attributed to holding concentrated long positions in leading industries favored by our valuation methodology. Furthermore, as certain overpriced industries within the Information Technology sector began to decline in relative strength, the Fund initiated short positions within the technology area that ultimately contributed to performance.

The Fund is managed using an all-cap strategy, meaning we invest in securities we believe are undervalued, regardless of their location on the traditional style grid. Our investment approach is not limited by restrictions on market capitalization; the ICON system searches for potential industry leadership regardless of where it emerges.

Other performance considerations during the period included the Fund's growth bias, as measured on a price-to-earnings (P/E) basis. Although our valuation readings classified many of its holdings as underpriced, the Fund may have suffered when stocks considered more richly valued based on P/E encountered severe resistance on two separate occasions. These occurrences include valuation-related profit taking in the Technology sector during the fourth quarter of 2003 and a two-month cyclical correction in early 2004 that lifted more defensive issues.

Note that the Fund does not utilize P/E ratio as a valuation measure, regarding it as a static proxy. Instead, we calculate a proprietary value-to-price ratio (V/P) for each industry and security. We believe this to be more meaningful since it considers the effects of earnings, projected growth, risk, and interest rates (opportunity cost).

WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE PAST SIX MONTHS?

Seemingly negative market trends prevailed despite the fact that stocks turned in a strong showing during the period. Although economic fundamentals and corporate earnings both made considerable headway, investors instead focused on interest rate fears, job growth concerns and consumer spending worries. Our system saw things differently, as valuations and relative strength readings continued to support an upward move, particularly as the recovery gained traction.

While stock prices remained underpriced based on our estimate of fair value, event-driven sell-offs weighed heavily on the market. Adding to the uncertainty was the underpinning of terrorism, which heightened following terrorist bombings and lingering hostilities in the Middle East.

HOW DID THE PORTFOLIO'S COMPOSITION AFFECT FUND PERFORMANCE?

The Fund's industry focus worked to its benefit during the period, as benchmark-beating returns were generated from overweight positions in steel, wireless telecommunication services, specialty stores, consumer finance, and employment services. Among top-performing sectors, the Fund was increasingly tilted toward Materials as steel strengthened on rising global demand, while Telecommunications leader wireless services benefited from capacity

[SIDENOTE]

PORTFOLIO PROFILE

March 31, 2004
(unaudited)

Equities                                                                   89.7%

Top 10 Equity Holdings                                                     17.9%

Number of Stocks                                                              71

Cash Equivalents                                                           11.3%

Percentages are based upon net assets.

[SIDENOTE]

TOP 10 EQUITY HOLDINGS
(LONG POSITIONS)

March 31, 2004
(unaudited)

First Cash Financial
Services, Inc.                                                              2.1%

Activision, Inc.                                                            2.0%

Turkcell Iletisim
Hizmetleri A.S.                                                             1.8%

Steel Technologies Inc.                                                     1.8%

Mobile Telesystems                                                          1.8%

Steel Dynamics, Inc.                                                        1.8%

Capital One Financial Corporation                                           1.7%

IMC Global Inc.                                                             1.7%

STET Hellas
Telecommunications S.A.                                                     1.6%

AO VimpelCom                                                                1.6%

Percentages are based upon net assets.

ICON LONG/SHORT FUND

enhancements. However, Consumer Discretionary was steadily reduced as apparel retail and auto parts & equipment came under pressure.

Conversely, an overweight position in Internet software & services proved detrimental and was subsequently removed, while underexposure to communications equipment also had a negative effect. Other detractors included limited exposure to the Energy sector and pharmaceuticals, and an overweight position in airlines, which was ultimately liquidated.

In accordance with the Fund's shorting discipline, which focuses on industries that our system indicates are both overpriced and declining in relative strength, the Fund's short weighting grew from 0.1% at the beginning of the period to 21.9% of net assets at period-end. Short positions were initiated during the fourth quarter of 2003 in semiconductor equipment, followed by semiconductors and systems software in early 2004. While these positions contributed to performance as the Information Technology sector declined on valuation concerns, a short position in gold detracted from performance.

The Fund is not market neutral; the proportion of long and short positions in the Fund depends on the availability of underpriced and overpriced industries and our evaluation of market conditions.

Among the Fund's leading individual stock contributors, pawnshop operator First Cash Financial Services Inc. capitalized on its retail-oriented business model and strength in payday lending to boost earnings. Mid-market auto finance company AmeriCredit Corp. also advanced, having posted better-than-expected earnings due to credit quality improvements. Entertainment software provider Activision Inc. continued to report impressive quarterly results as well, citing strong sales in its core titles. Meanwhile, Allegheny Technologies Inc. rallied after announcing double-digit price increases for its specialty steel and titanium alloy products, whereas employment services firm Gevity HR, Inc. reported organizational changes that boosted client growth.

Other specific companies hampered returns. Messaging services provider j2 Global Communications, Inc. fell on unexpectedly weak performance in several of its key markets. NASCAR marketer Action Performance Companies, Inc. also declined amid slowing revenues in its die-cast collectibles. Elsewhere, discount carrier JetBlue Airways Corp. faced stiff headwinds from higher fuel costs and intense pricing competition. Also retreating was structural component manufacturer Tower Automotive, Inc., which declined on losses related to a joint venture, and respiratory therapy supplier Lincare Holdings Inc., as expectations of lower Medicare reimbursement rates pressured the stock. This group of weak performers was sold during the period as their relative strength dropped.

WHAT IS THE INVESTMENT OUTLOOK FOR THE DOMESTIC MARKET?

On the basis of valuation and relative strength, we anticipate continued upside for industries such as consumer finance, wireless telecommunication services and industrial machinery. At the same time, we remain committed to managing our short positions independent of our longer-term holdings, looking for suitable concentration opportunities among overpriced, weakening industries poised for pullback. As today's favored industries resume their projected march toward fair value, these opportunities should become more plentiful.

--------------------------------------------------------------------------------
PERFORMANCE HIGHLIGHTS
March 31, 2004
(unaudited)
--------------------------------------------------------------------------------

- The Fund's short weighting grew to 21.9% of net assets at period-end, with positions in semiconductor equipment, followed by semiconductors and systems software. These positions contributed to performance, but a short position in gold detracted from performance.

- Positions in the Materials, Financials, and Telecommunications sectors aided returns.

- On an industry level, steel, wireless telecommunication services, specialty stores, consumer finance, and employment services were among the Fund's best performers.

- Conversely, an overweight position in Internet software & services proved detrimental, while a lack of exposure to the Energy sector and pharmaceuticals and an overweight position in airlines hampered performance.

- First Cash Financial Services Inc., AmeriCredit Corp., and Activision Inc. made significant contributions to performance, but returns suffered from the Fund's holdings in j2 Global Communications, Inc., Action Performance Companies, Inc., and JetBlue Airways Corp.

ICON LONG/SHORT FUND

--------------------------------------------------------------------------------
SECTOR COMPOSITION
March 31, 2004
(unaudited)
--------------------------------------------------------------------------------


Materials                                                          14.6%

Financial                                                          13.7%

Industrials                                                        12.0%

Telecommunications & Utilities                                     11.8%

Health Care                                                        10.0%

Information Technology                                              9.3%

Leisure & Consumer Staples                                          9.1%

Consumer Discretionary                                              5.6%

Energy                                                              3.6%

Percentages are based upon net assets.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
as of March 31, 2004
(unaudited)
--------------------------------------------------------------------------------

                                              SIX MONTHS
                                INCEPTION       ENDED        ONE      FIVE        SINCE
                                  DATE         3/31/04*      YEAR     YEARS     INCEPTION
------------------------------------------------------------------------------------------
ICON Long/Short Fund-Class I     10/1/02        20.21%      62.44%     N/A       27.75%
------------------------------------------------------------------------------------------
S&P 1500 Index                                  14.75%      36.92%               27.06%
------------------------------------------------------------------------------------------
ICON Long/Short Fund-Class C     10/17/02       19.84%      61.23%     N/A       22.73%
------------------------------------------------------------------------------------------
S&P 1500 Index                                  14.75%      36.92%               23.84%
------------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative index can be found on pages 2 and 3. The Adviser has agreed to waive certain Fund expenses; without these waivers, returns would have been lower. The waiver provisions may be terminated in the future.

* Not annualized.

--------------------------------------------------------------------------------
VALUE OF A
$10,000 INVESTMENT
through March 31, 2004
--------------------------------------------------------------------------------

[LINE GRAPH]

                                  ICON LONG/SHORT FUND-CLASS I              S&P 1500 INDEX
                                  ----------------------------              --------------
10/01/02                                    10000                                10000
12/31/02                                     9760                                10811
3/31/03                                      8880                                10450
6/30/03                                     11040                                12093
9/30/03                                     12000                                12469
12/31/03                                    13453                                14009
3/31/04                                     14425                                14308

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund's Class I shares on the Class' inception date of 10/1/02 to a $10,000 investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Schedule of Investments
(unaudited)

ICON LONG/SHORT FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
March 31, 2004
--------------------------------------------------------------------------------

SHARES OR PRINCIPAL AMOUNT           MARKET VALUE
-------------------------------------------------
COMMON STOCKS 89.7%

CONSUMER DISCRETIONARY 5.6%
AUTO PARTS & EQUIPMENT 2.1%
     1,600   BorgWarner, Inc.         $   135,728
     2,200   Lear Corporation             136,312
-------------------------------------------------
                                          272,040

INTERNET RETAIL 1.2%
     2,200   eBay Inc.(a)                 152,526
SPECIALTY STORES 2.3%
     3,300   Barnes & Noble, Inc.(a)      107,580
     4,500   The Sports Authority,
             Inc.(a)                      180,360
-------------------------------------------------
                                          287,940
-------------------------------------------------
TOTAL CONSUMER DISCRETIONARY              712,506

ENERGY 3.6%
OIL & GAS EXPLORATION &
PRODUCTION 1.2%
     5,100   Ultra Petroleum
             Corp.(a)f)                   153,051

OIL & GAS REFINING, MARKETING &
TRANSPORTATION 2.4%
     3,100   Ashland Inc.                 144,119
     2,200   Teekay Shipping
             Corporation(f)               151,580
-------------------------------------------------
                                          295,699
-------------------------------------------------
TOTAL ENERGY                              448,750

FINANCIAL 13.7%
CONSUMER FINANCE 7.7%
    10,500   AmeriCredit Corp.(a)         178,815
     2,800   Capital One Financial
             Corporation                  211,204
     7,800   First Cash Financial
             Services, Inc.(a)            262,314
     5,600   MBNA Corporation             154,728
    12,700   Providian Financial
             Corporation(a)               166,370
-------------------------------------------------
                                          973,431

INSURANCE BROKERS 2.4%
     5,400   Aon Corporation              150,714
     4,000   Hilb, Rogal and
             Hamilton Company             152,400
-------------------------------------------------
                                          303,114
MULTI-LINE INSURANCE 2.6%
     4,600   HCC Insurance Holdings,
             Inc.                         148,718
     3,000   Loews Corporation            177,180
-------------------------------------------------
                                          325,898
THRIFTS & MORTGAGE FINANCE 1.0%
     3,733   New York Community
             Bancorp, Inc.                127,967
-------------------------------------------------
TOTAL FINANCIAL                         1,730,410

-------------------------------------------------
SHARES OR PRINCIPAL AMOUNT           MARKET VALUE

HEALTH CARE 10.0%
HEALTH CARE DISTRIBUTORS 1.4%
     4,000   Omnicare, Inc.           $   177,320

HEALTH CARE FACILITIES 3.9%
     4,000   LifePoint Hospitals,
             Inc.(a)                      129,360
    11,700   Province Healthcare
             Company(a)                   186,030
     5,500   United Surgical
             Partners International,
             Inc.(a)                      186,670
-------------------------------------------------
                                          502,060

HEALTH CARE SERVICES 2.1%
     5,300   Dendrite International,
             Inc.(a)                       84,800
     3,900   Renal Care Group,
             Inc.(a)                      178,464
-------------------------------------------------
                                          263,264

MANAGED HEALTH CARE 2.6%
     3,600   Coventry Health Care,
             Inc.(a)                      152,388
     4,400   PacifiCare Health
             Systems, Inc.(a)             174,020
-------------------------------------------------
                                          326,408
-------------------------------------------------
TOTAL HEALTH CARE                       1,269,052

INDUSTRIALS 12.0%
BUILDING PRODUCTS 3.1%
     7,300   Griffon Corporation(a)       157,680
     3,700   Universal Forest
             Products, Inc.               114,182
     3,100   York International
             Corporation                  121,861
-------------------------------------------------
                                          393,723

CONSTRUCTION & ENGINEERING 2.8%
     6,600   Granite Construction
             Incorporated                 156,882
     6,800   URS Corporation(a)           195,704
-------------------------------------------------
                                          352,586

DIVERSIFIED COMMERCIAL SERVICES 1.5%
     2,200   University of Phoenix
             Online(a)                    191,444

EMPLOYMENT SERVICES 3.6%
     6,500   Gevity HR, Inc.              189,800
    10,200   Labor Ready, Inc.(a)         137,904
    13,100   Spherion Corporation(a)      134,013
-------------------------------------------------
                                          461,717

INDUSTRIAL MACHINERY 1.0%
     4,200   The Manitowoc Company,
             Inc.                         124,236
-------------------------------------------------
TOTAL INDUSTRIALS                       1,523,706

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
March 31, 2004
--------------------------------------------------------------------------------

SHARES OR PRINCIPAL AMOUNT           MARKET VALUE
-------------------------------------------------
INFORMATION TECHNOLOGY 9.3%
HOME ENTERTAINMENT SOFTWARE 4.5%
    15,900   Activision, Inc.(a)      $   251,538
    22,000   Midway Games Inc.(a)         160,160
     7,800   THQ Inc.(a)                  157,794
-------------------------------------------------
                                          569,492

IT CONSULTING & OTHER SERVICES 1.0%
    11,700   MPS Group, Inc.(a)           130,104

TECHNOLOGY DISTRIBUTORS 3.8%
    12,300   Agilysys, Inc.               146,370
     5,700   Global Imaging Systems,
             Inc.(a)                      189,354
    11,700   GTSI Corp.(a)                141,816
-------------------------------------------------
                                          477,540
-------------------------------------------------
TOTAL INFORMATION TECHNOLOGY            1,177,136
LEISURE & CONSUMER STAPLES 9.1%
FOOD DISTRIBUTORS 1.7%
     5,300   Nash Finch Company           125,504
    19,300   Spartan Stores, Inc.(a)       86,850
-------------------------------------------------
                                          212,354

FOOD RETAIL 1.1%
     4,400   SUPERVALU INC.               134,376

MOVIES & ENTERTAINMENT 1.1%
     5,500   The Walt Disney Company      137,445

RESTAURANTS 1.7%
     3,300   CEC Entertainment
             Inc.(a)                      114,510
     5,300   The Steak n Shake
             Company(a)                   102,025
-------------------------------------------------
                                          216,535

TOBACCO 3.5%
     2,700   Altria Group, Inc.           147,015
     2,500   R.J. Reynolds Tobacco
             Holdings, Inc.               151,250
     3,000   Universal Corporation        152,460
-------------------------------------------------
                                          450,725
-------------------------------------------------
TOTAL LEISURE & CONSUMER STAPLES        1,151,435

MATERIALS 14.6%
ALUMINUM 2.9%
     4,000   Alcan Inc.(f)                179,160
     5,600   Alcoa Inc.                   194,264
-------------------------------------------------
                                          373,424

COMMODITY CHEMICALS 2.2%
     6,500   Headwaters
             Incorporated(a)              166,530
     7,500   Lyondell Chemical
             Company                      111,300
-------------------------------------------------
                                          277,830

-------------------------------------------------
SHARES OR PRINCIPAL AMOUNT           MARKET VALUE

DIVERSIFIED CHEMICALS 2.1%
     2,800   Eastman Chemical
             Company                  $   119,504
     3,400   FMC Corporation(a)           145,588
-------------------------------------------------
                                          265,092

FERTILIZERS & AGRICULTURAL
CHEMICALS 3.8%
    14,600   IMC Global Inc.(a)           208,780
     2,500   Monsanto Company              91,675
     2,800   The Scotts Company(a)        179,620
-------------------------------------------------
                                          480,075

STEEL 3.6%
     9,000   Steel Dynamics, Inc.(a)      223,020
    12,000   Steel Technologies Inc.      231,840
-------------------------------------------------
                                          454,860
-------------------------------------------------
TOTAL MATERIALS                         1,851,281

TELECOMMUNICATIONS & UTILITIES 11.8%
ALTERNATIVE CARRIERS 1.0%
    12,500   PTEK Holdings, Inc.(a)       114,875

WIRELESS TELECOMMUNICATION
SERVICES 10.8%
     5,100   America Movil S.A. de
             C.V. -- ADR                  197,115
     1,900   AO VimpelCom(a) -- ADR       197,581
     1,700   Mobile Telesystems --
             ADR                          223,550
    22,500   Partner Communications
             Company Ltd.(a) -- ADR       178,875
     9,800   STET Hellas
             Telecommunications
             S.A. -- ADR                  199,920
     3,700   Telemig Celular
             Participacoes S.A. --
             ADR                          144,670
     6,500   Turkcell Iletisim
             Hizmetleri
             A.S.(a)-- ADR                232,375
-------------------------------------------------
                                        1,374,086
-------------------------------------------------
TOTAL TELECOMMUNICATIONS & UTILITIES    1,488,961
-------------------------------------------------
TOTAL COMMON STOCKS
             (COST $9,249,434)         11,353,237

SHORT-TERM INVESTMENTS 11.3%
US GOVERNMENT OBLIGATIONS 11.3%
$1,434,000   FHLB Discount Note,
             0.750%, 4-1-04(b)          1,434,000
-------------------------------------------------
TOTAL U.S. GOVERNMENT OBLIGATIONS
             (COST $1,434,000)          1,434,000

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
March 31, 2004
--------------------------------------------------------------------------------

SHARES OR PRINCIPAL AMOUNT           MARKET VALUE
-------------------------------------------------
VARIABLE RATE DEMAND NOTE 0.0%*
     3,008   American Family Demand
             Note, 0.6908%#           $     3,008
-------------------------------------------------
TOTAL VARIABLE RATE DEMAND NOTE
             (COST $3,008)                  3,008
-------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
             (COST $1,437,008)          1,437,008
-------------------------------------------------
TOTAL INVESTMENTS 101.0%
             (COST $10,686,442)        12,790,245
-------------------------------------------------
LIABILITIES LESS OTHER ASSETS (1.0%)     (150,107)
-------------------------------------------------
NET ASSETS 100.0%                     $12,640,138
-------------------------------------------------

The accompanying notes are an integral part of the financial statements.

(a)  Non-income producing security

(b) Security is pledged with broker as collateral for investment securities sold short

 # Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of March 31, 2004.

ADR -- American Depositary Receipt

 f   Foreign

*    Less than 0.1%

Dates shown on securities are due dates of the obligations.

--------------------------------------------------------------------------------
SCHEDULE OF SHORT SECURITIES
March 31, 2004
--------------------------------------------------------------------------------

SHORT SECURITIES                                                 SHARES             MARKET VALUE
------------------------------------------------------------------------------------------------

Ascential Software Corporation(a)                                  9,800             $  214,816
ATMI, Inc.(a)                                                      7,600                200,032
Cohu, Inc.                                                        10,900                203,285
Glamis Gold Ltd.(a)f)                                             10,500                189,105
Integrated Device Technology, Inc.(a)                              9,000                135,000
Lam Research Corporation(a)                                        7,900                199,159
LSI Logic Corporation(a)                                          10,500                 98,070
Micrel, Incorporated(a)                                            9,700                129,495
Novellus Systems, Inc.(a)                                          6,200                197,098
Photronics, Inc.(a)                                                9,800                173,852
Placer Dome Inc.(f)                                               10,000                179,700
Skyworks Solutions, Inc.(a)                                       11,000                128,260
TALX Corporation                                                  10,300                226,085
Ultratech, Inc.(a)                                                 8,100                188,811
VERITAS Software Corporation(a)                                    6,400                172,224
Zygo Corporation(a)                                                9,000                140,670
------------------------------------------------------------------------------------------------
TOTAL SHORT SECURITIES (PROCEEDS OF $2,906,841)                  146,700             $2,775,662

(a) Non-income producing security

 f  Foreign

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities
(unaudited)

                                               --------------   --------------   --------------   --------------   --------------
MARCH 31, 2004                                      ICON             ICON             ICON             ICON             ICON
                                                    BOND         CORE EQUITY      COVERED CALL    EQUITY INCOME      LONG/SHORT
                                                    FUND             FUND             FUND             FUND             FUND
                                               --------------   --------------   --------------   --------------   --------------
ASSETS
  Investments, at cost                          $42,420,560      $75,104,303      $25,752,572      $ 97,337,668     $10,686,442
                                                -----------      -----------      -----------      ------------     -----------
  Investments, at value                          45,188,521       90,719,877       29,324,748       108,106,645      12,790,245
  Cash                                                   13              951                -             7,502               -
  Receivables:
    Fund shares sold                                402,957          226,620          152,808           761,584         124,566
    Investments sold                                264,000                -          350,145                 -               -
    Interest                                        705,461              183           12,022           187,368              12
    Dividends                                             -           39,755           14,867           104,269           6,147
    Deposits for short sales                              -                -                -                 -       2,885,171
    Expense reimbursements by Adviser                11,554                -           16,901             1,989           9,743
  Other assets                                        2,307            4,165              879             1,557             419
                                                -----------      -----------      -----------      ------------     -----------
  Total Assets                                   46,574,813       90,991,551       29,872,370       109,170,914      15,816,303
                                                -----------      -----------      -----------      ------------     -----------

LIABILITIES
  Options written, at value (premiums
    received of $0, $0, $468,687, $0 and $0,
    respectively)                                         -                -          868,410                 -               -
  Common stocks sold short, at value
    (proceeds of $0, $0, $0, $0 and
    $2,906,841, respectively)                             -                -                -                 -       2,775,662
  Payables:
    Due to custodian bank                                 -                -                -                 -         348,542
    Investments bought                                    -                -          581,394         1,861,149
    Fund shares redeemed                             13,838           98,261            8,301            11,423               -
    Dividends payable                                     -                -                -                                 -
    Advisory fees                                    22,924           56,258           17,259            65,484           9,018
    Accrued distribution fees                         9,707           47,384            6,159            21,707           3,264
    Fund accounting, custodial and transfer
      agent fees                                     13,881           17,595            9,446            18,817           9,776
    Administration fees                               1,910            3,751            1,151             4,366             530
    Distributions due to shareholders               175,378                -                -           309,323               -
  Accrued expenses                                   52,284           33,019           50,125            68,126          29,373
                                                -----------      -----------      -----------      ------------     -----------
  Total Liabilities                                 289,922          256,268        1,542,245         2,360,395       3,176,165
                                                -----------      -----------      -----------      ------------     -----------
NET ASSETS -- ALL SHARE CLASSES                 $46,284,891      $90,735,283      $28,330,125      $106,810,519     $12,640,138
                                                ===========      ===========      ===========      ============     ===========
NET ASSETS -- CLASS I                           $45,830,073      $44,026,800      $27,441,192      $105,662,721     $11,494,107
                                                ===========      ===========      ===========      ============     ===========
NET ASSETS -- CLASS C                           $   454,818      $46,708,483      $   888,933      $  1,147,798     $ 1,146,031
                                                ===========      ===========      ===========      ============     ===========
  Shares outstanding (unlimited shares
    authorized, no par value)
    Class I                                       4,264,266        3,463,773        2,057,209         7,283,971         806,561
    Class C                                          42,326        3,770,871           67,393            79,389          81,246
  Net asset value (offering price and
    redemption price per share)
    Class I                                     $     10.75      $     12.71      $     13.34      $      14.51     $     14.25
    Class C                                     $     10.75      $     12.39      $     13.19      $      14.46     $     14.11

The accompanying notes are an integral part of the financial statements.

Statements of Operations
(unaudited)

                                               --------------   --------------   --------------   --------------   --------------
FOR THE SIX MONTHS ENDED MARCH 31, 2004             ICON             ICON             ICON             ICON             ICON
                                                    BOND         CORE EQUITY      COVERED CALL    EQUITY INCOME      LONG/SHORT
                                                    FUND             FUND             FUND             FUND             FUND
                                               --------------   --------------   --------------   --------------   --------------
INVESTMENT INCOME
  Interest                                       $1,171,157      $     6,150       $    1,568       $   68,067       $    3,423
  Dividends (net of foreign tax of $0,
    $1,928, $406, $4,674, and $194,
    respectively)                                    35,000          256,981           99,161        1,074,746           37,592
                                               --------------   --------------   --------------   --------------   --------------
  Total Investment Income                         1,206,157          263,131          100,729        1,142,813           41,015
                                               --------------   --------------   --------------   --------------   --------------

EXPENSES
  Advisory fees                                     125,375          317,164           96,068          257,178           48,821
  Distribution fees:
    Class I                                          51,870           53,098           31,413           84,660           13,434
    Class C                                           1,255          210,496            2,440            4,264            3,700
  Fund accounting, custodial and transfer
    agent fees                                       35,291           45,844           30,277           42,563           25,483
  Administration fees                                10,719           20,943            6,343           17,032            2,846
  Audit fees                                         11,093            5,941            6,869           18,336            3,081
  Registration fees                                  15,176           14,128           14,352           15,504           13,697
  Legal fees                                            876            1,771              399              808              183
  Insurance expense                                   1,650            2,664              502              889              237
  Trustee fees and expenses                           1,925            3,739            1,109            2,580              507
  Shareholder reports                                12,613           11,704            8,203           15,984            3,835
  Excise tax                                              -                -                -           18,436                -
  Other expenses                                     18,244           26,418           26,555           18,036           13,474
                                               --------------   --------------   --------------   --------------   --------------
  Total expenses before expense
    (reimbursement)/recoupment                      286,087          713,910          224,530          496,270          129,298
  Expense (reimbursement)/recoupment by
    Adviser                                         (13,556)               -          (36,969)           3,886          (37,497)
                                               --------------   --------------   --------------   --------------   --------------
  Net Expenses                                      272,531          713,910          187,561          500,156           91,801
                                               --------------   --------------   --------------   --------------   --------------
NET INVESTMENT INCOME (LOSS)                        933,626         (450,779)         (86,832)         642,657          (50,786)
                                               --------------   --------------   --------------   --------------   --------------

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
INVESTMENTS
  Net realized gain/(loss) from:
    Investment transactions                         436,387        5,339,460        2,093,937        2,097,625        1,363,420
    Written options                                       -                -          (90,216)               -                -
                                               --------------   --------------   --------------   --------------   --------------
  Total net realized gain                           436,387        5,339,460        2,003,721        2,097,625        1,363,420
                                               --------------   --------------   --------------   --------------   --------------
  Change in net unrealized
    appreciation/(depreciation) on
    securities, written options and
    securities sold short                           899,529        5,633,383          574,681        6,846,624          687,867
                                               --------------   --------------   --------------   --------------   --------------
  Net realized and unrealized gain on
    investments                                   1,335,916       10,972,843        2,578,402        8,944,249        2,051,287
                                               --------------   --------------   --------------   --------------   --------------
NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS                                       $2,269,542      $10,522,064       $2,491,570       $9,586,906       $2,000,501
                                               ==============   ==============   ==============   ==============   ==============

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

                                                ---------------------------------------   ---------------------------------------
                                                                 ICON                                      ICON
                                                               BOND FUND                             CORE EQUITY FUND
                                                ---------------------------------------   ---------------------------------------
                                                   For the Six         For the Year          For the Six
                                                  Months Ended       October 1, 2002*       Months Ended
                                                 March 31, 2004       (Inception) to       March 31, 2004         Year Ended
                                                   (Unaudited)      September 30, 2003       (Unaudited)      September 30, 2003
                                                -----------------   -------------------   -----------------   -------------------
OPERATIONS
  Net investment income/(loss)                     $   933,626         $  1,401,247          $  (450,779)        $   (467,910)
  Net realized gain/(loss) from investment
    transactions, written options and
    securities sold short                              436,387             (294,006)           5,339,460           (3,558,157)
  Change in unrealized
    appreciation/(depreciation) on securities,
    written options and securities sold short          899,529            1,868,432            5,633,383           13,315,101
                                                -----------------   -------------------   -----------------   -------------------
  Net increase in net assets resulting from
    operations                                       2,269,542            2,975,673           10,522,064            9,289,034
                                                -----------------   -------------------   -----------------   -------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income                               (928,305)          (1,394,730)                   -                    -
  Net realized gains                                         -                    -                    -                    -
                                                -----------------   -------------------   -----------------   -------------------
  Net decrease from dividends and
    distributions                                     (928,305)          (1,394,730)                   -                    -
                                                -----------------   -------------------   -----------------   -------------------
FUND SHARE TRANSACTIONS
  Shares sold
    Class I                                         13,493,754           56,519,622            8,469,796           15,777,863
    Class C                                            235,144              372,769            9,130,439           17,459,010
  Reinvested dividends and distributions
    Class I                                            922,482            1,384,911                    -                    -
    Class C                                              5,547                7,462                    -                    -
  Shares repurchased
    Class I                                         (9,254,343)         (20,136,882)          (7,487,354)         (25,007,736)
    Class C                                            (56,911)            (130,844)          (2,930,642)         (14,463,137)
                                                -----------------   -------------------   -----------------   -------------------
  Net increase/(decrease) from fund share
    transactions                                     5,345,673           38,017,038            7,182,239           (6,234,000)
                                                -----------------   -------------------   -----------------   -------------------
  Total net increase in net assets                   6,686,910           39,597,981           17,704,303            3,055,034
NET ASSETS
  Beginning of period                               39,597,981                    -           73,030,980           69,975,946
                                                -----------------   -------------------   -----------------   -------------------
  End of period                                    $46,284,891         $ 39,597,981          $90,735,283         $ 73,030,980
                                                =================   ===================   =================   ===================

The accompanying notes are an integral part of the financial statements.

    ----------------------------------------   ----------------------------------------   ----------------------------------------
                      ICON                                       ICON                                       ICON
               COVERED CALL FUND                          EQUITY INCOME FUND                          LONG/SHORT FUND
    ----------------------------------------   ----------------------------------------   ----------------------------------------
       For the Six          For the Year          For the Six          For the Year          For the Six          For the year
      Months Ended        October 1, 2002*       Months Ended        October 1, 2002*       Months Ended        October 1, 2002*
     March 31, 2004        (Inception) to       March 31, 2004        (Inception) to       March 31, 2004        (Inception) to
       (Unaudited)       September 30, 2003       (Unaudited)       September 30, 2003       (Unaudited)       September 30, 2003
    -----------------    -------------------   -----------------    -------------------   -----------------    -------------------
       $   (86,832)          $   (93,978)        $    642,657           $   555,722          $   (50,786)          $   (48,508)
         2,003,721               513,942            2,097,625               491,012            1,363,420              (172,889)
           574,681             2,597,772            6,846,624             3,922,353              687,867             1,547,115
    -----------------    -------------------   -----------------    -------------------   -----------------    -------------------
         2,491,570             3,017,736            9,586,906             4,969,087            2,000,501             1,325,718
    -----------------    -------------------   -----------------    -------------------   -----------------    -------------------
                 -                     -             (637,901)             (555,767)                   -                     -
          (825,299)                    -                    -                     -             (130,149)                    -
    -----------------    -------------------   -----------------    -------------------   -----------------    -------------------
          (825,299)                    -             (637,901)             (555,767)            (130,149)
    -----------------    -------------------   -----------------    -------------------   -----------------    -------------------
         9,930,704            21,535,397           61,818,673            44,637,115            5,112,786            10,958,821
           786,004               177,231              584,328               637,549              810,501               436,593
           802,497                     -              607,158               528,515              121,354                     -
            10,975                     -                5,788                 4,458                7,238                     -
        (5,917,321)           (3,564,680)          (8,064,295)           (7,026,892)          (5,238,334)           (2,533,670)
           (77,952)              (36,737)            (145,695)             (138,508)             (38,416)             (192,805)
    -----------------    -------------------   -----------------    -------------------   -----------------    -------------------
         5,534,907            18,111,211           54,805,957            38,642,237              775,129             8,668,939
    -----------------    -------------------   -----------------    -------------------   -----------------    -------------------
         7,201,178            21,128,947           63,754,962            43,055,557            2,645,481             9,994,657
        21,128,947                     -           43,055,557                     -            9,994,657                     -
    -----------------    -------------------   -----------------    -------------------   -----------------    -------------------
       $28,330,125           $21,128,947         $106,810,519           $43,055,557          $12,640,138           $ 9,994,657
    =================    ===================   =================    ===================   =================    ===================

                                                ---------------------------------------   ---------------------------------------
                                                                 ICON                                      ICON
                                                               BOND FUND                             CORE EQUITY FUND
                                                ---------------------------------------   ---------------------------------------
                                                   For the Six         For the Year          For the Six
                                                  Months Ended       October 1, 2002*       Months Ended
                                                 March 31, 2004       (Inception) to       March 31, 2004         Year Ended
                                                   (Unaudited)      September 30, 2003       (Unaudited)      September 30, 2003
                                                -----------------   -------------------   -----------------   -------------------
NET ASSETS CONSIST OF
  Paid-in capital                                  $43,362,711          $38,017,038          $83,789,397         $ 76,607,158
  Accumulated undistributed net investment
    income/(loss)                                       17,361               12,040             (450,779)                   -
  Accumulated undistributed net realized
    gain/(loss) from investments                       136,858             (299,529)          (8,218,909)         (13,558,369)
  Unrealized appreciation/(depreciation) on
    securities, written options and securities
    sold short                                       2,767,961            1,868,432           15,615,574            9,982,191
                                                -----------------   -------------------   -----------------   -------------------
NET ASSETS                                         $46,284,891          $39,597,981          $90,735,283         $ 73,030,980
                                                =================   ===================   =================   ===================
TRANSACTIONS IN FUND SHARES
  Shares sold
    Class I                                          1,276,949            5,630,081              690,395            1,599,134
    Class C                                             22,361               36,999              758,779            1,836,853
  Reinvested dividends and distributions
    Class I                                             87,284              135,559                    -                    -
    Class C                                                530                  726                    -                    -
  Shares repurchased
    Class I                                           (877,799)          (1,987,808)            (606,770)          (2,665,419)
    Class C                                             (5,479)             (12,811)            (244,067)          (1,544,876)
                                                -----------------   -------------------   -----------------   -------------------
  Net increase/(decrease)                              503,846            3,802,746              598,337             (774,308)
                                                -----------------   -------------------   -----------------   -------------------
  Shares outstanding beginning of period             3,802,746                    -            6,636,307            7,410,615
                                                -----------------   -------------------   -----------------   -------------------
  Shares outstanding end of period                   4,306,592            3,802,746            7,234,644            6,636,307
                                                =================   ===================   =================   ===================
PURCHASE AND SALES OF INVESTMENT SECURITIES
  (excluding short-term securities and written
    options)
  Purchase of securities (including short sale
    transactions)                                  $ 4,551,878          $32,843,432          $60,894,262         $121,427,409
  Proceeds from sales of securities (including
    short sale transactions)                         2,360,465            4,586,062           53,622,419          129,023,828
  Purchases of long-term U.S. government
    securities                                       3,518,440           14,995,428                    -                    -
  Proceeds from sales of long-term U.S.
    government securities                                    -            8,399,209                    -                    -

* The offering of Class I shares commenced on October 1, 2002. The offering of Class C shares commenced on October 21, 2002, November 21, 2002, November 8, 2002 and October 17, 2002, respectively.

The accompanying notes are an integral part of the financial statements.

    ----------------------------------------   ----------------------------------------   ----------------------------------------
                      ICON                                       ICON                                       ICON
               COVERED CALL FUND                          EQUITY INCOME FUND                          LONG/SHORT FUND
    ----------------------------------------   ----------------------------------------   ----------------------------------------
       For the Six          For the Year          For the Six          For the Year          For the Six          For the Year
      Months Ended        October 1, 2002*       Months Ended        October 1, 2002*       Months Ended        October 1, 2002*
     March 31, 2004        (Inception) to       March 31, 2004        (Inception) to       March 31, 2004        (Inception) to
       (Unaudited)       September 30, 2003       (Unaudited)       September 30, 2003       (Unaudited)       September 30, 2003
    -----------------    -------------------   -----------------    -------------------   -----------------    -------------------
       $23,646,118           $18,111,211         $ 93,448,194           $38,642,237          $ 9,395,560           $ 8,620,431
           (86,832)                    -               19,361                14,605              (50,786)                    -
         1,598,386               419,964            2,573,987               476,362            1,060,382              (172,889)
         3,172,453             2,597,772           10,768,977             3,922,353            2,234,982             1,547,115
    -----------------    -------------------   -----------------    -------------------   -----------------    -------------------
       $28,330,125           $21,128,947         $106,810,519           $43,055,557          $12,640,138           $ 9,994,657
    =================    ===================   =================    ===================   =================    ===================
           748,249             2,020,657            4,343,888             4,069,794              374,789             1,055,319
            60,530                15,317               42,143                60,013               61,094                42,776
            63,040                     -               41,981                47,549                9,511                     -
               882                     -                  410                   405                  574                     -
          (446,296)             (328,441)            (576,293)             (642,948)            (388,054)             (245,004)
            (6,033)               (3,303)             (10,765)              (12,817)              (2,966)              (20,232)
    -----------------    -------------------   -----------------    -------------------   -----------------    -------------------
           420,372             1,704,230            3,841,364             3,521,996               54,948               832,859
    -----------------    -------------------   -----------------    -------------------   -----------------    -------------------
         1,704,230                     -            3,521,996                     -              832,859                     -
    -----------------    -------------------   -----------------    -------------------   -----------------    -------------------
         2,124,602             1,704,230            7,363,360             3,521,996              887,807               832,859
    =================    ===================   =================    ===================   =================    ===================
       $29,300,213           $45,565,265         $ 61,492,231           $47,049,615          $ 9,737,662           $19,387,249
        24,665,397            28,417,692            9,374,135             9,058,288            9,561,643            11,575,765
                 -                     -                    -                     -                    -                     -
                 -                     -                    -                     -                    -                     -

Financial Highlights

                                           --------------------------------------------------------------------------------------
                                                                               ICON BOND FUND
                                           --------------------------------------------------------------------------------------
                                                            Class I                                      Class C
                                              For the Six           For the Year           For the Six          For the Period
                                             Months Ended         October 1, 2002         Months Ended         October 21, 2002
                                            March 31, 2004         (Inception) to        March 31, 2004         (Inception) to
                                              (Unaudited)        September 30, 2003        (Unaudited)        September 30, 2003
                                           -----------------    --------------------    -----------------    --------------------

Net asset value, beginning of period            $ 10.41               $ 10.00                $10.42                 $ 9.79
                                           -----------------    --------------------    -----------------    --------------------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income(x)                         0.24                  0.42                   .21                   0.37
  Net realized and unrealized gains on
    investments                                    0.33                  0.38                   .32                   0.60
                                           -----------------    --------------------    -----------------    --------------------
Total from investment operations                   0.57                  0.80                   .53                   0.97
                                           -----------------    --------------------    -----------------    --------------------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income            (0.23)                (0.39)                (0.20)                 (0.34)
  Distributions from net realized gains            0.00                  0.00                  0.00                   0.00
                                           -----------------    --------------------    -----------------    --------------------
Total distributions                               (0.23)                (0.39)                (0.20)                 (0.34)
                                           -----------------    --------------------    -----------------    --------------------

Net asset value, end of period                  $ 10.75               $ 10.41                $10.75                 $10.42
                                           =================    ====================    =================    ====================

Total return                                       5.56%                 8.19%                 5.15%                  9.98%(b)

Net assets, end of period (in
  thousands)                                    $45,830               $39,338                $  454                 $  260
Average net assets for the period (in
  thousands)                                    $41,385               $33,787                $  298                 $  199
Ratio of expenses to average net
  assets*
  Before expense waiver                            1.34%                 1.45%                 5.20%                  2.05%
  After expense waiver                             1.30%                 1.30%                 1.90%                  1.90%
Ratio of net investment income to
  average net assets*
  Before expense waiver                            4.43%                 4.01%                 0.58%                  3.48%
  After expense waiver                             4.47%                 4.16%                 3.87%                  3.63%
Portfolio turnover rate                            6.13%                41.65%(a)              6.13%                 41.65%(a)

 *  Annualized for periods less than a year
(a) Portfolio turnover is calculated at the Fund level and therefore represents the period October 1, 2002 (Fund inception) to September 30, 2003.
(b) The total return calculation is for the period indicated.
(x) Calculated using the average share method

                       THIS PAGE INTENTIONALLY LEFT BLANK

                                           --------------------------------------------------------------------------------------
                                                                           ICON CORE EQUITY FUND
                                           --------------------------------------------------------------------------------------
                                                                                  Class I
                                              For the Six                                 For the Year          For the Period
                                             Months Ended           For the Year              Ended            October 12, 2000
                                            March 31, 2004             Ended              September 30,         (Inception) to
                                              (Unaudited)        September 30, 2003           2002            September 30, 2001
                                           -----------------    --------------------    -----------------    --------------------

Net asset value, beginning of period            $ 11.12               $  9.50                $ 10.04               $ 10.00
                                           -----------------    --------------------    -----------------    --------------------
INCOME FROM INVESTMENT OPERATIONS
  Net investment loss(x)                          (0.04)                (0.04)                 (0.07)                (0.05)
  Net realized and unrealized
    gains/(losses) on investments                  1.63                  1.66                  (0.20)                 0.09
                                           -----------------    --------------------    -----------------    --------------------
Total from investment operations                   1.59                  1.62                  (0.27)                 0.04
                                           -----------------    --------------------    -----------------    --------------------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income             0.00                  0.00                   0.00                  0.00
  Distributions from net realized gains            0.00                  0.00                  (0.27)                 0.00
                                           -----------------    --------------------    -----------------    --------------------
Total distributions                                0.00                  0.00                  (0.27)                 0.00
                                           -----------------    --------------------    -----------------    --------------------

Net asset value, end of period                  $ 12.71               $ 11.12                $  9.50               $ 10.04
                                           =================    ====================    =================    ====================

Total return                                      14.30%                17.05%                 (3.23)%                0.40%(b)

Net assets, end of period (in
  thousands)                                    $44,027               $37,603                $42,232               $23,261
Average net assets for the period (in
  thousands)                                    $42,365               $34,007                $37,577               $23,802
Ratio of expenses to average net assets            1.31%*                1.39%                  1.36%                 1.60%*
Ratio of net investment loss to average
  net assets                                      (0.69)%*              (0.37)%                (0.58)%               (0.36)%*
Portfolio turnover rate                           64.33%               188.07%                107.82%               124.61%(a)

 *  Annualized for periods less than a year
(a) Portfolio turnover is calculated at the Fund level and therefore represents the period October 12, 2000 (Fund inception) to September 30, 2003.
(b) The total return calculation is for the period indicated.
(x) Calculated using the average share method

    --------------------------------------------------------------------------------------
                                    ICON CORE EQUITY FUND
    --------------------------------------------------------------------------------------
                                           Class C
       For the Six                                 For the Year          For the Period
      Months Ended           For the Year              Ended           November 28, 2000
     March 31, 2004             Ended              September 30,         (Inception) to
       (Unaudited)        September 30, 2003           2002            September 30, 2001
    -----------------    --------------------    -----------------    --------------------

         $ 10.88               $  9.36                $  9.98               $ 10.62
    -----------------    --------------------    -----------------    --------------------
           (0.08)                (0.11)                 (0.15)                (0.10)
            1.59                  1.63                  (0.20)                (0.54)
    -----------------    --------------------    -----------------    --------------------
            1.51                  1.52                  (0.35)                (0.64)
    -----------------    --------------------    -----------------    --------------------
            0.00                  0.00                   0.00                  0.00
            0.00                  0.00                  (0.27)                 0.00
    -----------------    --------------------    -----------------    --------------------
            0.00                  0.00                  (0.27)                 0.00
    -----------------    --------------------    -----------------    --------------------

         $ 12.39               $ 10.88                $  9.36               $  9.98
    =================    ====================    =================    ====================

           13.88%                16.24%                 (4.07)%               (0.20)%(b)

         $46,708               $35,428                $27,744               $ 6,324
         $41,987               $30,459                $19,849               $ 2,920
            2.07%*                2.14%                  2.11%                 2.23%*
           (1.44)%*              (1.12)%                (1.33)%               (1.24)%*
           64.33%               188.07%                107.82%               124.61%(a)

                                                ---------------------------------------------------------------------------------
                                                                             ICON COVERED CALL FUND
                                                ---------------------------------------------------------------------------------
                                                                Class I                                   Class C
                                                   For the Six         For the Year          For the Six        For the Period
                                                  Months Ended        October 1, 2002       Months Ended        October 1, 2002
                                                 March 31, 2004       (Inception) to       March 31, 2004       (Inception) to
                                                   (Unaudited)      September 30, 2003       (Unaudited)      September 30, 2003
                                                -----------------   -------------------   -----------------   -------------------
Net asset value, beginning of period                 $ 12.40              $ 10.00              $12.32               $10.75
                                                -----------------   -------------------   -----------------   -------------------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income/(loss)(x)                      (0.04)               (0.07)              (0.09)               (0.17)
  Net realized and unrealized gains on
    investments                                         1.42                 2.47                1.40                 1.74
                                                -----------------   -------------------   -----------------   -------------------
Total from investment operations                        1.38                 2.40                1.31                 1.57
                                                -----------------   -------------------   -----------------   -------------------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income                  0.00                 0.00                0.00                 0.00
  Distributions from net realized gains                (0.44)                0.00               (0.44)                0.00
                                                -----------------   -------------------   -----------------   -------------------
Total distributions                                    (0.44)                0.00               (0.44)                0.00
                                                -----------------   -------------------   -----------------   -------------------
Net asset value, end of period                       $ 13.34              $ 12.40              $13.19               $12.32
                                                =================   ===================   =================   ===================
Total return                                           11.28%               24.00%              10.78%               14.60%(b)
Net assets, end of period (in thousands)             $27,441              $20,981              $  889               $  148
Average net assets for the period (in
  thousands)                                         $25,063              $14,544              $  499               $   50
Ratio of expenses to average net assets*
  Before expense waiver                                 1.70%                2.07%               4.41%                2.83%
  After expense waiver                                  1.45%                1.45%               2.20%                2.20%
Ratio of net investment income/(loss) to
  average net assets*
  Before expense waiver                                (0.99)%              (1.27)%             (3.70)%              (2.13)%
  After expense waiver                                 (0.74)%              (0.65)%             (1.49)%              (1.50)%
Portfolio turnover rate                                93.88%(a)           184.24%(a)           93.88%(a)           184.24%(a)

 *  Annualized for periods less than a year
(a) Portfolio turnover is calculated at the Fund level and therefore represents the period October 1, 2002 (Fund inception) to September 30, 2003.
(b) The total return calculation is for the period indicated.
(x) Calculated using the average share method

The accompanying notes are an integral part of the financial statements.

                                                ---------------------------------------------------------------------------------
                                                                             ICON EQUITY INCOME FUND
                                                ---------------------------------------------------------------------------------
                                                                Class I                                   Class C
                                                   For the Six         For the Year          For the Six         For the Year
                                                  Months Ended        October 1, 2002       Months Ended       November 8, 2002
                                                 March 31, 2004       (Inception) to       March 31, 2004       (Inception) to
                                                   (Unaudited)      September 30, 2003       (Unaudited)      September 30, 2003
                                                -----------------   -------------------   -----------------   -------------------
Net asset value, beginning of period                $  12.22              $ 10.00              $12.21               $10.63
                                                -----------------   -------------------   -----------------   -------------------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income/(loss)(x)                       0.13                 0.25                0.08                 0.16
  Net realized and unrealized gains on
    investments                                         2.29                 2.20                2.25                 1.59
                                                -----------------   -------------------   -----------------   -------------------
Total from investment operations                        2.42                 2.45                2.33                 1.75
                                                -----------------   -------------------   -----------------   -------------------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income                 (0.13)               (0.23)              (0.08)               (0.17)
  Distributions from net realized gains                 0.00                 0.00                0.00                 0.00
                                                -----------------   -------------------   -----------------   -------------------
Total distributions                                    (0.13)               (0.23)              (0.08)               (0.17)
                                                -----------------   -------------------   -----------------   -------------------
Net asset value, end of period                      $  14.51              $ 12.22              $14.46               $12.21
                                                =================   ===================   =================   ===================
Total return                                           19.69%               24.72%              19.12%               16.63%(b)
Net assets, end of period (in thousands)            $105,663              $42,474              $1,148               $  581
Average net assets for the period (in
  thousands)                                        $ 67,543              $25,288              $  858               $  348
Ratio of expenses to average net assets*
  Before expense recoupment/waiver                      1.44%                1.72%               2.17%                2.48%
  After expense recoupment/waiver                       1.45%                1.45%               2.20%                2.20%
Ratio of net investment income/(loss) to
  average net assets*
  Before expense recoupment/waiver                      1.89%                1.93%               1.16%                1.10%
  After expense recoupment/waiver                       1.88%                2.20%               1.13%                1.38%
Portfolio turnover rate                                14.36%               35.17%(a)           14.36%               35.17%(a)

 *  Annualized for periods less than a year
(a) Portfolio turnover is calculated at the Fund level and therefore represents the period October 1, 2002 (Fund inception) to September 30, 2003.
(b) The total return calculation is for the period indicated.
(x) Calculated using the average share method

The accompanying notes are an integral part of the financial statements.

Financial Highlights

                                                   ------------------------------------------------------------------------------
                                                                                ICON LONG/SHORT FUND
                                                   ------------------------------------------------------------------------------
                                                                  Class I                                  Class C
                                                    For the Six         For the Year         For the Six        For the Period
                                                    Months Ended       October 1, 2002       Months Ended      October 17, 2002
                                                   March 31, 2004      (Inception) to       March 31, 2004      (Inception) to
                                                    (Unaudited)      September 30, 2003      (Unaudited)      September 30, 2003
                                                   --------------    -------------------    --------------    -------------------

Net asset value, beginning of period                  $ 12.00              $10.00               $11.92              $10.61
                                                   --------------    -------------------    --------------    -------------------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income/(loss)(x)                       (0.06)              (0.07)               (0.11)              (0.15)
  Net realized and unrealized gains on
    investments                                          2.47                2.07                 2.46                1.46
                                                   --------------    -------------------    --------------    -------------------
Total from investment operations                         2.41                2.00                 2.35                1.31
                                                   --------------    -------------------    --------------    -------------------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income                   0.00                0.00                 0.00                0.00
  Distributions from net realized gains                 (0.16)               0.00                (0.16)               0.00
                                                   --------------    -------------------    --------------    -------------------
Total distributions                                     (0.16)               0.00                (0.16)               0.00
                                                   --------------    -------------------    --------------    -------------------

Net asset value, end of period                        $ 14.25              $12.00               $14.11              $11.92
                                                   ==============    ===================    ==============    ===================

Total return                                            20.21%              20.00%               19.84%              12.35%(b)

Net assets, end of period (in thousands)              $11,494              $9,726               $1,146              $  269
Average net assets for the period (in
  thousands)                                          $10,718              $6,997               $  745              $  186
Ratio of expenses to average net assets*
  Before expense waiver                                  2.12%               3.09%                4.11%               3.84%
  After expense waiver                                   1.55%               1.55%                2.30%               2.30%
Ratio of net investment income/(loss) to
  average net assets*
  Before expense waiver                                 (1.41)%             (2.20)%              (3.40)%             (2.99)%
  After expense waiver                                  (0.84)%             (0.66)%              (1.99)%             (1.45)%
Portfolio turnover rate                                 84.66%             162.25%(a)            84.66%             162.25%(a)

 *  Annualized for periods less than a year
(a) Portfolio turnover is calculated at the Fund level and therefore represents the period October 1, 2002 (Fund inception) to September 30, 2003.
(b) The total return calculation is for the period indicated.
(x) Calculated using the average share method

Notes to Financial Statements

MARCH 31, 2004

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The ICON Bond Fund ("Bond Fund"), ICON Core Equity Fund ("Core Equity Fund") ICON Covered Call Fund ("Covered Call Fund"), ICON Equity Income Fund ("Equity Income Fund"), and ICON Long/Short Fund ("Long/Short Fund") are series funds (individually a "Fund" and collectively, the "Funds"). The Funds are part of the ICON Funds (the "Trust"), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end investment management company. The ICON Core Equity Fund commenced operations on October 12, 2000; the other Funds commenced operations on October 1, 2002. Each Fund offers three classes of shares; there were no Class Z shareholders in the Funds as of March 31, 2004. There are currently 13 other active funds within the Trust. Those funds are covered by separate prospectuses and shareholder reports.

     Each Fund is authorized to issue an unlimited number of no par shares. The investment objective of the Bond Fund is maximum total return. The investment objective of the Core Equity Fund is long-term capital appreciation with a secondary objective of capital preservation. The investment objective of the Covered Call Fund is modest capital appreciation and to maximize realized gains from writing covered call options. The investment objective of the Equity Income Fund is modest capital appreciation and income. The investment objective of the Long/Short Fund is capital appreciation.

     The Funds may have elements of risk, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment.
Additionally, the Bond Fund may invest in medium- and lower-quality debt securities. These high-yield bonds involve greater risk of default and price volatility than U.S. government and other high-quality bonds. High-yield-high risk bonds can experience sudden and sharp price swings which will affect net asset value. The Covered Call Fund invests in call options; call options involve certain risks and are not suitable for all investors. The Long/Short Fund invests short in securities; there are risks associated with selling short, including the risk that the Long/Short Fund may have to cover its short position at a higher price than the short sale, resulting in a loss. There are also risks associated with small and mid-cap investing, including limited product lines, less liquidity and small market share.

     The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

Investment Valuation.
The Funds' securities and other assets are valued as of the close of regular trading on the New York Stock Exchange (the "NYSE") (normally 4 p.m. Eastern time) each day the NYSE is open, except that securities traded primarily on the NASDAQ Stock Market ("NASDAQ") are normally valued by a Fund at the NASDAQ Official Closing Price provided by NASDAQ each business day. The Funds use pricing services to determine the market value of securities in their portfolios; if a pricing service is not able to provide a price, or the pricing service quote of valuation is inaccurate or does not reflect the market value of the security, prices may be obtained through market quotations from independent broker/dealers. If market quotations from these sources are not readily available, the Funds' securities or other assets are valued at fair value as determined in good faith by the Funds' Board of Trustees ("Board") or pursuant to procedures approved by the Board. Any foreign investments in the Funds traded in countries outside of the Western Hemisphere are fair valued daily based on procedures established by the Funds' Board to avoid stale prices and to take into account, among other things, any significant events occurring after the close of a foreign market in those regions. The valuation assigned to fair-valued securities for purposes of calculating a Fund's NAV may differ from the security's most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

     A security listed or traded primarily on a securities exchange or in the over-the-counter market is generally valued at its last sale price on the exchange or market where it is principally traded, except that securities primarily traded on NASDAQ are normally valued at the NASDAQ Official Closing Price. Lacking any sales that day, the security is valued at the current closing bid price (or yield equivalent thereof) or based on quotes obtained from dealers making a market for the security. Options are valued at their closing mid-price on the principal market where the option is traded. Mid-price is the average of the sum of the closing bid and closing ask prices. Debt securities with a remaining maturity of greater than sixty days are valued in accordance with the evaluated bid price supplied by the pricing service. Short-term securities with remaining maturities of sixty days or less are generally valued at amortized cost or original cost plus accrued interest, which approximates market value. London closing exchange rates are used to convert foreign security values into U.S. dollars.

Repurchase Agreements.
Repurchase agreements, if held by the Funds, are fully collateralized by U.S. Government securities and such collateral is in the possession of the Funds' custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to purchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. No repurchase agreements were purchased or sold by the Funds during the semiannual period ended March 31, 2004.

Options Transactions.
Each Fund may write (sell) put and call options only if it, among other  things,
(i) owns an offsetting position in the underlying security or (ii) maintains cash or other liquid assets in an amount equal to or greater than its obligation under the option.

     When a Fund writes a put or call option, an amount equal to the premium received is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As a writer of an option, a Fund has no control over whether the underlying securities are subsequently sold (call) or purchased
(put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

     Each Fund may also purchase put and call options. When a Fund purchases a put or call option, an amount equal to the premium paid is included in the Fund's Statement of Assets and Liabilities as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

Income Taxes.
The Funds intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code and, accordingly, the Funds will generally not be subject to federal and state income taxes, or federal excise taxes to the extent that they intend to make sufficient distributions of net investment income and net realized capital gain.

     Dividends paid by the Funds from net investment income and distributions of net realized short-term gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

     Dividends and distributions to shareholders are recorded by the Funds on the ex-dividend/distribution date. The Bond Fund distributes net investment income, if any, to shareholders monthly. The Equity Income Fund distributes net investment income, if any, to shareholders quarterly. The Funds distribute net realized capital gains, if any, to shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles generally accepted in the United States of America.

Investment Income.
Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned.

Investment Transactions.
Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Expenses.
Each class of a Fund's shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, based upon relative net assets of each class. Expenses which cannot be directly attributed to a specific fund in the Trust are apportioned between all funds in the Trust based upon relative net assets.

2. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees.
ICON Advisers, Inc. ("ICON") (formerly Meridian Investment Management Corporation) serves as investment adviser to the Funds and is responsible for managing the Funds' portfolios of securities. ICON receives a monthly management fee that is computed daily at an annual rate of 0.60% of average daily nets assets of the Bond Fund, 0.75% of average daily net assets of the Core Equity, Covered Call and Equity Income Funds, and 0.85% of average daily net assets of the Long/ Short Fund. For the period ended September 30, 2004, ICON has contractually agreed to limit its investment advisory fee and/or reimburse certain of the Funds' operating expenses (exclusive of brokerage, interest, taxes, and extraordinary expenses) to the extent necessary to ensure that the Funds' operating expenses do not exceed 1.90% for Class C and 1.30% for Class I shares of the Bond Fund, 2.20% for Class C and 1.45% for Class I shares of the Covered Call and Equity Income Funds, and 2.30% for Class C and 1.55% for Class I shares of the Long/Short Fund. To the extent ICON reimburses or absorbs fees and expenses, it may seek payment of such amounts for up to three years after the expenses were reimbursed or absorbed. A Fund will make no such payment, however, if the total Fund operating expenses exceed the expense limits in effect at the time the expenses were reimbursed or at the time these payments are proposed. For the six-month period ended March 31, 2004, ICON reimbursed/absorbed $4,927 on Class C and $8,629 on Class I shares of the Bond Fund; $5,666 on Class C and $31,303 on Class I shares of the Covered Call Fund; $4,551 on Class C and $26,873 (prior to reimbursement by ICON for excise tax) on Class I shares of the Equity Income Fund; and $6,834 on Class C and $30,663 on Class I shares of the Long/Short Fund, respectively. These expenses are subject to recovery by ICON based on a rolling three-year period.

During the period, ICON paid an excise tax liability for the Equity Income Fund in the amount of $18,436.

Transfer Agent, Custody and Accounting Fees.
U.S. Bank N.A. ("U.S. Bank") and U.S. Bancorp Fund Services, LLC ("U.S. Bancorp") provide domestic custodial services, transfer agent services and fund accounting for the Funds. For these services the Trust pays a fee for transfer agent and custody services at an annual rate of 0.065% on the first $500 million of average daily net assets, 0.06% on the next $1 billion of average daily net assets, and 0.05% on the average daily net assets in excess of $1.5 billion. The Funds pay a minimum fee for fund accounting of $37,500 on the Core Equity Fund; $48,750 on the Bond Fund, Covered Call Fund, and Long/Short Fund; and $41,250 on the Equity Income Fund on the first $100 million of average net assets, 0.025% on the next $200 million of average daily net assets and 0.0125% on the daily average net assets in excess of $300 million. The Trust also pays for various out-of-pocket costs incurred by U.S. Bancorp that are estimated to be 0.02% of average daily net assets.

Administrative Services.
The Trust has entered into an administrative services agreement with ICON. This agreement provides for an annual fee of 0.05% on the Trust's first $1.5 billion of average daily net assets and 0.045% on average daily net assets in excess of $1.5 billion.

Distribution Fees.
The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act ("12b-1 Plan") under which the Funds are authorized to compensate the Funds' distributor, ICON Distributors, Inc. ("IDI") (formerly Meridian Clearing Corp.) (an affiliate of the adviser) for the sale and distribution of shares. Under the 12b-1 Plan, Bond Fund Class C shareholders pay an annual 12b-1 and service fee of 0.85% of average daily net assets and Class I shareholders pay an annual 12b-1 fee of 0.25% of average daily net assets. The shareholders of the other Funds pay an annual 12b-1 and service fee of 1.00% of average daily net assets for Class C shares and an annual 12b-1 and service fee of 0.25% of average daily net assets for Class I shares. For the six-months ended March 31, 2004 the total amounts paid or payable to IDI pursuant to the 12b-1 Plan were $1,255 on Class C shares and $51,870 on Class I shares of the Bond Fund, $210,496 on Class C shares and $53,098 on Class I shares of the Core Equity Fund, $2,440 on Class C shares and $31,413 on Class I shares of the Covered Call Fund, $4,264 on Class C shares and $84,660 on Class I shares of the Equity Income Fund, and $3,700 on Class C shares and $13,434 on Class I shares of the Long/Short Fund.

Related parties.
Certain officers and directors of ICON and IDI are also officers and trustees of the Trust; however, such officers and trustees receive no compensation from the Trust.

3. OPTIONS CONTRACTS WRITTEN

The number of option contracts written and the premiums received by the ICON Covered Call Fund during the six-month period ended March 31, 2004, were as follows:

                         NUMBER OF     PREMIUMS
                         CONTRACTS     RECEIVED
Options outstanding,
  beginning of
  period...............     3,334     $   241,662
Options written during
  period...............    25,152       1,862,467
Options expired during
  period...............      (593)        (71,714)
Options closed during
  period...............    (5,238)     (1,242,589)
Options exercised
  during period........   (14,240)       (321,139)
                          -------     -----------
Options outstanding,
  end of period........     8,415     $   468,687
                          =======     ===========

4. FEDERAL INCOME TAX

Income and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles that are generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferrals of wash losses, foreign currency transactions, net investment losses, and capital loss carryovers.

     The aggregate composition by Fund of unrealized capital appreciation and depreciation of investment securities for federal income tax purposes for the six-month period ended March 31, 2004 are as follows:

                             ICON          ICON           ICON           ICON           ICON
                             BOND       CORE EQUITY   COVERED CALL   EQUITY INCOME   LONG/SHORT
                             FUND          FUND           FUND           FUND           FUND
Federal Tax Cost........  $42,420,560   $75,104,303   $25,752,572     $97,337,668    $10,686,442
Unrealized
  Appreciation..........  $ 2,865,048   $16,692,543   $ 4,335,451     $13,088,778    $ 2,460,783
Unrealized
  Depreciation..........  $   (97,087)  $(1,076,969)  $(1,162,998)    $(2,319,801)   $  (225,801)
Net Appreciation........  $ 2,767,961   $15,615,574   $ 3,172,453     $10,768,977    $ 2,234,982

     The tax components of capital shown in the table below represent: (1) losses or deductions the portfolio may be able to offset against income and gains recognized in future years, and (2) post October loss deferrals.

     Accumulated capital losses noted below represent net capital loss carryovers as of September 30, 2003 that may be available to offset future realized capital gains and thereby reduce future taxable income distributions. These carryovers expire on September 30, 2010 and 2011.

     In 2003, the portfolios incurred "post October" losses during the period from November 1, 2002 through September 30, 2003. These losses will be deferred for tax purposes and recognized in the year ending September 30, 2004.

                        ACCUMULATED      POST OCTOBER
                       CAPITAL LOSSES     DEFERRALS
ICON Bond Fund.......   $       (716)    $  (296,502)
ICON Core Equity
  Fund...............    (11,898,396)     (1,659,973)
ICON Covered Call
  Fund...............             --              --
ICON Equity Income
  Fund...............             --              --
ICON Long Short
  Fund...............           (445)       (172,444)

                       THIS PAGE INTENTIONALLY LEFT BLANK

[ICON FUNDS LOGO]

       For more information about the ICON Funds, contact us:

By Telephone                                1-800-764-0442

By Mail                                     ICON Funds
                                            P.O. Box 701
                                            Milwaukee, WI 53201-0701

In Person                                   ICON Funds
                                            5299 DTC Boulevard, 12th Floor
                                            Greenwood Village, CO 80111

By E-Mail                                   info@iconadvisers.com

On the Internet                             www.iconfunds.com

This report is for the general information of the Funds' shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. Consider the investment objectives, risks, charges, expenses, and share classes of each ICON Fund carefully before investing. The prospectus contains this and other information about the Funds and is available by visiting www.iconfunds.com or by calling 1-800-764-0442. Please read the prospectus carefully before investing. ICON Distributors, Inc., Distributor
                                                                       I-130-D1V
                                                                       ICDIVSEMI

--------------------------------------------------------------------------------

Item 2.   Code of Ethics.
          Not applicable to semiannual reports.

Item 3.   Audit Committee Financial Expert.
          Not applicable to semiannual reports.

Item 4.   Principal Accountant Fees and Services.
          Not applicable to semiannual reports.

Item 5.   Audit Committee of Listed Registrants.
          Not applicable.

Item 6. Not applicable - schedule is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
          Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
          Not applicable.

Item 9.   Submission of Matters to a Vote of Security Holders.
          Not applicable.

Item 10.  Controls and Procedures.

          (a) The Registrant's Principal Executive Officer and Principal Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report
          (b) There was no change in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the Registrant's most recently ended second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 11.  Exhibits.

          (a)(1)    Previously  filed  on  December  1,  2003.

          (a)(2)    Separate   certifications  for  the  Registrant's  Principal
                    Executive Officer and Principal Financial Officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940,
                    as  amended,   are  attached  as   EX99.CERT.

          (a)(3)    Not applicable.

          (b) A certifications of the Registrant's Principal Executive Officer and Principal Financial Officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is attached as EX99.906CERT.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ICON Funds

By:      /s/ Craig T. Callahan
         --------------------------------------------
         Craig T. Callahan
         President and Chief Executive Officer (Principal Executive Officer)

Date:    August 5, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By:      /s/ Craig T. Callahan
         --------------------------------------------
         Craig T. Callahan
         President and Chief Executive Officer
         (Principal Executive Officer)

Date:    August 5, 2004


By:      /s/ Erik L. Jonson
         --------------------------------------------
         Erik L. Jonson
         Vice President, Chief Financial Officer and Treasurer
         (Principal Financial Officer and Principal Accounting Officer)

Date:    August 5, 2004